As filed with the Securities and Exchange Commission on
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January 28, 2011
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Registration No. 33-51017
811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 20	/ X /
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	and/or	----
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 21	/ X /
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	(Check appropriate box or boxes)	----
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PUTNAM ASSET ALLOCATION FUNDS
(Exact name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

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It is proposed that this filing will become effective
(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on January 30, 2011 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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BETH S. MAZOR, Vice President
PUTNAM ASSET ALLOCATION FUNDS
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
JOHN W. GERSTMAYR, Esquire
ROPES & GRAY LLP

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Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
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

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
Growth Portfolio	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PAGYX
Balanced Portfolio	PABAX	PABBX	AABCX	PABMX	PAARX	PABYX
Conservative Portfolio	PACAX	PACBX	PACCX	PACMX	PACRX	PACYX


Putnam
Asset Allocation
Funds

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Prospectus	Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
1 |30 |11	Putnam Asset Allocation: Conservative Portfolio
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Fund summaries	2
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What are each fund’s main investment strategies and related risks?	16
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Who oversees and manages the funds?	23
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How do the funds price their shares?	26
How do I buy fund shares?	27
How do I sell or exchange fund shares?	34
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Policy on excessive short-term trading	36
Distribution plans and payments to dealers	39
Fund distributions and taxes	41
Financial highlights	43

Investment Category: Asset	These securities have not been approved
Allocation	or disapproved by the Securities and
This prospectus explains what	Exchange Commission nor has the
you should know about this	Commission passed upon the accuracy
mutual fund before you invest.	or adequacy of this prospectus. Any
Please read it carefully.	statement to the contrary is a crime.

Fund summaries

Putnam Asset Allocation: Growth Portfolio

Goal

The Growth Portfolio seeks capital appreciation.

Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	NONE*
Class B	NONE	5.00%**
Class C	NONE	1.00%
Class M	3.50%	NONE*
Class R	NONE	NONE
Class Y	NONE	NONE
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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses
Class A	0.60%	0.25%	0.34%	0.02%	1.21%
Class B	0.60%	1.00%	0.34%	0.02%	1.96%
Class C	0.60%	1.00%	0.34%	0.02%	1.96%
Class M	0.60%	0.75%	0.34%	0.02%	1.71%
Class R	0.60%	0.50%	0.34%	0.02%	1.46%
Class Y	0.60%	N/A	0.34%	0.02%	0.96%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

2	Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$691	$937	$1,202	$1,957
Class B	$699	$915	$1,257	$2,091
Class B (no redemption)	$199	$615	$1,057	$2,091
Class C	$299	$615	$1,057	$2,285
Class C (no redemption)	$199	$615	$1,057	$2,285
Class M	$518	$870	$1,246	$2,299
Class R	$149	$462	$797	$1,746
Class Y	$98	$306	$531	$1,178

Portfolio turnover


The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 116%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	80%	65-95%
Fixed Income	20%	5-35%

Prospectus	3

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We invest mainly in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.


Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets between stocks and bonds may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the

4	Prospectus

case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A before taxes	8.29%	2.09%	3.12%
Class A after taxes on distributions	7.15%	1.31%	2.42%
Class A after taxes on distributions and
sale of fund shares	5.59%	1.42%	2.32%
Class B before taxes	9.11%	2.20%	2.97%
Class C before taxes	13.02%	2.53%	2.96%
Class M before taxes	10.36%	2.06%	2.86%
Class R before taxes	14.63%	3.00%	3.45%
Class Y before taxes	15.18%	3.55%	3.99%
Russell 3000 Index
(no deduction for fees, expenses or taxes)	16.93%	2.74%	2.16%
Putnam Growth Blended Benchmark
(no deduction for fees, expenses or taxes, other
than withholding taxes on reinvested dividends in
the case of the MSCI Indices)	14.35%	4.33%	4.24%

Prospectus	5

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Barclays Capital Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EMF Index (ND).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.


Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers


Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 16.


Putnam Asset Allocation: Balanced Portfolio

Goal

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The Balanced Portfolio seeks total return. Total return is composed of capital appreciation and income.


Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


6	Prospectus

Shareholder fees (fees paid directly from your investment)


		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	NONE*
Class B	NONE	5.00%**
Class C	NONE	1.00%
Class M	3.50%	NONE*
Class R	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses

Class A	0.53%	0.25%	0.33%	0.01%	1.12%
Class B	0.53%	1.00%	0.33%	0.01%	1.87%
Class C	0.53%	1.00%	0.33%	0.01%	1.87%
Class M	0.53%	0.75%	0.33%	0.01%	1.62%
Class R	0.53%	0.50%	0.33%	0.01%	1.37%
Class Y	0.53%	N/A	0.33%	0.01%	0.87%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a management contract effective 1/1/2010.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Prospectus	7

Share class	1 year	3 years	5 years	10 years
Class A	$683	$911	$1,156	$1,860
Class B	$690	$888	$1,211	$1,995
Class B (no redemption)	$190	$588	$1,011	$1,995
Class C	$290	$588	$1,011	$2,190
Class C (no redemption)	$190	$588	$1,011	$2,190
Class M	$509	$843	$1,200	$2,205
Class R	$139	$434	$750	$1,646
Class Y	$89	$278	$482	$1,073

Portfolio turnover


The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 138%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	60%	45-75%
Fixed Income	40%	25-55%

We invest mainly in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also select other

8	Prospectus

investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.


Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets between stocks and bonds may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of

Prospectus	9

sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A before taxes	7.79%	2.23%	2.63%
Class A after taxes on distributions	6.28%	1.15%	1.70%
Class A after taxes on distributions and
sale of fund shares	5.18%	1.33%	1.74%
Class B before taxes	8.55%	2.36%	2.48%
Class C before taxes	12.59%	2.68%	2.46%
Class M before taxes	9.85%	2.21%	2.35%
Class R before taxes	14.08%	3.17%	2.95%
Class Y before taxes	14.62%	3.71%	3.49%
Russell 3000 Index
(no deduction for fees, expenses or taxes)	16.93%	2.74%	2.16%
Putnam Balanced Blended Benchmark
(no deduction for fees, expenses or taxes, other
than withholding taxes on reinvested dividends in
the case of the MSCI Index)	12.77%	4.53%	4.32%

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Barclays Capital Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.


10	Prospectus

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers


Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 16.


Putnam Asset Allocation: Conservative Portfolio

Goal


The Conservative Portfolio seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.


Fees and expenses


The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	NONE*
Class B	NONE	5.00%**
Class C	NONE	1.00%
Class M	3.50%	NONE*
Class R	NONE	NONE
Class Y	NONE	NONE

		Prospectus 11

Annual fund operating expenses

(expenses you pay each year as a percentage of the value of your investment)***

		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses

Class A	0.53%	0.25%	0.28%	0.01%	1.07%
Class B	0.53%	1.00%	0.28%	0.01%	1.82%
Class C	0.53%	1.00%	0.28%	0.01%	1.82%
Class M	0.53%	0.75%	0.28%	0.01%	1.57%
Class R	0.53%	0.50%	0.28%	0.01%	1.32%
Class Y	0.53%	N/A	0.28%	0.01%	0.82%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a management contract effective 1/1/2010.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$678	$896	$1,131	$1,806
Class B	$685	$873	$1,185	$1,940
Class B (no redemption)	$185	$573	$985	$1,940
Class C	$285	$573	$985	$2,137
Class C (no redemption)	$185	$573	$985	$2,137
Class M	$504	$828	$1,175	$2,152
Class R	$134	$418	$723	$1,590
Class Y	$84	$262	$455	$1,014

Portfolio turnover


The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 196%.


12	Prospectus

Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	30%	15-45%
Fixed Income	70%	55-85%

We invest mainly in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We also invest, to a lesser extent, in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.


Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets between stocks and bonds may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for

Prospectus	13

longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

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The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

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Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A before taxes	4.39%	2.70%	3.59%
Class A after taxes on distributions	2.83%	1.40%	2.16%
Class A after taxes on distributions and
sale of fund shares	2.92%	1.57%	2.22%
Class B before taxes	5.03%	2.85%	3.41%
Class C before taxes	8.92%	3.19%	3.41%
Class M before taxes	6.34%	2.72%	3.29%
Class R before taxes	10.60%	3.87%	4.14%
Class Y before taxes	11.15%	4.27%	4.48%
Barclays Capital Aggregate Bond Index
(no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%
Putnam Conservative Blended
Benchmark (no deduction for fees, expenses or
taxes, other than withholding taxes on reinvested
dividends in the case of the MSCI Index)	10.04%	5.42%	5.32%

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, 65% of which is the Barclays Capital Aggregate Bond Index, 25% of which is the Russell 3000 Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.

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Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers

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Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 16.

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IMPORTANT ADDITIONAL INFORMATION ABOUT ALL FUNDS

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Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

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You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

Each fund’s distributions will be taxed as ordinary income or capital gains unless the shares are held through a tax-advantaged arrangement.

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Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

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EQUITY CLASS

Each fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

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• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

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• Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

Each fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

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In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund’s current dividend rate with its “yield,” which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission (SEC) regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

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• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

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We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Portfolio’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

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Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

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Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

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• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

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BOTH CLASSES

• Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Portfolio invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:

– Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

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– Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

– Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

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– Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

– Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value a fund’s foreign investments.

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– Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

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Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

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• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad). We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions

Prospectus	21

that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

• Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index) and investments in bank loans. A fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described in the SAI.

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• Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of the fund’s assets using alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

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• Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

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• Portfolio turnover rate. Each fund’s portfolio turnover rate measures how frequently a fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of such fund’s assets within a one-year period. From time to time the funds may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. Each fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

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• Portfolio holdings. The SAI includes a description of the funds’ policies with respect to the disclosure of each of the fund’s portfolio holdings. For more specific information on each fund’s portfolio, you may visit the Putnam Investments Web site, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the funds file a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s Web site at http://www.sec.gov.

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Who oversees and manages the funds?

The funds’ Trustees

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As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not an officer of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

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The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

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Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

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The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of the funds’ management contract and the sub-management and sub-advisory contracts described below is discussed in each funds’ annual report to shareholders dated September 30, 2010.

Under a management contract approved by shareholders and effective January 1, 2010, the fund pays a monthly fee to Putnam Management at an annual rate (as a percentage of the fund’s average net assets for the month) that varies based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding Putnam Global Sector Fund, Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), as determined at the close of each business day during the month.

Under each fund’s prior management contract, the fund paid a quarterly management fee at a rate based solely on the average net assets of the fund, as determined at the close of each business day during the quarter.

Based on the funds’ current management contract and the funds’ prior management contract, the Growth Portfolio, Balanced Portfolio, and Conservative Portfolio paid Putnam Management, management fees (after any applicable waivers) of 0.60%, 0.54% and 0.54%, respectively, of average net assets for each fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

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Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not a fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

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Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not a fund), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

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Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of a fund or provide other investment services, consistent with local regulations.

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

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Portfolio managers	Joined fund	Employer	Positions over past five years

Jeffrey Knight	2002	Putnam Management	Head of Global Asset
		1993 – Present	Allocation
			Previously, Chief Investment
			Officer, Global Asset Allocation
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James Fetch	2008	Putnam Management	Portfolio Manager
		1994 – Present	Previously, Investment
			Strategist and Analyst
Robert Kea	2002	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative
			Analyst and Analyst
Robert Schoen	2002	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative
			Analyst
Jason Vaillancourt	2008	Putnam Management	Portfolio Manager
		1999 – Present	Previously, Investment
			Strategist and Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

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How do the funds price their shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

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Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. A fund may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the funds’ Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the funds have adopted fair value pricing procedures, which, among other things, require a fund to assess the fair value of foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially aff ecting the values of a

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fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

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You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

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Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in a retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of the funds through the plan, including any restrictions or limitations that may apply.

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Mutual funds must obtain and verify information that identifies investors opening new accounts. If the funds are unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, a fund reserves the right to close your account.

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Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

While the funds no longer issue certificates for fund shares, previously issued share certificates remain valid.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which

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share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

• Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 5.75%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

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• Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

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• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

• Initial sales charge of up to 3.50%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

30	Prospectus

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

• qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

• bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

• corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

• college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

• other Putnam funds and Putnam investment products;

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• investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam;

• clients of a financial representative who are charged a fee for consulting or similar services;

• corporations, endowments and foundations that have entered into an arrangement with Putnam; and

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• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares
	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at offering	Net amount	Offering	Net amount	Offering
price ($)	invested	price**	invested	price**

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

**Offering price includes sales charge.

Reducing your class A or class M sales charge

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

• Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in a fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

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To calculate the total value of your existing accounts and any linked accounts, the funds will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

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• Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to

32	Prospectus

the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund or funds will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

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In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ Web site at putnam.com/individual by selecting Investment Choices, then Mutual Funds, and then Pricing policies, and in the SAI.

• Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

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How do I sell or exchange fund shares?

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You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

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Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

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• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

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• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange

34	Prospectus

of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

• Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%
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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

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Prospectus	35

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

• Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

• Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

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• Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing each fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in each fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase each fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because each fund invests in foreign securities, their performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

36	Prospectus

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in each fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

• Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and each fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading.

Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on each fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or a fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. Each fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

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Prospectus	37

• Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or each of the funds may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in a fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. Each of the funds may take these steps in its discretion even if the investor’s activity may not have been detected by each particular fund’s current monitoring parameters.

• Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to suffi cient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, each fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

38	Prospectus

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Fund summaries — Fees and expenses.

Prospectus	39

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2010 in the SAI, which is on file with the SEC and is also available on Putnam’s Web site at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affi liates and any services your dealer provides, as well as about fees and/or commissions it charges.

• Other payments. Putnam Retail Management and its affi liates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other

40	Prospectus

applicable laws and regulations. The fund’s transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

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Fund distributions and taxes

The Growth Portfolio, Balanced Portfolio and Conservative Portfolio normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the respective fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the applicable fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

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For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are generally taxable to you as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are generally taxable to you as ordinary income. For taxable years beginning before January 1, 2013, properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

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Prospectus	41

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

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Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

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A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

42	Prospectus

Financial highlights

The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the funds’ financial statements are included in the funds’ annual report to shareholders, which is available upon request.

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Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

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INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
														Ratio of net
	Net asset		Net realized			From							Ratio of	investment
	value,	Net invest-	and unrealized	Total from	From	net realized	Total		Non-recurring		Total return at	Net assets,	expenses	income (loss)
	beginning	ment income	gain (loss) on	investment	net investment	gain on	distribu-	Redemption	reimburse-	Net asset value,	net asset value	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	tions	fees [e]	ments	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [h]

Class A
September 30, 2010	$11.03	.20	.98	1.18	(.49)	—	(.49)	—	— [e,f]	$11.72	10.98	$1,160,684	1.20	1.79	115.92
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	—	— [e,i]	11.03	2.31	1,127,303	1.22 [d,j]	2.09 [d]	130.14
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	—	—	11.30	(23.82)	1,338,008	1.13 [d]	2.08 [d]	112.72
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	—	—	15.14	14.31	1,763,893	1.14 [d]	1.52 [d]	80.70
September 30, 2006	11.97	.19 [g]	1.26	1.45	(.10)	—	(.10)	—	—	13.32	12.19 [g]	1,152,980	1.14 [d,g]	1.51 [d,g]	85.02

Class B
September 30, 2010	$10.85	.11	.97	1.08	(.41)	—	(.41)	—	— [e,f]	$11.52	10.18	$175,341	1.95	1.03	115.92
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	—	— [e,i]	10.85	1.64	201,795	1.97 [d,j]	1.34 [d]	130.14
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	—	—	11.05	(24.38)	269,312	1.88 [d]	1.30 [d]	112.72
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	—	—	14.80	13.41	432,178	1.89 [d]	.76 [d]	80.70
September 30, 2006	11.73	.09 [g]	1.24	1.33	(.01)	—	(.01)	—	—	13.05	11.37 [g]	363,651	1.89 [d,g]	.75 [d,g]	85.02

Class C
September 30, 2010	$10.66	.11	.93	1.04	(.41)	—	(.41)	—	— [e,f]	$11.29	10.05	$134,498	1.95	1.04	115.92
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	—	— [e,i]	10.66	1.63	134,572	1.97 [d,j]	1.34 [d]	130.14
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	—	—	10.87	(24.37)	167,237	1.88 [d]	1.31 [d]	112.72
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	—	—	14.58	13.40	241,464	1.89 [d]	.77 [d]	80.70
September 30, 2006	11.57	.09 [g]	1.22	1.31	(.02)	—	(.02)	—	—	12.86	11.38 [g]	150,255	1.89 [d,g]	.76 [d,g]	85.02

Class M
September 30, 2010	$10.86	.14	.96	1.10	(.44)	—	(.44)	—	— [e,f]	$11.52	10.41	$29,272	1.70	1.28	115.92
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	—	— [e,i]	10.86	1.84	29,912	1.72 [d,j]	1.58 [d]	130.14
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	—	—	11.09	(24.15)	37,313	1.63 [d]	1.57 [d]	112.72
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	—	—	14.86	13.65	50,657	1.64 [d]	1.00 [d]	80.70
September 30, 2006	11.77	.12 [g]	1.24	1.36	(.04)	—	(.04)	—	—	13.09	11.60 [g]	40,409	1.64 [d,g]	1.00 [d,g]	85.02

Class R
September 30, 2010	$10.88	.17	.95	1.12	(.47)	—	(.47)	—	— [e,f]	$11.53	10.60	$13,669	1.45	1.54	115.92
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	—	— [e,i]	10.88	1.97	10,844	1.47 [d,j]	1.85 [d]	130.14
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	—	—	11.16	(24.08)	8,950	1.38 [d]	1.88 [d]	112.72
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	—	—	14.96	14.00	7,447	1.39 [d]	1.28 [d]	80.70
September 30, 2006	11.87	.17 [g]	1.23	1.40	(.09)	—	(.09)	—	—	13.18	11.85 [g]	6,258	1.39 [d,g]	1.31 [d,g]	85.02

Class Y
September 30, 2010	$11.12	.23	.98	1.21	(.51)	—	(.51)	—	— [e,f]	$11.82	11.24	$164,457.95		2.02	115.92
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	—	— [e,i]	11.12	2.43	240,911	.97 [d,j]	2.41 [d]	130.14
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	—	—	11.42	(23.55)	166,154	.88 [d]	2.30 [d]	112.72
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	—	—	15.28	14.55	217,314	.89 [d]	1.75 [d]	80.70
September 30, 2006	12.08	.22 [g]	1.27	1.49	(.13)	—	(.13)	—	—	13.44	12.40 [g]	154,877	.89 [d,g]	1.73 [d,g]	85.02

See notes to financial highlights at the end of this section.

44	Prospectus	Prospectus	45

Financial highlights (Continued)


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

September 30, 2006	0.01


e Amount represents less than $0.01 per share.


f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.


g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

46	Prospectus

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Prospectus	47

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
												Ratio of
												expenses
												to average
											Ratio of	net assets	Ratio of net
	Net asset		Net realized								expenses	excluding	investment
	value,		and unrealized	Total from	From				Total return	Net assets,	to average	interest	income (loss)
	beginning	Net investment	gain (loss) on	investment	net investment	Total	Redemption	Net asset value,	at net asset	end of period	net assets	expense	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2010	$9.82	.27	.94	1.21	(.56)	(.56)	—	$10.47	12.62	$931,461	1.10	1.10	2.71	137.77
September 30, 2009	10.01	.21	.05 [f]	.26	(.45)	(.45)	—	9.82	3.79	927,285	1.23 [i]	1.13	2.54	200.58
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	—	10.01	(19.45)	1,142,882	1.09	1.09	3.07	123.63
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	—	12.74	9.36	1,619,706	1.06	1.06	2.19	106.89
September 30, 2006	11.04	.23 [g]	.82	1.05	(.23)	(.23)	—	11.86	9.64 [g]	1,329,409	1.00 [g]	1.00 [g]	2.04 [g]	90.03

Class B
September 30, 2010	$9.78	.20	.93	1.13	(.48)	(.48)	—	$10.43	11.80	$114,661	1.85	1.85	1.97	137.77
September 30, 2009	9.96	.14	.07 [f]	.21	(.39)	(.39)	—	9.78	3.10	131,854	1.98 [i]	1.88	1.76	200.58
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	—	9.96	(19.99)	191,536	1.84	1.84	2.30	123.63
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	—	12.66	8.58	311,754	1.81	1.81	1.43	106.89
September 30, 2006	10.96	.14 [g]	.83	.97	(.15)	(.15)	—	11.78	8.88 [g]	324,825	1.75 [g]	1.75 [g]	1.28 [g]	90.03

Class C
September 30, 2010	$9.65	.19	.92	1.11	(.48)	(.48)	—	$10.28	11.79	$98,134	1.85	1.85	1.96	137.77
September 30, 2009	9.85	.15	.04 [f]	.19	(.39)	(.39)	—	9.65	2.97	99,579	1.98 [i]	1.88	1.79	200.58
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	—	9.85	(20.01)	118,179	1.84	1.84	2.32	123.63
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	—	12.53	8.64	162,251	1.81	1.81	1.43	106.89
September 30, 2006	10.87	.14 [g]	.80	.94	(.15)	(.15)	—	11.66	8.72 [g]	128,541	1.75 [g]	1.75 [g]	1.29 [g]	90.03

Class M
September 30, 2010	$9.81	.22	.93	1.15	(.50)	(.50)	—	$10.46	12.08	$23,600	1.60	1.60	2.20	137.77
September 30, 2009	10.00	.17	.05 [f]	.22	(.41)	(.41)	—	9.81	3.27	22,010	1.73 [i]	1.63	2.04	200.58
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	—	10.00	(19.82)	27,475	1.59	1.59	2.58	123.63
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	—	12.72	8.83	38,124	1.56	1.56	1.68	106.89
September 30, 2006	11.02	.17 [g]	.82	.99	(.17)	(.17)	—	11.84	9.11 [g]	34,730	1.50 [g]	1.50 [g]	1.54 [g]	90.03

Class R
September 30, 2010	$9.77	.25	.92	1.17	(.53)	(.53)	—	$10.41	12.32	$9,614	1.35	1.35	2.45	137.77
September 30, 2009	9.97	.19	.04 [f]	.23	(.43)	(.43)	—	9.77	3.45	7,476	1.48 [i]	1.38	2.31	200.58
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	—	9.97	(19.62)	6,667	1.34	1.34	2.83	123.63
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	—	12.69	9.13	5,151	1.31	1.31	1.95	106.89
September 30, 2006	10.99	.22 [g]	.79	1.01	(.21)	(.21)	—	11.79	9.25 [g]	9,385	1.25 [g]	1.25 [g]	1.87 [g]	90.03

Class Y
September 30, 2010	$9.83	.30	.94	1.24	(.58)	(.58)	—	$10.49	12.98	$167,625.85		.85	2.99	137.77
September 30, 2009	10.03	.24	.03 [f]	.27	(.47)	(.47)	—	9.83	3.96	273,251	.98 [i]	.88	2.88	200.58
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	—	10.03	(19.20)	231,078.84		.84	3.33	123.63
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	—	12.76	9.61	238,397.81		.81	2.43	106.89
September 30, 2006	11.06	.26 [g]	.82	1.08	(.26)	(.26)	—	11.88	9.89 [g]	166,321	.75 [g]	.75 [g]	2.28 [g]	90.03

See notes to financial highlights at the end of this section.

48	Prospectus	Prospectus	49

Financial highlights (Continued)


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

September 30, 2007	0.01

September 30, 2006	0.01


e Amount represents less than $0.01 per share.


f The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.


g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.


50	Prospectus

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Prospectus	51

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
													Ratio of
													expenses
													to average	Ratio of net
	Net asset	Net	Net realized									Ratio of	net assets	investment
	value,	investment	and unrealized	Total from	From					Total return at	Net assets,	expenses	excluding inter-	income (loss)
	beginning	income	gain (loss) on	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	net asset value	end of period	to average	est expense	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	distributions	fees [e]	reimbursements	end of period	(%) [b]	(in thousands)	net assets (%) [c,d]	(%) [c,d]	net assets (%) [d]	turnover (%) [g]

Class A
September 30, 2010	$8.60	.28	.69	.97	(.49)	(.49)	—	—	$9.08	11.57	$376,055	1.05	1.05	3.21	196.42
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	—	— [e,h]	8.60	7.52	359,937	1.28 [i]	1.17	3.00	292.22
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	—	—	8.35	(12.09)	403,932	1.15	1.15	4.06	170.35
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	—	—	9.84	5.76	492,125	1.15	1.15	3.09	150.59
September 30, 2006	9.33	.28 [f]	.31	.59	(.33)	(.33)	—	—	9.59	6.46 [f]	414,952	1.06 [f]	1.06 [f]	2.95 [f]	133.41

Class B
September 30, 2010	$8.54	.22	.68	.90	(.42)	(.42)	—	—	$9.02	10.85	$32,603	1.80	1.80	2.49	196.42
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	—	— [e,h]	8.54	7.02	37,157	2.03 [i]	1.92	2.24	292.22
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.27	(12.77)	48,764	1.90	1.90	3.31	170.35
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	—	—	9.75	5.00	73,813	1.90	1.90	2.36	150.59
September 30, 2006	9.25	.20 [f]	.31	.51	(.26)	(.26)	—	—	9.50	5.61 [f]	89,287	1.81 [f]	1.81 [f]	2.21 [f]	133.41

Class C
September 30, 2010	$8.53	.21	.67	.88	(.42)	(.42)	—	—	$8.99	10.62	$43,589	1.80	1.80	2.45	196.42
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	—	— [e,h]	8.53	6.79	40,389	2.03 [i]	1.92	2.25	292.22
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.28	(12.76)	47,692	1.90	1.90	3.31	170.35
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	—	—	9.76	5.21	56,647	1.90	1.90	2.34	150.59
September 30, 2006	9.24	.20 [f]	.31	.51	(.26)	(.26)	—	—	9.49	5.64 [f]	46,990	1.81 [f]	1.81 [f]	2.20 [f]	133.41

Class M
September 30, 2010	$8.53	.24	.67	.91	(.44)	(.44)	—	—	$9.00	11.00	$8,767	1.55	1.55	2.73	196.42
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	—	— [e,h]	8.53	7.18	8,859	1.78 [i]	1.67	2.55	292.22
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	—	—	8.27	(12.54)	10,452	1.65	1.65	3.55	170.35
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	—	—	9.75	5.27	12,409	1.65	1.65	2.59	150.59
September 30, 2006	9.25	.23 [f]	.30	.53	(.28)	(.28)	—	—	9.50	5.86 [f]	11,794	1.56 [f]	1.56 [f]	2.45 [f]	133.41

Class R
September 30, 2010	$8.75	.26	.72	.98	(.46)	(.46)	—	—	$9.27	11.55	$3,377	1.30	1.30	2.94	196.42
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	—	— [e,h]	8.75	7.74	2,594	1.53 [i]	1.42	2.71	292.22
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	—	—	8.45	(12.28)	3,127	1.40	1.40	3.66	170.35
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	—	—	9.95	5.77	1,251	1.40	1.40	2.84	150.59
September 30, 2006	9.38	.26 [f]	.34	.60	(.31)	(.31)	—	—	9.67	6.49 [f]	927	1.31 [f]	1.31 [f]	2.70 [f]	133.41

Class Y
September 30, 2010	$8.62	.31	.68	.99	(.51)	(.51)	—	—	$9.10	11.85	$595,429.80		.80	3.45	196.42
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	—	— [e,h]	8.62	8.17	539,433	1.03 [i]	.92	3.29	292.22
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	—	—	8.34	(11.88)	470,161.90		.90	4.30	170.35
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	—	—	9.83	6.14	463,781.90		.90	3.34	150.59
September 30, 2006	9.31	.30 [f]	.31	.61	(.35)	(.35)	—	—	9.57	6.75 [f]	387,395	.81 [f]	.81 [f]	3.20 [f]	133.41

See notes to financial highlights at the end of this section.

52	Prospectus	Prospectus	53

Financial highlights (Continued)


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

September 30, 2006	0.03


e Amount represents less than $0.01 per share.


f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

g Portfolio turnover excludes dollar roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.


54	Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.


A short-term trading fee of 1.00% may apply to exchanges of certain fund shares within the time period specified in the applicable fund’s prospectus.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.


Many of these services can be accessed online at putnam.com.


For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.


Prospectus	55

For more information about Putnam Asset Allocation Funds


The funds’ SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The funds’ annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s Web site at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s Web site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the funds’ file number.


Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com


File No. 811-7121	SP250 265746 1/11

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
Growth Portfolio	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PAGYX
Balanced Portfolio	PABAX	PABBX	AABCX	PABMX	PAARX	PABYX
Conservative Portfolio	PACAX	PACBX	PACCX	PACMX	PACRX	PACYX

Putnam Asset Allocation: Growth Portfolio

Putnam Asset Allocation: Balanced Portfolio

Putnam Asset Allocation: Conservative Portfolio

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

January 30, 2011

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund’s prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds’ annual report or a prospectus dated 1/30/11, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam’s Web site at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

sai_6.pdf - 2011/01

sai_7.pdf - 2011/01

sai_8.pdf - 2011/01

I-1

Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-5
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PORTFOLIO MANAGERS	I-23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-27
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PART II

HOW TO BUY SHARES	II-1
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DISTRIBUTION PLANS	II-11
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MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
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TAXES	II-53
MANAGEMENT	II-65
DETERMINATION OF NET ASSET VALUE	II-83
INVESTOR SERVICES	II-85
SIGNATURE GUARANTEES	II-88
REDEMPTIONS	II-89
SHAREHOLDER LIABILITY	II-89
DISCLOSURE OF PORTFOLIO INFORMATION	II-89
PROXY VOTING GUIDELINES AND PROCEDURES	II-91
SECURITIES RATINGS	II-91
CLAIMS - PAYING ABILITY RATINGS	II-95
APPENDIX A- PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-99
APPENDIX B- FINANCIAL STATEMENTS	II-115
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I-2

SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

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The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

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The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. All shares of the Trust will vote together as a single class without regard to series or classes of shares on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that the matter affects the interests of one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interest of one or more series or classes, only shareholders of that series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund.

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Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. Each fund has voluntarily undertaken to hold a shareholder meeting at least every five years. The most recent shareholder meeting was in 2009.

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I-3

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

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(4) Purchase or sell commodities, except as permitted by applicable law.

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(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities if, as a result of such purchase, more than 25% of the funds’ total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

I-4

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the relevant fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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CHARGES AND EXPENSES

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Management fees

Under a management contract effective January 1, 2010, the funds pay a monthly fee to Putnam Investment Management, LLC (Putnam Management), the funds’ investment manager, at an annual rate (as a percentage of a fund’s average net assets for the month) that varies based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of funds investing in, or invested in by, other Putnam open-end funds, such as Putnam Global Sector Fund, Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund to the extent necessary to avoid “double-counting” of net assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

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I-5

GROWTH PORTFOLIO

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.515% of any excess thereafter.

BALANCED PORTFOLIO
CONSERVATIVE PORTFOLIO

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.445% of any excess thereafter.

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Under each fund’s prior management contract dated August 3, 2007, the fund paid a quarterly fee to Putnam Management based on the average net assets of each fund, as determined at the close of each business day during the quarter, at the annual rate of:

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0.70% of the first $500 million of average net assets of each series;
0.60% of the next $500 million of average net assets;
0.55% of the next $500 million of average net assets;
0.50% of the next $5 billion of average net assets;
0.475% of the next $5 billion of average net assets;
0.455% of the next $5 billion of average net assets;
0.44% of the next $5 billion of average net assets; and
0.43% of any excess over $21.5 billion.

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For the past three fiscal years, pursuant to the applicable management contract, each fund incurred the following fees:

I-6

			Amount of	Amount management
		Management	management	fee would have been
Fund name	Fiscal year	fee paid	fee waived	without waivers
Growth Portfolio	2010	$10,307,695	$0	$10,307,695
	2009	$8,299,036	$1,043,368	$9,342,404
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	2008	$13,569,842	$609,468	$14,179,310
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			Amount of	Amount management
		Management	management	fee would have been
Fund name	Fiscal year	fee paid	fee waived	without waivers
Balanced Portfolio	2010	$7,483,887	$252,055	$7,735,942
	2009	$6,599,813	$1,642,008	$8,241,821
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	2008	$12,338,988	$100,572	$12,439,560
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			Amount of	Amount management
		Management	management	fee would have been
Fund name	Fiscal year	fee paid	fee waived	without waivers
Conservative Portfolio	2010	$5,440,716	$250,872	$5,691,588
	2009	$5,272,306	$481,783	$5,754,089
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	2008	$6,911,038	$124,032	$7,035,070
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The amount of management fee waived for the most recent fiscal year for the Balanced and Conservative Portfolios resulted from arrangements set forth in “Fund-specific expense limitation” below.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, Putnam Management and the Board of Trustees of each fund agreed to replace the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement under which Putnam Management waived management fees of the fund to the extent that the management fee would otherwise exceed 0.550% for the Balanced and Conservative Portfolios of each respective fund’s average net assets. Please see “Management – The Management Contract” in Part II of this SAI for a description of other expense limitations that may apply to a fund.

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Brokerage commissions

I-7

The following table shows brokerage commissions paid during the fiscal years indicated:

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	Fiscal	Brokerage
	year	commissions
Growth Portfolio	2010	$2,984,852
	2009	$3,164,369
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	2008	$3,739,005

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	Fiscal	Brokerage
	year	commissions
Balanced Portfolio	2010	$1,739,037
	2009	$2,051,800
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	2008	$2,176,290

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	Fiscal	Brokerage
	year	commissions
Conservative
Portfolio	2010	$958,918
	2009	$1,019,941
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	2008	$973,795

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The portfolio turnover rates for the Balanced and Conservative Portfolios’ 2010 fiscal year were lower than the portfolio turnover rates for the funds’ 2009 fiscal year due to lower trading volumes. Please see the Financial Highlights section of the funds’ most recent shareholder report for further information about the funds’ portfolio turnover over recent periods.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
Growth Portfolio	$1,477,371,655	7.6%	$1,787,478
Balanced Portfolio	$941,148,787	5.5%	$1,023,477
Conservative
Portfolio	$506,844,456	4.0%	$542,440

At the end of fiscal 2010, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

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Growth Portfolio
Broker-dealers or affiliates	Value of securities held

I-8

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Bank of America Corp.	$3,049,452
Barclays PLC	$4,833,825
Citigroup, Inc.	$3,506,239
Credit Suisse Group	$1,981,109
Goldman Sachs Group, Inc. (The)	$2,268,721
JP Morgan Chase & Co.	$4,884,026
Morgan Stanley	$707,596
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Balanced Portfolio
Broker-dealers or affiliates	Value of securities held
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Bank of America Corp.	$2,289,452
Barclays PLC	$2,672,771
Citigroup, Inc.	$4,821,446
Credit Suisse Group	$1,030,242
Goldman Sachs Group, Inc. (The)	$3,212,281
JP Morgan Chase & Co.	$4,526,642
Morgan Stanley	$1,100,019
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Conservative Portfolio
Broker-dealers or affiliates	Value of securities held
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Bank of America Corp.	$1,276,403
Barclays PLC	$1,549,241
Citigroup, Inc.	$4,779,767
Credit Suisse Group	$516,512
Goldman Sachs Group, Inc. (The)	$3,909,640
JP Morgan Chase & Co.	$1,928,662
Morgan Stanley	$259,555
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Administrative expense reimbursement

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The funds reimbursed Putnam Management for administrative services during fiscal 2010, including compensation of certain Trust officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Total	Portion of total reimbursement for
reimbursement	compensation and contributions

I-9

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Growth Portfolio	$80,527	$68,563
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	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
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Balanced Portfolio	$65,580	$55,837
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	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
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Conservative Portfolio	$48,084	$40,940
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Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds’ other affairs and business.

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The table below shows the value of each Trustee’s holdings in each fund and in all of the Putnam funds as of December 31, 2010.

I-10

Aggregate dollar range of shares
Name of Trustee	Dollar range of Growth	held in all of the Putnam funds
	Portfolio shares owned	overseen by Trustee
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Ravi Akhoury	$1-$10,000	over $100,000
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*Barbara M. Baumann	$1-$10,000	over $100,000
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Jameson A. Baxter	over $100,000	over $100,000
Charles B. Curtis	over $100,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	over $100,000	over $100,000
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John A. Hill	over $100,000	over $100,000
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Paul L. Joskow	$10,001-$50,000	over $100,000
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Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	over $100,000	over $100,000
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W. Thomas Stephens	$1-$10,000	over $100,000

** Robert L. Reynolds	$1-$10,000	over $100,000

Aggregate dollar range of shares
Name of Trustee	Dollar range of Balanced	held in all of the Putnam funds
	Portfolio shares owned	overseen by Trustee
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Ravi Akhoury	$1-$10,000	over $100,000
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*Barbara M. Baumann	$1-$10,000	over $100,000
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Jameson A. Baxter	over $100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$50,001-$100,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	over $100,000	over $100,000
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
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
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W. Thomas Stephens	$1-$10,000	over $100,000

**Robert L. Reynolds	$1-$10,000	over $100,000

	Dollar range of Conservative	Aggregate dollar range of shares

I-11

Name of Trustee	Portfolio shares owned	held in all of the Putnam funds
overseen by Trustee
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Ravi Akhoury	$1-$10,000	over $100,000
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*Barbara M. Baumann	$1-$10,000	over $100,000
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Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
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
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
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W. Thomas Stephens	$50,001-$100,000	over $100,000

**Robert L. Reynolds	$1-$10,000	over $100,000

* Ms. Baumann was elected to the Board of Trustees on July 1, 2010.

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** Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person.”

Each independent Trustee of the fund receives an annual retainer fee and additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

I-12

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11

Board Policy and Nominating Committee	9
Brokerage Committee	7
Communications, Service and Marketing Committee+	2
Contract Committee	12
Distributions Committee	10
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Executive Committee	1
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Investment Oversight Committees
Investment Oversight Committee A	9
Investment Oversight Committee B	9
Investment Oversight Committee C+	8
Investment Oversight Committee D+	8
Investment Oversight Committee E+	8
Investment Oversight Coordinating Committee+	4
Pricing Committee	8

+ As of July 1, 2010, the Board’s committee structure changed, resulting in the elimination of these committees.

The following tables shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2010, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2010:

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COMPENSATION TABLES

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Growth Portfolio
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I-13

		Pension or	Estimated
		retirement	annual	Total
	Aggregate	benefits	benefits from	compensation
	compensation	accrued as	all Putnam	from all
	from the	part of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)
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Ravi Akhoury/2009	$7,678	N/A	N/A	$284,500
Barbara M.
Baumann/2010(3)	$1,168	N/A	N/A	$109,500
Jameson A. Baxter/1994(4)	$7,813	$1,097	$110,500	$289,500
Charles B. Curtis/2001	$7,543	$761	$113,900	$279,500
Robert J. Darretta/2007	$7,813	N/A	N/A	$289,500
Myra R. Drucker/2004(4)	$7,813	N/A	N/A	$289,500
John A. Hill/1985(4)(5)	$9,154	$1,867	$161,700	$346,063
Paul L. Joskow/1997(4)	$7,813	$733	$113,400	$289,500
Elizabeth T.
Kennan/1992(4)(6)	$6,645	$1,469	$108,000	$180,000
Kenneth R. Leibler/2006	$7,813	N/A	N/A	$289,500
Robert E. Patterson/1984	$7,813	$1,055	$106,500	$289,500
George Putnam, III/1984	$7,813	$965	$130,300	$289,500
W. Thomas
Stephens/1997(7)	$7,536	$841	$107,100	$289,500

Richard B. Worley/2004(6)	$7,543	N/A	N/A	$279,500
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-14

Balanced Portfolio

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		Pension or	Estimated
		retirement	annual	Total
	Aggregate	benefits	benefits from	compensation
	compensation	accrued as	all Putnam	from all
	from the	part of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)
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Ravi Akhoury/2009	$6,271	N/A	N/A	$284,500
Barbara M.
Baumann/2010(3)	$966	N/A	N/A	$109,500
Jameson A. Baxter/1994(4)	$6,381	$891	$110,500	$289,500
Charles B. Curtis/2001	$6,162	$618	$113,900	$279,500
Robert J. Darretta/2007	$6,381	N/A	N/A	$289,500
Myra R. Drucker/2004(4)	$6,381	N/A	N/A	$289,500
John A. Hill/1985(4)(5)	$7,476	$1,516	$161,700	$346,063
Paul L. Joskow/1997(4)	$6,381	$595	$113,400	$289,500
Elizabeth T.
Kennan/1992(4)(6)	$5,415	$1,193	$108,000	$180,000
Kenneth R. Leibler/2006	$6,381	N/A	N/A	$289,500
Robert E. Patterson/1984	$6,381	$857	$106,500	$289,500
George Putnam, III/1984	$6,381	$783	$130,300	$289,500
W. Thomas
Stephens/1997(7)	$6,150	$684	$107,100	$289,500

Richard B. Worley/2004(6)	$6,162	N/A	N/A	$279,500
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-15

Conservative Portfolio

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		Pension or	Estimated
		retirement	annual	Total
	Aggregate	benefits	benefits from	compensation
	compensation	accrued as	all Putnam	from all
	from the	part of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)
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Ravi Akhoury/2009	$4,511	N/A	N/A	$284,500
Barbara M.
Baumann/2010(3)	$749	N/A	N/A	$109,500
Jameson A. Baxter/1994(4)	$4,587	$646	$110,500	$289,500
Charles B. Curtis/2001	$4,435	$448	$113,900	$279,500
Robert J. Darretta/2007	$4,587	N/A	N/A	$289,500
Myra R. Drucker/2004(4)	$4,587	N/A	N/A	$289,500
John A. Hill/1985(4)(5)	$5,382	$1,100	$161,700	$346,063
Paul L. Joskow/1997(4)	$4,587	$432	$113,400	$289,500
Elizabeth T.
Kennan/1992(4)(6)	$3,838	$865	$108,000	$180,000
Kenneth R. Leibler/2006	$4,587	N/A	N/A	$289,500
Robert E. Patterson/1984	$4,587	$621	$106,500	$289,500
George Putnam, III/1984	$4,587	$568	$130,300	$289,500
W. Thomas
Stephens/1997(7)	$4,427	$495	$107,100	$289,500

Richard B. Worley/2004(6)	$4,435	N/A	N/A	$279,500
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A
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(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

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(2) As of December 31, 2010, there were 104 funds in the Putnam family.

(3) Ms. Baumann was elected to the Board of Trustees of the Putnam funds on July 1, 2010.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2010, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

I-16

Growth Portfolio: Ms. Baxter - $10,970; Ms. Drucker - $3,616; Mr. Hill - $39,743; Dr. Joskow - $9,779; and Dr. Kennan - $1,289.

Balanced Portfolio: Ms. Baxter - $12,104; Ms. Drucker - $3,989; Mr. Hill - $43,848; Dr. Joskow - $10,790; and Dr. Kennan - $1,422.

Conservative Portfolio: Ms. Baxter - $4,941; Ms. Drucker - $1,629; Mr. Hill - $17,901; Dr. Joskow - $4,405; and Dr. Kennan - $581.

(5) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Putnam funds.

(6) Dr. Kennan and Mr. Worley retired from the Board of Trustees of the Putnam funds on June 30, 2010 and December 14, 2010 respectively. Upon Dr. Kennan’s retirement, she became eligible to receive annual retirement benefit payments from the funds commencing on January 15, 2011.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an “interested person” of the fund, Putnam Management and/or Putnam Retail Management.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee’s total years of service.


The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

I-17

For additional information concerning the Trustees, see “Management” in Part II of this SAI.

Share ownership


At December 31, 2010, the officers and Trustees of each fund as a group owned less than 1% of the outstanding shares of each class of each fund, and, except as noted below, no person owned of record or to the knowledge of each fund beneficially 5% or more of any class of shares of the fund.


Growth Portfolio

Class	Shareholder name and address	Percentage
		owned


Edward D Jones & Co
A	Attn: Mutual Fund Shareholder Accounting	6.15%
201 Progress Pkwy
Maryland Hts., MO 63043-3009

MLPF&S For The Sole Benefit of Its Customers
C	Attn Fund Administration	10.36%
4800 Deer Lake Dr. E Fl 3
Jacksonville, FL 32246-6484

Citigroup Global Markets
00109801250
C	Attn Cindy Tempesta, 7th Fl.	9.24%
333 West 34th St.
New York, NY 10001-2402

Wells Fargo Advisors
Special Custody Account for the Exclusive Benefit of
C	Customer	6.91%
2801 Market St.
Saint Louis, MO 63103-2523

M*	Abelman Frayne Schwabb 401K Plan	6.67%

Y*	Electrical Workers of Local Union No. 369 Retirement Plan	17.41%

Y**	Putnam Investments Profit Sharing Plan	12.69%

Y***	Retirement Ready 2030 Fund - Class A Shares	11.25%

I-18

Class	Shareholder name and address	Percentage
		owned

Y***	Retirement Ready 2035 Fund - Class A	8.32%

	Building Service Local 32B-J Supplemental Retirement
Y*		6.92%
	Savings Plan

Y***	Retirement Ready 2025 Fund - Class A	6.34%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111.

*** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Balanced Portfolio

Class	Shareholder name and address	Percentage
		owned


	Edward D Jones & Co
	Attn: Mutual Fund Shareholder Accounting
A	201 Progress Pkwy	5.36%
	Maryland Hts., MO 63043-3009

	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
B	4800 Deer Lake Dr. E Fl 3	6.15%
	Jacksonville, FL 32246-6484

	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
C	4800 Deer Lake Dr. E Fl 3	7.92%
	Jacksonville, FL 32246-6484

	Wells Fargo Advisors
	Special Custody Account for the Exclusive Benefit of
C	Customer	6.03%
	2801 Market St.
	Saint Louis, MO 63103-2523

I-19

Class	Shareholder name and address	Percentage
		owned

	Electrical Workers Local Union No. 369 Retirement
Y*	Plan	37.18%

Y**	Putnam Retirement Ready 2020 Fund – Class A shares	11.70%

Y**	Putnam Retirement Ready 2025 Fund – Class A shares	8.49%

	NFS LLC FBO
	FIIOC as Agent for Qualified Employee Benefit Plans
Y	401K FINOPS-IC Funds	6.14%
	100 Magellan Way # KW1C
	Covington, KY 41015-1987

	Building Service Local 32B-J Supplemental Retirement
Y*	Savings Plan	5.19%

Y**	Putnam Retirement Ready 2015 Fund – Class A shares	5.00%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Conservative Portfolio

Class	Shareholder name and address	Percentage
		owned


A*	Iron Workers Local #17 Annuity Plan	5.16%

	MLPF&S For The Sole Benefit of Its Customers
	Attn Fund Administration
B	4800 Deer Lake Dr. E Fl 3	8.39%
	Jacksonville, FL 32246-6484

I-20

Class	Shareholder name and address	Percentage
		owned

	Wells Fargo Advisors
B	Special Custody Account for the Exclusive Benefit of
	Customer	7.81%
	2801 Market St.
	Saint Louis, MO 63103-2523

	MLPF&S For The Sole Benefit of Its Customers
C	Attn Fund Administration	7.18%
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

	Wells Fargo Advisors
C	Special Custody Account for the Exclusive Benefit of
	Customer	5.90%
	2801 Market St.
	Saint Louis, MO 63103-2523

R*	Haines & Company 401(k) Profit Sharing Plan	10.77%

	Electrical Workers Local Union No. 369 Retirement
Y*	Plan	88.24%

	Building Service Local 32B-J Supplemental
Y*	Retirement Savings Plan	5.34%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

Distribution fees


During fiscal 2010, the funds paid the following 12b-1 fees to Putnam Retail Management:


	Class A	Class B	Class C	Class M	Class R
Growth
Portfolio	$2,864,974	$1,890,733	$1,346,641	$224,481	$63,240
Balanced
Portfolio	$2,337,426	$1,237,412	$991,541	$171,015	$45,252
Conservative
Portfolio	$911,417	$347,989	$414,658	$67,262	$15,268

I-21

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Total front-	Sales charges retained by	Contingent
	Fiscal	end sales	Putnam Retail Management	deferred
	year	charges	after dealer concessions	sales charges
Growth Portfolio	2010	$1,938,221	$314,932	$2,099
	2009	$1,707,378	$268,609	$434
	2008	$4,910,635	$633,027	$5,622
		Total front-	Sales charges retained by	Contingent
	Fiscal	end sales	Putnam Retail Management	deferred
	year	charges	after dealer concessions	sales charges
Balanced Portfolio	2010	$1,191,104	$203,473	$0
	2009	$1,023,856	$173,831	$2,033
	2008	$2,909,879	$391,939	$13,335
		Total front-	Sales charges retained by	Contingent
	Fiscal	end sales	Putnam Retail Management	deferred
	year	charges	after dealer concessions	sales charges
Conservative
Portfolio	2010	$478,180	$87,498	$46
	2009	$416,701	$74,982	$723
	2008	$914,802	$130,758	$2,589

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

I-22

	Fiscal	Contingent deferred
	year	sales charges
Growth Portfolio	2010	$229,230
	2009	$321,496

	2008	$494,665
	Fiscal	Contingent deferred
	year	sales charges
Balanced Portfolio	2010	$163,246
	2009	$269,731
	2008	$417,432
	Fiscal	Contingent deferred
	year	sales charges
Conservative Portfolio	2010	$37,024
	2009	$80,662
	2008	$117,529

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

	Fiscal	Contingent deferred
	year	sales charges
Growth Portfolio	2010	$8,369
	2009	$12,600
	2008	$42,549

I-23

	Fiscal	Contingent deferred
	year	sales charges

Balanced Portfolio	2010	$4,958
	2009	$6,616

	2008	$23,899
	Fiscal	Contingent deferred
	year	sales charges

Conservative Portfolio	2010	$2,145
	2009	$6,190

	2008	$12,899

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

			Sales charges
			retained by Putnam
		Total front-	Retail Management
	Fiscal	end sales	after dealer	Contingent deferred
	year	charges	concessions	sales charges
Growth Portfolio	2010	$27,811	$4,822	$0
	2009	$25,312	$4,183	$0
	2008	$69,769	$10,565	$0

I-24

			Sales charges
			retained by Putnam
		Total front-	Retail Management
	Fiscal	end sales	after dealer	Contingent deferred
	year	charges	concessions	sales charges
Balanced Portfolio	2010	$29,243	$5,355	$0
	2009	$20,628	$3,271	$0
	2008	$27,355	$3,285	$0
			Sales charges
			retained by Putnam
		Total front-	Retail Management
	Fiscal	end sales	after dealer	Contingent deferred
	year	charges	concessions	sales charges
Conservative Portfolio	2010	$10,230	$1,905	$0
	2009	$7,717	$1,849	$0
	2008	$13,130	$1,859	$0

Investor servicing fees


During the 2010 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Portfolio	$4,224,323
Balanced Portfolio	$3,434,874
Conservative Portfolio	$2,080,194

I-25

PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that the funds’ portfolio managers managed as of the funds’ most recent fiscal year-end. The other accounts may include accounts for which an individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Growth Portfolio

					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that pool		single-sponsor defined
Portfolio	open-end and closed-end		assets from more than one		contribution plan
managers	funds		client		offerings)


	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


Jeffrey Knight	33*	$4,905,400,000	100	$8,429,100,000	1	$400,000

James Fetch	10*	$3,882,500,000	6	$1,409,000,000	2**	$432,100,000

Robert Kea	29*	$4,872,200,000	93	$5,574,200,000	1	$100,000

Robert Schoen	29*	$4,872,200,000	95	$5,893,100,000	1	$300,000

Jason Vaillancourt	6*	$3,849,300,000	7	$1,409,200,000	1	$100,000

* 2 accounts, with total assets of $1,182,100,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $431,900,000, pays an advisory fee based on account performance.


I-26

Balanced Portfolio


					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that pool		single-sponsor defined
Portfolio	open-end and closed-end		assets from more than one		contribution plan
managers	funds		client		offerings)


	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


Jeffrey Knight	33*	$5,243,600,000	100	$8,429,100,000	1	$400,0000

James Fetch	10*	$4,220,700,000	6	$1,409,000,000	2**	$432,100,000

Robert Kea	29*	$5,210,300,000	93	$5,574,200,000	1	$100,000

Robert Schoen	29*	$5,210,300,000	95	$5,893,100,000	1	$300,000

Jason Vaillancourt	6*	$4,187,400,000	7	$1,409,200,000	1	$100,000

* 2 accounts, with total assets of $1,182,100,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $431,900,000, pays an advisory fee based on account performance.


I-27

Conservative Portfolio


					Other accounts
					(including separate
					accounts, managed
					account programs and
			Other accounts that pool		single-sponsor defined
Portfolio	Other SEC-registered open-		assets from more than one		contribution plan
managers	end and closed-end funds		client		offerings)


	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


Jeffrey Knight	33*	$5,531,800,000	100	$8,429,100,000	1	$400,000

James Fetch	10*	$4,508,900,000	6	$1,409,000,000	2**	$432,100,000

Robert Kea	29*	$5,498,500,000	93	$5,574,200,000	1	$100,000

Robert Schoen	29*	$5,498,500,000	95	$5,893,100,000	1	$300,000

Jason Vaillancourt	6*	$4,475,600,000	7	$1,409,200,000	1	$100,000

* 2 accounts, with total assets of $1,182,100,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $431,900,000, pays an advisory fee based on account performance.


See “Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.


I-28

Compensation of portfolio managers

Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the Growth Portfolio, the Balanced Portfolio and the Conservative Portfolio, respectively, Putnam evaluates performance based on the funds’ peer rankings in the Lipper Mixed-Asset Target Allocation Growth Funds, Lipper Mixed-Asset Target Allocation Moderate Funds and the Lipper Mixed-Asset Target Allocation Conservative Funds Categories, which are based on pre-tax performance.


I-29

Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned

Growth Portfolio:
Jeffrey Knight	$100,001-$500,000
James Fetch	$100,001-$500,000
Robert Kea	$10,001-$50,000
Robert Schoen	$1-$10,000
Jason Vaillancourt	$0
Balanced Portfolio:
Jeffrey Knight	$0
James Fetch	$100,001-$500,000
Robert Kea	$0
Robert Schoen	$0
Jason Vaillancourt	$100,001-$500,000
Conservative Portfolio:
Jeffrey Knight	$100,001-$500,000
James Fetch	$0
Robert Kea	$0
Robert Schoen	$0
Jason Vaillancourt	$0

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the funds’ independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds’ Annual Report for the funds’ most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


I-30

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “Exchange”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

January 28, 2011	II-1

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder’s account on the payment date. Dividends for Putnam money market funds are credited to a shareholder’s account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder’s account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

II-2

The underwriter’s commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days’ notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

II-3

For Taxable and Tax-Free Income Funds only (except for Money Market Funds and Putnam Floating Rate Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of $500,000 or more of class A shares. (For Taxable and Tax-Free Income Funds and Absolute Return Funds only) Purchases of class A shares of one or more Putnam funds of $500,000 or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

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Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $500,000 or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor’s class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor’s CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares’ cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of $1,000,000 or more of class A shares. (For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds, Global Sector Funds and RetirementReady® Funds only) Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. The conditions above will apply unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor’s class A shares (or, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor’s CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares’ cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

II-5

Class M CDSC and dealer commission
All growth, blend, value, global sector and asset allocation
funds, Putnam Absolute Return 500 Fund and Putnam	0.65%
Absolute Return 700 Fund:

All income funds (except Putnam Floating Rate Income	0.40%
Fund and Putnam Money Market Fund):

Putnam Absolute Return 100 Fund, Putnam Absolute	0.30%
Return 300 Fund and Putnam Floating Rate Income Fund

Putnam Money Market Fund	0.15%

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date; for Putnam Small Cap Growth Fund, on or around the end of the month five years after the purchase date; and for Multi-Cap Value Fund, on or around the end of the month five and one-half years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund’s prospectus does not assume conversion to class A shares.

II-6

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts;

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and

(ix) investors who invest liquidation proceeds from Putnam closed-end funds.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

II-7

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply in circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.”

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

II-8

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor’s current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

II-9

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor’s intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

II-10

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor’s dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor’s dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain qualified benefit plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

II-11

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

II-12

Rate*	Fund

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

II-13

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year’s service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.

II-14

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate	Fund

0.65%	All growth, blend, value, global sector and asset
allocation funds currently making payments under a
class M distribution plan, and Putnam Absolute
Return 500 Fund and Putnam Absolute Return 700
Fund.

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund and Putnam Money Market Fund)

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund and Putnam Floating Rate Income
Fund

0.15%	Putnam Money Market Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all growth, blend, value, global sector and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

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Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.


The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2010:

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American Portfolios Financial Services, Inc.	MetLife Securities, Inc.

Ameriprise Financial Services, Inc.	Morgan Stanley & Co. Incorporated

AXA Advisors, LLC	Morgan Stanley Smith Barney LLC

Banc of America Investment Services, Inc.	Multi-Financial Securities Corporation

BancWest Investment Services, Inc.	National Planning Corporation

Cadaret, Grant & Co. Inc.	New England Securities Corporation

Cambridge Investment Research, Inc.	NFP Securities, Inc.

CCO Investment Services Corp.	Northwestern Mutual Investment Services, LLC

Citigroup Global Markets, Inc	NRP Financial, Inc.

Commonwealth Equity Services	Oppenheimer & Co. Inc.

CUNA Brokerage Services, Inc.	Prime Vest Financial Services, Inc.

CUSO Financial Services, L.P.	Raymond James & Associates, Inc.

Financial Network Investment Corporation	Raymond James Financial Services, Inc.

FSC Securities Corporation	RBC Capital Markets Corporation

Genworth Financial Securities Corp.	Robert W. Baird & Co. Incorporated

HD Vest Investment Securities, Inc.	Royal Alliance Associates

ING Financial Partners	Sagepoint Financial, Inc.

INVEST Financial Corporation	Securities America Financial Corporation, Inc.

Investment Centers of America, Inc.	SII Investments

Janney Montgomery Scott LLC	SunTrust Investment Services, Inc.

Lincoln Financial Advisors Corp.	Tower Square Securities, Inc.

Lincoln Financial Securities Corporation	U.S. Bancorp Investments, Inc.

Lincoln Investment Planning, Inc.	UBS Financial Services Inc.

LPL Financial Corporation	UVEST Financial Services, Inc.

MMC Securities Corp.	Walnut Street Securities, Inc.

M&T Securities, Inc.	Wells Fargo Advisors, LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Wells Fargo Investments, LLC

Additional dealers may receive marketing support payments in 2011 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2010 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

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

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2010:

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ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

Ascensus, Inc.	Milliman, Inc.

Benefit Plans Administrators	MSCS Financial Services, LLC

Charles Schwab & Co., Inc.	National Financial Services LLC

Charles Schwab Trust Company	Nationwide Investment Services Corporation

CompuSys/Erisa Group	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualified Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Paychex Securities Corporation

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Digital Retirement Solutions	Pershing LLC

Dyatech, LLC	Plan Administrators, Inc.

ExpertPlan, Inc.	The Princeton Retirement Group, Inc.

FASCore, LLC	Principal Life Insurance Co.

Fidelity Investments Institutional Operations Company, Inc.	Prudential Investment Management Services LLC

Genworth Life and Annuity Insurance Co.	Prudential Investments LLC

Genworth Life Insurance Co of New York	Raymond James Financial Services, Inc.

Great-West Life & Annuity Insurance Co.	Reliance Trust Company

GWFS Equities, Inc.	Standard Retirement Services, Inc.

Hartford Life Insurance Co.	SunTrust Bank

Hartford Securities Distribution Company, Inc.	TD AMERITRADE Trust Company

July Business Services	The Prudential Insurance Company of America

Leggette & Company, Inc.	The Vanguard Group Inc.

Lincoln Retirement Services Co LLC	VALIC Retirement Services Company

ML Life Insurance Company of New York	Wachovia Bank, N.A.

Massachusetts Mutual Life Insurance Co.	Wells Fargo Bank, N.A.

Mercer HR Services LLC	Wilmington Trust Company

Merrill Lynch Life Insurance Company	Wilmington Trust Retirement & Institutional Services Co.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Additional dealers may receive program servicing payments in 2011 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2010 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.


Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

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Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “MANAGEMENT –Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Alternative Investment Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short-term Trading

Industry and Sector Groups	Special Purpose Acquisition Companies

Inflation-Protected Securities	Structured Investments

Initial Public Offerings (IPOs)	Swap Agreements

Interfund Borrowing and Lending	Tax-exempt Securities

Inverse Floaters	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

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Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund’s investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund’s losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

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The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund’s investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

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Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Global Sector Fund and Putnam Money Market Liquidity Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.

Derivatives

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Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

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A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

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The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

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There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

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Note on MSCI Indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

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Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

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Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund’s position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

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The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund’s existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund’s net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

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Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

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Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

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At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

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The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

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Investment Ratings

The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 of the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

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Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s investment objective(s).

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Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

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In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

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Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

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The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

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The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

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A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

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The market value of a convertible security is a function of its "investment value" and its "conversion value." A security’s "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

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Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund’s investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

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The fund, unless it is a money market fund, may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, such security at a fixed time and price (representing the fund’s cost plus interest (or, for repurchase agreements with respect to securities to be sold short, the cost of “borrowing” the security)). It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

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Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-

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market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

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A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

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The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

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Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond’s price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

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Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market

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funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund’s portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

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From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund’s portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

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The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof,

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(ii) that derives at least 90% of its income from the passive income sources described in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

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If the fund were to fail to meet the income or diversification test described above, the fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

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The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

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Properly reported distributions of net capital gains are the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year (“Capital Gain Dividends”). For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income for such years, a regulated

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investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds. Capital Gain Dividends will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

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For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to report (generally on an IRS Form 1099) eligible dividends as qualified dividend income.

In general, distributions of investment income reported by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of a fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)) For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

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Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2013.

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Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. In some cases, a fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that a fund reports (generally on an IRS Form 1099) as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

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Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

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A fund that is qualified to pay exempt-interest dividends will report those dividends to shareholders in a written statement furnished to shareholders (generally annually on an IRS Form 1099). In general, if the amount of the fund’s distributions reported as exempt-interest dividends during a taxable year exceeds the net exempt interest received by the fund during that year, the amount of the distributions qualifying as tax-exempt will be scaled back. For taxable years beginning after December 22, 2010, a non-calendar-year fund will be permitted in certain circumstances to elect to “frontload” the amounts so qualifying by allocating exempt income it received during a taxable year to distributions made on or before December 31 of such taxable year; otherwise, the amount so qualifying will be scaled back in proportion to distributions. For taxable years beginning on or before December 22, 2010, shareholders will generally include the excess amount as a taxable dividend to the extent of certain disallowed deductions and thereafter as a return of capital. For taxable years beginning after December 22, 2010, the excess amount will generally be treated as entirely a return of capital. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

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Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

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Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

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Funds of funds. If a fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from a fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the Fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests. For taxable years beginning after December 22, 2010, if, at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

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For taxable years beginning on or before December 22, 2010, the fund cannot pass through to shareholders any credit or deduction for foreign taxes borne in respect of foreign securities income earned by any underlying funds. For taxable years beginning after December 22, 2010, if the fund is a qualified fund of funds, it will be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying funds that themselves have made such an election, so that shareholders of the fund will be eligible to claim a tax credit or deduction for such taxes. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. See “Foreign taxes” below for more information.

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Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts ("REITs"), such investments in REIT equity securities may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs") or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund’s investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount or original issue discount ("OID"). Generally, the fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or by liquidation of portfolio securities, if necessary. The fund may realize gains or losses from such liquidations. In the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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Capital loss carryforward. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains to shareholders (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

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Foreign taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund were eligible to make such an election for a given year, it may determine not to do so.

Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur tax and interest charges in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares with a holding period beginning after December 22, 2010, if such fund declares substantially all of its net tax-exempt income as

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exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

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Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the fund beginning before January 1, 2012, the fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (a “short-term capital gain dividend”). The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends with respect to taxable years of a fund beginning on or after January 1, 2012 and what the terms of any such extension would be.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends and, with respect to taxable years of a fund beginning before January 1, 2012, short-term capital gain dividends, unless (i) such gain or Capital Gain Dividend or short term capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend or short term capital gain dividend and certain other conditions are met.

Other Reporting and Withholding Requirements. New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2010. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or disposal of property that can produce U.S.-source dividends or interest.

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The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the fund with such certifications or other documentation as the fund requires to comply with the new rules. Persons investing in the fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

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General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

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Ravi Akhoury (Born 1947),	Advisor to New York	Director of Jacob Ballas Capital India (a non-
Trustee since 2009	Life Insurance	banking finance company focused on private equity
	Company. Served as	advisory services) and a member of its
	Chairman and CEO of	Compensation Committee. Mr. Akhoury previously
	MacKay Shields (a	served as Director and on the Compensation
	multi-product	Committee of MaxIndia/New York Life Insurance
	investment management	Company in India. Mr. Akhoury is also a Trustee of
	firm with AUM over $40	the Rubin Museum, serving on the Investment
	billion) from 1992 to	Committee, and of American India Foundation. Mr.
	2007.	Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income portfolio management
firm). He previously served on the Board of Bharti
Telecom (an Indian telecommunications company)
and was a member of its Audit and Compensation
Committees. He also served on the Board of
Thompson Press (a publishing company) and was a
member of its Audit Committee. Mr. Akhoury
graduated from the Indian Institute of Technology
with a BS in Engineering and obtained an MS in
Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born	President of Cross Creek	Director of SM Energy Company (a publicly held

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

1955), Trustee since 2010	Energy Corporation, a	U.S. exploration and production company),
	strategic consultant to	UniSource Energy Corporation (a publicly held
	domestic energy firms	electric utility in Arizona), and Cody Resources
	and direct investor in	Management, LLP (a privately held energy,
	energy assets.	ranching and commercial real estate company). She
is a Trustee of Mount Holyoke College and Co-
Chair of the Board’s Finance Committee. She is a
former Chair of the Board, and a current Board
member, of Girls Inc. of Metro Denver, and serves
on the Finance Committee of The Children’s
Hospital of Denver. Prior to 2003, Ms. Baumann
was Executive Vice President of Associated Energy
Managers, LLC, (a domestic private equity firm).
From 1981 until 2000 she held a variety of financial
and operational management positions with the
global energy company Amoco Corporation and its
successor, BP, most recently serving as Commercial
Operations Manager of its Western Business Unit.

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals Inc. and Chairman of
1943), Trustee since 1994 and	Associates, Inc., (a	the Mutual Fund Directors Forum. Until 2007, Ms.
Vice Chairman since 2005	private investment firm).	Baxter was a Director of Banta Corporation (a
printing and supply chain management company),
Ryerson, Inc. (a metals service company) and
Advocate Health Care. She has also served as a
director on a number of other boards including
BoardSource (formerly the National Center for
Nonprofit Boards), Intermatic Corporation (a
manufacturer of energy control products) and MB
Financial. She is Chairman Emeritus of the Board
of Trustees, Mount Holyoke College. Ms. Baxter is
also a graduate of Mount Holyoke College.
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Charles B. Curtis (Born	President Emeritus,	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Nuclear Threat Initiative	National Petroleum Council. Mr. Curtis also serves
	(a private foundation	as a Director of Edison International and Southern
	dealing with national	California Edison. Until 2006, Mr. Curtis served as
	security issues) and	a member of the Trustee Advisory Council of the
	serves as Senior Advisor	Applied Physics Laboratory, Johns Hopkins
	to the United Nations	University. Mr. Curtis is an attorney with over 15
	Foundation and as	years in private practice and 19 years in various
	Senior Advisor to the	positions in public service, including service at the
	Center for Strategic and	Department of Treasury, the U.S. House of
	International Studies.	Representatives, the Securities and Exchange
	Previously, President	Commission, the Federal Energy Regulatory
	and Chief Operating	Commission and the Department of Energy.
Officer, Nuclear Threat
Initiative.

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Robert J. Darretta (Born	Mr. Darretta serves as a	Currently a director of UnitedHealth Group. Until

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

1946), Trustee since 2007	director of the United	April, 2007, Mr. Darretta was Vice Chairman of the
	Health Group and as the	Board of Directors of Johnson & Johnson (a
	Health Care Industry	diversified health care conglomerate). Mr. Darretta
	Advisor to Permira, (a	received a B.S. in Economics from Villanova
	global private equity	University.
firm). Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

Myra R. Drucker (Born	Ms. Drucker is Vice	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	Chair of the Board of	York Stock Exchange Pension Managers Advisory
	Trustees of Sarah	Committee, having served as Chair for seven years.
	Lawrence College, and a	She serves as an advisor to the Employee Benefits
	member of the	Investment Committee of The Boeing Company (an
	Investment Committee	aerospace firm). From November 2001 until August
	of the Kresge	2004, Ms. Drucker was Managing Director and a
	Foundation (a charitable	member of the Board of Directors of General Motors
	trust). She is also a	Asset Management and Chief Investment Officer of
	member of the Board of	General Motors Trust Bank. From December 1992
	Directors of Grantham,	to November 2001, Ms. Drucker served as Chief
	Mayo, Van Otterloo &	Investment Officer of Xerox Corporation (a
	Co., LLC (an investment	document company). Prior to December 1992, Ms.
	management firm). Ms.	Drucker was Staff Vice President and Director of
	Drucker retired in 2009	Trust Investments for International Paper (a paper
	as Chair of the Board of	and packaging company). Ms. Drucker received a
	Trustees of	B.A. in Literature and Psychology from Sarah
	Commonfund (a not-for-	Lawrence College and pursued graduate studies in
	profit firm managing	economics, statistics and portfolio theory at Temple
	assets for educational	University.
endowments and
foundations). Before
August 2010, Ms.
Drucker was a member
of the Board of Directors
of Interactive Data
Corporation (a provider
of financial market data
and analytics to financial
institutions and
investors) and Advisor
to RCM Capital
Management (a global
asset manager).

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies owned by First Reserve
Chairman since 2000	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in	of the Advisory Board of the Millstein Center for

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	the diversified world-	Corporate Governance and Performance at the Yale
	wide energy industry).	School of Management. Mr. Hill received a B.A in
Economics from Southern Methodist University and
pursued graduate studies as a Woodrow Wilson
Fellow.

Paul L. Joskow (Born 1947),	President of the Alfred	Trustee of Yale University; a Director of
Trustee since 1997	P. Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission and power
	focused primarily on	services) and of Exelon Corporation (an energy
	research and education	company focused on power services); and a Member
	on issues related to	of the Board of Overseers of the Boston Symphony
	science, technology and	Orchestra. Prior to August 2007, he served as a
	economic performance).	Director of National Grid (a U.K.-based holding
	He is the Elizabeth and	company with interests in electric and gas
	James Killian Professor	transmission and distribution and
	of Economics and	telecommunications infrastructure). Prior to July,
	Management at the	2006, he served as President of the Yale University
	Massachusetts Institute	Council. Prior to February 2005, he served on the
	of Technology (“MIT”).	board of the Whitehead Institute for Biomedical
	Prior to 2007, he was the	Research (a non-profit research institution). Prior to
	Director of the Center	February 2002, he was a Director of State Farm
	for Energy and	Indemnity Company (an automobile insurance
	Environmental Policy	company), and prior to March 2000, he was a
	Research at MIT.	Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. From Yale University and a B.A. from
Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006	Chairman of the Boston	Ruder Finn Group (a global communications and
	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a
	derivatives securities).	Director of ISO New England (the organization
	He currently serves as	responsible for the operation of the electric
	Vice Chairman of the	generation system in the New England states). Prior
	Board of Trustees of	to 2000, he was a Director of the Investment
	Beth Israel Deaconess	Company Institute in Washington, D.C. Prior to
	Hospital in Boston and	January, 2005 Mr. Leibler served as Chairman and
	as a Director of	Chief Executive Officer of the Boston Stock
	Northeast Utilities,	Exchange. Prior to January 2000, he served as
	which operates New	President and Chief Executive Officer of Liberty
	England’s largest energy	Financial Companies (a publicly traded diversified
	delivery system.	asset management organization). Prior to June 1990,
he served as President and Chief Operating Officer
of the American Stock Exchange (AMEX). Prior to
serving as AMEX President, he held the position of
Chief Financial Officer, and headed its management
and marketing operations. Mr. Leibler graduated
with a B.A in Economics from Syracuse University.

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Robert E. Patterson (Born	Senior Partner of Cabot	Mr. Patterson is past Chair and served as the
1945), Trustee since 1984	Properties, L.P. and Co-	President and as a Trustee of the Joslin Diabetes
	Chairman of Cabot	Center. Prior to December 2001 and June 2003, Mr.
	Properties, Inc. (a	Patterson served as the President and as a Trustee
	private equity firm	of Cabot Industrial Trust (a publicly-traded real estate
	investing in commercial	investment group) and the Sea Education Association,
	real estate	respectively. Prior to 1998, he was Executive Vice
President and Director of Acquisitions of Cabot
Partners Limited Partnership (a registered
investment adviser involved in institutional and real
estate investments). Prior to 1990, he served as
Executive Vice President of Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of St.
	Inc. (a publisher of	Mark’s School, a Trustee of Epiphany School and a
	financial advisory and	Trustee of the Marine Biological Laboratory. Until
	other research services)	2006, Mr. Putnam was a Trustee of Shore Country
	and President of New	Day School. Until 2002, he was a Trustee of the Sea
	Generation Advisors,	Education Association. Mr. Putnam is a graduate of
	LLC (a registered	Harvard College, Harvard Business School and
	investment adviser to	Harvard Law School.
private funds), which are
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee from 1997-	Stephens was Chairman	infrastructure company). Until 2004, Mr. Stephens
2008, and since 2009	and Chief Executive	was a Director of Xcel Energy Incorporated (a
	Officer of Boise	public utility company), Qwest Communications and
	Cascade, LLC (a paper,	Norske Canada, Inc. (a paper manufacturer). Until
	forest product and	2003, Mr. Stephens was a Director of Mail-Well,
	timberland assets	Inc. (a diversified printing company). Prior to July
	company).	2001, Mr. Stephens was Chairman of Mail-Well.
Mr. Stephens holds a B.S. and M.S. degrees from
the University of Arkansas.
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Interested Trustees

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*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, Lahey
	Member of Putnam	Clinic, and the Initiative for a Competitive Inner

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Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	Investments’ Executive	City, in Boston. He is a member of the Chief
	Board of Directors.	Executives Club of Boston, the National
	Prior to joining Putnam	Innovation Initiative, and the Council on
	Investments in 2008, Mr.	Competitiveness, and he is a former President of the
	Reynolds was Vice	Commercial Club of Boston. Prior to 2008, he
	Chairman and Chief	served as a Director of FMR Corporation, Fidelity
	Operating Officer of	Investments Insurance Ltd., Fidelity Investments
	Fidelity Investments	Canada Ltd., and Fidelity Management Trust
	from 2000 to 2007.	Company and as a Trustee of the Fidelity Family of
Funds. Mr. Reynolds received a B.S. in
Administration & Finance from West Virginia
University.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2010, there were 104 Putnam Funds.

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2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

*Trustee who is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Ms. Baumann, was most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. Ms. Baumann was elected to the Board of Trustees by the Independent Trustees effective July 1, 2010. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

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Ravi Akhoury -- Mr. Akhoury’s experience as chief investment officer and chief executive officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of two NYSE companies.

Jameson A. Baxter -- Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as a founding board member of the Mutual Fund Directors Forum.

Charles B. Curtis -- Mr. Curtis’ experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta -- Mr. Darretta’s experience as the Chief Financial Officer and Vice Chairman of the Board of a major NYSE health products company.

Myra R. Drucker -- Ms. Drucker’s experience as investment officer for major retirement plans, which included selection and oversight of unaffiliated investment managers and oversight of accounting and custody operations, and her prior service as a member of the NYSE Corporate Accountability and Listing Standards Committee.

John A. Hill -- Mr. Hill’s experience as founder and chairman of a major open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the U.S.

Paul L. Joskow -- Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler’s extensive experience in the financial services industry, including as CEO of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and chief executive officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens’ extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’ extensive experience as a senior executive of one of the largest mutual fund organizations in the U.S. and his current role as the Chief Executive Officer of Putnam Investments.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

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Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Executive Vice		Funds.
President, Principal Executive
Officer, Treasurer and
Compliance Liaison

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.
and Principal Financial Officer

Janet C. Smith	Since 2007	Managing Director, Putnam Investments and
(Born 1965), Vice President,		Putnam Management.
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments and
(Born 1958), Vice President		Putnam Management.

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Vice President		Management and Putnam Retail Management
and Chief Compliance Officer

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments, Putnam
(Born 1962), Vice President		Retail Management
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments and
(Born 1955), Vice President		Putnam Management.
and Chief Legal Officer

James P. Pappas	Since 2004	Managing Director, Putnam Investments and
(Born 1953), Vice President		Putnam Management.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Michael Higgins[4]	Since 2010	Manager of Finance, Dunkin’ Brands (2008-2010);
(Born 1976), Vice President,		Senior Financial Analyst, Old Mutual Asset
Senior Associate Treasurer,		Management (2007-2008); Senior Financial Analyst,
Assistant Clerk		Putnam Investments (1999-2007).

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Management.
(Born 1957),Vice President
and Assistant Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

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Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund’s last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 12 of the 13 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Independent Trustees currently serve as chair and vice-chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each Committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund’s affairs. While risk management is the primary responsibility of the fund’s investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund’s investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill and Leibler, and Mses. Baumann and Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund

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provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Patterson, and Putnam, and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Akhoury, Curtis, Putnam, and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Dr. Joskow, and Messrs. Akhoury, Curtis, Putnam and Stephens.

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Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Drucker (Chairperson) and Baumann, and Messrs. Darretta, Hill, Leibler and Patterson.


Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Patterson and Putnam, and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Putnam (Chairperson), Akhoury, Darretta, Hill, Patterson and Reynolds, and Mses. Baxter and Drucker. Investment Oversight Committee B currently consists of Messrs. Curtis, Leibler and Stephens, Dr. Joskow, and Ms. Baumann.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 of the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill and Patterson, and Mses. Baumann and Drucker.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

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Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments, of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

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General expense limitation. Through at least June 30, 2011, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

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In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund’s assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

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The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL pursuant to a sub-advisory agreement among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

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The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security

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(including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund’s portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

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Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund’s best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management’s authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above. The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund’s trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund’s portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

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Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Through at least June 30, 2011, investor servicing fees for the fund will not exceed an annual rate of 0.375% of the fund’s average assets.

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Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties, rather than Putnam Investor Services, may provide some or all of the sub-accounting and similar record keeping services for their customers’ accounts. In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of shareholders in an omnibus account or the assets held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-

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administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" — “Additional Dealer Payments.”

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Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at Prudential Tower 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

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Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

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Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our Web site or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern-time, for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder’s agent whenever it receives instructions to carry out a transaction on the shareholder’s account. Upon receipt of instructions that shares are to be purchased for a shareholder’s account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

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Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services’ fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are

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available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581. Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor’s basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

Dividends PLUS

Shareholders may invest the fund’s distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund’s distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

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Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

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Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments Web site, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

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Public Disclosures

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The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments Web site. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on Form N-MFP (with respect to the prior month). Shareholders may obtain Form N-CSR, N-MFP and N-Q filings on the SEC’s Web site at http://www.sec.gov. In addition, Form N-CSR, N-MFP and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and Form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

For Putnam Money Market Fund and Putnam Tax-Exempt Money Market Fund, the following information is publicly available on the Putnam Investments Website, Putnam.com/individual, as disclosed in the following table:

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments Web site, www.putnam.com/individual, as disclosed in the following table:

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectus for their target allocations.

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The scope of the information relating to the fund’s portfolio that is made available on the Web site may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

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Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer (McMunn Associates, Inc.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site at www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

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SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

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A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

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Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer’s financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The ’R’ rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor’s. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from ’AA’ to ’B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

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Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

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AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

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Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if the board does not have a majority of independent directors,

  the board has not established independent nominating, audit, and compensation committees,

  the board has more than 19 members or fewer than five members, absent special circumstances,

  the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

●  who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

●  who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

●  of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

●  who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

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Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

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Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against such proposals if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote to require companies to present advisory “say-on-pay” proposals to shareholders on an annual basis.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

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the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

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Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

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► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

●  the company undergoes a change in control, and

●  the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

●  the company undergoes a change in control, and

●  the change in control results in the termination of employment for the person receiving the severance payment.

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► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

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In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

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In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

●  the board does not have a majority of outside directors,

●  the board has not established nominating and compensation committees composed of a majority of outside directors, or

●  the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

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Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

●  the board does not have a majority of outside directors,

●  the board has not established a nominating committee composed of at least a majority of outside directors, or

●  the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

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United Kingdom

► The funds will withhold votes from the entire board of directors if

●  the board does not have at least a majority of independent non-executive directors,

●  the board has not established a nomination committee composed of a majority of independent non-executive directors, or

●  the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Corporate Governance

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

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► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

► The funds will vote for proposals

●  to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

●  to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via Web site posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

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Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted December 10, 2010

II-115

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

II-116

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009.

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Appendix B

Financial statements (excerpted from the most recent annual report)

II-118

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Asset Allocation Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “Trust”) at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2010

The funds’ portfolios 9/30/10

COMMON STOCKS*	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Basic materials		4.1%		3.0%		2.2%
Acciona SA (Spain)	3,183	$269,016	2,666	$225,321	1,524	$128,803

Agrium, Inc. (Canada)	4,251	319,332	3,160	237,377	2,616	196,512

Akzo Nobel NV (Netherlands)	2,774	171,239	2,028	125,189	1,658	102,348

Albemarle Corp.	43,775	2,049,108	33,121	1,550,394	18,859	882,790

AMCOL International Corp.	6,722	176,049	5,368	140,588	3,353	87,815

Ameron International Corp.	3,002	204,016	2,515	170,919	1,437	97,659

Andersons, Inc. (The)	23,179	878,484	15,989	605,983	8,225	311,728

Anglo Platinum Ltd.
(South Africa) †	6,170	584,796	—	—	—	—

Arafura Resources, Ltd.
(Australia) †	66,674	72,855	53,244	58,180	33,254	36,337

ArcelorMittal (France)	32,555	1,072,865	16,320	537,833	7,055	232,501

Austevoll Seafood ASA (Norway)	28,828	185,493	24,111	155,142	13,919	89,562

Avalon Rare Metals, Inc. (Canada) †	16,701	57,203	13,337	45,681	8,329	28,528

BASF SE (Germany)	4,086	257,803	2,933	185,055	2,509	158,303

BBMG Corp. (China)	320,500	450,254	62,000	87,101	51,000	71,647

BHP Billiton, Ltd. (Australia)	60,308	2,269,147	30,088	1,132,090	13,974	525,785

Boise, Inc. †	32,562	211,327	22,014	142,871	10,208	66,250

Broadwind
Energy, Inc. † SG SB SC	31,554	59,006	25,160	47,049	16,334	30,545

Cameco Corp. (Canada)	3,544	98,275	2,813	78,004	1,749	48,500

Canada Lithium Corp. (Canada) †	60,798	39,045	48,552	31,181	30,324	19,474

Carillion PLC (United Kingdom)	90,857	447,635	66,798	329,101	54,966	270,807

Century Aluminum Co. †	9,003	118,570	5,877	77,400	2,811	37,021

China Green Holdings, Ltd. (China)	222,000	214,594	162,000	156,595	132,000	127,596

China National Building
Material Co., Ltd. (China)	268,000	627,959	—	—	—	—

China National
Materials Co., Ltd. (China)	1,491,000	1,241,403	170,000	141,542	138,000	114,898

China Rare Earth
Holdings, Ltd. (China) †	176,000	75,991	140,000	60,447	88,000	37,995

China Shanshui Cement
Group, Ltd. (China)	1,330,000	815,946	—	—	—	—

Clearwater Paper Corp. †	5,302	403,376	3,527	268,334	1,670	127,054

Coeur d’Alene Mines Corp. †	8,691	173,125	5,674	113,026	2,712	54,023

Compagnie de
Saint-Gobain (France)	5,130	228,331	3,749	166,864	3,054	135,930

Cytec Industries, Inc.	26,700	1,505,346	20,000	1,127,600	11,200	631,456

Denison Mines Corp. (Canada) †	21,000	34,329	18,300	29,915	9,700	15,857

Elementos, Ltd. (Australia) †	3,980	847	3,178	676	1,984	422

Energy Resources of
Australia, Ltd. (Australia)	3,992	51,342	3,388	43,573	1,936	24,899

Extract Resources, Ltd.
(Australia) †	5,847	34,546	4,693	27,728	2,917	17,235

Ferro Corp. †	43,369	559,026	28,784	371,026	13,771	177,508

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Basic materials cont.
Fletcher Building, Ltd.
(New Zealand)	81,170	$480,925	41,652	$246,784	17,251	$102,211

FMC Corp.	1,133	77,509	905	61,911	565	38,652

Freeport-McMoRan
Copper & Gold, Inc. Class B	54,000	4,611,060	40,600	3,466,834	22,600	1,929,814

Fufeng Group, Ltd. (Hong Kong)	124,000	88,059	90,000	63,914	72,000	51,131

Hawkins, Inc.	4,015	142,211	2,714	96,130	1,292	45,763

Hecla Mining Co. † SG SB SC	24,182	152,830	15,786	99,768	7,547	47,697

HeidelbergCement AG (Germany)	5,717	275,669	3,745	180,581	3,264	157,387

Hitachi Chemical Co., Ltd. (Japan)	49,100	917,350	24,500	457,741	10,600	198,043

Hochtief AG (Germany)	4,245	367,806	3,108	269,291	2,503	216,871

Horsehead Holding Corp. †	36,267	357,955	24,423	241,055	11,264	111,176

HQ Sustainable Maritime
Industries, Inc. †	8,221	24,745	6,876	20,697	3,969	11,947

Impregilo SpA (Italy) †	77,887	232,138	65,248	194,468	37,281	111,114

Innophos Holdings, Inc.	10,366	343,115	6,693	221,538	3,213	106,350

Insituform Technologies, Inc. †	9,515	230,073	7,971	192,739	4,555	110,140

International Flavors &
Fragrances, Inc.	34,200	1,659,384	25,700	1,246,964	14,300	693,836

JFE Holdings, Inc. (Japan)	15,700	480,658	8,000	244,921	3,300	101,030

KapStone Paper and
Packaging Corp. †	29,118	353,493	19,272	233,962	9,137	110,923

Koninklijke DSM
NV (Netherlands)	19,373	993,079	9,892	507,074	4,410	226,061

Koppers Holdings, Inc.	18,245	490,243	12,087	324,778	5,763	154,852

Lanxess AG (Germany)	9,429	516,909	6,958	381,446	5,689	311,878

Layne Christensen Co. †	11,402	295,198	9,552	247,301	5,458	141,308

Lithium Corp. †	24,392	6,220	19,478	4,967	12,165	3,102

Lubrizol Corp. (The)	22,600	2,394,922	17,000	1,801,490	9,500	1,006,715

Lynas Corp., Ltd. (Australia) †	91,710	121,053	70,440	92,978	45,837	60,503

LyondellBasell Industries
NV Class A (Netherlands) †	6,595	157,621	6,595	157,621	4,946	118,209

LyondellBasell Industries NV
Class B (Netherlands) †	2,516	60,007	2,516	60,007	2,012	47,986

MeadWestvaco Corp.	71,565	1,744,755	53,777	1,311,083	29,911	729,230

Mechel ADR (Russia)	20,539	511,421	—	—	—	—

Minerals Technologies, Inc.	11,900	701,148	7,909	465,998	3,769	222,069

Mitsui Chemicals, Inc. (Japan)	785,000	2,118,060	392,000	1,057,681	181,000	488,368

Mitsui Mining & Smelting
Co., Ltd. (Japan)	345,000	988,788	170,000	487,229	77,000	220,686

Molycorp, Inc. †	2,608	73,780	2,068	58,504	1,357	38,390

Neenah Paper, Inc.	6,729	102,281	4,545	69,084	2,179	33,121

Neo Material Technologies, Inc.
(Canada) †	7,600	36,384	6,100	29,203	4,000	19,150

NewMarket Corp.	1,699	193,142	1,149	130,618	540	61,387

Nitto Denko Corp. (Japan)	12,400	485,502	7,500	293,650	4,900	191,852

Northwest Pipe Co. †	3,859	67,533	3,233	56,578	1,847	32,323

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Basic materials cont.
OM Group, Inc. †	15,161	$456,649	10,048	$302,646	4,838	$145,721

OneSteel, Ltd. (Australia)	326,082	923,891	160,379	454,403	70,143	198,737

Orocobre, Ltd. (Australia) †	16,083	31,882	12,843	25,459	8,021	15,900

Paladin Energy, Ltd. (Australia) †	24,074	83,574	20,390	70,785	11,650	40,443

Pescanova SA (Spain)	4,882	156,160	4,083	130,603	2,356	75,361

PPG Industries, Inc.	41,800	3,043,040	31,400	2,285,920	17,500	1,274,000

Quaker Chemical Corp.	3,930	127,961	2,655	86,447	1,242	40,440

Quest Uranium Corp. (Canada) †	12,397	53,800	9,900	42,964	6,183	26,833

Rare Element Resources,
Ltd. (Canada) †	8,661	74,163	6,916	59,220	4,319	36,983

Rayonier, Inc. R	60,300	3,022,236	45,300	2,270,436	25,200	1,263,024

Reliance Steel & Aluminum Co.	5,682	235,973	3,706	153,910	1,832	76,083

Rio Tinto PLC (United Kingdom)	55,021	3,217,484	29,021	1,697,072	15,486	905,581

Rio Tinto, Ltd. (Australia)	72,498	5,382,004	42,174	3,130,854	25,647	1,903,946

Rock-Tenn Co. Class A	8,191	407,994	5,515	274,702	2,585	128,759

Rockwood Holdings, Inc. †	2,389	75,182	1,908	60,045	1,191	37,481

Sigma-Aldrich Corp.	1,273	76,864	1,016	61,346	635	38,341

Sociedad Quimica y
Minera de Chile SA ADR (Chile)	1,647	79,451	1,315	63,436	821	39,605

Stepan Co.	2,778	164,208	1,873	110,713	882	52,135

STR Holdings, Inc. † SG SB SC	3,484	75,045	2,796	60,226	1,738	37,437

Syngenta AG (Switzerland)	3,330	828,471	2,430	604,560	1,995	496,336

Tantalus Rare Earths
AG (Germany) †	314	11,554	250	9,199	156	5,740

Teck Resources, Ltd.
Class B (Canada)	23,500	967,714	17,200	708,285	14,000	576,511

Thompson Creek Metals
Co., Inc. (Canada) †	13,237	142,695	8,649	93,236	4,177	45,028

TSRC Corp. (Taiwan)	508,000	783,752	57,000	87,941	46,000	70,970

UEX Corp. (Canada) †	29,500	28,992	25,700	25,257	13,700	13,464

Umicore NV/SA (Belgium)	11,407	493,399	5,597	242,093	2,559	110,687

Uranium One, Inc. (Canada) †	21,390	72,223	18,070	61,013	10,325	34,862

USEC, Inc. †	10,560	54,806	8,709	45,200	4,977	25,831

Vale SA ADR (Preference) (Brazil)	84,685	2,350,009	12,900	357,975	10,400	288,600

Vale SA ADR (Brazil)	58,857	1,840,458	—	—	—	—

Vallourec SA (France)	6,391	635,255	4,681	465,284	3,748	372,545

Vedanta Resources PLC
(United Kingdom)	12,334	419,653	9,026	307,101	7,457	253,717

voestalpine AG (Austria)	45,729	1,685,417	22,862	842,616	10,262	378,223

W.R. Grace & Co. †	41,365	1,155,738	27,232	760,862	12,924	361,097

Western Lithium Canada
Corp. (Canada) †	22,107	24,092	17,654	19,240	11,026	12,016

Xstrata PLC (United Kingdom)	50,073	958,471	36,457	697,841	30,251	579,049

		68,950,965		40,215,263		23,100,549

Capital goods		3.8%		3.0%		2.2%
Abengoa SA (Spain)	5,029	127,455	3,991	101,148	2,656	67,314

ACCO Brands Corp. †	25,972	149,339	16,977	97,618	8,205	47,179

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Aecom Technology Corp. †	12,577	$305,118	10,536	$255,603	6,020	$146,045

Aisin Seiki Co., Ltd. (Japan)	45,300	1,414,572	24,700	771,301	14,400	449,665

Alamo Group, Inc.	6,998	156,265	4,568	102,003	2,185	48,791

Alstom SA (France)	5,203	265,575	3,808	194,371	3,044	155,374

Altra Holdings, Inc. †	20,857	307,224	13,906	204,835	6,538	96,305

Amada Co., Ltd. (Japan)	26,000	178,343	19,000	130,327	15,000	102,890

Applied Industrial
Technologies, Inc.	17,461	534,307	11,557	353,644	5,535	169,371

ArvinMeritor, Inc. †	37,640	584,926	24,753	384,662	11,856	184,242

AZZ, Inc.	5,518	236,391	3,793	162,492	1,706	73,085

Bharat Heavy Electricals,
Ltd. (India)	10,916	602,099	—	—	—	—

BHI Co., Ltd. (South Korea)	17,701	412,933	—	—	—	—

Bio-Treat Technology,
Ltd. (China) †	678,000	41,242	536,000	32,605	308,000	18,736

Bucyrus International, Inc.
Class A	644	44,661	539	37,380	335	23,232

Calgon Carbon Corp. †	7,444	107,938	6,236	90,422	3,563	51,664

Canon, Inc. (Japan)	58,250	2,720,755	32,800	1,532,030	19,400	906,140

Capstone Turbine Corp. †	137,215	105,944	121,400	93,733	69,725	53,835

China High Speed Transmission
Equipment Group Co.,
Ltd. (China)	243,000	527,413	61,000	132,396	40,000	86,817

China Ming Yang Wind Power
Group, Ltd. ADS (China) †	20,987	293,818	3,929	55,006	3,263	45,682

CLARCOR, Inc.	3,731	144,129	3,126	120,757	1,786	68,993

Conergy AG (Germany) † SG SB SC	50,305	41,034	41,534	33,879	23,731	19,357

Daelim Industrial Co., Ltd.
(South Korea)	14,815	1,096,589	—	—	—	—

Darling International, Inc. †	10,884	92,732	8,680	73,954	5,635	48,010

Doosan Heavy Industries and
Construction Co., Ltd.
(South Korea)	18,527	1,379,471	4,865	362,235	2,780	206,991

Dover Corp.	70,437	3,677,516	52,958	2,764,937	29,476	1,538,942

DXP Enterprises, Inc. †	10,301	195,513	6,956	132,025	3,191	60,565

Ebara Corp. (Japan) †	89,000	394,891	75,000	332,774	43,000	190,790

EMCOR Group, Inc. †	24,637	605,824	16,326	401,456	7,774	191,163

Emerson Electric Co.	91,025	4,793,377	68,349	3,599,258	38,117	2,007,241

Energy Conversion Devices, Inc. †	7,236	36,325	5,726	28,745	3,559	17,866

Energy Recovery, Inc. † SB SC	19,294	69,265	16,163	58,025	9,235	33,154

EnergySolutions, Inc.	9,878	49,686	8,106	40,773	4,631	23,294

EnPro Industries, Inc. †	5,393	168,693	3,531	110,450	1,672	52,300

European Aeronautic Defense and
Space Co. (France) †	9,336	232,983	6,818	170,145	5,623	140,324

Exide Technologies †	22,929	109,830	19,530	93,549	11,159	53,452

Franklin Electric Co., Inc.	4,006	132,839	3,356	111,285	1,918	63,601

Fuel Systems
Solutions, Inc. † SG SB SC	8,342	326,256	5,870	229,576	3,065	119,872

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Fuel Tech, Inc. † SG SB SC	16,364	$102,602	13,546	$84,933	7,740	$48,530

Fuji Electric Holdings Co.,
Ltd. (Japan)	357,000	937,558	177,000	464,840	77,000	202,218

Fushi Copperweld,
Inc. (China) †	11,708	101,743	7,920	68,825	3,673	31,918

Gamesa Corp Tecnologica
SA (Spain) †	24,753	173,380	19,768	138,463	12,826	89,838

General Dynamics Corp.	3,315	208,215	2,647	166,258	1,653	103,825

GLV, Inc. Class A (Canada) †	11,339	84,626	9,499	70,894	5,428	40,511

Gorman-Rupp Co. (The)	6,477	178,506	5,426	149,541	3,100	85,436

GrafTech International, Ltd. †	10,135	158,410	6,839	106,894	3,188	49,828

Graham Packaging Co., Inc. †	22,644	267,652	15,044	177,820	7,039	83,201

GUD Holdings, Ltd. (Australia)	10,411	97,453	8,723	81,652	4,984	46,653

Harbin Electric, Inc.
(China) † SG SB SC	7,946	142,154	5,367	96,016	2,465	44,099

Hyflux, Ltd. (Singapore)	55,000	130,061	46,000	108,778	26,000	61,483

Hyundai Mobis (South Korea)	3,438	774,888	—	—	—	—

Insteel Industries, Inc.	11,028	99,031	7,443	66,838	3,567	32,032

International Mining Machinery
Holdings, Ltd. (China) †	111,500	105,337	—	—	—	—

ITT Corp.	4,955	232,043	4,151	194,391	2,372	111,081

JinkoSolar Holding Co., Ltd. ADR
(China) † SG SB SC	2,680	84,715	2,136	67,519	1,386	43,811

Joy Global, Inc.	1,239	87,126	1,012	71,164	579	40,715

Koito Manufacturing Co.,
Ltd. (Japan)	11,000	168,845	8,000	122,797	6,000	92,097

Kurita Water Industries,
Ltd. (Japan)	6,300	175,046	5,300	147,261	3,000	83,355

L-3 Communications
Holdings, Inc.	47,750	3,450,893	35,987	2,600,780	20,129	1,454,723

Legrand SA (France)	21,622	731,733	11,040	373,617	4,625	156,520

Lindsay Corp. SG SB SC	3,606	156,212	3,021	130,870	1,726	74,770

LMI Aerospace, Inc. †	9,626	153,246	6,261	99,675	3,060	48,715

Lockheed Martin Corp.	54,044	3,852,256	40,743	2,904,161	22,795	1,624,828

Lonking Holdings, Ltd. (China)	1,050,000	1,060,982	315,000	318,295	260,000	262,719

LS Corp. (South Korea)	1,753	179,874	1,309	134,315	1,079	110,715

MAN AG (Germany)	2,615	285,217	1,910	208,323	1,571	171,348

Met-Pro Corp.	3,835	38,695	3,457	34,881	1,847	18,636

Mitsubishi Electric Corp. (Japan)	393,000	3,383,787	220,000	1,894,232	128,000	1,102,099

MTU Aero Engines Holding
AG (Germany)	2,481	141,883	1,817	103,910	1,455	83,208

Mueller Water Products, Inc.
Class A	32,733	98,854	27,421	82,811	15,668	47,317

NACCO Industries, Inc. Class A	1,255	109,674	848	74,107	396	34,606

Nalco Holding Co.	72,013	1,815,448	55,026	1,387,205	30,772	775,762

NHK Spring Co., Ltd. (Japan)	60,000	497,182	30,000	248,591	13,000	107,723

Orascom Construction
Industries (Egypt)	8,512	374,316	6,346	279,066	4,841	212,883

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Organo Corp. (Japan)	9,000	$57,417	8,000	$51,037	4,000	$25,519

Parker Hannifin Corp.	53,700	3,762,222	40,400	2,830,424	22,500	1,576,350

Pentair, Inc.	10,207	343,261	8,551	287,570	4,886	164,316

Phoenix Solar AG (Germany)	1,485	53,233	1,176	42,156	783	28,068

Polypore International, Inc. †	3,797	114,518	2,565	77,360	1,221	36,825

Powell Industries, Inc. †	5,029	156,502	3,392	105,559	1,605	49,948

Prysmian SpA (Italy)	9,881	180,608	7,308	133,578	6,155	112,503

Quantum Fuel
Systems Technologies
Worldwide, Inc. † SG SB SC	81,016	40,508	65,031	32,516	40,424	20,212

Raser Technologies, Inc. † SG SB SC	77,542	18,308	64,104	15,135	39,848	9,408

Raytheon Co.	83,745	3,827,984	63,057	2,882,335	35,353	1,615,986

Regal-Beloit Corp.	34,200	2,007,198	25,700	1,508,333	14,300	839,267

Roper Industries, Inc.	5,722	372,960	4,793	312,408	2,739	178,528

Samsung Heavy Industries Co., Ltd.
(South Korea)	23,470	620,584	—	—	—	—

Satcon Technology Corp. †	18,600	69,936	14,800	55,648	9,700	36,472

SembCorp Industries,
Ltd. (Singapore)	223,000	739,292	113,000	374,619	49,000	162,445

Shaw Group, Inc. †	67,300	2,258,588	50,500	1,694,780	28,200	946,392

SMA Solar Technology
AG (Germany)	709	78,365	569	62,891	353	39,017

Smith (A.O.) Corp.	10,009	579,421	6,672	386,242	3,104	179,691

Smiths Group PLC
(United Kingdom)	8,917	170,825	6,510	124,713	5,498	105,326

Solaria Energia y Medio
Ambiente SA (Spain) †	11,927	25,380	10,629	22,618	5,566	11,844

Solon AG Fuer Solartechnik
(Germany) † SG SB	2,149	8,929	1,865	7,749	989	4,109

Sound Global, Ltd. (China) †	64,000	41,851	59,000	38,581	34,000	22,233

Spirax-Sarco Engineering PLC
(United Kingdom)	13,405	379,199	11,230	317,673	6,417	181,523

Standex International Corp.	5,745	138,972	3,879	93,833	1,791	43,324

Sunpower Corp. Class A † SG SB SC	4,972	71,597	3,989	57,442	2,480	35,712

Tanfield Group PLC
(United Kingdom) †	38,813	7,625	33,679	6,616	17,953	3,527

Tenneco, Inc. †	5,508	159,567	4,358	126,251	2,900	84,013

Tetra Tech, Inc. †	25,840	541,865	20,100	421,497	10,823	226,958

Thomas & Betts Corp. †	10,918	447,856	8,157	334,600	4,402	180,570

Timken Co.	6,114	234,533	3,941	151,177	1,900	72,884

Toyoda Gosei Co., Ltd. (Japan)	6,400	141,216	5,000	110,325	4,100	90,466

TriMas Corp. †	24,979	370,938	16,536	245,560	7,914	117,523

Trony Solar Holdings Co.,
Ltd. (China)	100,000	57,998	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
United Technologies Corp.	10,746	$765,438	8,122	$578,530	4,516	$321,675

United Tractors Tbk PT (Indonesia)	248,000	568,246	—	—	—	—

Valmont Industries, Inc.	3,584	259,482	3,002	217,345	1,716	124,238

Vestas Wind Systems
A/S (Denmark) †	2,436	91,848	1,975	74,466	1,282	48,337

Vinci SA (France)	5,976	299,733	4,252	213,264	3,586	179,860

Weichai Power Co.,
Ltd. (China)	13,000	137,391	10,000	105,686	8,000	84,549

Westport Innovations,
Inc. (Canada) †	5,257	92,229	4,219	74,018	2,623	46,018

Yingli Green Energy Holding
Co., Ltd. ADR (China) † SG SB SC	6,536	90,458	5,448	75,400	3,113	43,084

		63,686,995		40,905,057		23,188,205

Communication services		2.5%		1.9%		1.4%
ADTRAN, Inc.	14,535	513,086	9,738	343,751	4,632	163,510

America Movil SAB de CV
ADR Ser. L (Mexico)	10,467	558,205	—	—	—	—

American Tower Corp. Class A †	83,800	4,295,588	62,900	3,224,254	35,100	1,799,226

Applied Signal Technology, Inc.	4,601	114,473	3,626	90,215	2,264	56,328

Aruba Networks, Inc. †	22,888	488,430	15,261	325,670	7,166	152,922

AT&T, Inc.	171,406	4,902,212	128,740	3,681,964	71,791	2,053,223

Atlantic Tele-Network, Inc.	8,522	419,623	5,664	278,895	2,649	130,437

BCE, Inc. (Canada)	13,482	439,211	10,039	327,047	8,413	274,075

BT Group PLC
(United Kingdom)	1,032,181	2,270,974	514,955	1,132,989	244,434	537,796

China Mobile, Ltd. (China)	165,000	1,689,587	14,500	148,479	12,500	127,999

DIRECTV Class A †	109,681	4,566,020	82,320	3,426,982	47,350	1,971,181

Earthlink, Inc.	16,387	148,958	10,692	97,190	5,113	46,477

France Telecom SA (France)	74,148	1,603,094	37,070	801,461	16,700	361,057

HSN, Inc. †	7,586	226,821	5,124	153,208	2,428	72,597

IAC/InterActiveCorp. †	108,000	2,837,160	81,100	2,130,497	45,200	1,187,404

Iridium Communications, Inc. †	42,428	362,335	28,650	244,671	13,158	112,369

j2 Global Communications, Inc. †	10,123	240,826	6,834	162,581	3,159	75,153

Kabel Deutschland Holding
AG (Germany) †	16,698	662,808	12,328	489,346	10,186	404,322

Koninklijke (Royal) KPN
NV (Netherlands)	12,619	195,281	9,244	143,052	7,414	114,733

Loral Space &
Communications, Inc. †	5,205	271,701	3,513	183,379	1,615	84,303

Mediacom Communications
Corp. Class A †	59,371	392,442	39,514	261,188	18,703	123,627

Mobile Telesystems
ADR (Russia)	59,635	1,266,051	—	—	—	—

NeuStar, Inc. Class A †	13,539	336,580	8,996	223,641	4,217	104,835

NII Holdings, Inc. †	94,464	3,882,470	70,899	2,913,949	39,580	1,626,738

Nippon Telegraph &
Telephone (NTT) Corp. (Japan)	98,000	4,283,607	54,700	2,390,952	31,800	1,389,987

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Communication services cont.
PT Telekomunikasi Indonesia
Tbk (Indonesia)	1,148,500	$1,183,888	—	$—	—	$—

Tele2 AB Class B (Sweden)	45,126	946,830	26,489	555,790	15,534	325,933

Telenet Group Holding
NV (Belgium) †	8,092	271,643	6,109	205,075	4,735	158,951

USA Mobility, Inc.	15,012	240,642	9,798	157,062	4,734	75,886

Verizon Communications, Inc.	54,755	1,784,465	41,152	1,341,144	22,898	746,246

Vivo Participacoes SA
ADR (Brazil)	17,958	487,919	—	—	—	—

Vodafone Group PLC
(United Kingdom)	178,358	440,349	130,031	321,034	111,370	274,962

Vonage Holdings Corp. †	42,047	107,220	28,420	72,471	13,532	34,507

		42,430,499		25,827,937		14,586,784

Conglomerates		1.1%		1.0%		0.7%
3M Co.	7,046	610,959	5,296	459,216	2,951	255,881

Danaher Corp.	8,420	341,936	7,054	286,463	4,032	163,740

General Electric Co.	307,413	4,995,461	230,882	3,751,833	128,615	2,089,994

Honeywell International, Inc.	102,900	4,521,426	77,300	3,396,562	43,100	1,893,814

Marubeni Corp. (Japan)	138,000	781,101	70,000	396,211	29,000	164,144

Mitsui & Co., Ltd. (Japan)	261,500	3,894,748	145,900	2,173,016	84,900	1,264,490

Siemens AG (Germany)	3,121	329,635	2,286	241,444	1,833	193,599

Silex Systems, Ltd. (Australia) †	10,532	51,533	9,215	45,089	5,265	25,762

SPX Corp.	37,931	2,400,274	28,539	1,805,948	15,846	1,002,735

Vivendi SA (France)	6,147	168,116	4,607	125,998	3,880	106,115

		18,095,189		12,681,780		7,160,274

Consumer cyclicals		7.2%		5.6%		4.0%
Advance Auto Parts, Inc.	34,400	2,018,592	25,800	1,513,944	14,400	844,992

Aeropostale, Inc. †	16,384	380,928	10,834	251,891	5,242	121,877

Alliance Data
Systems Corp. † SG SB SC	3,878	253,078	2,477	161,649	1,215	79,291

Amazon.com, Inc. †	3,044	478,091	2,550	400,503	1,457	228,836

American Media Operations, Inc.
144A F †	2,148	—	2,679	—	1,397	—

AnnTaylor Stores Corp. †	20,396	412,815	13,615	275,568	6,455	130,649

Asahi Glass Co., Ltd. (Japan)	300,000	3,061,518	150,000	1,530,759	69,000	704,149

Bally Technologies, Inc. †	9,199	321,505	6,212	217,109	2,964	103,592

Bayerische Motoren Werke
(BMW) AG (Germany)	5,090	357,149	3,719	260,950	3,063	214,921

Best Buy Co., Inc.	89,200	3,642,036	67,000	2,735,610	37,300	1,522,959

Big Lots, Inc. †	13,997	465,400	9,335	310,389	4,387	145,868

Bunzl PLC (United Kingdom)	46,930	559,784	23,892	284,985	9,895	118,028

Burberry Group PLC
(United Kingdom)	106,496	1,740,583	53,378	872,416	23,075	377,141

Cash America International, Inc.	4,995	174,825	3,374	118,090	1,547	54,145

Childrens Place Retail Stores,
Inc. (The) †	3,524	171,865	2,350	114,610	1,104	53,842

Christian Dior SA (France)	5,798	758,292	4,240	554,529	3,495	457,094

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Cinemark Holdings, Inc.	8,933	$143,821	6,037	$97,196	2,895	$46,610

Coach, Inc.	76,582	3,289,963	57,462	2,468,568	32,082	1,378,172

Compass Group PLC
(United Kingdom)	93,928	783,085	57,093	475,989	36,885	307,513

Daito Trust Construction
Co., Ltd. (Japan)	7,900	472,731	4,000	239,357	1,700	101,727

Dana Holding Corp. †	4,951	60,996	5,392	66,429	2,641	32,537

Deckers Outdoor Corp. †	6,735	336,481	4,476	223,621	2,130	106,415

Deluxe Corp.	17,914	342,695	12,200	233,386	5,265	100,719

DG FastChannel, Inc. †	8,283	180,155	5,598	121,757	2,663	57,920

Dongfeng Motor Group Co.,
Ltd. (China)	742,000	1,518,648	182,000	372,499	150,000	307,004

Dress Barn, Inc. †	10,973	260,609	7,191	170,786	3,408	80,940

DSW, Inc. Class A † SG SB	16,253	466,461	10,784	309,501	5,089	146,054

Dun & Bradstreet Corp. (The)	34,500	2,557,830	25,900	1,920,226	14,400	1,067,616

EchoStar Corp. Class A †	40,587	774,400	27,285	520,598	12,507	238,634

Edenred (France) †	14,969	296,680	10,929	216,609	9,229	182,916

Electrolux AB Class B (Sweden)	42,665	1,050,192	21,100	519,373	9,148	225,177

Emergency Medical Services
Corp. Class A †	4,603	245,110	3,188	169,761	1,425	75,881

Expedia, Inc.	80,100	2,259,621	60,200	1,698,242	33,500	945,035

EZCORP, Inc. Class A †	22,177	444,427	14,687	294,327	7,088	142,044

Fiat SpA (Italy)	54,423	840,348	40,000	617,642	33,185	512,411

Foot Locker, Inc.	102,200	1,484,966	76,800	1,115,904	42,800	621,884

Ford Otomotiv Sanayi
AS (Turkey)	97,470	835,005	—	—	—	—

GameStop Corp. Class A † SG SB SC	78,700	1,551,177	59,100	1,164,861	32,900	648,459

Geberit International
AG (Switzerland)	3,574	637,206	2,994	533,799	1,711	305,053

Genesco, Inc. †	9,384	280,394	6,230	186,152	3,030	90,536

Ghabbour Auto (Egypt)	24,580	189,110	17,935	137,986	14,512	111,650

GOME Electrical Appliances
Holdings, Ltd. (China) †	356,000	107,366	260,000	78,414	214,000	64,540

Great Lakes Dredge &
Dock Co.	37,052	215,272	24,990	145,192	11,966	69,522

Grupo Comercial Chedraui
SA de CV (Mexico) †	219,518	631,991	13,046	37,559	10,501	30,232

Gymboree Corp. (The) †	5,675	235,740	3,909	162,380	1,761	73,152

Helen of Troy, Ltd. (Bermuda) †	11,182	282,793	7,243	183,175	3,552	89,830

HMS Holdings Corp. †	6,641	391,421	5,528	325,820	3,265	192,439

Hyundai Department Store Co.,
Ltd. (South Korea)	9,016	1,091,171	—	—	—	—

Imperial Holdings, Ltd.
(South Africa)	66,152	1,076,132	—	—	—	—

Industria de Diseno Textil
(Inditex) SA (Spain)	12,495	993,143	6,263	497,803	2,707	215,161

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Interpublic Group of
Companies, Inc. (The) †	205,400	$2,060,162	154,300	$1,547,629	86,000	$862,580

JB Hi-Fi, Ltd. (Australia)	11,577	231,288	8,426	168,336	7,119	142,225

JD Group, Ltd. (South Africa)	129,515	886,585	—	—	—	—

JHSF Participacoes SA (Brazil)	422,164	773,766	—	—	—	—

Jo-Ann Stores, Inc. †	6,114	272,379	4,136	184,259	1,917	85,402

Jos. A. Bank Clothiers, Inc. †	5,460	232,651	3,550	151,266	1,737	74,014

Kangwon Land, Inc.
(South Korea)	37,470	814,958	—	—	—	—

Kenneth Cole Productions, Inc.
Class A †	9,221	153,714	6,193	103,237	2,923	48,726

Kia Motors Corp. (South Korea)	34,680	1,119,249	5,360	172,987	4,400	142,004

Kirkland’s, Inc. †	8,525	118,157	5,765	79,903	2,673	37,048

Kloeckner & Co., AG (Germany) †	8,344	187,854	6,424	144,628	5,411	121,821

Knology, Inc. †	11,599	155,775	7,845	105,358	3,640	48,885

La-Z-Boy, Inc. †	29,846	251,900	19,491	164,504	9,608	81,092

Landauer, Inc.	1,500	93,945	1,300	81,419	800	50,104

LG Corp. (South Korea)	2,499	180,809	1,821	131,754	1,560	112,870

Limited Brands, Inc.	89,500	2,396,810	67,200	1,799,616	37,500	1,004,250

M6-Metropole
Television (France)	17,655	415,420	8,650	203,533	3,780	88,943

Magnit OJSC GDR (Russia)	4,050	102,060	2,950	74,340	2,400	60,480

Mahindra & Mahindra, Ltd. (India)	32,109	494,122	—	—	—	—

Maidenform Brands, Inc. †	13,111	378,252	8,506	245,398	4,052	116,900

Mediaset SpA (Italy)	434,147	3,079,431	236,392	1,676,743	131,685	934,050

Moody’s Corp.	91,338	2,281,623	68,579	1,713,103	38,254	955,585

Myer Holdings, Ltd. (Australia)	21,888	79,583	15,951	57,997	13,673	49,714

National CineMedia, Inc.	7,487	134,017	5,060	90,574	2,409	43,121

News Corp. Class A	293,700	3,835,722	220,600	2,881,036	122,900	1,605,074

Next PLC (United Kingdom)	99,875	3,478,202	49,828	1,735,287	23,022	801,754

NGK Spark Plug Co., Ltd. (Japan)	38,000	509,006	19,000	254,503	9,000	120,554

Nissan Motor Co., Ltd. (Japan) †	118,700	1,037,682	86,100	752,691	71,900	628,554

Nortek, Inc. †	6,624	264,960	6,622	264,880	4,907	196,280

Nu Skin Enterprises, Inc. Class A	6,487	186,826	4,377	126,058	2,020	58,176

OfficeMax, Inc. †	29,976	392,386	19,866	260,046	9,559	125,127

Omnicom Group, Inc.	80,500	3,178,140	60,500	2,388,540	33,700	1,330,476

OPAP SA (Greece)	48,287	764,044	24,655	390,116	10,296	162,913

Orbitz Worldwide, Inc. †	30,556	192,503	20,685	130,316	9,637	60,713

PCD Stores, Ltd. (China) †	1,472,500	464,969	516,000	162,937	458,000	144,622

Perry Ellis International, Inc. †	8,041	175,696	5,423	118,493	2,563	56,002

Persimmon PLC
(United Kingdom) †	91,824	576,358	66,914	420,004	56,160	352,503

Peugeot SA (France) †	76,243	2,565,142	38,038	1,279,762	17,954	604,050

Phillips-Van Heusen Corp.	3,913	235,406	2,559	153,949	1,237	74,418

Porsche Automobil Holding SE
(Preference) (Germany)	4,765	236,102	3,034	150,332	2,718	134,675

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
PPR SA (France)	4,326	$700,730	3,252	$526,762	2,551	$413,213

R. R. Donnelley & Sons Co.	147,100	2,494,816	110,500	1,874,080	61,600	1,044,736

RadioShack Corp.	6,581	140,373	4,263	90,930	2,085	44,473

Randstad Holding
NV (Netherlands) †	4,357	198,056	2,197	99,869	881	40,048

Reed Elsevier PLC
(United Kingdom)	40,207	339,948	30,138	254,815	23,231	196,417

Ross Stores, Inc.	41,500	2,266,730	31,100	1,698,682	17,400	950,388

Scholastic Corp.	10,347	287,854	6,754	187,896	3,230	89,859

Sears Holdings Corp. † SG SB SC	23,000	1,659,220	17,300	1,248,022	9,600	692,544

SECOM Co., Ltd. (Japan)	3,700	167,274	2,700	122,065	2,200	99,460

Select Comfort Corp. †	33,178	224,947	22,425	152,042	10,668	72,329

Sinclair Broadcast Group, Inc.
Class A †	22,926	160,941	15,499	108,803	7,296	51,218

Sinotruk Hong Kong, Ltd. (China)	924,000	942,000	—	—	—	—

Sonic Automotive, Inc. † SG SB SC	38,402	377,492	24,977	245,524	12,248	120,398

Sony Corp. (Japan)	3,700	114,519	2,700	83,568	2,200	68,092

Sotheby’s Holdings, Inc. Class A	3,777	139,069	2,557	94,149	1,191	43,853

Stage Stores, Inc.	16,070	208,910	10,483	136,279	5,056	65,728

Standard Pacific Corp. †	36,125	143,416	23,610	93,732	11,428	45,369

Stantec, Inc. (Canada) †	9,322	247,359	7,809	207,212	4,462	118,399

Steven Madden, Ltd. †	14,639	601,077	9,648	396,147	4,519	185,550

Swire Pacific, Ltd. (Hong Kong)	164,000	2,259,562	82,000	1,129,781	37,000	509,779

Talbots, Inc. (The) †	38,571	505,280	25,613	335,530	12,430	162,833

Tempur-Pedic International, Inc. †	4,232	131,192	2,860	88,660	1,337	41,447

Tesla Motors, Inc. † SG SB SC	4,454	90,238	3,551	71,943	2,302	46,639

Time Warner, Inc.	127,467	3,906,864	95,749	2,934,707	53,355	1,635,331

TJX Cos., Inc. (The)	75,900	3,387,417	57,000	2,543,910	31,800	1,419,234

Tofas Turk Otomobil Fabrikasi
AS (Turkey)	170,871	885,373	—	—	—	—

Toro Co. (The)	4,974	279,688	3,245	182,466	1,547	86,988

Tractor Supply Co.	5,372	213,054	3,682	146,028	1,662	65,915

Trump Entertainment
Resorts, Inc. F	163	2,608	180	2,880	115	1,840

TUI Travel PLC
(United Kingdom)	114,130	384,550	84,399	284,374	69,965	235,740

UniFirst Corp.	4,023	177,615	2,717	119,956	1,257	55,497

United Business Media, Ltd.
PLC (Ireland)	12,143	120,130	8,852	87,572	7,582	75,008

Valeo SA (France) †	29,168	1,352,148	16,574	768,325	9,318	431,957

ValueClick, Inc. †	17,211	225,120	11,616	151,937	5,567	72,816

Vertis Holdings, Inc. † F	9,156	9	9,315	9	4,364	4

VF Corp.	29,400	2,381,988	22,100	1,790,542	12,300	996,546

Volkswagen AG
(Preference) (Germany)	1,202	145,153	890	107,476	749	90,449

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Wal-Mart Stores, Inc.	144,829	$7,751,248	108,802	$5,823,083	60,647	$3,245,827

Walt Disney Co. (The)	24,600	814,506	18,500	612,535	10,300	341,033

Warnaco Group, Inc. (The) †	9,503	485,888	6,274	320,790	2,961	151,396

Wesfarmers, Ltd. (Australia)	53,352	1,696,841	26,618	846,576	12,033	382,705

Wheelock and Co., Ltd.
(Hong Kong)	46,000	153,850	25,000	83,614	9,000	30,101

Whirlpool Corp.	27,100	2,194,016	20,300	1,643,488	11,300	914,848

Williams-Sonoma, Inc.	54,300	1,721,310	40,800	1,293,360	22,700	719,590

Wirecard AG (Germany) SG SB	25,094	341,952	18,342	249,944	15,138	206,283

World Fuel Services Corp.	6,233	162,120	4,040	105,080	1,981	51,526

WPP PLC (Ireland)	62,598	693,058	45,456	503,269	37,427	414,376

		119,988,764		75,121,860		41,968,654

Consumer staples		5.0%		4.2%		3.0%
AFC Enterprises †	51,169	634,496	33,572	416,293	15,938	197,631

Alliance One International, Inc. †	52,902	219,543	34,588	143,540	16,748	69,504

Anheuser-Busch InBev
NV (Belgium)	15,917	936,855	11,685	687,765	9,542	561,630

Associated British Foods PLC
(United Kingdom)	92,679	1,527,865	45,824	755,434	20,469	337,443

Avis Budget Group, Inc. †	66,469	774,364	44,161	514,476	21,272	247,819

BRF — Brasil Foods SA (Brazil)	21,000	319,715	15,400	234,458	12,700	193,351

Britvic PLC (United Kingdom)	50,642	386,153	37,294	284,373	31,045	236,723

Career Education Corp. †	17,319	371,839	11,508	247,077	5,503	118,149

Carlsberg A/S Class B (Denmark)	3,370	351,585	2,468	257,481	1,970	205,526

CEC Entertainment, Inc. †	6,135	210,615	4,001	137,354	1,944	66,738

Central Garden & Pet Co. Class A †	26,310	272,572	17,167	177,850	8,473	87,780

Cermaq ASA (Norway) †	20,602	228,829	17,231	191,387	9,947	110,483

China Power New Energy
Development Co., Ltd. (China) †	2,200,000	218,331	—	—	—	—

Coca-Cola Co. (The)	53,100	3,107,412	39,900	2,334,948	22,200	1,299,144

Core-Mark Holding Co., Inc. †	6,318	195,605	4,092	126,688	1,944	60,186

Cosan, Ltd. Class A (Brazil)	16,222	188,013	13,047	151,215	8,582	99,465

Costco Wholesale Corp.	74,600	4,810,954	56,100	3,617,889	31,200	2,012,088

Delhaize Group SA (Belgium)	20,097	1,458,388	10,048	729,158	4,441	322,272

DineEquity, Inc. † SG SB	5,222	234,886	3,527	158,644	1,675	75,342

Domino’s Pizza, Inc. †	61,507	813,123	41,232	545,087	19,208	253,930

Dr. Pepper Snapple Group, Inc.	96,700	3,434,784	72,700	2,582,304	40,500	1,438,560

Energizer Holdings, Inc. †	3,463	232,817	2,804	188,513	1,743	117,182

Estee Lauder Cos., Inc. (The)
Class A	55,500	3,509,265	41,700	2,636,691	23,200	1,466,936

Fomento Economico Mexicano
SA de CV ADR (Mexico)	10,858	550,826	—	—	—	—

Genuine Parts Co.	52,400	2,336,516	39,400	1,756,846	21,900	976,521

Heineken Holding
NV (Netherlands)	17,776	778,098	8,698	380,732	3,779	165,416

Henkel AG & Co.
KGaA (Germany)	10,199	548,131	7,493	402,701	6,117	328,749

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer staples cont.
Herbalife, Ltd.	3,635	$219,372	2,356	$142,185	1,154	$69,644

Hershey Co. (The)	71,000	3,378,890	53,300	2,536,547	29,700	1,413,423

hhgregg, Inc. †	10,122	250,621	6,833	169,185	3,264	80,817

Imperial Tobacco Group PLC
(United Kingdom)	24,002	715,555	17,530	522,610	14,456	430,967

Inter Parfums, Inc.	10,892	191,590	7,289	128,214	3,413	60,035

ITT Educational Services, Inc. †	5,635	395,971	3,739	262,740	1,820	127,891

Japan Tobacco, Inc. (Japan)	632	2,106,161	398	1,326,348	256	853,129

Kerry Group PLC
Class A (Ireland)	48,569	1,704,958	30,269	1,062,558	20,358	714,644

Kimberly-Clark Corp.	66,700	4,338,835	50,100	3,259,005	27,900	1,814,895

Koninklijke Ahold
NV (Netherlands)	202,034	2,724,979	100,795	1,359,495	45,788	617,576

Leroy Seafood Group
ASA (Norway)	5,204	123,133	4,353	102,997	2,513	59,461

Lincoln Educational
Services Corp. †	26,017	374,905	17,180	247,564	8,097	116,678

Loblaw Companies,
Ltd. (Canada)	3,100	122,980	2,200	87,276	1,800	71,408

Lorillard, Inc.	47,800	3,838,818	35,900	2,883,129	20,000	1,606,200

Marine Harvest (Norway)	573,386	500,222	479,576	418,382	276,848	241,522

McDonald’s Corp.	19,162	1,427,761	14,400	1,072,944	7,989	595,260

MEIJI Holdings Co., Ltd. (Japan)	18,500	871,867	9,300	438,290	4,000	188,512

Metro AG (Germany)	6,443	419,654	4,864	316,809	3,767	245,357

National Presto Industries, Inc.	1,730	184,193	1,108	117,969	542	57,707

Nestle SA (Switzerland)	55,022	2,934,544	34,628	1,846,850	22,601	1,205,402

Nissin Food Products Co.,
Ltd. (Japan)	12,000	433,865	6,000	216,932	2,600	94,004

Nutreco Holding
NV (Netherlands)	1,395	102,088	1,167	85,403	673	49,251

Papa John’s International, Inc. †	14,574	384,462	9,724	256,519	4,592	121,137

PepsiCo, Inc.	37,443	2,487,713	28,127	1,868,758	15,680	1,041,779

Philip Morris International, Inc.	40,042	2,243,153	30,078	1,684,970	16,795	940,856

Prestige Brands Holdings, Inc. †	32,216	318,616	21,011	207,799	10,393	102,787

Procter & Gamble Co. (The)	86,123	5,164,796	64,640	3,876,461	36,017	2,159,939

Rakuten, Inc. (Japan)	232	169,987	170	124,559	140	102,578

Reckitt Benckiser Group PLC
(United Kingdom)	26,346	1,449,556	16,087	885,106	10,493	577,325

Revlon, Inc. Class A †	11,479	144,865	7,741	97,691	3,658	46,164

Ruth’s Hospitality Group, Inc. †	22,847	91,616	15,429	61,870	7,323	29,365

Safeway, Inc.	170,780	3,613,705	128,204	2,712,797	71,503	1,513,003

Schiff Nutrition International, Inc.	10,926	89,593	7,385	60,557	3,452	28,306

Spectrum Brands Holdings, Inc. †	4,235	115,107	4,543	123,479	2,366	64,308

SRA International, Inc. Class A †	8,902	175,547	7,012	138,277	4,379	86,354

SunOpta, Inc. (Canada) †	17,693	107,750	13,717	83,537	9,128	55,590

Toyo Suisan Kaisha, Ltd. (Japan)	18,000	371,483	13,000	268,294	11,000	227,018

Unilever NV (Netherlands)	109,941	3,287,983	54,850	1,640,388	24,932	745,636

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer staples cont.
USANA Health Sciences, Inc. †	2,452	$98,963	1,658	$66,917	789	$31,844

W.W. Grainger, Inc.	28,600	3,406,546	21,500	2,560,865	12,000	1,429,320

WebMD Health Corp. Class A †	10,844	540,790	8,619	429,830	4,896	244,164

Wolseley PLC (United Kingdom) †	96,840	2,433,501	48,314	1,214,087	22,440	563,897

Yamazaki Baking Co., Inc. (Japan)	57,000	695,839	28,000	341,816	13,000	158,700

Zhongpin, Inc. (China) † SG	28,200	459,378	—	—	—	—

		83,863,491		56,966,913		32,032,421

Energy		5.4%		4.3%		3.1%
Adaro Energy Tbk
PT (Indonesia)	3,216,500	729,794	—	—	—	—

Alpha Natural Resources, Inc. †	664	27,324	521	21,439	324	13,333

Areva SA (France)	364	152,976	286	120,195	186	78,169

Atwood Oceanics, Inc. †	6,439	196,068	4,345	132,305	2,081	63,366

Ballard Power Systems, Inc.
(Canada) † SG SB SC	55,629	92,900	46,503	77,660	26,570	44,372

BG Group PLC
(United Kingdom)	36,523	641,994	26,672	468,835	22,005	386,799

BP PLC (United Kingdom)	264,719	1,779,730	150,852	1,014,192	91,651	616,178

Cairn Energy PLC
(United Kingdom) †	35,739	254,767	26,099	186,048	21,533	153,499

Cal Dive International, Inc. †	23,066	126,171	15,580	85,223	7,249	39,652

Cameron International Corp. †	90,600	3,892,176	68,100	2,925,576	37,900	1,628,184

Canadian Oil Sands Trust
(Unit) (Canada)	7,773	192,566	6,106	151,269	4,016	99,491

Canadian Solar, Inc. (Canada) †	5,180	84,434	4,700	76,610	2,408	39,250

Chevron Corp.	56,885	4,610,529	42,763	3,465,941	23,817	1,930,368

China Coal Energy Co. (China)	180,000	297,879	143,000	236,648	98,000	162,179

China Shenhua Energy Co.,
Ltd. (China)	231,500	957,764	23,500	97,224	13,500	55,852

China Sunergy Co., Ltd. ADR
(China) † SG SB SC	9,513	42,904	8,368	37,740	4,508	20,331

China WindPower Group,
Ltd. (China) †	9,920,000	1,125,115	2,440,000	276,742	1,980,000	224,569

Cimarex Energy Co.	49,100	3,249,438	36,900	2,442,042	20,500	1,356,690

CNOOC, Ltd. (China)	467,000	905,248	—	—	—	—

Compagnie Generale de
Geophysique-Veritas (France) †	62,719	1,377,385	31,278	686,903	13,521	296,937

Complete Production
Services, Inc. †	15,728	321,638	10,760	220,042	4,882	99,837

Connacher Oil and Gas,
Ltd. (Canada) †	33,520	39,140	28,917	33,765	15,579	18,191

ConocoPhillips	27,079	1,555,147	20,403	1,171,744	11,369	652,922

CONSOL Energy, Inc.	1,210	44,722	996	36,812	569	21,030

Contango Oil & Gas Co. †	4,506	226,021	3,043	152,637	1,396	70,023

Covanta Holding Corp.	15,287	240,770	12,201	192,166	7,976	125,622

E-Ton Solar Tech Co.,
Ltd. (Taiwan)	28,000	38,090	22,000	29,928	14,000	19,045

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
EDP Renovaveis SA (Spain) †	27,632	$156,419	21,705	$122,868	14,091	$79,766

Energy Development
Corp. (Philippines)	563,000	78,129	448,000	62,170	293,000	40,660

ENI SpA (Italy)	166,857	3,602,928	83,245	1,797,502	38,462	830,507

Evergreen Solar, Inc. † SG SB SC	19,963	14,653	17,300	12,698	9,133	6,704

Exxon Mobil Corp.	174,410	10,776,794	131,001	8,094,552	72,978	4,509,311

Fersa Energias Renovables
SA (Spain)	39,050	59,658	32,925	50,301	20,481	31,290

First Solar, Inc. † SG SB SC	3,874	570,834	2,941	433,356	2,290	337,432

FuelCell Energy, Inc. †	43,107	53,022	37,437	46,048	21,557	26,515

Gazprom OAO (Russia) †	145,188	752,074	—	—	—	—

Gazprom OAO ADR (Russia)	28,139	590,638	—	—	—	—

GCL Poly Energy Holdings, Ltd.
(Hong Kong) †	341,000	105,040	271,000	83,478	177,000	54,522

Gintech Energy Corp. (Taiwan)	18,179	51,206	14,139	39,826	9,089	25,602

Green Plains Renewable
Energy, Inc. †	6,522	78,981	5,235	63,396	3,254	39,406

GT Solar International, Inc. †	17,616	147,446	11,880	99,436	5,600	46,872

Gushan Environmental Energy,
Ltd. ADR (China) †	84,454	55,731	66,721	44,029	41,474	27,369

Halliburton Co.	141,183	4,668,922	106,081	3,508,099	59,107	1,954,668

Headwaters, Inc. †	18,069	65,048	15,008	54,029	8,575	30,870

Helix Energy Solutions
Group, Inc. †	33,736	375,819	22,394	249,469	10,881	121,214

Iberdrola Renovables
SA (Spain)	60,902	202,533	48,627	161,712	31,788	105,713

Innergex Renewable Energy,
Inc. (Canada)	6,200	57,011	5,000	45,976	3,200	29,425

JA Solar Holdings Co., Ltd. ADR
(China) † SG SB SC	15,320	142,936	12,397	115,664	7,084	66,094

James River Coal Co. †	9,606	168,393	6,267	109,861	3,041	53,309

Magma Energy Corp. (Canada) †	19,756	22,299	15,858	17,899	9,857	11,126

Massey Energy Co.	635	19,698	552	17,123	343	10,640

Murphy Oil Corp.	61,600	3,814,272	46,300	2,866,896	25,800	1,597,536

Nexen, Inc. (Canada)	30,533	614,998	22,217	447,496	18,399	370,594

Nordex AG (Germany) †	12,807	117,918	10,298	94,817	6,401	58,936

Occidental Petroleum Corp.	8,466	662,888	6,308	493,916	3,545	277,574

Oceaneering International, Inc. †	50,300	2,709,158	37,800	2,035,908	21,000	1,131,060

Oil States International, Inc. †	4,402	204,913	2,973	138,393	1,362	63,401

Oilsands Quest, Inc. (Canada) †	28,742	14,888	24,795	12,844	13,358	6,919

OPTI Canada, Inc. (Canada) †	36,488	29,469	28,183	22,761	18,539	14,973

Patterson-UTI Energy, Inc.	167,400	2,859,192	125,700	2,146,956	70,100	1,197,308

Peabody Energy Corp.	81,604	3,999,412	61,308	3,004,705	34,190	1,675,652

Petroleo Brasileiro SA
ADR (Brazil)	65,966	2,392,587	8,100	293,787	7,200	261,144

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
Petroleo Brasileiro SA ADR
(Preference) (Brazil)	71,559	$2,348,566	10,400	$341,328	8,600	$282,252

Petroleum Development Corp. †	21,348	589,205	14,155	390,678	6,499	179,372

Petroquest Energy, Inc. †	10,885	66,290	7,360	44,822	3,408	20,755

PNE Wind AG (Germany) †	13,859	32,005	11,125	25,691	6,915	15,969

Ram Power Corp. (Canada) †	9,910	21,986	7,954	17,646	4,944	10,968

Repsol YPF SA (Spain)	28,240	727,850	14,419	371,631	6,007	154,823

Rosetta Resources, Inc. † SB SC	15,382	361,323	10,018	235,323	4,803	112,822

Rosneft Oil Co. OJSC
GDR (Russia)	143,055	954,177	—	—	—	—

Royal Dutch Shell PLC Class B
(United Kingdom)	92,007	2,685,103	52,579	1,534,449	32,914	960,552

Saipem SpA (Italy)	50,659	2,030,199	25,274	1,012,875	11,761	471,331

Sasol, Ltd. ADR (South Africa)	6,570	294,270	5,195	232,684	3,396	152,107

Schlumberger, Ltd.	16,100	991,921	12,100	745,481	6,700	412,787

Solarfun Power Holdings Co.,
Ltd. ADR (China) †	4,643	61,055	3,586	47,156	2,387	31,389

Stallion Oilfield Holdings, Ltd.	4,954	89,172	4,403	79,254	3,440	61,920

Statoil ASA (Norway)	160,236	3,346,774	82,745	1,728,256	41,630	869,506

Stone Energy Corp. †	26,676	392,937	17,764	261,664	8,390	123,585

Suncor Energy, Inc. (Canada)	6,885	224,107	5,449	177,365	3,387	110,247

Sunoco, Inc.	86,600	3,160,900	65,100	2,376,150	36,300	1,324,950

Suzlon Energy, Ltd. (India) †	63,610	74,177	50,547	58,944	33,044	38,534

Swift Energy Co. †	9,571	268,754	6,395	179,572	3,057	85,841

T-3 Energy Services, Inc. †	11,965	312,885	8,235	215,345	3,713	97,095

Technip SA (France)	7,055	567,683	5,173	416,247	4,248	341,817

TETRA Technologies, Inc. †	16,177	165,005	10,915	111,333	5,043	51,439

Theolia SA (France) †	13,828	23,578	11,999	20,459	6,377	10,873

Tidewater, Inc.	8,032	359,914	5,333	238,972	2,492	111,667

Total SA (France)	9,047	466,535	6,435	331,840	5,420	279,498

Trina Solar, Ltd. ADR (China) †	2,840	85,711	2,176	65,672	1,423	42,946

Tullow Oil PLC (United Kingdom)	16,207	324,489	11,842	237,095	9,649	193,188

Unit Corp. †	5,782	215,611	3,884	144,834	1,830	68,241

Vaalco Energy, Inc. †	33,403	191,733	21,506	123,444	9,853	56,556

Valero Energy Corp.	204,900	3,587,799	153,900	2,694,789	85,800	1,502,358

W&T Offshore, Inc.	15,219	161,321	10,290	109,074	4,765	50,509

Walter Energy, Inc.	27,561	2,240,434	20,271	1,647,830	11,087	901,262

Yanzhou Coal Mining Co.,
Ltd. (China)	24,000	58,895	20,000	49,079	12,000	29,448

		90,920,961		57,394,639		32,466,608

Financials		9.6%		6.6%		4.7%
3i Group PLC (United Kingdom)	112,322	505,729	56,402	253,949	23,359	105,174

ACE, Ltd.	6,196	360,917	4,539	264,397	3,821	222,573

AerCap Holdings
NV (Netherlands) †	85,972	1,017,049	56,961	673,849	27,546	325,869

Affiliated Managers Group †	47,200	3,682,072	35,500	2,769,355	19,800	1,544,598

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
African Bank Investments, Ltd.
(South Africa)	217,451	$1,117,812	—	$—	—	$—

Ageas (Belgium)	169,751	486,253	86,422	247,556	35,792	102,526

Agree Realty Corp. R	10,207	257,727	7,048	177,962	3,032	76,558

Allianz SE (Germany)	1,724	194,949	1,343	151,866	1,131	127,893

Allied World Assurance
Company Holdings, Ltd.	50,514	2,858,587	37,568	2,125,973	20,365	1,152,455

American Capital
Agency Corp. R SG SB SC	7,871	209,132	5,058	134,391	2,439	64,804

American Equity Investment Life
Holding Co.	46,065	471,706	30,839	315,791	14,761	151,153

American Express Co.	113,600	4,774,608	85,300	3,585,159	47,600	2,000,628

American Financial Group, Inc.	6,732	205,865	5,060	154,735	2,823	86,327

American Safety Insurance
Holdings, Ltd. †	16,507	269,724	10,790	176,309	5,215	85,213

Annaly Capital
Management, Inc. R	180,100	3,169,760	135,200	2,379,520	75,400	1,327,040

Anworth Mortgage
Asset Corp. R	27,180	193,793	17,524	124,946	8,467	60,370

Arch Capital Group, Ltd. †	6,850	574,030	5,132	430,062	2,856	239,333

Ashford Hospitality Trust, Inc. † R	44,989	407,150	29,420	266,251	14,266	129,107

Aspen Insurance
Holdings, Ltd.	10,481	317,365	6,862	207,781	3,138	95,019

Assicurazioni Generali
SpA (Italy)	111,598	2,248,367	55,677	1,121,726	25,724	518,262

Assurant, Inc.	62,300	2,535,610	46,800	1,904,760	26,100	1,062,270

Assured Guaranty,
Ltd. (Bermuda)	60,400	1,033,444	43,446	743,361	23,078	394,865

Australia & New Zealand
Banking Group, Ltd. (Australia)	170,522	3,904,708	85,074	1,948,072	39,307	900,074

AXA SA (France)	56,916	995,685	41,315	722,762	34,162	597,628

Banca Monte dei Paschi di Siena
SpA (Italy) †	563,068	780,342	276,191	382,766	120,029	166,345

Banco Bradesco SA ADR (Brazil)	168,970	3,443,609	28,815	587,250	23,799	485,024

Banco Latinoamericano de
Exportaciones SA
Class E (Panama)	32,684	472,284	22,171	320,371	10,571	152,751

Banco Popolare SC (Italy)	204,144	1,222,451	101,407	607,243	45,814	274,342

Banco Santander Brasil SA
ADS (Brazil)	108,953	1,500,283	—	—	—	—

Banco Santander Central
Hispano SA (Spain)	52,616	668,689	38,966	495,213	32,823	417,143

Bank of America Corp.	232,605	3,049,452	174,634	2,289,452	97,361	1,276,403

Bank of Baroda (India)	40,032	777,299	8,861	172,053	7,220	140,190

Bank of Communications
Co., Ltd. (China)	1,319,000	1,426,295	—	—	—	—

Bank of the Ozarks, Inc.	11,521	427,314	7,831	290,452	3,699	137,196

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value
Financials cont.

Bank Pembangunan Daerah
Jawa Barat Dan Banten Tbk
PT (Indonesia) †	3,664,500	$640,518	—	$—	—	$—

Bank Rakyat
Indonesia (Indonesia)	509,000	570,308	—	—	—	—

Bankinter SA (Spain) SG SB SC	18,357	127,628	9,220	64,103	3,986	27,713

Bar Harbor Bankshares	3,227	89,388	2,106	58,336	1,007	27,894

Barclays PLC (United Kingdom)	858,763	4,043,369	483,815	2,277,977	292,436	1,376,895

Barclays PLC ADR
(United Kingdom)	41,934	790,456	20,944	394,794	9,143	172,346

Berkshire Hathaway, Inc.
Class B †	40,600	3,356,808	30,500	2,521,740	17,000	1,405,560

BM&F Bovespa SA (Brazil)	179,261	1,499,715	—	—	—	—

BNP Paribas SA (France)	59,654	4,245,127	34,404	2,448,274	21,340	1,518,608

Broadridge Financial
Solutions, Inc.	119,400	2,730,678	89,700	2,051,439	50,000	1,143,500

Brookfield Properties Corp.
(Canada) R	19,976	312,362	14,385	224,936	12,149	189,972

Calamos Asset Management,
Inc. Class A	18,728	215,372	12,247	140,841	5,938	68,287

Cardtronics, Inc. †	11,803	182,120	7,969	122,962	3,690	56,937

CBL & Associates
Properties, Inc. R	26,255	342,890	16,874	220,374	8,226	107,432

Cheung Kong Holdings, Ltd.
(Hong Kong)	37,000	560,805	18,000	272,824	8,000	121,255

China Construction Bank
Corp. (China)	3,942,000	3,454,842	739,000	647,673	603,000	528,480

China Resources Land,
Ltd. (China)	186,000	378,288	—	—	—	—

Chuo Mitsui Trust Holdings,
Inc. (Japan)	348,000	1,155,966	175,000	581,305	75,000	249,131

Citigroup, Inc. †	322,130	1,256,307	241,932	943,535	134,849	525,911

CNA Surety Corp. †	12,377	221,796	8,308	148,879	3,901	69,906

CNO Financial Group, Inc. †	33,949	188,077	22,091	122,384	10,803	59,849

Commercial International
Bank (Egypt)	106,291	800,963	—	—	—	—

CommonWealth REIT R	40,722	1,042,483	29,241	748,570	16,151	413,466

Corporacion GEO SAB de
CV Ser. B (Mexico) †	282,000	808,069	—	—	—	—

Credit Suisse
Group (Switzerland)	46,299	1,981,109	24,077	1,030,242	12,071	516,512

Danske Bank A/S (Denmark) †	106,191	2,563,643	61,076	1,474,485	37,664	909,277

DBS Group Holdings,
Ltd. (Singapore)	277,000	2,965,563	138,500	1,482,781	63,500	679,831

Dexus Property
Group (Australia)	155,594	128,643	115,959	95,873	94,149	77,841

Dollar Financial Corp. †	8,184	170,800	5,457	113,888	2,559	53,406

E-House China Holdings, Ltd.
ADS (China) SG	30,300	571,761	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Endurance Specialty Holdings,
Ltd. (Bermuda)	48,800	$1,942,240	36,600	$1,456,680	20,400	$811,920

Evercore Partners, Inc. Class A	5,364	153,464	3,439	98,390	1,694	48,465

Fifth Third Bancorp	119,800	1,441,194	90,000	1,082,700	50,200	603,906

Financial Institutions, Inc.	13,252	234,030	8,648	152,724	4,167	73,589

First Bancorp	10,823	147,409	7,112	96,865	3,213	43,761

First Financial Bancorp	14,838	247,498	9,675	161,379	4,702	78,429

First Industrial Realty
Trust † R SG SB	18,003	91,275	11,753	59,588	5,618	28,483

First Mercury Financial Corp.	9,433	95,085	6,095	61,438	3,320	33,466

FirstRand, Ltd. (South Africa)	247,055	760,224	—	—	—	—

Flagstone Reinsurance Holdings
SA (Luxembourg)	24,083	255,521	15,599	165,505	7,649	81,156

Flushing Financial Corp.	23,269	268,990	15,104	174,602	7,193	83,151

Glimcher Realty Trust R	37,856	232,814	24,739	152,145	11,948	73,480

Goldman Sachs Group,
Inc. (The)	7,604	1,099,386	5,749	831,190	3,200	462,656

Governor & Co. of The Bank of
Ireland (The) (Ireland) †	304,907	257,863	222,659	188,305	187,503	158,573

Governor & Co. of The Bank of
Ireland (The) ADR (Ireland) †	5,062	17,211	3,691	12,549	3,163	10,754

Grupo Financiero Banorte SA
de CV (Mexico)	149,751	568,500	—	—	—	—

Hang Lung Group, Ltd.
(Hong Kong)	60,000	391,682	29,000	189,313	14,000	91,392

Hartford Financial Services
Group, Inc. (The)	68,700	1,576,665	51,600	1,184,220	28,800	660,960

Host Marriott Corp. R	92,500	1,339,400	69,500	1,006,360	38,800	561,824

HSBC Holdings PLC
(United Kingdom)	151,340	1,534,058	110,741	1,122,526	92,358	936,187

Huaku Development Co.,
Ltd. (Taiwan)	318,000	880,463	—	—	—	—

Hudson City Bancorp, Inc.	250,000	3,065,000	187,800	2,302,428	104,700	1,283,622

Huntington Bancshares,
Inc. SG SB SC	194,100	1,100,547	145,900	827,253	81,400	461,538

ICICI Bank, Ltd. (India)	48,881	1,210,685	—	—	—	—

Industrial & Commercial
Bank of China (China)	3,322,000	2,474,743	—	—	—	—

ING Groep NV (Netherlands) †	89,388	927,885	65,247	677,291	54,185	562,463

International Bancshares Corp.	16,688	281,860	11,366	191,972	4,930	83,268

Irish Life & Permanent
PLC (Ireland) †	73,332	139,040	52,358	99,272	42,054	79,736

Japan Retail Fund Investment
Corp. (Japan) R	212	298,717	151	212,765	127	178,948

JPMorgan Chase & Co.	96,974	3,691,800	72,798	2,771,420	40,582	1,544,957

Kinnevik Investment AB
Class B (Sweden)	66,400	1,405,015	33,400	706,739	14,500	306,818

Lexington Realty Trust R	38,421	275,094	25,974	185,974	11,441	81,918

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Liberty Property Trust R	34,432	$1,098,381	25,879	$825,540	14,425	$460,158

Lloyds Banking Group PLC
(United Kingdom) †	2,227,742	2,594,947	1,111,420	1,294,619	505,315	588,608

LSR Group OJSC GDR (Russia) †	108,560	922,760	—	—	—	—

LTC Properties, Inc. R	14,441	368,534	9,336	238,255	4,481	114,355

Maiden Holdings, Ltd. (Bermuda)	21,967	167,169	14,363	109,302	6,954	52,920

Merchants Bancshares, Inc.	6,033	150,463	3,935	98,139	1,911	47,660

Mitsubishi UFJ Financial
Group, Inc. (Japan)	33,600	156,738	25,900	120,819	21,800	101,693

Mizuho Financial Group,
Inc. (Japan)	373,000	545,701	272,800	399,108	221,900	324,641

Nasdaq OMX Group, Inc. (The) †	157,600	3,062,168	118,300	2,298,569	66,000	1,282,380

National Australia Bank, Ltd.
(Australia)	7,295	178,755	5,749	140,872	4,842	118,647

National Bank of
Canada (Canada)	7,329	463,046	5,256	332,074	4,422	279,382

National Bank of Greece
SA (Greece) †	7,653	74,848	5,899	57,694	4,969	48,598

National Bank of Greece SA
(Rights) (Greece) †	7,653	3,758	5,899	2,897	4,969	2,440

National Bank of Greece SA
(Rights) (Greece) †	7,653	7,203	5,899	5,552	4,969	4,677

National Health Investors, Inc. R	15,314	674,735	9,797	431,656	4,818	212,281

Nelnet, Inc. Class A	27,088	619,773	17,653	403,901	8,495	194,366

Ocwen Financial Corp. †	35,833	363,347	23,519	238,483	11,309	114,673

Old Mutual PLC
(United Kingdom)	272,757	594,968	139,483	304,256	57,768	126,010

Omega Healthcare
Investors, Inc. R	10,856	243,717	7,050	158,273	3,356	75,342

Oppenheimer Holdings, Inc.
Class A	7,580	211,861	4,943	138,157	2,391	66,828

ORIX Corp. (Japan)	6,840	523,315	4,950	378,714	4,100	313,683

Oversea-Chinese Banking
Corp., Ltd. (Singapore)	119,000	800,783	60,000	403,756	27,000	181,690

Park National Corp.	1,934	123,853	1,261	80,754	612	39,192

PDG Realty SA
Empreendimentos e
Participacoes (Brazil)	115,593	1,377,124	—	—	—	—

Pico Holdings, Inc. †	8,622	257,453	7,223	215,679	4,127	123,232

Ping An Insurance (Group)
Co. of China, Ltd. (China)	215,000	2,194,655	44,000	449,139	36,000	367,477

Platinum Underwriters
Holdings, Ltd. (Bermuda)	5,942	258,596	3,832	166,769	1,843	80,207

PNC Financial Services
Group, Inc.	72,100	3,742,711	54,200	2,813,522	30,200	1,567,682

Protective Life Corp.	10,250	223,040	6,691	145,596	3,231	70,307

Prudential PLC
(United Kingdom)	232,526	2,325,938	130,146	1,301,839	14,123	756,521

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
PS Business Parks, Inc. R	6,965	$394,010	4,472	$252,981	2,189	$123,832

QBE Insurance Group,
Ltd. (Australia)	7,984	133,256	4,364	72,837	1,494	24,935

RenaissanceRe Holdings, Ltd.	14,795	887,108	11,125	667,055	6,206	372,112

Renhe Commercial Holdings
Co., Ltd. (China)	600,000	112,130	440,000	82,229	360,000	67,278

Republic Bancorp, Inc. Class A	4,789	101,192	3,114	65,799	1,527	32,266

Resolution, Ltd. (Guernsey)	14,136	54,428	7,030	27,068	3,047	11,732

Rossi Residencial SA (Brazil)	91,958	880,787	—	—	—	—

Royal Bank of Canada (Canada)	4,641	242,008	3,563	185,795	2,971	154,924

Saul Centers, Inc. R	5,198	218,056	3,376	141,623	1,607	67,414

Sberbank OJSC (Russia) †	621,103	1,742,194	89,968	252,360	71,936	201,780

Shinhan Financial Group Co., Ltd.
(South Korea)	16,200	620,153	—	—	—	—

SLM Corp. †	291,900	3,371,445	219,300	2,532,915	122,200	1,411,410

Societe Generale (France)	10,451	602,303	7,682	442,722	6,281	361,981

Soho China, Ltd. (China)	241,500	171,503	180,000	127,828	151,500	107,589

Southside Bancshares, Inc.	11,403	215,403	7,386	139,522	3,617	68,325

Sumitomo Mitsui Financial
Group, Inc. (Japan)	19,500	568,701	14,300	417,048	12,000	349,970

Swiss Life Holding
AG (Switzerland) †	12,201	1,390,955	6,047	689,378	2,738	312,141

TCF Financial Corp. SG SB SC	102,359	1,657,192	76,825	1,243,797	42,828	693,385

Tokio Marine Holdings,
Inc. (Japan)	85,900	2,319,784	42,900	1,158,542	19,500	526,610

Turkiye Garanti Bankasi
AS (Turkey)	50,231	291,506	—	—	—	—

UniCredito Italiano SpA (Italy)	903,105	2,307,312	476,220	1,216,678	248,171	634,044

Universal Health Realty
Income Trust R	3,380	116,306	2,180	75,014	1,053	36,234

Universal Insurance Holdings, Inc.	30,236	135,760	19,425	87,218	9,511	42,704

Uranium Participation
Corp. (Canada) †	7,224	45,761	5,822	36,880	3,327	21,075

Urstadt Biddle Properties, Inc.
Class A R	10,765	194,631	6,958	125,801	3,341	60,405

Wells Fargo & Co.	106,085	2,665,916	79,679	2,002,333	44,383	1,115,345

Westpac Banking
Corp. (Australia)	143,692	3,229,202	71,688	1,611,050	33,122	744,353

Wilshire Bancorp, Inc.	19,230	125,764	12,456	81,462	5,572	36,441

World Acceptance Corp. †	9,785	432,106	6,398	282,536	3,098	136,808

Zurich Financial Services AG
(Switzerland)	3,419	802,196	2,477	581,176	2,063	484,039

		161,720,680		88,538,722		50,059,344

Health care		5.6%		4.9%		3.4%
Abbott Laboratories	26,400	1,379,136	19,900	1,039,576	11,100	579,864

Aetna, Inc.	87,627	2,769,889	65,873	2,082,246	36,679	1,159,423

Affymetrix, Inc. †	3,851	17,561	3,075	14,022	1,920	8,755

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
AGA Medical Holdings,
Inc. † SG SB SC	6,108	$85,268	4,211	$58,786	1,909	$26,650

Akorn, Inc. † SB	28,822	116,441	19,451	78,582	9,312	37,620

Alapis Hldg. Industrial and
Commercial SA of Pharmaceutical
Chemical Products (Greece)	136,514	294,215	101,646	219,067	77,797	167,668

Alfresa Holdings Corp. (Japan)	15,900	678,786	8,000	341,528	3,400	145,149

Allergan, Inc.	56,100	3,732,333	42,200	2,807,566	23,500	1,563,455

Alliance Imaging, Inc. †	24,863	113,873	16,106	73,765	7,902	36,191

Allscripts-Misys Healthcare
Solutions, Inc. †	30,407	561,617	25,447	470,006	15,032	277,641

AMAG Pharmaceuticals, Inc. †	6,692	115,169	5,344	91,970	3,337	57,430

AmerisourceBergen Corp.	69,200	2,121,672	52,000	1,594,320	29,000	889,140

AmSurg Corp. †	7,197	125,804	4,835	84,516	2,196	38,386

Amylin Pharmaceuticals, Inc. †	6,975	145,429	4,710	98,204	2,163	45,099

Assisted Living Concepts,
Inc. Class A †	10,185	310,031	8,533	259,745	4,894	148,973

Astellas Pharma, Inc. (Japan)	23,800	860,499	17,400	629,104	14,400	520,638

AstraZeneca PLC
(United Kingdom)	74,306	3,775,939	37,072	1,883,853	16,835	855,489

athenahealth, Inc. † SG	6,970	230,149	5,802	191,582	3,427	113,160

Auxilium Pharmaceuticals, Inc. †	4,390	108,784	3,007	74,513	1,359	33,676

Beckman Coulter, Inc.	451	22,004	360	17,564	225	10,978

Bio-Rad Laboratories, Inc. Class A †	488	44,169	390	35,299	243	21,994

BioInvent International
AB (Sweden) †	6,230	26,513	4,975	21,172	3,107	13,222

BioMarin Pharmaceuticals, Inc. †	6,516	145,633	4,345	97,111	2,041	45,616

Biotest AG
(Preference) (Germany)	5,982	276,615	4,463	206,375	4,257	196,849

Brookdale Senior Living, Inc. †	31,935	520,860	26,753	436,341	15,345	250,277

Bruker BioSciences Corp. †	32,353	453,913	22,201	311,480	10,745	150,752

Caliper Life Sciences, Inc. †	3,754	14,978	2,989	11,926	1,944	7,757

Cardinal Health, Inc.	74,900	2,474,696	56,200	1,856,848	31,300	1,034,152

Celera Corp.	4,519	30,458	3,609	24,325	2,254	15,192

Cephalon, Inc. †	47,036	2,936,928	35,094	2,191,269	19,502	1,217,705

Cepheid, Inc. †	1,924	35,998	1,537	28,757	960	17,962

Cerner Corp. †	4,186	351,582	3,485	292,705	2,059	172,935

Charles River Laboratories
International, Inc. †	1,091	36,167	869	28,807	565	18,730

Coloplast A/S Class B (Denmark)	6,309	754,625	3,227	385,984	1,337	159,920

Compugen, Ltd. (Israel) † SC	6,146	28,886	4,908	23,068	3,065	14,406

Computer Programs &
Systems, Inc.	4,150	176,666	3,422	145,675	2,022	86,077

Continucare Corp. †	32,053	134,623	21,671	91,018	10,310	43,302

Cooper Companies, Inc. (The)	6,829	315,636	4,610	213,074	2,146	99,188

Covidien PLC (Ireland)	11,888	477,779	8,666	348,287	6,899	277,271

Cubist Pharmaceuticals, Inc. †	7,129	166,747	4,999	116,927	2,088	48,838

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Emeritus Corp. † SG SB SC	20,068	$342,360	16,811	$286,796	9,643	$164,510

Endo Pharmaceuticals
Holdings, Inc. †	19,282	640,934	12,713	422,580	5,919	196,748

Ensign Group, Inc. (The)	2,780	49,901	2,328	41,788	1,335	23,963

Enzo Biochem, Inc. †	4,997	18,989	3,990	15,162	2,492	9,470

Enzon
Pharmaceuticals, Inc. † SG SB SC	20,070	225,788	13,804	155,295	6,230	70,088

Exelixis, Inc. †	8,724	34,198	5,842	22,901	2,698	10,576

Forest Laboratories, Inc. †	112,389	3,476,192	84,432	2,611,482	47,024	1,454,452

Gen-Probe, Inc. †	1,057	51,222	844	40,900	527	25,538

Genomic Health, Inc. †	1,577	21,069	1,259	16,820	786	10,501

Gentiva Health Services, Inc. †	13,095	286,126	8,675	189,549	4,130	90,241

Gilead Sciences, Inc. †	120,400	4,287,444	90,400	3,219,144	50,400	1,794,744

GlaxoSmithKline PLC
(United Kingdom)	174,471	3,439,712	87,044	1,716,081	40,435	797,180

Harvard Bioscience, Inc. †	7,741	29,416	6,182	23,492	3,861	14,672

Health Management
Associates, Inc. Class A †	51,234	392,452	33,741	258,456	16,244	124,429

Health Net, Inc. †	42,700	1,161,013	32,100	872,799	17,900	486,701

HealthSouth Corp. †	14,778	283,738	9,988	191,770	4,756	91,315

HealthSpring, Inc. †	14,258	368,427	9,300	240,312	4,480	115,763

Helicos BioSciences
Corp. † SG SB SC	34,968	16,820	27,925	13,432	17,441	8,389

Hi-Tech Pharmacal Co., Inc. †	13,493	273,098	9,110	184,386	4,352	88,084

Humana, Inc. †	40,600	2,039,744	30,500	1,532,320	17,000	854,080

Illumina, Inc. †	1,525	75,030	1,218	59,926	760	37,392

Impax Laboratories, Inc. †	7,338	145,292	4,954	98,089	2,367	46,867

Ironwood Pharmaceuticals, Inc. †	8,836	89,950	5,927	60,337	2,752	28,015

Johnson & Johnson	80,233	4,971,237	60,280	3,734,949	33,609	2,082,414

Kensey Nash Corp. †	8,799	254,203	5,902	170,509	2,727	78,783

Kindred Healthcare, Inc. †	21,679	282,261	18,161	236,456	10,417	135,629

Kinetic Concepts, Inc. †	12,589	460,506	8,508	311,223	3,961	144,893

Laboratory Corp. of
America Holdings †	25,400	1,992,122	19,100	1,498,013	10,600	831,358

LHC Group, Inc. †	4,470	103,659	3,018	69,987	1,384	32,095

Life Technologies Corp. †	1,515	70,735	1,209	56,448	755	35,251

Lincare Holdings, Inc.	15,718	394,365	10,449	262,165	4,890	122,690

Luminex Corp. †	1,693	27,088	1,348	21,568	877	14,032

Magellan Health Services, Inc. †	8,243	389,399	5,484	259,064	2,598	122,730

Martek Biosciences Corp. †	17,387	393,468	12,916	292,289	7,051	159,564

McKesson Corp.	5,415	334,539	4,478	276,651	2,645	163,408

Medco Health Solutions, Inc. †	67,600	3,519,256	50,700	2,639,442	28,300	1,473,298

Medical Action Industries, Inc. †	9,958	90,120	6,714	60,762	3,168	28,670

Mediceo Paltac Holdings
Co., Ltd. (Japan)	30,400	386,790	22,200	282,458	18,300	232,837

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Medicis Pharmaceutical Corp.
Class A	18,016	$534,174	11,918	$353,369	5,689	$168,679

MELA Sciences, Inc. † SG SB SC	17,379	113,311	11,751	76,617	5,506	35,899

Merck & Co., Inc.	73,718	2,713,560	55,399	2,039,237	30,888	1,136,987

Mettler-Toledo International, Inc. †	525	65,331	419	52,140	262	32,603

Miraca Holdings, Inc. (Japan)	11,100	393,339	8,000	283,487	6,900	244,508

Mitsubishi Tanabe Pharma (Japan)	43,000	701,283	31,000	505,576	26,000	424,032

Momenta Pharmaceuticals, Inc. †	5,629	84,716	3,805	57,265	1,810	27,241

Nanosphere, Inc. †	6,844	34,425	5,466	27,494	3,414	17,172

Nippon Shinyaku Co., Ltd. (Japan)	30,000	417,316	22,000	306,032	18,000	250,390

Novartis AG (Switzerland)	53,824	3,089,993	30,318	1,740,532	18,108	1,039,566

Obagi Medical Products, Inc. †	17,515	183,908	11,428	119,994	5,483	57,572

OraSure Technologies, Inc. †	43,220	175,041	28,844	116,818	13,426	54,375

Pall Corp.	5,532	230,352	4,634	192,960	2,648	110,263

Par Pharmaceutical Cos., Inc. †	26,428	768,526	17,680	514,134	8,277	240,695

PerkinElmer, Inc.	2,096	48,501	1,673	38,713	1,045	24,181

Perrigo Co.	45,800	2,941,276	34,400	2,209,168	19,200	1,233,024

Pfizer, Inc.	214,219	3,678,140	160,823	2,761,331	89,669	1,539,617

Providence Service Corp. (The) †	9,043	148,215	6,032	98,864	2,847	46,662

QIAGEN NV (Netherlands) †	2,693	47,774	2,151	38,159	1,343	23,825

Quality Systems, Inc.	4,186	277,574	3,522	233,544	2,081	137,991

Questcor Pharmaceuticals, Inc. †	20,792	206,257	14,154	140,408	6,405	63,538

Roche Holding AG (Switzerland)	6,110	835,375	3,450	471,693	1,811	247,605

Salix Pharmaceuticals, Ltd. †	5,063	201,102	3,457	137,312	1,554	61,725

Sanofi-Aventis (France)	68,856	4,590,488	37,500	2,500,048	20,692	1,379,493

Sciclone Pharmaceuticals, Inc. †	26,829	70,829	18,149	47,913	8,416	22,218

Sequenom, Inc. † SG SB SC	4,762	33,382	3,792	26,582	2,466	17,287

Sinovac Biotech, Ltd. (China) †	20,811	80,747	15,729	61,029	13,110	50,867

Sirona Dental Systems, Inc. †	3,897	140,448	2,599	93,668	1,220	43,969

Somaxon
Pharmaceuticals, Inc. † SG SB SC	18,402	71,584	12,446	48,415	5,776	22,469

Steris Corp.	8,685	288,516	5,733	190,450	2,720	90,358

Sun Healthcare Group, Inc. †	29,379	248,840	24,612	208,464	14,117	119,571

Suzuken Co., Ltd. (Japan)	22,100	732,250	11,900	394,288	5,900	195,487

Techne Corp.	749	46,236	598	36,915	373	23,025

Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	21,839	1,152,007	12,823	676,413	7,844	413,771

Thermo Fisher Scientific, Inc. †	967	46,300	772	36,963	482	23,078

UCB SA (Belgium)	12,554	435,214	9,738	337,590	7,620	264,165

United Therapeutics Corp. †	4,465	250,085	3,082	172,623	1,394	78,078

UnitedHealth Group, Inc.	118,151	4,148,282	88,776	3,116,925	49,458	1,736,470

Valeant Pharmaceuticals
International, Inc. (Canada) SG SB	26,502	663,875	17,520	438,876	8,186	205,059

Vanda Pharmaceuticals, Inc. †	14,757	98,577	9,839	65,725	4,622	30,875

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Viropharma, Inc. †	28,732	$428,394	19,067	$284,289	8,945	$133,370

Waters Corp. †	47,558	3,366,155	35,725	2,528,616	19,928	1,410,504

West Pharmaceutical Services, Inc.	3,539	121,423	2,360	80,972	1,108	38,015

Young Innovations, Inc.	7,506	214,747	5,080	145,339	2,367	67,720

		93,504,602		65,429,714		36,392,899

Technology		9.0%		7.7%		5.5%
A123 Systems, Inc. † SG SB SC	11,446	102,671	9,228	82,775	5,991	53,739

Accenture PLC Class A	110,700	4,703,643	83,200	3,535,168	46,300	1,967,287

Acxiom Corp. †	22,360	354,630	14,756	234,030	7,161	113,573

Adobe Systems, Inc. †	15,974	417,720	13,382	349,939	7,646	199,943

Advanced Battery
Technologies, Inc. † SG SB SC	24,545	88,117	20,135	72,285	11,505	41,303

Advanced Micro Devices, Inc. †	171,300	1,217,943	128,700	915,057	71,800	510,498

Agilent Technologies, Inc. †	1,647	54,960	1,315	43,882	821	27,397

Akamai Technologies, Inc. †	15,807	793,195	12,534	628,956	8,245	413,734

Altek Corp. (Taiwan)	99,979	148,489	74,474	110,609	62,231	92,426

Amdocs, Ltd. (United Kingdom) †	50,888	1,458,450	38,236	1,095,844	21,313	610,831

Amkor Technologies, Inc. †	19,525	128,279	12,744	83,728	6,096	40,051

Analog Devices, Inc.	124,100	3,894,258	93,200	2,924,616	51,900	1,628,622

Anixter International, Inc. †	10,254	553,613	6,747	364,271	3,236	174,712

Apple, Inc. †	32,353	9,180,164	24,283	6,890,301	13,517	3,835,449

Applied Materials, Inc.	360,800	4,214,144	271,000	3,165,280	151,000	1,763,680

ArcSight, Inc. †	12,293	535,483	9,842	428,718	6,147	267,763

ARRIS Group, Inc. †	22,484	219,669	14,931	145,876	6,097	59,568

AsiaInfo-Linkage, Inc. (China) †	34,506	680,803	—	—	—	—

Autonomy Corp. PLC
(United Kingdom) †	22,974	654,580	16,764	477,643	13,595	387,351

Badger Meter, Inc.	5,019	203,169	4,205	170,218	2,403	97,273

Black Box Corp.	9,283	297,613	6,152	197,233	3,014	96,629

Blue Coat Systems, Inc. †	7,567	182,062	6,043	145,395	3,774	90,802

Brocade Communications
Systems, Inc. †	79,635	465,068	53,313	311,348	25,634	149,703

BYD Co., Ltd. (China)	38,500	309,385	31,000	249,116	19,500	156,702

CA, Inc.	188,700	3,985,344	141,700	2,992,704	79,000	1,668,480

CACI International, Inc. Class A †	3,411	154,382	2,681	121,342	1,674	75,765

Cavium Networks, Inc. † SG	19,414	558,347	13,021	374,484	6,048	173,940

Check Point Software
Technologies, Ltd. (Israel) †	10,223	377,535	8,204	302,974	5,124	189,229

Checkpoint Systems, Inc. †	22,395	455,738	15,172	308,750	7,027	142,999

China BAK Battery, Inc.
(China) † SG SB SC	33,200	60,424	29,000	52,780	15,400	28,028

Cisco Systems, Inc. †	203,789	4,462,979	155,418	3,403,654	89,163	1,952,670

Citrix Systems, Inc. †	14,979	1,022,167	11,871	810,077	7,809	532,886

Compal Electronics, Inc. (Taiwan)	199,867	238,946	143,781	171,894	121,347	145,073

Computershare Ltd. (Australia)	124,119	1,170,225	62,936	593,376	27,855	262,624

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Concur Technologies, Inc. †	15,341	$758,459	12,852	$635,403	7,343	$363,038

Convergys Corp. †	21,173	221,258	14,396	150,438	6,528	68,218

CSG Systems International, Inc. †	28,122	512,664	18,404	335,505	8,738	159,294

Cypress Semiconductor Corp. †	182,983	2,301,926	137,414	1,728,668	76,601	963,641

DDi Corp.	11,530	106,537	7,779	71,878	3,626	33,504

Dell, Inc. †	346,663	4,492,752	260,333	3,373,916	145,102	1,880,522

Elster Group SE ADR (Germany) †	5,080	70,104	3,424	47,251	1,647	22,729

EMC Corp. †	47,144	957,495	39,494	802,123	22,566	458,315

Emdeon, Inc. Class A †	15,391	187,462	12,812	156,050	7,568	92,178

Ener1, Inc. †	20,202	74,343	16,216	59,675	10,080	37,094

EnerSys †	19,514	487,265	13,822	345,135	7,165	178,910

Entegris, Inc. †	42,099	196,602	28,400	132,628	13,059	60,986

F-Secure OYJ (Finland)	17,911	55,460	14,304	44,291	8,933	27,660

F5 Networks, Inc. †	13,889	1,441,817	10,708	1,111,597	6,795	705,389

Fair Isaac Corp.	8,987	221,619	5,865	144,631	2,851	70,306

Fairchild Semiconductor Intl., Inc. †	45,151	424,419	29,999	281,991	14,034	131,920

FEI Co. †	68,000	1,330,760	54,200	1,060,694	32,300	632,111

Fortinet, Inc. †	15,019	375,475	11,994	299,850	7,491	187,275

Fujitsu, Ltd. (Japan)	486,000	3,415,230	262,000	1,841,132	146,000	1,025,974

Garmin, Ltd. SG SB SC	4,700	142,645	3,900	118,365	3,300	100,155

Global Payments, Inc.	11,255	482,727	8,445	362,206	4,705	201,797

Google, Inc. Class A †	8,778	4,615,385	6,686	3,515,432	3,902	2,051,633

Greatbatch, Inc. †	3,906	90,580	3,158	73,234	2,051	47,563

GS Yuasa Corp. (Japan) SG SB SC	29,000	204,137	24,000	168,941	14,000	98,549

Harris Corp.	84,285	3,732,983	63,390	2,807,543	35,481	1,571,453

HealthStream, Inc. †	27,078	144,055	22,540	119,913	13,315	70,836

Hewlett-Packard Co.	61,644	2,593,363	46,128	1,940,605	27,231	1,145,608

Hitachi, Ltd. (Japan) †	579,000	2,534,297	289,000	1,264,960	131,000	573,390

Hon Hai Precision Industry
Co., Ltd. (Taiwan) †	350,200	1,317,110	—	—	—	—

IBM Corp.	41,320	5,542,665	31,015	4,160,352	17,295	2,319,951

Informatica Corp. †	9,940	381,795	6,717	258,000	3,221	123,719

Infospace, Inc. †	32,524	281,658	21,637	187,376	10,229	88,583

Integrated Silicon Solutions, Inc. †	24,870	214,131	16,618	143,081	7,909	68,096

Intel Corp.	142,553	2,741,294	107,041	2,058,398	59,639	1,146,858

Intuit, Inc. †	16,949	742,536	13,444	588,982	8,843	387,412

Ixia †	18,114	224,614	12,237	151,739	5,810	72,044

Johnson Matthey PLC
(United Kingdom)	51,922	1,437,757	26,324	728,930	11,652	322,652

Juniper Networks, Inc. †	26,790	813,077	22,442	681,115	12,823	389,178

Jusung Engineering Co., Ltd.
(South Korea) †	37,953	715,623	4,893	92,260	4,035	76,082

Lawson Software, Inc. †	22,807	193,175	15,405	130,480	7,386	62,559

LDK Solar Co., Ltd. ADR
(China) † SG SB SC	12,078	124,162	9,953	102,317	6,187	63,602

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Lexmark International, Inc.
Class A †	10,360	$462,263	6,748	$301,096	3,242	$144,658

LivePerson, Inc. †	29,366	246,674	19,830	166,572	9,089	76,348

Longtop Financial Technologies
Ltd. ADR (Hong Kong) †	19,810	779,524	14,543	572,267	12,114	476,686

Macronix International Co.,
Ltd. (Taiwan)	966,000	601,402	—	—	—	—

Magma Design
Automation, Inc. †	50,859	188,178	34,353	127,106	15,743	58,249

Mantech International Corp.
Class A †	6,597	261,241	5,250	207,900	3,279	129,848

MedAssets, Inc. †	8,837	185,930	5,968	125,567	2,831	59,564

MEMC Electronic Materials, Inc. †	8,698	103,680	7,259	86,527	4,286	51,089

Microsoft Corp.	315,957	7,737,787	239,570	5,867,069	137,988	3,379,326

MicroStrategy, Inc. †	4,881	422,743	3,242	280,790	1,537	133,120

Monotype Imaging Holdings, Inc. †	16,906	154,690	11,419	104,484	5,410	49,502

Motech Industries, Inc. (Taiwan)	20,199	75,322	16,159	60,257	10,099	37,659

NCI, Inc. †	4,039	76,418	3,172	60,014	1,981	37,481

Neowiz Games Corp.
(South Korea) †	21,190	855,777	—	—	—	—

NetApp, Inc. †	15,565	774,981	12,382	616,500	8,145	405,540

Netgear, Inc. †	5,919	159,872	4,000	108,040	1,904	51,427

NetSuite, Inc. † SG SB	15,022	354,069	12,585	296,628	7,190	169,468

NVE Corp. †	2,833	121,904	2,285	98,324	1,371	58,994

Omnicell, Inc. †	16,458	215,271	13,980	182,858	8,284	108,355

ON Semiconductor Corp. †	450,300	3,246,663	338,200	2,438,422	188,500	1,359,085

Oracle Corp.	82,238	2,208,090	61,749	1,657,961	34,386	923,264

Plantronics, Inc.	11,713	395,665	7,911	267,234	3,681	124,344

PMC — Sierra, Inc. †	18,736	137,897	12,646	93,075	6,061	44,609

Polycom, Inc. †	18,996	518,211	12,660	345,365	6,112	166,735

PV Crystalox Solar PLC
(United Kingdom)	27,618	21,810	22,185	17,520	12,676	10,010

QLogic Corp. †	176,274	3,109,473	131,216	2,314,650	72,204	1,273,679

Qualcomm, Inc.	22,794	1,028,465	17,122	772,545	9,605	433,378

Quantum Corp. †	128,825	273,109	85,246	180,722	40,380	85,606

Quest Software, Inc. †	49,343	1,213,344	32,478	798,634	15,566	382,768

Radiant Opto-Electronics
Corp. (Taiwan)	325,910	488,216	—	—	—	—

Renesola, Ltd. ADR (China) †	9,000	112,500	7,900	98,750	4,200	52,500

Roth & Rau AG (Germany) †	1,770	42,251	1,499	35,782	857	20,457

Rubicon
Technology, Inc. † SG SB SC	5,470	124,114	3,689	83,703	1,739	39,458

Saft Groupe SA (France)	3,214	125,384	2,637	102,874	1,639	63,940

SAIC, Inc. †	15,462	247,083	12,404	198,216	7,747	123,797

Salesforce.com, Inc. †	8,729	975,902	6,911	772,650	4,546	508,243

Samsung Electronics Co., Ltd.
(South Korea)	2,316	1,578,191	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
SanDisk Corp. †	95,400	$3,496,410	71,600	$2,624,140	39,900	$1,462,335

Sanmina-SCI Corp. †	13,698	165,472	9,244	111,668	4,429	53,502

SAP AG (Germany)	7,300	361,310	5,400	267,271	4,400	217,776

Seagate Technology †	216,600	2,551,548	162,700	1,916,606	90,700	1,068,446

Shanda Games, Ltd.
ADR (China) †	32,300	173,128	24,200	129,712	18,900	101,304

Silicon Graphics
International Corp. †	11,881	92,197	8,021	62,243	3,832	29,736

Silicon Laboratories,
Inc. † SG SB SC	26,295	963,712	19,102	700,088	10,125	371,081

Simplo Technology Co.,
Ltd. (Taiwan)	17,600	100,277	14,300	81,475	8,800	50,138

Skyworks Solutions, Inc. †	10,457	216,251	7,056	145,918	3,289	68,017

SMART Modular Technologies
(WWH), Inc. †	50,750	306,023	33,896	204,393	16,418	99,001

Sohu.com, Inc. (China) †	5,506	317,256	—	—	—	—

Solarworld AG (Germany) SG SB SC	4,570	57,350	3,878	48,666	2,290	28,738

Sourcefire, Inc. †	11,894	343,023	9,473	273,201	5,916	170,617

STMicroelectronics NV (France)	258,288	1,978,616	128,860	987,133	59,853	458,504

Symantec Corp. †	27,676	419,845	22,029	334,180	13,759	208,724

Synchronoss Technologies, Inc. †	13,146	234,130	8,872	158,010	4,251	75,710

Syniverse Holdings, Inc. †	9,316	211,194	6,280	142,368	2,963	67,171

Taiwan Semiconductor
Manufacturing Co., Ltd. (Taiwan)	428,350	850,078	—	—	—	—

Tech Data Corp. †	15,248	614,494	10,163	409,569	4,853	195,576

TeleCommunication Systems,
Inc. Class A †	34,285	134,054	22,421	87,666	10,871	42,506

Teradata Corp. †	112,500	4,338,000	84,500	3,258,320	47,100	1,816,176

Teradyne, Inc. † SG SB	106,100	1,181,954	79,800	888,972	44,500	495,730

TIBCO Software, Inc. †	61,235	1,086,309	40,832	724,360	18,363	325,760

Travelzoo, Inc. †	3,783	97,450	2,554	65,791	1,220	31,427

Trend Micro, Inc. (Japan)	7,000	209,102	5,600	167,281	3,500	104,551

TTM Technologies, Inc. †	44,696	437,574	29,482	288,629	13,900	136,081

Ultralife Batteries, Inc. †	10,671	46,739	9,133	40,003	5,219	22,859

Ultratech, Inc. †	9,106	155,713	7,272	124,351	4,541	77,651

Unisys Corp. †	27,240	759,996	18,042	503,372	8,565	238,964

Valence
Technology, Inc. † SG SB SC	41,700	47,955	36,400	41,860	20,900	24,035

Venture Corp., Ltd. (Singapore)	45,000	336,007	33,000	246,405	28,000	209,071

VeriFone Systems, Inc. †	9,122	283,421	6,169	191,671	2,860	88,860

VeriSign, Inc. †	11,001	349,172	8,814	279,756	5,505	174,729

VMware, Inc. Class A †	50,856	4,319,709	38,578	3,276,815	22,106	1,877,684

Watts Water Technologies,
Inc. Class A	9,039	307,778	7,573	257,861	4,327	147,334

Websense, Inc. †	5,204	92,319	4,156	73,727	2,595	46,035

Western Digital Corp. †	46,300	1,314,457	34,800	987,972	19,400	550,766

Wistron Corp. (Taiwan)	461,101	841,277	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Woongjin Energy Co., Ltd.
(South Korea) †	50,770	$814,813	7,710	$123,739	6,360	$102,072

Xyratex, Ltd. (United Kingdom) †	37,816	561,189	25,062	371,920	12,054	178,881

Zix Corp. †	13,782	39,141	11,005	31,254	6,873	19,519

		151,076,148		104,099,876		58,507,768

Transportation		0.7%		0.5%		0.4%
Alaska Air Group, Inc. †	7,723	394,105	5,127	261,631	2,462	125,636

CAI International, Inc. †	28,610	434,014	19,375	293,919	8,939	135,605

Central Japan Railway Co. (Japan)	250	1,840,748	125	920,374	56	412,328

ComfortDelgro Corp.,
Ltd. (Singapore)	188,000	217,283	138,000	159,495	115,000	132,913

Copa Holdings SA
Class A (Panama)	7,454	401,845	—	—	—	—

Deutsche Lufthansa
AG (Germany) †	10,721	197,204	7,830	144,027	6,457	118,771

Deutsche Post AG (Germany)	14,694	266,677	10,802	196,042	8,960	162,612

Ferrovial SA (Spain)	47,996	449,051	40,208	376,187	22,976	214,964

HUB Group, Inc. Class A †	11,891	347,931	8,042	235,309	3,729	109,111

Qantas Airways, Ltd. (Australia) †	122,306	329,973	89,235	240,750	74,917	202,121

Republic Airways Holdings, Inc. †	45,967	380,607	30,580	253,202	14,271	118,164

SembCorp Marine,
Ltd. (Singapore)	293,000	875,558	145,000	433,297	67,000	200,213

Singapore Airlines,
Ltd. (Singapore)	27,000	335,049	20,000	248,185	17,000	210,957

TAL International Group, Inc.	11,473	277,876	7,748	187,657	3,558	86,175

TAV Havalimanlari Holding
AS (Turkey) †	138,431	741,193	—	—	—	—

TNT NV (Netherlands)	25,222	678,104	14,041	377,498	7,281	195,753

UAL Corp. SG SB SC	137,274	3,243,785	101,336	2,394,570	55,514	1,311,796

US Airways Group, Inc. †	12,546	116,051	8,470	78,348	4,047	37,435

Wabtec Corp.	11,804	564,113	7,882	376,681	3,647	174,290

		12,091,167		7,177,172		3,948,844

Utilities and power		2.3%		1.9%		1.3%
Alliant Energy Corp.	26,408	959,931	19,823	720,566	11,043	401,413

Ameren Corp.	25,200	715,680	18,900	536,760	10,600	301,040

American States Water Co.	3,581	128,128	3,000	107,340	1,714	61,327

Aqua America, Inc.	10,054	205,102	8,422	171,809	4,812	98,165

Atco, Ltd. Class I (Canada)	5,300	278,486	4,000	210,178	3,368	176,970

BKW FMB Energie
AG (Switzerland)	1,877	123,820	1,551	102,315	887	58,513

California Water Service Group	3,247	119,977	2,720	100,504	1,554	57,420

Centrica PLC (United Kingdom)	137,977	701,470	101,579	516,424	81,412	413,896

CEZ AS (Czech Republic)	6,797	304,464	4,993	223,656	4,188	187,597

China Longyuan Power
Group Corp. (China) †	185,000	183,597	147,000	145,885	96,000	95,272

Chubu Electric Power, Inc. (Japan)	15,100	373,562	7,500	185,544	3,200	79,165

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Utilities and power cont.
Cia de Saneamento Basico do
Estado de Sao Paulo ADR
(Brazil) SB	7,088	$322,575	5,938	$270,238	3,393	$154,415

CMS Energy Corp. SG	50,000	901,000	37,600	677,552	21,000	378,420

Consolidated Water Co., Inc.
(Cayman Islands)	3,671	34,801	3,576	33,900	1,758	16,666

DPL, Inc.	55,600	1,452,828	41,756	1,091,084	23,300	608,829

EDF (France)	4,988	215,275	4,011	173,109	2,622	113,162

EDF Energies Nouvelles
SA (France)	2,312	88,650	1,827	70,053	1,136	43,558

Enel SpA (Italy)	622,678	3,321,013	310,654	1,656,853	141,196	753,060

Energias de Portugal (EDP)
SA (Portugal)	759,230	2,603,568	378,780	1,298,921	171,824	589,223

Entergy Corp.	25,019	1,914,704	18,944	1,449,784	10,771	824,305

Exelon Corp.	102,937	4,383,057	77,873	3,315,832	43,470	1,850,953

FirstEnergy Corp. SG SB SC	90,550	3,489,797	68,007	2,620,990	37,843	1,458,469

Fortum OYJ (Finland)	13,321	348,692	9,842	257,625	7,996	209,304

GDF Suez (France)	18,424	659,947	14,878	532,929	9,676	346,594

Guangdong Investment,
Ltd. (China)	1,144,000	597,150	886,000	462,478	626,000	326,762

Hokkaido Electric Power Co., Inc.
(Japan)	6,000	119,583	4,800	95,666	3,100	61,784

Hokuriku Electric Power
Co. (Japan)	7,500	171,423	6,500	148,567	3,800	86,855

Huaneng Power International,
Inc. (China)	72,000	44,821	58,000	36,106	34,000	21,166

Infigen Energy (Australia)	158,062	112,342	133,729	95,047	76,409	54,307

International Power PLC
(United Kingdom)	113,889	694,451	95,409	581,767	54,514	332,405

Kansai Electric Power,
Inc. (Japan)	9,600	233,352	7,600	184,737	4,700	114,245

Kyushu Electric Power Co.,
Inc. (Japan)	8,300	189,709	6,600	150,853	4,100	93,711

Lanco Infratech, Ltd. (India) †	407,060	652,238	—	—	—	—

NextEra Energy, Inc.	5,589	303,986	4,405	239,588	2,880	156,643

NRG Energy, Inc. †	53,900	1,122,198	40,500	843,210	22,600	470,532

Ormat Technologies, Inc.	1,893	55,219	1,643	47,926	939	27,391

Public Power Corp. SA (Greece)	36,071	562,386	18,220	284,070	7,877	122,811

Red Electrica Corp. SA (Spain)	34,811	1,637,959	17,168	807,804	7,679	361,319

Severn Trent PLC
(United Kingdom)	12,993	267,695	10,885	224,264	6,219	128,130

Shikoku Electric Power Co.,
Inc. (Japan)	5,400	155,091	4,300	123,498	2,700	77,545

SJW Corp.	4,023	99,086	3,370	83,003	1,926	47,437

TECO Energy, Inc.	158,100	2,738,292	118,800	2,057,616	66,200	1,146,584

Tenaga Nasional
Berhad (Malaysia)	170,100	486,000	—	—	—	—

Terna SPA (Italy)	307,529	1,307,744	152,524	648,597	69,016	293,485

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Utilities and power cont.
Toho Gas Co., Ltd. (Japan)	120,000	$594,316	61,000	$302,111	26,000	$128,768

Tokyo Electric Power Co. (Japan)	3,200	78,129	2,400	58,597	2,000	48,831

Tokyo Gas Co., Ltd. (Japan)	110,000	499,940	81,000	368,138	68,000	309,054

TransAlta Corp. (Canada)	2,292	48,976	1,919	41,005	1,097	23,441

Veolia Environnement (France)	12,823	337,930	10,743	283,115	6,138	161,757

Westar Energy, Inc.	36,414	882,311	27,357	662,860	15,231	369,047

		37,822,451		25,300,474		14,241,746
Total common stocks
(cost $849,133,744, $540,827,679
and $298,150,162)		$944,151,912		$599,659,407		$337,654,096

CORPORATE BONDS
AND NOTES*	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Basic materials		1.1%		1.7%		1.8%
Airgas, Inc. sr. unsec.
unsub. notes 2.85s, 2013	$90,000	$91,715	$190,000	$193,621	$255,000	$259,860

Aleris International, Inc.
company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡	285,000	713	295,000	738	135,000	338

AMH Holdings, LLC sr. disc.
unsec. notes 11 1/4s, 2014	130,000	135,850	125,000	130,625	90,000	94,050

ArcelorMittal sr. unsec. unsub.
9.85s, 2019 (France)	285,000	365,634	665,000	853,145	870,000	1,116,144

Associated Materials, LLC/Associated
Materials Finance, Inc. company
guaranty sr. notes 9 7/8s, 2016	290,000	350,900	295,000	356,950	225,000	272,250

BHP Billiton Finance USA, Ltd.
company guaranty sr. unsec.
unsub. notes 6 1/2s,
2019 (Canada)	210,000	257,739	460,000	564,571	565,000	693,440

Builders FirstSource, Inc. 144A
company guaranty sr. notes
FRN 13s, 2016	162,000	156,330	152,000	146,680	73,000	70,445

Celanese US Holdings, LLC 144A
company guaranty sr. notes
6 5/8s, 2018 (Germany)	125,000	127,813	120,000	122,700	95,000	97,138

Chemtura Corp. 144A company
guaranty sr. unsec. notes
7 7/8s, 2018	60,000	62,700	60,000	62,700	45,000	47,025

Clondalkin Acquisition BV 144A
company guaranty sr. notes
FRN 2.292s, 2013 (Netherlands)	325,000	294,125	245,000	221,725	75,000	67,875

Compass Minerals International, Inc.
company guaranty sr. unsec.
notes 8s, 2019	360,000	380,250	375,000	396,094	255,000	269,344

Dow Chemical Co. (The) sr.
unsec. unsub. notes 8.55s, 2019	230,000	290,419	425,000	536,643	615,000	776,554

Dow Chemical Co. (The) sr.
unsec. unsub. notes 5.9s, 2015	107,000	119,314	295,000	328,949	347,000	386,933

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic materials cont.
E.I. du Pont de Nemours & Co.
sr. notes 3 5/8s, 2021		$265,000	$269,221	$525,000	$533,363	$630,000	$640,035

E.I. du Pont de Nemours & Co.
sr. unsec. notes 5 7/8s, 2014		45,000	51,416	120,000	137,110	290,000	331,349

Ferro Corp. sr. unsec. notes
7 7/8s, 2018		180,000	186,750	180,000	186,750	140,000	145,250

FMG Resources August 2006 Pty,
Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)		595,000	732,594	595,000	732,594	440,000	541,750

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes
8 3/8s, 2017		2,284,000	2,540,950	1,912,000	2,127,100	1,577,000	1,754,413

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		135,000	145,125	5,000	5,375	—	—

Georgia-Pacific, LLC sr. unsec.
unsub. notes 8 1/8s, 2011		—	—	140,000	145,250	140,000	145,250

Georgia-Pacific, LLC 144A company
guaranty sr. unsec. notes 7s, 2015		110,000	114,400	105,000	109,200	65,000	67,600

Glencore Funding LLC 144A
company guaranty sr. unsec.
unsub. notes 6s, 2014		—	—	2,492,000	2,585,161	2,264,000	2,348,637

Graphic Packaging International,
Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		70,000	71,750	65,000	66,625	55,000	56,375

Hanson PLC company guaranty
6 1/8s, 2016 (United Kingdom)		2,145,000	2,153,044	—	—	—	—

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		203,000	211,120	200,000	208,000	153,000	159,120

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty sr. notes 8 7/8s, 2018		75,000	73,500	75,000	73,500	60,000	58,800

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		145,000	150,075	140,000	144,900	105,000	108,675

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		205,000	212,688	210,000	217,875	160,000	166,000

Huntsman International, LLC 144A
company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		130,000	134,550	130,000	134,550	100,000	103,500

Ineos Finance PLC 144A company
guaranty sr. notes 9s, 2015
(United Kingdom)		155,000	161,975	155,000	161,975	115,000	120,175

Ineos Group Holdings PLC
company guaranty sr.
notes 7 7/8s, 2016
(United Kingdom)	EUR	135,000	148,327	135,000	148,327	100,000	109,872

International Paper Co.
bonds 7.95s, 2018		$200,000	242,550	$505,000	612,438	$360,000	436,590

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic materials cont.
International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$—	$—	$—	$—	$300,000	$387,750

Jefferson Smurfit escrow
bonds 8 1/4s, 2012 (In default) †		55,000	1,994	25,000	906	30,000	1,088

Lubrizol Corp. (The) sr. unsec.
notes 8 7/8s, 2019		135,000	175,389	310,000	402,745	370,000	480,695

Lyondell Chemical Co. sr.
notes 11s, 2018		864,579	956,441	874,584	967,509	649,699	718,730

Lyondell Chemical Co. 144A
company guaranty sr. notes
8s, 2017		350,000	382,375	345,000	376,913	265,000	289,513

Metals USA, Inc. company
guaranty sr. unsec. notes
11 1/8s, 2015		125,000	132,500	115,000	121,900	80,000	84,800

Momentive Performance
Materials, Inc. company guaranty
sr. notes 12 1/2s, 2014		370,000	418,100	365,000	412,450	285,000	322,050

Momentive Performance
Materials, Inc. company
guaranty sr. unsec. notes
9 3/4s, 2014		250,000	256,250	250,000	256,250	185,000	189,625

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		110,000	119,267	105,000	113,845	50,000	54,212

NewPage Corp. company
guaranty sr. notes 11 3/8s, 2014		250,000	226,250	250,000	226,250	190,000	171,950

Novelis, Inc. company guaranty
sr. unsec. notes 11 1/2s, 2015		570,000	651,225	655,000	748,338	500,000	571,250

Novelis, Inc. company guaranty
sr. unsec. notes 7 1/4s, 2015		390,000	396,825	353,000	359,178	225,000	228,938

PE Paper Escrow GmbH
sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	80,000	126,132	70,000	110,366	70,000	110,366

PE Paper Escrow GmbH
144A sr. notes 12s,
2014 (Austria)		$410,000	473,550	$435,000	502,425	$280,000	323,400

Rio Tinto Finance USA LTD
company guaranty sr. unsec.
notes 9s, 2019 (Australia)		63,000	87,915	145,000	202,345	182,000	253,978

Rio Tinto Finance USA LTD sr.
unsec. notes 5 7/8s,
2013 (Australia)		270,000	301,169	416,000	464,023	100,000	111,544

Rio Tinto Finance USA, Ltd.
company guaranty sr. unsec.
notes company guaranty sr.
unsec. notes 8.95s,
2014 (Australia)		15,000	18,520	150,000	185,197	635,000	784,001

Rohm & Haas Co. sr. unsec.
unsub. notes 7.85s, 2029		495,000	551,831	495,000	551,831	370,000	412,480

Smurfit Kappa Funding PLC sr.
unsec. sub. notes 7 3/4s,
2015 (Ireland)		475,000	479,750	490,000	494,900	390,000	393,900

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Basic materials cont.
Solutia, Inc. company guaranty
sr. unsec. notes 8 3/4s, 2017	$290,000	$316,825	$295,000	$322,288	$205,000	$223,963

Solutia, Inc. company
guaranty sr. unsec. notes
7 7/8s, 2020	155,000	165,850	155,000	165,850	110,000	117,700

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012	85,000	90,844	—	—	170,000	181,688

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	89,000	91,003	795,000	812,888	—	—

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016	271,000	281,163	286,000	296,725	110,000	114,125

Steel Dynamics, Inc. 144A
company guaranty sr. unsec.
notes 7 5/8s, 2020	100,000	103,750	100,000	103,750	75,000	77,813

Stone Container Corp. escrow
bonds 8 3/8s, 2012 (In default) †	35,000	1,269	50,000	1,813	—	—

Teck Resources Limited sr. notes
10 3/4s, 2019 (Canada)	155,000	195,192	135,000	170,006	110,000	138,523

Teck Resources Limited sr. notes
10 1/4s, 2016 (Canada)	440,000	534,600	515,000	625,725	325,000	394,875

TPC Group, LLC 144A sr. notes
8 1/4s, 2017	105,000	106,313	105,000	106,313	85,000	86,063

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes
9 3/4s, 2015	230,000	234,600	230,000	234,600	145,000	147,900

Vartellus Specialties, Inc. 144A
company guaranty sr. notes
9 3/8s, 2015	140,000	145,250	140,000	145,250	105,000	108,938

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty
Ser. B, 11 3/8s, 2016	145,000	130,319	145,000	130,319	105,000	94,369

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr.
sec. notes FRN Ser. B,
4.216s, 2014	200,000	178,000	210,000	186,900	155,000	137,950

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty
sr. sub. notes Ser. B, 9 1/8s, 2014	140,000	140,350	150,000	150,375	110,000	110,275

Verso Paper Holdings, LLC/
Verso Paper, Inc. sr. notes
11 1/2s, 2014	210,000	229,950	210,000	229,950	155,000	169,725

Xstrata Finance Canada, Ltd.
144A company guaranty 5.8s,
2016 (Canada)	—	—	180,000	198,871	195,000	215,444

		18,934,298		22,624,228		19,654,408

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Capital goods			0.5%		0.8%		0.9%
ACCO Brands Corp. company
guaranty sr. notes 10 5/8s, 2015		$190,000	$212,325	$190,000	$212,325	$130,000	$145,275

Alliant Techsystems, Inc.
company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		60,000	60,900	60,000	60,900	45,000	45,675

Allied Waste North America, Inc.
company guaranty sr. unsec.
notes 6 7/8s, 2017		280,000	309,050	595,000	656,731	755,000	833,331

Allison Transmission 144A
company guaranty 11s, 2015		270,000	292,950	270,000	292,950	225,000	244,125

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		405,800	440,293	414,600	449,841	286,600	310,961

Altra Holdings, Inc. company
guaranty sr. notes 8 1/8s, 2016		430,000	447,200	425,000	442,000	325,000	338,000

BE Aerospace, Inc. sr. unsec.
unsub. notes 6 7/8s, 2020		205,000	209,100	205,000	209,100	160,000	163,200

Berry Plastics Corp. company
guaranty 8 7/8s, 2014		665,000	646,713	695,000	675,888	485,000	471,663

Berry Plastics Corp. company
guaranty sr. notes 9 1/2s, 2018		95,000	89,300	95,000	89,300	75,000	70,500

Boeing Capital Corp. sr. unsec.
unsub. notes 4.7s, 2019		310,000	345,881	770,000	859,124	1,015,000	1,132,481

Case New Holland, Inc. 144A sr.
notes 7 7/8s, 2017 (Netherlands)		185,000	200,956	190,000	206,388	140,000	152,075

Cleaver-Brooks, Inc. 144A
sr. notes 12 1/4s, 2016		305,000	314,531	305,000	314,531	225,000	232,031

Crown European Holdings SA
144A sr. notes 7 1/8s,
2018 (France)	EUR	65,000	92,175	60,000	85,085	50,000	70,904

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes
5 1/4s, 2014		$110,000	124,512	$245,000	277,322	$280,000	316,940

Graham Packaging Co., Inc.
144A company guaranty sr.
notes 8 1/4s, 2018		45,000	45,675	45,000	45,675	35,000	35,525

John Deere Capital Corp.
notes Ser. MTN, 5 1/4s, 2012		115,000	124,987	390,000	423,870	545,000	592,331

Kratos Defense & Security
Solutions, Inc. company
guaranty sr. notes 10s, 2017		305,000	323,300	305,000	323,300	225,000	238,500

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)		830,000	1,001,861	926,000	1,117,739	626,000	755,621

Mueller Water Products, Inc.
company guaranty sr. unsec.
notes 7 3/8s, 2017		295,000	260,338	295,000	260,338	230,000	202,975

Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014 EUR		95,000	132,890	50,000	69,942	50,000	69,942

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Capital goods cont.
Pitney Bowes, Inc. sr. unsec.
unsub. notes Ser. MTN,
5 1/4s, 2037		$155,000	$160,500	$340,000	$352,064	$420,000	$434,903

Reynolds Group DL Escrow, Inc./
Reynolds Group Escrow, LLC
144A company guaranty sr.
notes 7 3/4s,
2016 (Luxembourg)		150,000	152,625	135,000	137,363	100,000	101,750

Reynolds Group Issuer, Inc. 144A
sr. notes 8 1/2s, 2018		205,000	200,388	205,000	200,388	155,000	151,513

Ryerson Holding Corp. 144A
sr. disc. notes zero %, 2015		230,000	103,500	225,000	101,250	175,000	78,750

Ryerson, Inc. company
guaranty sr. notes 12s, 2015		516,000	531,480	520,000	535,600	380,000	391,400

Tenneco, Inc. company guaranty
sr. unsec. sub. notes 8 5/8s, 2014		220,000	225,500	210,000	215,250	170,000	174,250

Tenneco, Inc. company guaranty
sr. unsec. notes 8 1/8s, 2015		130,000	136,013	135,000	141,244	100,000	104,625

Tenneco, Inc. 144A sr. notes
7 3/4s, 2018		110,000	112,750	110,000	112,750	85,000	87,125

Thermadyne Holdings Corp.
company guaranty sr. unsec.
sub. notes 10 1/2s, 2014		285,000	289,275	280,000	284,200	205,000	208,075

Thermon Industries, Inc. 144A
company guaranty sr. notes
9 1/2s, 2017		305,000	318,725	305,000	318,725	220,000	229,900

TransDigm, Inc. company
guaranty sr. sub. notes
7 3/4s, 2014		250,000	252,813	310,000	313,488	215,000	217,419

TransDigm, Inc. company
guaranty sr. unsec. sub. notes
7 3/4s, 2014		310,000	313,488	260,000	262,925	180,000	182,025

United Technologies Corp. sr.
unsec. notes 5 3/8s, 2017		—	—	736,000	863,032	1,082,000	1,268,751

			8,471,994		10,910,628		10,052,541

Communication services			1.5%		2.2%		2.6%
Adelphia Communications Corp.
escrow bonds zero %, 2010		200,000	2,762	270,000	3,729	125,000	1,726

American Tower Corp. sr.
unsec. notes 7s, 2017		130,000	151,288	266,000	309,558	802,000	933,328

Angel Lux Common S.A.R.L.
notes Ser. REGS, 8 1/4s,
2016 (Denmark)	EUR	179,000	258,488	262,000	378,345	—	—

Angel Lux Common S.A.R.L.
144A sr. bond 8 7/8s,
2016 (Denmark)		$210,000	223,125	$205,000	217,813	$75,000	79,688

Angel Lux Common S.A.R.L.
144A sr. notes FRN 6.399s,
2016 (Denmark)	EUR	388,940	529,287	516,607	703,022	—	—

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication services cont.
AT&T, Inc. sr. unsec. bond
6.55s, 2039	$115,000	$133,742	$—	$—	$—	$—

AT&T, Inc. sr. unsec.
unsub. notes 6.3s, 2038	—	—	183,000	206,122	143,000	161,068

AT&T, Inc. 144A sr. unsec.
unsub. notes 5.35s, 2040	—	—	256,000	257,206	894,000	898,212

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	—	—	315,000	393,045	1,105,000	1,378,778

British Telecommunications PLC
notes 8 3/8s, 2010
(United Kingdom)	319,000	324,038	545,000	553,607	769,000	781,144

Cablevision Systems Corp. sr.
unsec. unsub. notes 8 5/8s, 2017	570,000	627,000	505,000	555,500	240,000	264,000

Cablevision Systems Corp. sr.
unsec. unsub. notes 8s, 2020	80,000	86,100	80,000	86,100	60,000	64,575

Cablevision Systems Corp. sr.
unsec. unsub. notes 7 3/4s, 2018	150,000	158,625	155,000	163,913	110,000	116,325

CCH II, LLC/CCH II Capital
company guaranty sr. unsec.
notes 13 1/2s, 2016	1,034,194	1,228,105	1,038,259	1,232,933	776,574	922,182

CCO Holdings LLC/CCO
Holdings Capital Corp. 144A
company guaranty sr. notes
7 7/8s, 2018	120,000	124,500	120,000	124,500	90,000	93,375

Cellco Partnership/Verizon
Wireless Capital LLC sr. unsec.
unsub. notes 5.55s 2014	229,000	258,966	504,000	569,951	639,000	722,616

CenturyTel, Inc. sr. unsec.
unsub. notes Ser. L, 7 7/8s, 2012	290,000	317,525	610,000	667,898	820,000	897,829

Cequel Communications Holdings
I LLC/Cequel Capital Corp. 144A
sr. notes 8 5/8s, 2017	450,000	474,750	455,000	480,025	345,000	363,975

Cincinnati Bell, Inc. company
guaranty sr. unsec. notes 7s, 2015	130,000	130,000	125,000	125,000	90,000	90,000

Cincinnati Bell, Inc. company
guaranty sr. unsec. sub. notes
8 3/4s, 2018	295,000	287,625	295,000	287,625	220,000	214,500

Clearwire Communications, LLC/
Clearwire Finance, Inc. 144A
company guaranty sr. sec.
notes 12s, 2015	655,000	705,763	670,000	721,925	490,000	527,975

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2037	588,000	689,483	920,000	1,078,783	216,000	253,279

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	—	—	—	—	63,000	73,867

Comcast Cable Holdings, LLC
debs. 9.8s, 2012	—	—	—	—	536,000	595,123

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication services cont.
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	$—	$—	$561,000	$643,997	$1,069,000	$1,227,153

Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	280,000	289,800	245,000	253,575	530,000	548,550

Cricket Communications, Inc.
company guaranty sr. unsec.
unsub. notes 10s, 2015	535,000	577,800	716,000	773,280	—	—

Crown Castle Towers, LLC 144A
company guaranty sr. notes
4.883s, 2020	—	—	75,000	77,485	115,000	118,810

CSC Holdings LLC sr. unsec.
unsub. notes 8 1/2s, 2014	—	—	45,000	49,556	80,000	88,100

CSC Holdings, Inc. sr. notes
6 3/4s, 2012	17,000	17,786	6,000	6,278	4,000	4,185

Deutsche Telekom International
Finance BV company guaranty
8 3/4s, 2030 (Germany)	540,000	756,137	841,000	1,177,613	198,000	277,250

Deutsche Telekom International
Finance BV company guaranty
sr. unsec. unsub. notes 6s,
2019 (Germany)	—	—	—	—	1,000,000	1,189,862

Digicel Group, Ltd. 144A sr.
notes 10 1/2s, 2018 (Jamaica)	170,000	186,575	165,000	181,088	120,000	131,700

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	505,000	515,100	500,000	510,000	360,000	367,200

France Telecom notes 8 1/2s,
2031 (France)	—	—	20,000	28,927	—	—

France Telecom notes
7 3/4s, 2011 (France)	319,000	328,361	497,000	511,584	117,000	120,433

Frontier Communications Corp.
sr. unsec. notes 8 1/2s, 2020	430,000	474,613	425,000	469,094	310,000	342,163

Frontier Communications Corp.
sr. unsec. notes 8 1/4s, 2017	315,000	344,531	310,000	339,063	225,000	246,094

Inmarsat Finance PLC 144A
company guaranty sr. notes
7 3/8s, 2017 (United Kingdom)	130,000	135,850	—	—	—	—

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/2s,
2017 (Luxembourg) ‡‡	315,000	341,381	315,000	341,381	240,000	260,100

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2017 (Luxembourg)	1,280,000	1,371,200	1,280,000	1,371,200	970,000	1,039,113

Intelsat Intermediate Holding
Co., Ltd. company guaranty sr.
unsec. notes 9 1/4s,
2015 (Luxembourg)	95,000	98,800	75,000	78,000	30,000	31,200

Intelsat Jackson Holding Co.
company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	260,000	282,100	275,000	298,375	180,000	195,300

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication services cont.
Intelsat Jackson Holdings SA
144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)	$325,000	$326,625	$320,000	$321,600	$250,000	$251,250

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	815,000	766,100	830,000	780,200	625,000	587,500

Mediacom LLC/Mediacom
Capital Corp. sr. unsec. notes
9 1/8s, 2019	250,000	258,750	265,000	274,275	180,000	186,300

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes
9 1/4s, 2014	545,000	570,888	555,000	581,363	385,000	403,288

MetroPCS Wireless, Inc.
company guaranty sr. unsec.
notes 7 7/8s, 2018	390,000	399,750	385,000	394,625	300,000	307,500

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	545,000	550,450	—	—	—	—

NII Capital Corp. company
guaranty sr. unsec. unsub.
notes 10s, 2016	520,000	591,500	520,000	591,500	375,000	426,563

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017	210,000	219,450	215,000	224,675	165,000	172,425

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	95,000	96,900	100,000	102,000	70,000	71,400

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	180,000	183,600	115,000	117,300	55,000	56,100

Qwest Corp. sr. notes FRN
3.542s, 2013	1,475,000	1,541,375	—	—	—	—

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	646,000	708,985	694,000	761,665	381,000	418,148

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	85,000	89,250	115,000	120,750	55,000	57,750

Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	—	—	631,000	726,904	595,000	685,433

SBA Telecommunications, Inc.
company guaranty sr. unsec.
notes 8 1/4s, 2019	20,000	22,000	20,000	22,000	15,000	16,500

SBA Telecommunications, Inc.
company guaranty sr. unsec.
notes 8s, 2016	435,000	467,625	470,000	505,250	320,000	344,000

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	1,245,000	1,139,175	1,275,000	1,166,625	925,000	846,375

Sprint Nextel Corp. sr. notes
8 3/8s, 2017	565,000	613,025	550,000	596,750	425,000	461,125

TCI Communications, Inc.
company guaranty 7 7/8s, 2026	—	—	270,000	334,514	599,000	742,125

Time Warner Cable, Inc. company
guaranty sr. unsec. notes
7 1/2s, 2014	—	—	—	—	90,000	105,644

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Communication services cont.
Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 8 1/4s, 2014		$340,000	$405,155	$770,000	$917,558	$880,000	$1,048,637

Time Warner Cable, Inc.
company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039		105,000	121,166	200,000	230,792	230,000	265,411

Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015		20,000	20,700	20,000	20,700	10,000	10,350

Verizon Communications, Inc.
sr. unsec. notes 7.35s, 2039		—	—	18,000	23,113	492,000	631,759

Verizon Communications, Inc.
sr. unsec. unsub. notes
8 3/4s, 2018		614,000	833,936	961,000	1,305,232	419,000	569,087

Verizon New England, Inc.
sr. notes 6 1/2s, 2011		—	—	489,000	514,148	1,220,000	1,282,741

Verizon New Jersey, Inc.
debs. 8s, 2022		—	—	160,000	200,104	165,000	206,357

Verizon Pennsylvania, Inc.
debs. 8.35s, 2030		—	—	240,000	291,414	505,000	613,184

Verizon Virginia, Inc. debs.
Ser. A, 4 5/8s, 2013		—	—	—	—	95,000	102,069

Virgin Media Finance PLC
company guaranty sr. notes
Ser. 1, 9 1/2s, 2016
(United Kingdom)		295,000	333,350	180,000	203,400	180,000	203,400

Virgin Media Secured Finance
PLC company guaranty sr. notes
7s, 2018 (United Kingdom)	GBP	210,000	349,827	230,000	383,144	165,000	274,864

Wind Acquisition Finance SA
144A sr. notes 11 3/4s,
2017 (Netherlands)		$740,000	829,263	$700,000	784,438	$520,000	582,725

Windstream Corp. company
guaranty 8 5/8s, 2016		380,000	401,850	380,000	401,850	275,000	290,813

Windstream Corp. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		265,000	276,263	265,000	276,263	190,000	198,075

Windstream Corp. 144A
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		85,000	87,975	85,000	87,975	70,000	72,450

			24,636,139		29,489,223		28,112,126

Consumer cyclicals			2.5%		3.1%		3.1%
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		60,000	66,750	65,000	72,313	50,000	55,625

Affinion Group Holdings, Inc.
144A company guaranty sr.
notes 11 5/8s, 2015		295,000	296,475	290,000	291,450	225,000	226,125

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	$175,000	$184,844	$175,000	$184,844	$100,000	$105,625

AMC Entertainment, Inc.
company guaranty 11s, 2016	230,000	245,525	275,000	293,563	149,000	159,058

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	115,000	116,006	115,000	116,006	54,000	54,473

American Axle & Manufacturing,
Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014	590,000	558,288	590,000	558,288	440,000	416,350

American Casino & Entertainment
Properties LLC sr. notes 11s, 2014	270,000	263,250	275,000	268,125	190,000	185,250

American Media Operations, Inc.
144A sr. sub. notes 14s, 2013 ‡‡	134,332	87,316	167,561	108,915	87,350	56,778

American Media Operations, Inc.
144A sr. unsec. notes 9s, 2013 ‡‡	10,720	10,934	13,446	13,715	7,048	7,189

Ameristar Casinos, Inc. company
guaranty sr. unsec. notes
9 1/4s, 2014	310,000	330,925	320,000	341,600	245,000	261,538

Aramark Corp. company
guaranty 8 1/2s, 2015	270,000	280,800	270,000	280,800	200,000	208,000

Autonation, Inc. company
guaranty sr. unsec. notes
6 3/4s, 2018	90,000	92,250	90,000	92,250	65,000	66,625

Beazer Homes USA, Inc.
company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	150,000	140,250	150,000	140,250	110,000	102,850

Belo Corp. sr. unsec. unsub.
notes 8s, 2016	80,000	85,400	75,000	80,063	50,000	53,375

Bon-Ton Stores, Inc. (The)
company guaranty 10 1/4s, 2014	365,000	359,525	370,000	364,450	255,000	251,175

Building Materials Corp. 144A
company guaranty sr. notes
7 1/2s, 2020	240,000	242,400	240,000	242,400	175,000	176,750

Building Materials Corp. 144A
sr. notes 7s, 2020	95,000	97,375	95,000	97,375	75,000	76,875

Building Materials Corp. 144A
sr. notes 6 7/8s, 2018	110,000	108,075	110,000	108,075	85,000	83,513

Burlington Coat Factory
Warehouse Corp. company
guaranty sr. unsec. notes
11 1/8s, 2014	315,000	329,175	315,000	329,175	235,000	245,575

CBS Corp. company guaranty
5 5/8s, 2012	1,465,000	1,556,676	—	—	—	—

CBS Corp. company
guaranty sr. unsec. notes
7 7/8s, 2030	160,000	192,593	355,000	427,317	445,000	535,651

CBS Corp. company
guaranty sr. unsec. notes
6 5/8s, 2011	162,000	167,555	—	—	—	—

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s
Wonderland Co./Magnum
Management Corp. 144A
company guaranty sr. unsec.
notes 9 1/8s, 2018	$45,000	$47,250	$45,000	$47,250	$35,000	$36,750

Cengage Learning Acquisitions,
Inc. 144A sr. notes 10 1/2s, 2015	380,000	377,625	375,000	372,656	275,000	273,281

Cenveo Corp. company
guaranty sr. notes 8 7/8s, 2018	225,000	222,469	230,000	227,413	160,000	158,200

Cenveo Corp. 144A company
guaranty sr. unsec. notes
10 1/2s, 2016	240,000	245,400	325,000	332,313	—	—

Choice Hotels International, Inc.
company guaranty sr. unsec.
unsub. notes 5.7s, 2020	185,000	186,140	385,000	387,373	550,000	553,390

Cinemark, Inc. company
guaranty sr. unsec. notes
8 5/8s, 2019	150,000	159,750	155,000	165,075	105,000	111,825

Clear Channel Communications, Inc.
company guaranty unsec.
unsub. notes 10 3/4s, 2016	240,000	187,200	240,000	187,200	180,000	140,400

Clear Channel Worldwide
Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B,
9 1/4s, 2017	720,000	768,600	650,000	693,875	665,000	709,888

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	215,000	231,125	195,000	209,625	90,000	96,750

Corrections Corporation of
America company guaranty sr.
notes 7 3/4s, 2017	550,000	591,250	570,000	612,750	395,000	424,625

D.R. Horton, Inc. sr. notes
7/8s, 2011	—	—	—	—	15,000	15,694

Daimler Finance North America
LLC company guaranty 6 1/2s,
2013 (Germany)	—	—	35,000	40,034	50,000	57,191

Daimler Finance North America
LLC company guaranty sr.
unsec. unsub. notes 5 7/8s,
2011 (Germany)	223,000	228,098	290,000	296,630	—	—

Daimler Finance North America
LLC company guaranty
unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	115,000	120,078	420,000	438,545	895,000	934,519

Dana Corp. escrow sr. notes
5.85s, 2015 (In default) † ‡ F	225,000	—	245,000	—	120,000	—

DIRECTV Holdings, LLC
company guaranty sr. unsec.
notes 7 5/8s, 2016	120,000	133,800	157,000	175,055	—	—

DIRECTV Holdings, LLC company
guaranty sr. unsec. unsub. notes
5 7/8s, 2019	—	—	240,000	272,396	200,000	226,997

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
DISH DBS Corp. company
guaranty 6 5/8s, 2014		$55,000	$57,475	$10,000	$10,450	$—	$—

DISH DBS Corp. company
guaranty sr. unsec. notes
7 7/8s, 2019		445,000	478,931	505,000	543,506	345,000	371,306

DISH DBS Corp. sr. notes
6 3/8s, 2011		225,000	232,875	240,000	248,400	175,000	181,125

Dollar General Corp. company
guaranty sr. unsec. notes
10 5/8s, 2015		75,000	82,688	75,000	82,688	50,000	55,125

Expedia, Inc. company
guaranty sr. unsec. notes
7.456s, 2018		1,100,000	1,237,500	—	—	—	—

FelCor Lodging LP company
guaranty sr. notes 10s, 2014 R		455,000	494,244	460,000	499,675	345,000	374,756

Ford Motor Credit Co., LLC
notes 7.8s, 2012		110,000	116,987	—	—	100,000	106,352

Ford Motor Credit Co., LLC sr.
unsec. notes 8 1/8s, 2020		495,000	574,200	740,000	858,400	495,000	574,200

Goodman Global Group, Inc. sr.
unsec. disc. notes zero %, 2014		795,000	508,800	790,000	505,600	620,000	396,800

Goodman Global, Inc. company
guaranty sr. unsec.
sub. notes 13 1/2s, 2016		180,000	198,000	180,000	198,000	130,000	143,000

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016		490,000	554,925	495,000	560,588	370,000	419,025

Gray Television, Inc. company
guaranty sr. notes 10 1/2s, 2015		300,000	299,625	300,000	299,625	220,000	219,725

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.121s, 2014		665,000	640,063	670,000	644,875	500,000	481,250

Harrah’s Operating Co., Inc.
sr. notes 11 1/4s, 2017		1,265,000	1,385,175	1,270,000	1,390,650	910,000	996,450

Home Depot, Inc. (The) sr.
unsec. unsub. notes 5.4s, 2016		416,000	473,651	652,000	742,357	154,000	175,342

Host Hotels & Resorts LP company
guaranty sr. unsec. unsub. notes
Ser. Q, 6 3/4s, 2016 R		110,000	113,988	—	—	—	—

Interpublic Group of Companies,
Inc. (The) sr. unsec. notes
10s, 2017		90,000	105,075	90,000	105,075	65,000	75,888

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014		308,000	278,740	305,000	276,025	229,000	207,245

Jarden Corp. company
guaranty sr. sub. notes
Ser. 1, 7 1/2s, 2020	EUR	50,000	68,280	50,000	68,280	50,000	68,280

Jarden Corp. company
guaranty sr. unsec. sub. notes
7 1/2s, 2017		$690,000	714,150	$720,000	745,200	$495,000	512,325

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Lamar Media Corp. company
guaranty sr. sub. notes
7 7/8s, 2018	$90,000	$94,500	$90,000	$94,500	$70,000	$73,500

Lear Corp. company guaranty
sr. unsec. bond 7 7/8s, 2018	60,000	63,600	60,000	63,600	45,000	47,700

Lear Corp. company guaranty
sr. unsec. notes 8 1/8s, 2020	485,000	518,344	485,000	518,344	355,000	379,406

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	787,000	847,993	1,053,000	1,134,608	60,000	64,650

Lennar Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2018	360,000	333,900	360,000	333,900	265,000	245,788

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	260,000	274,950	265,000	280,238	200,000	211,500

Levi Strauss & Co. sr. unsec.
unsub. notes 7 5/8s, 2020	135,000	140,063	135,000	140,063	100,000	103,750

Liberty Media Corp. debs.
8 1/4s, 2030	195,000	188,175	245,000	236,425	120,000	115,800

Limited Brands, Inc. company
guaranty sr. unsec. unsub.
notes 7s, 2020	110,000	118,800	110,000	118,800	80,000	86,400

M/I Schottenstein Homes, Inc.
company guaranty sr. unsec.
notes 6 7/8s, 2012	515,000	513,713	510,000	508,725	385,000	384,038

Macy’s Retail Holdings, Inc.
company guaranty sr. unsec.
notes 6 5/8s, 2011	90,000	92,475	1,835,000	1,885,463	2,010,000	2,065,275

Macy’s Retail Holdings, Inc.
company guaranty sr. unsec.
notes 5.9s, 2016	245,000	258,475	255,000	269,025	195,000	205,725

Marquee Holdings, Inc. sr. disc.
notes 9.505s, 2014	95,000	77,900	60,000	49,200	120,000	98,400

Masco Corp. sr. unsec. notes
5.85s, 2017	2,370,000	2,318,739	—	—	—	—

Mashantucket Western Pequot
Tribe 144A bonds 8 1/2s, 2015
(In default) †	285,000	42,750	255,000	38,250	175,000	26,250

McClatchy Co. (The) company
guaranty sr. notes 11 1/2s, 2017	260,000	276,575	260,000	276,575	180,000	191,475

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	322,000	316,365	331,000	325,208	172,000	168,990

Meritage Homes Corp. company
guaranty sr. unsec. unsub.
notes 7.15s, 2020	30,000	28,350	30,000	28,350	25,000	23,625

MGM Resorts International
company guaranty sr. unsec.
notes 6 5/8s, 2015	125,000	104,688	130,000	108,875	90,000	75,375

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
MGM Resorts International
sr. notes 10 3/8s, 2014	$30,000	$33,375	$30,000	$33,375	$20,000	$22,250

MGM Resorts International
sr. notes 6 3/4s, 2012	315,000	297,675	436,000	412,020	216,000	204,120

MGM Mirage, Inc. 144A sr.
notes 9s, 2020	60,000	63,150	60,000	63,150	45,000	47,363

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	180,000	195,525	180,000	195,525	80,000	86,900

Michaels Stores, Inc. company
guaranty 10s, 2014	290,000	305,588	290,000	305,588	260,000	273,975

MTR Gaming Group, Inc. company
guaranty sr. notes 12 5/8s, 2014	360,000	365,400	360,000	365,400	270,000	274,050

Navistar International Corp.
sr. notes 8 1/4s, 2021	380,000	406,125	375,000	400,781	295,000	315,281

NBTY, Inc. 144A company
guaranty sr. notes 9s, 2018	45,000	47,250	40,000	42,000	35,000	36,750

Neiman-Marcus Group, Inc.
company guaranty sr. unsec.
notes 9s, 2015 ‡‡	799,837	830,831	807,834	839,138	581,288	603,813

News America Holdings, Inc.
company guaranty 7 3/4s, 2024	—	—	350,000	438,291	300,000	375,678

News America Holdings, Inc.
debs. 7 3/4s, 2045	210,000	262,994	690,000	864,122	819,000	1,025,675

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	75,000	78,844	70,000	73,588	10,000	10,513

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
sr. unsec. sub. disc. notes
stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	705,000	705,881	715,000	715,894	560,000	560,700

Nortek, Inc. company guaranty
sr. notes 11s, 2013	518,768	551,191	524,013	556,764	390,311	414,705

Omnicom Group, Inc. sr. notes
5.9s, 2016	—	—	140,000	161,431	150,000	172,961

Owens Corning, Inc. company
guaranty unsec. unsub. notes
9s, 2019	690,000	819,375	695,000	825,313	515,000	611,563

Penn National Gaming, Inc. sr.
unsec. sub. notes 8 3/4s, 2019	140,000	148,750	145,000	154,063	100,000	106,250

Penske Automotive Group, Inc.
company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	400,000	390,500	405,000	395,381	285,000	278,231

PHH Corp. 144A sr. unsec.
notes 9 1/4s, 2016	140,000	145,600	140,000	145,600	105,000	109,200

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
notes 8 5/8s, 2017	45,000	47,756	40,000	42,450	30,000	31,838

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 8 3/4s, 2020	$40,000	$39,400	$40,000	$39,400	$25,000	$24,625

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	380,000	367,650	400,000	387,000	290,000	280,575

QVC Inc. 144A sr. notes
7 3/8s, 2020	160,000	165,600	155,000	160,425	115,000	119,025

Realogy Corp. company
guaranty sr. notes 11s, 2014 ‡‡	50,442	43,380	44,838	38,561	33,628	28,920

Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014	890,000	756,500	905,000	769,250	665,000	565,250

Regal Entertainment Group
company guaranty sr. unsec. notes
9 1/8s, 2018	85,000	89,144	85,000	89,144	65,000	68,169

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	330,000	336,600	335,000	341,700	235,000	239,700

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	50,000	50,375	70,000	70,525	30,000	30,225

Sealy Mattress Co. 144A
company guaranty sr. sec.
notes 10 7/8s, 2016	337,000	381,653	342,000	387,315	247,000	279,728

Sears Holdings Corp. 144A
sr. notes 6 5/8s, 2018	170,000	171,275	170,000	171,275	135,000	136,013

Sinclair Television Group, Inc.
144A sr. notes 8 3/8s, 2018	150,000	151,125	150,000	151,125	120,000	120,900

Standard Pacific Corp. company
guaranty sr. notes 10 3/4s, 2016	350,000	381,500	360,000	392,400	280,000	305,200

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes
7s, 2015	60,000	57,450	55,000	52,663	35,000	33,513

Standard Pacific Corp. company
guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	110,000	106,013	110,000	106,013	75,000	72,281

Staples, Inc. sr. unsec. notes
9 3/4s, 2014	195,000	241,458	405,000	501,490	545,000	674,844

Time Warner Entertainment Co.,
LP debs. 8 3/8s, 2023	—	—	—	—	25,000	32,975

Time Warner, Inc. company
guaranty sr. unsec. notes
4.7s, 2021	180,000	191,038	390,000	413,915	565,000	599,646

Time Warner, Inc. company
guaranty sr. unsec. notes
3.15s, 2015	230,000	238,402	485,000	502,717	700,000	725,570

Time Warner, Inc. debs.
9.15s, 2023	—	—	25,000	34,129	105,000	143,340

Toyota Motor Credit Corp. sr.
unsec. FRN Ser. MTN,
0.321s, 2010	1,200,000	1,200,448	—	—	—	—

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Toys R Us Property Co., LLC
company guaranty sr. unsec.
notes 10 3/4s, 2017		$720,000	$813,600	$750,000	$847,500	$520,000	$587,600

Toys R US-Delaware, Inc. 144A
company guaranty sr. notes
7 3/8s, 2016		65,000	66,950	65,000	66,950	50,000	51,500

Travelport LLC company
guaranty 11 7/8s, 2016		60,000	64,200	60,000	64,200	45,000	48,150

Travelport LLC company
guaranty 9 7/8s, 2014		270,000	277,763	275,000	282,906	210,000	216,038

Travelport LLC/Travelport, Inc.
144A company guaranty sr.
unsec. notes 9s, 2016		130,000	129,350	125,000	124,375	100,000	99,500

TRW Automotive, Inc.
company guaranty sr. unsec.
unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	165,000	226,538	140,000	192,214	105,000	144,161

TRW Automotive, Inc. 144A
company guaranty sr. notes
7 1/4s, 2017		$100,000	106,250	$—	—	$—	—

TRW Automotive, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7s, 2014		330,000	348,150	370,000	390,350	280,000	295,400

Universal City Development
Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015		550,000	567,188	565,000	582,656	390,000	402,188

Univision Communications 144A
company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		765,987	733,433	774,811	741,882	555,805	532,183

Vertis, Inc. company guaranty
sr. notes 13 1/2s, 2014 ‡‡		210,066	65,120	212,830	65,977	99,665	30,896

Visteon Corp. sr. unsec.unsub.
notes 7s, 2014 (In default) †		120,000	122,400	120,000	122,400	90,000	91,800

Visteon Corp. 144A sr. unsec.
notes 12 1/4s, 2016 (In default) †		10,000	12,500	10,000	12,500	10,000	12,500

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6 1/2s, 2037		540,000	673,907	844,000	1,053,291	198,000	247,099

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 4 7/8s, 2040		—	—	—	—	1,210,000	1,232,308

WMG Acquisition Corp.
company guaranty sr. sec.
notes 9 1/2s, 2016		405,000	433,350	405,000	433,350	305,000	326,350

Wynn Las Vegas, LLC/Wynn
Las Vegas Capital Corp. 144A
company guaranty 1st mtge.
notes 7 3/4s, 2020		155,000	163,525	155,000	163,525	115,000	121,325

XM Satellite Radio, Inc. 144A
company guaranty sr. unsec.
notes 13s, 2013		670,000	770,500	680,000	782,000	490,000	563,500

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Yankee Acquisition Corp.
company guaranty sr. notes
Ser. B, 8 1/2s, 2015	$445,000	$459,463	$445,000	$459,463	$335,000	$345,888

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016	409,000	443,765	423,000	458,955	320,000	347,200

Young Broadcasting, Inc.
company guaranty sr. unsec.
sub. notes 10s, 2011
(In default) † F	180,000	—	170,000	—	79,000	—

		41,679,672		41,542,122		32,731,652

Consumer staples		0.9%		1.6%		1.8%
Altria Group, Inc. company
guaranty sr. unsec.
notes 9.7s, 2018	20,000	27,072	—	—	—	—

Altria Group, Inc. company
guaranty sr. unsec.
notes 9 1/4s, 2019	20,000	26,809	40,000	53,618	200,000	268,092

Anheuser-Busch InBev
Worldwide, Inc. company
guaranty unsec.
unsub. notes 5 3/8s, 2020
(Belgium)	315,000	355,569	325,000	366,857	450,000	507,956

Anheuser-Busch InBev
Worldwide, Inc. 144A company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	—	—	345,000	447,538	510,000	661,578

Avis Budget Car Rental, LLC
company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018	70,000	74,025	70,000	74,025	50,000	52,875

Avis Budget Car Rental, LLC
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	120,000	117,900	145,000	142,463	75,000	73,688

Avis Budget Car Rental, LLC
company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	615,000	624,225	580,000	588,700	445,000	451,675

Campbell Soup Co.
debs. 8 7/8s, 2021	—	—	300,000	439,115	255,000	373,248

Central Garden & Pet Co.
sr. sub. notes 8 1/4s, 2018	320,000	326,800	320,000	326,800	230,000	234,888

Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	245,000	246,225	240,000	241,200	185,000	185,925

Chiquita Brands International,
Inc. sr. unsec. unsub. notes
8 7/8s, 2015	25,000	25,750	30,000	30,900	15,000	15,450

CKE Restaurants, Inc. 144A
sr. notes 11 3/8s, 2018	380,000	389,500	375,000	384,375	285,000	292,125

Claire’s Stores, Inc. 144A
company guaranty sr. unsec.
notes 9 5/8s,2015 (In default) † ‡‡	232,193	218,261	207,810	195,341	97,532	91,680

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer staples cont.
Constellation Brands, Inc.
company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$350,000	$372,313	$350,000	$372,313	$250,000	$265,938

CVS Caremark Corp. jr. unsec.
sub. bonds FRB 6.302s, 2037		210,000	194,250	290,000	268,250	1,018,000	941,650

CVS Caremark Corp.
notes 6.6s, 2019		80,000	96,906	—	—	—	—

CVS Caremark Corp. 144A
company guaranty notes
7.507s, 2032		—	—	450,043	528,063	14,837	17,409

CVS Caremark Corp. 144A
pass-through certificates
6.117s, 2013		492,792	523,654	—	—	—	—

Dean Foods Co. company
guaranty 7s, 2016		185,000	181,531	185,000	181,531	140,000	137,375

Delhaize Group company
guaranty sr. unsec. bond
5 7/8s, 2014 (Belgium)		135,000	152,536	310,000	350,267	370,000	418,061

Diageo Capital PLC company
guaranty 5 3/4s, 2017
(United Kingdom)		310,000	365,863	455,000	536,992	735,000	867,449

Diageo Investment Corp.
company guaranty 8s,
2022 (Canada)		—	—	165,000	218,304	135,000	178,612

Dole Food Co. 144A sr. sec.
notes 8s, 2016		315,000	329,569	350,000	366,188	220,000	230,175

Dole Food Co.
sr. notes 13 7/8s, 2014		107,000	130,540	88,000	107,360	81,000	98,820

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014		450,000	452,813	455,000	457,844	345,000	347,156

Games Merger Corp. 144A
sr. notes 11s, 2018		365,000	394,200	380,000	410,400	285,000	307,800

General Mills, Inc.
sr. unsec. notes 5.65s, 2019		75,000	87,682	170,000	198,746	200,000	233,819

Great Atlantic & Pacific
Tea Co. 144A
sr. notes 11 3/8s, 2015		45,000	34,650	45,000	34,650	30,000	23,100

H.J. Heinz Co. sr. unsec.
notes 5.35s, 2013		216,000	238,925	492,000	544,218	—	—

Hertz Corp. company
guaranty 8 7/8s, 2014		715,000	733,769	740,000	759,425	465,000	477,206

Hertz Corp. 144A company
guaranty sr. unsec.
notes 7 1/2s, 2018		100,000	100,000	95,000	95,000	75,000	75,000

Hertz Holdings Netherlands
BV 144A sr. bond 8 1/2s,
2015 (Netherlands)	EUR	250,000	357,507	250,000	357,507	190,000	271,706

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer staples cont.
Interactive Data Corp. 144A
company guaranty sr. notes
10 1/4s, 2018	$255,000	$272,850	$255,000	$272,850	$195,000	$208,650

JBS USA LLC/JBS USA
Finance, Inc.
sr. notes 11 5/8s, 2014	310,000	358,050	325,000	375,375	225,000	259,875

Kraft Foods, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	410,000	479,504	875,000	1,023,333	1,145,000	1,339,104

Kroger Co. company
guaranty 6 3/4s, 2012	—	—	—	—	150,000	162,575

Kroger Co. company
guaranty 6.4s, 2017	234,000	279,730	748,000	894,179	100,000	119,543

Kroger Co. sr. notes
6.15s, 2020	—	—	40,000	47,541	—	—

Libbey Glass, Inc. 144A
sr. notes 10s, 2015	125,000	134,375	130,000	139,750	85,000	91,375

McDonald’s Corp. sr. unsec.
bond 6.3s, 2037	56,000	69,352	302,000	374,004	300,000	371,527

McDonald’s Corp. sr. unsec.
notes 5.7s, 2039	174,000	200,475	393,000	452,798	515,000	593,361

Michael Foods, Inc. 144A
sr. notes 9 3/4s, 2018	125,000	133,750	125,000	133,750	95,000	101,650

PepsiCo, Inc. sr. unsec.
notes 7.9s, 2018	185,000	246,471	346,000	460,967	82,000	109,247

Pinnacle Foods
Finance LLC/Pinnacle Foods
Finance Corp.
sr. notes 9 1/4s, 2015	460,000	478,400	475,000	494,000	325,000	338,000

Prestige Brands, Inc. company
guaranty sr. unsec.
notes 8 1/4s, 2018	185,000	191,475	185,000	191,475	135,000	139,725

Reddy Ice Corp. company
guaranty sr. notes
11 1/4s, 2015	225,000	230,063	225,000	230,063	160,000	163,600

Revlon Consumer Products
Corp. company guaranty sr.
notes 9 3/4s, 2015	520,000	546,000	545,000	572,250	375,000	393,750

Rite Aid Corp. company
guaranty sr. notes
7 1/2s, 2017	245,000	225,706	225,000	207,281	105,000	96,731

Rite Aid Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	624,000	524,160	652,000	547,680	532,000	446,880

Rite Aid Corp. 144A company
guaranty sr. unsub. notes
8s, 2020	80,000	81,200	80,000	81,200	60,000	60,900

Roadhouse Financing, Inc.
144A sr. notes 10 3/4s, 2017	170,000	175,100	170,000	175,100	130,000	133,900

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer staples cont.
RSC Equipment Rental, Inc.
144A sr. sec. notes 10s, 2017	$145,000	$161,313	$130,000	$144,625	$90,000	$100,125

Smithfield Foods, Inc. 144A
sr. sec. notes 10s, 2014	490,000	563,500	510,000	586,500	350,000	402,500

Spectrum Brands, Inc.sr. unsec.
sub. bonds 12s, 2019 ‡‡	160,512	178,570	168,907	187,909	103,576	115,228

Spectrum Brands, Inc. 144A
sr. notes 9 1/2s, 2018	155,000	166,238	155,000	166,238	115,000	123,338

SUPERVALU, Inc. sr. unsec.
notes 7 1/2s, 2014	215,000	216,075	210,000	211,050	95,000	95,475

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037
(United Kingdom)	—	—	—	—	450,000	537,077

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	885,000	1,065,319	285,000	343,069	195,000	234,731

Universal Corp.
notes Ser. MTNC, 5.2s, 2013	—	—	3,160,000	3,346,190	2,840,000	3,007,336

Wendy’s/Arby’s
Restaurants LLC company
guaranty sr. unsec.
unsub. notes 10s, 2016	510,000	542,513	525,000	558,469	365,000	388,269

West Corp. company
guaranty 9 1/2s, 2014	430,000	449,888	425,000	444,656	305,000	319,106

West Corp. 144A sr. unsec.
notes 8 5/8s, 2018	45,000	45,900	45,000	45,900	35,000	35,700

WPP Finance UK company
guaranty sr. unsec.
notes 8s, 2014
(United Kingdom)	110,000	131,186	235,000	280,261	295,000	351,817

		15,326,007		22,066,453		18,941,551

Energy		1.1%		1.5%		1.4%
Arch Coal, Inc. company
guaranty sr. unsec.
notes 7 1/4s, 2020	240,000	253,500	240,000	253,500	185,000	195,406

Arch Western Finance, LLC
company guaranty sr. notes
6 3/4s, 2013	317,000	320,566	320,000	323,600	234,000	236,633

ATP Oil & Gas Corp. 144A
sr. notes 11 7/8s, 2015	120,000	103,500	120,000	103,500	90,000	77,625

Brigham Exploration Co. 144A
company guaranty sr. unsec.
notes 8 3/4s, 2018	110,000	113,300	110,000	113,300	85,000	87,550

Bristow Group, Inc. company
guaranty 6 1/8s, 2013	180,000	182,250	235,000	237,938	115,000	116,438

Chaparral Energy, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2017	440,000	427,900	455,000	442,488	320,000	311,200

Chaparral Energy, Inc. 144A
sr. notes 9 7/8s, 2020	200,000	203,000	200,000	203,000	155,000	157,325

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Chesapeake Energy Corp.
company guaranty 6 1/2s, 2017	$95,000	$98,563	$—	$—	$—	$—

Chesapeake Energy Corp.
sr. unsec. notes 7 5/8s, 2013	—	—	225,000	245,250	230,000	250,700

Complete Production
Services, Inc. company
guaranty 8s, 2016	380,000	391,400	395,000	406,850	270,000	278,100

Compton Petroleum Corp.
company guaranty 7 5/8s,
2013 (Canada)	560,000	487,200	565,000	491,550	410,000	356,700

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	125,000	125,160	175,000	175,224	80,000	80,102

Connacher Oil and Gas, Ltd.
144A sec. notes 10 1/4s,
2015 (Canada)	705,000	715,575	715,000	725,725	540,000	548,100

CONSOL Energy, Inc. 144A
company guaranty sr. unsec.
notes 8 1/4s, 2020	530,000	579,025	525,000	573,563	380,000	415,150

CONSOL Energy, Inc. 144A
company guaranty sr. unsec.
notes 8s, 2017	310,000	335,575	310,000	335,575	225,000	243,563

Crosstex Energy/Crosstex
Energy Finance Corp. company
guaranty sr. unsec.
notes 8 7/8s, 2018	325,000	340,438	320,000	335,200	230,000	240,925

Denbury Resources, Inc.
company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	339,000	369,510	339,000	369,510	269,000	293,210

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	290,000	300,875	295,000	306,063	205,000	212,688

EXCO Resources, Inc. company
guaranty sr. unsec.
notes 7 1/2s, 2018	585,000	579,881	580,000	574,925	445,000	441,106

Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016
(Luxembourg)	545,000	519,113	300,000	285,750	205,000	195,263

Ferrellgas LP/Ferrellgas
Finance Corp.
sr. notes 6 3/4s, 2014	665,000	676,638	660,000	671,550	475,000	483,313

Forest Oil Corp.
sr. notes 8s, 2011	305,000	322,538	340,000	359,550	250,000	264,375

Gaz Capital SA 144A company
guaranty sr. unsec. bond
8.146s, 2018 (Russia)	158,000	184,283	324,000	377,897	288,000	335,909

Gaz Capital SA 144A
sr. unsec. 6.51s, 2022 (Russia)	230,000	244,674	507,000	539,347	438,000	465,944

Helix Energy Solutions
Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	645,000	653,063	645,000	653,063	470,000	475,875

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Hercules Offshore, Inc. 144A
sr. notes 10 1/2s, 2017	$135,000	$112,050	$150,000	$124,500	$105,000	$87,150

Hornbeck Offshore
Services, Inc. sr. notes Ser.
B, 6 1/8s, 2014	85,000	81,388	75,000	71,813	35,000	33,513

Inergy LP/Inergy
Finance Corp. company
guaranty sr. unsec.
notes 8 3/4s, 2015	140,000	151,025	125,000	134,844	85,000	91,694

Inergy LP/Inergy
Finance Corp. sr. unsec.
notes 6 7/8s, 2014	525,000	535,500	570,000	581,400	395,000	402,900

International Coal
Group, Inc.
sr. notes 9 1/8s, 2018	270,000	286,200	270,000	286,200	200,000	212,000

Key Energy Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	400,000	422,000	420,000	443,100	290,000	305,950

Massey Energy Co. company
guaranty sr. unsec.
notes 6 7/8s, 2013	615,000	630,375	615,000	630,375	445,000	456,125

Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	—	—	80,000	85,692	70,000	74,980

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	5,000	5,200	145,000	150,800	165,000	171,600

Newfield Exploration Co.
sr. unsec.
sub. notes 6 5/8s, 2014	375,000	383,438	335,000	342,538	175,000	178,938

Nexen, Inc. sr. unsec. unsub.
notes 7 1/2s, 2039 (Canada)	110,000	135,157	245,000	301,032	310,000	380,898

Offshore Group Investments,
Ltd. 144A sr. notes 11 1/2s, 2015	165,000	173,250	165,000	173,250	125,000	131,250

OPTI Canada, Inc. company
guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	220,000	167,200	215,000	163,400	100,000	76,000

OPTI Canada, Inc. company
guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	605,000	455,263	625,000	470,313	485,000	364,963

OPTI Canada, Inc. 144A
company guaranty sr. notes
9 3/4s, 2013 (Canada)	65,000	65,975	65,000	65,975	50,000	50,750

OPTI Canada, Inc. 144A
sr. notes 9s, 2012 (Canada)	20,000	20,250	20,000	20,250	15,000	15,188

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	660,000	719,400	420,000	457,800	295,000	321,550

Peabody Energy Corp. company
guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	25,000	26,906	25,000	26,906	20,000	21,525

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	$—	$—	$270,000	$273,375	$225,000	$227,813

Petroleum Development Corp.
company guaranty sr. unsec.
notes 12s, 2018	345,000	382,950	345,000	382,950	255,000	283,050

Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	70,000	73,413	50,000	52,438	40,000	41,950

Plains Exploration &
Production Co. company
guaranty 7s, 2017	555,000	568,875	595,000	609,875	405,000	415,125

Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	30,000	29,625	40,000	39,500	20,000	19,750

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	370,000	433,825	375,000	439,688	265,000	310,713

Range Resources Corp.
company guaranty sr. sub.
notes 6 3/4s, 2020	115,000	119,600	110,000	114,400	85,000	88,400

Rosetta Resources, Inc.
company guaranty sr. unsec.
notes 9 1/2s, 2018	265,000	272,950	265,000	272,950	190,000	195,700

Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	995,000	907,938	810,000	739,125	560,000	511,000

SandRidge Energy, Inc. 144A
company guaranty sr. unsec.
unsub. notes 8s, 2018	670,000	653,250	765,000	745,875	505,000	492,375

Shell International Finance BV
company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	284,130	570,000	599,830	795,000	836,605

Trico Shipping AS 144A sr.
notes 13 7/8s, 2014 (Norway)	190,000	169,575	190,000	169,575	130,000	116,025

Weatherford
International, Inc. company
guaranty sr. unsec.
unsub. bonds 6.8s, 2037	—	—	110,000	115,292	90,000	94,330

Weatherford
International, Inc. company
guaranty sr. unsec.
unsub. bonds 6.35s, 2017	—	—	130,000	145,709	100,000	112,084

Weatherford International,
Ltd. company guaranty sr.
unsec. notes 9 7/8s,
2039 (Switzerland)	100,000	135,555	230,000	311,777	270,000	365,999

Weatherford International,
Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	—	—	95,000	104,024	105,000	114,974

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Whiting Petroleum Corp.
company guaranty 7s, 2014	$370,000	$390,350	$385,000	$406,175	$265,000	$279,575

Williams Cos., Inc. (The)
notes 7 3/4s, 2031	26,000	29,704	22,000	25,134	15,000	17,137

Williams Cos., Inc. (The)
sr. unsec. notes 7 7/8s, 2021	70,000	84,994	63,000	76,495	48,000	58,282

Williams Cos., Inc. (The)
144A notes 6 3/8s, 2010	50,000	50,000	60,000	60,000	30,000	30,000

XTO Energy, Inc. sr. unsec.
notes 5 1/2s, 2018	158,000	188,945	357,000	426,921	—	—

		17,673,783		19,745,214		14,751,061

Financials		2.2%		3.8%		5.6%
Aflac, Inc. sr. unsec.
notes 6.9s, 2039	50,000	55,078	105,000	115,663	135,000	148,710

Ally Financial, Inc. company
guaranty sr. unsec.
notes 6 7/8s, 2012	—	—	2,000	2,088	—	—

Ally Financial, Inc. company
guaranty sr. unsec.
notes 6 5/8s, 2012	—	—	166,000	171,810	144,000	149,040

Ally Financial, Inc. company
guaranty sr. unsec.
notes Ser. 8, 6 3/4s, 2014	611,000	636,586	565,000	588,659	440,000	458,425

Ally Financial, Inc. company
guaranty sr. unsec. unsub.
notes FRN 2.497s, 2014	226,000	202,057	107,000	95,664	29,000	25,928

Ally Financial, Inc. sr. unsec.
unsub. notes 6 3/4s, 2014	764,000	788,333	730,000	753,250	552,000	569,581

Ally Financial, Inc. 144A
company guaranty sr. unsec.
notes 8.3s, 2015	160,000	174,400	160,000	174,400	115,000	125,350

Ally Financial, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	100,000	106,500	100,000	106,500	75,000	79,875

American Express Co.
sr. unsec. notes 8 1/8s, 2019	450,000	581,132	940,000	1,213,921	1,260,000	1,627,170

American General
Finance Corp. sr. unsec.
notes Ser. MTNI, Class I,
4 7/8s, 2012	1,120,000	1,058,400	1,155,000	1,091,475	815,000	770,175

American International
Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	275,000	275,000	270,000	270,000	205,000	205,000

American International
Group, Inc. sr. unsec.
Ser. MTN, 5.85s, 2018	647,000	668,028	1,286,000	1,327,795	1,244,000	1,284,430

Bank of America NA sub.
notes Ser. BKNT, 5.3s, 2017	—	—	250,000	257,303	750,000	771,908

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Bank of Montreal sr. unsec.
bond 2 1/8s, 2013 (Canada)	$185,000	$190,905	$390,000	$402,449	$545,000	$562,396

Bank of New York Mellon Corp.
(The) sr. unsec. notes 4.3s, 2014	270,000	296,452	610,000	669,762	760,000	834,457

Bank of New York Mellon Corp.
(The) sr. unsec.
notes 2.95s, 2015	30,000	31,567	30,000	31,567	140,000	147,314

BankAmerica Capital III bank
guaranteed jr. unsec. FRN
1.096s, 2027	580,000	410,179	327,000	231,256	1,146,000	810,457

Barclays Bank PLC 144A
sub. notes 10.179s, 2021	508,000	677,454	285,000	380,067	275,000	366,732

Bear Stearns Cos., Inc. (The)
notes 5.7s, 2014	85,000	95,841	155,000	174,769	5,000	5,638

Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	—	—	240,000	292,352	706,000	860,003

Block Financial Corp.
notes 5 1/8s, 2014	2,102,000	2,167,444	—	—	—	—

Bosphorus Financial Services,
Ltd. 144A sr. notes FRN
2.176s, 2012	75,000	73,679	198,375	194,881	225,750	221,774

Capital One Capital III
company guaranty 7.686s, 2036	—	—	231,000	234,465	811,000	823,165

Capital One Capital IV
company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	175,000	170,844	175,000	170,844	135,000	131,794

Capital One Capital V company
guaranty jr. unsec.
sub. notes 10 1/4s, 2039	270,000	292,275	345,000	373,463	—	—

CB Richard Ellis
Services, Inc. company
guaranty sr. unsec.
sub. notes 11 5/8s, 2017	280,000	324,100	280,000	324,100	210,000	243,075

CIT Group, Inc. sr. bonds
7s, 2017	1,145,000	1,120,669	1,135,000	1,110,881	825,000	807,469

CIT Group, Inc. sr. bonds
7s, 2016	645,000	635,325	645,000	635,325	475,000	467,875

CIT Group, Inc. sr. bonds
7s, 2015	355,000	352,338	370,000	367,225	300,000	297,750

CIT Group, Inc. sr. bonds
7s, 2014	145,000	144,638	145,000	144,638	105,000	104,738

CIT Group, Inc. sr. bonds
7s, 2013	290,000	291,450	290,000	291,450	210,000	211,050

Citigroup, Inc.
sr. notes 6 1/2s, 2013	940,000	1,038,578	895,000	988,859	1,310,000	1,447,380

Citigroup, Inc.
sub. notes 5s, 2014	35,000	36,352	914,000	949,317	1,527,000	1,586,003

Citigroup, Inc. unsec.
sub. notes 6 5/8s, 2032	1,137,000	1,175,002	1,877,000	1,939,735	1,181,000	1,220,473

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Credit Suisse First Boston
USA, Inc. company
guaranty sr. unsec.
unsub. notes 6 1/8s, 2011	$490,000	$518,435	$764,000	$808,335	$180,000	$190,445

Credit Suisse Guernsey, Ltd.
jr. unsec. sub. notes FRN 5.86s,
2049 (United Kingdom)	—	—	256,000	243,360	896,000	851,760

Deutsche Bank AG/London
sr. unsec. notes 2 3/8s,
2013 (United Kingdom)	5,000	5,122	—	—	—	—

Deutsche Bank AG/London
sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	375,000	401,008	820,000	876,870	555,000	593,491

Deutsche Bank Capital Funding
Trust VII 144A jr. unsec. sub.
bonds FRB 5.628s, 2049	—	—	235,000	203,275	1,000,000	865,000

Duke Realty LP sr. unsec.
notes 6 1/2s, 2018 R	—	—	411,000	451,497	989,000	1,086,449

E*Trade Financial Corp.
sr. unsec. notes 7 3/8s, 2013	125,000	122,188	10,000	9,775	20,000	19,550

E*Trade Financial Corp.
sr. unsec. unsub. notes
12 1/2s, 2017 ‡‡	295,000	336,300	395,000	450,300	280,000	319,200

Fleet Capital Trust V bank
guaranteed jr. sub. FRN
1.291s, 2028	790,000	567,452	217,000	155,870	759,000	545,185

GATX Financial Corp.
notes 5.8s, 2016	—	—	120,000	131,154	130,000	142,084

GE Capital Trust I unsec.
sub. bonds FRB 6 3/8s, 2067	—	—	975,000	970,125	1,450,000	1,442,750

General Electric
Capital Corp. sr. unsec. FRN
Ser. MTN, 0.604s, 2016	260,000	238,069	600,000	549,389	—	—

General Electric
Capital Corp. sr. unsec. FRN
Ser. MTN, 0.596s, 2012	80,000	78,914	60,000	59,186	255,000	251,539

General Electric
Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	1,141,000	1,303,667	2,446,000	2,794,714	3,149,000	3,597,937

GMAC, Inc. 144A company
guaranty sr. unsec.
notes 8s, 2020	145,000	158,413	140,000	152,950	105,000	114,713

Goldman Sachs Group, Inc.
(The) sr. notes 7 1/2s, 2019	335,000	399,286	990,000	1,179,981	2,655,000	3,164,493

Goldman Sachs Group, Inc.
(The) sub. notes 6 3/4s, 2037	736,000	770,049	1,148,000	1,201,110	270,000	282,491

Health Care Property
Investors, Inc. sr. unsec.
notes 6s, 2017 R	—	—	214,000	228,431	748,000	798,441

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Highwood Properties, Inc.
sr. unsec. bonds 5.85s, 2017 R	$—	$—	$340,000	$349,703	$290,000	$298,276

HSBC Finance Capital Trust IX
FRN 5.911s, 2035	—	—	700,000	653,625	1,400,000	1,307,250

HSBC Finance Corp. notes
5s, 2015	760,000	827,679	1,185,000	1,290,525	280,000	304,934

HSBC Holdings PLC
sub. notes 6 1/2s, 2037
(United Kingdom)	—	—	300,000	336,429	1,000,000	1,121,430

HUB International
Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	185,000	179,450	190,000	184,300	150,000	145,500

HUB International Holdings, Inc.
144A sr. unsec. unsub. notes
9s, 2014	40,000	39,500	35,000	34,563	23,000	22,713

Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
company guaranty sr. unsec.
notes 8s, 2018	575,000	577,875	585,000	587,925	405,000	407,025

International Lease
Finance Corp. sr. unsec.
Ser. MTN, 5 5/8s, 2013	625,000	612,500	—	—	—	—

JPMorgan Chase & Co.
sr. notes 6s, 2018	1,044,000	1,192,226	1,537,000	1,755,222	336,000	383,705

JPMorgan Chase Bank NA
sub. notes Ser. BKNT, 6s, 2017	—	—	330,000	374,586	280,000	317,830

JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	—	—	674,000	691,304	1,460,000	1,497,483

KB Home company
guaranty 6 3/8s, 2011	—	—	317,000	322,151	288,000	292,680

Lehman Brothers E-Capital
Trust I FRN 3.589s,
2065 (In default) †	1,375,000	138	1,845,000	185	—	—

Leucadia National Corp.
sr. unsec. notes 8 1/8s, 2015	115,000	123,625	95,000	102,125	45,000	48,375

Leucadia National Corp.
sr. unsec. notes 7 1/8s, 2017	295,000	295,738	335,000	335,838	255,000	255,638

Liberty Mutual Group 144A
company guaranty jr.
sub. notes FRB 10 3/4s, 2058	1,145,000	1,349,454	—	—	—	—

Liberty Mutual Insurance 144A
notes 7.697s, 2097	—	—	690,000	629,274	1,410,000	1,285,907

Marsh & McLennan Cos., Inc.
sr. unsec. notes 6 1/4s, 2012	35,000	36,959	720,000	760,290	815,000	860,606

Marsh & McLennan Cos., Inc.
sr. unsec. notes 5 3/8s, 2014	—	—	380,000	410,410	345,000	372,609

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	—	—	300,000	347,958	1,200,000	1,391,832

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Merrill Lynch & Co., Inc.
sr. unsec. notes 6.4s, 2017	$—	$—	$10,000	$10,943	$290,000	$317,348

Merrill Lynch & Co., Inc.
sr. unsec. notes Ser. MTN,
6 7/8s, 2018	1,226,000	1,375,199	1,640,000	1,839,581	236,000	264,720

MetLife Capital Trust IV 144A
jr. sub. debs. 7 7/8s, 2067	—	—	300,000	315,000	1,200,000	1,260,000

MetLife, Inc. sr. unsec.
6 3/4s, 2016	155,000	185,032	130,000	155,188	—	—

Morgan Stanley sr. unsec.
unsub. notes 6 3/4s, 2011	687,000	707,596	1,068,000	1,100,019	252,000	259,555

National Money Mart Co.
company guaranty sr. unsec.
unsub. notes 10 3/8s,
2016 (Canada)	240,000	255,600	245,000	260,925	170,000	181,050

Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	—	—	125,000	133,471	425,000	453,802

Nationwide Health
Properties, Inc.
notes 6 1/2s, 2011 R	—	—	145,000	150,589	150,000	155,782

Nationwide Mutual
Insurance Co. 144A
notes 8 1/4s, 2031	—	—	210,000	224,450	—	—

Nuveen Investments, Inc.
company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	290,000	288,188	310,000	308,063	205,000	203,719

Omega Healthcare
Investors, Inc. 144A
sr. notes 6 3/4s, 2022 R	155,000	154,031	155,000	154,031	125,000	124,219

OneAmerica Financial
Partners, Inc. 144A
bonds 7s, 2033	—	—	520,000	487,366	1,129,000	1,058,147

OneBeacon US Holdings, Inc.
notes 5 7/8s, 2013	—	—	498,000	522,956	969,000	1,017,559

Pinafore LLC/Pinafore, Inc.
144A company
guaranty sr. notes 9s, 2018	135,000	141,750	135,000	141,750	105,000	110,250

Progressive Corp. (The) jr.
unsec. sub. unsec. notes FRN
6.7s, 2037	250,000	248,125	555,000	550,838	695,000	689,788

Provident Funding Associates
144A sr. notes 10 1/4s, 2017	160,000	164,800	155,000	159,650	115,000	118,450

Prudential Financial, Inc.
jr. unsec. sub. notes FRN
8 7/8s, 2038	320,000	354,631	225,000	249,350	800,000	886,578

Residential Capital LLC
company guaranty jr.
notes 9 5/8s, 2015	295,000	297,213	305,000	307,288	230,000	231,725

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Royal Bank of Scotland PLC
(The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015
(United Kingdom)	$295,000	$298,223	$620,000	$626,775	$900,000	$909,834

RSHB Capital SA for OJSC
Russian Agricultural Bank
144A notes 7 3/4s, 2018 (Russia)	—	—	110,000	123,475	100,000	112,250

RSHB Capital SA for OJSC
Russian Agricultural Bank
144A notes 7 1/8s, 2014 (Russia)	120,000	129,156	110,000	118,393	100,000	107,630

Simon Property Group LP
sr. unsec. notes 6 1/8s,
2018 R	—	—	307,000	356,254	927,000	1,075,725

Simon Property Group LP
sr. unsec. unsub. notes 5 1/4s,
2016 R	100,000	111,784	147,000	164,323	30,000	33,535

Simon Property Group LP
sr. unsec. unsub. notes 4 3/8s,
2021 R	205,000	207,813	145,000	146,990	—	—

SLM Corp. sr. notes Ser. MTN,
8s, 2020	225,000	223,274	220,000	218,312	155,000	153,811

SLM Corp. sr. unsec. unsub.
notes Ser. MTNA, 5s, 2013	715,000	700,689	715,000	700,689	515,000	504,692

State Street Capital Trust IV
company guaranty jr. unsec.
sub. bond FRB 1.292s, 2037	—	—	475,000	341,381	—	—

Stowe CDO 08-1 144A notes FRN
3.078s, 2010 (In default) † F	4,200,000	3,780,000	—	—	—	—

USI Holdings Corp. 144A
company guaranty sr. unsec.
notes FRN 4.251s, 2014	45,000	38,306	45,000	38,306	20,000	17,025

Vornado Realty LP sr. unsec.
unsub. notes 4 1/4s, 2015 R	195,000	201,805	405,000	419,133	545,000	564,018

VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	876,000	923,129	800,000	843,040	687,000	723,961

Wachovia Bank NA
sub. notes Ser. BKNT, 6s, 2017	—	—	1,115,000	1,274,426	1,755,000	2,005,935

Wachovia Corp. sr. unsec.
notes 5 3/4s, 2017	95,000	108,451	105,000	119,866	60,000	68,495

Wachovia Corp. sr. unsec.
notes Ser. MTN, 5 1/2s, 2013	900,000	989,276	1,650,000	1,813,672	1,495,000	1,643,297

Wachovia Corp. sr. unsec. notes
FRN Ser. MTNE, 0.447s, 2012	140,000	139,559	470,000	468,521	510,000	508,395

Wells Fargo Capital XV bank
guaranteed jr. unsec.
sub. FRB 9 3/4s, 2049	455,000	501,069	—	—	—	—

Westpac Banking Corp.
sr. unsec. notes 4 7/8s,
2019 (Australia)	220,000	236,901	485,000	522,260	615,000	662,247

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Westpac Capital Trust III
144A unsec. sub. notes FRN
5.819s, 2049 (Australia)	$—	$—	$295,000	$290,484	$230,000	$226,479

Willis Group North
America, Inc. company
guaranty 6.2s, 2017	—	—	70,000	74,590	40,000	42,623

ZFS Finance USA Trust I 144A
bonds FRB 6 1/2s, 2037	—	—	312,000	291,720	411,000	384,285

		36,966,253		51,732,736		59,021,385

Health care		0.7%		1.0%		1.0%
Abbott Laboratories
sr. unsec. notes 5 7/8s, 2016	344,000	413,358	538,000	646,473	126,000	151,405

Aetna, Inc. sr. unsec.
unsub. notes 6 3/4s, 2037	—	—	286,000	333,124	673,000	783,890

Amgen, Inc. sr. unsec.
notes 3.45s, 2020	345,000	348,573	730,000	737,560	1,055,000	1,065,926

AstraZeneca PLC sr. unsec.
unsub. notes 6.45s, 2037
(United Kingdom)	270,000	337,816	422,000	527,994	99,000	123,866

Biomet, Inc. company
guaranty sr. unsec. bond
10s, 2017	360,000	397,350	375,000	413,906	260,000	286,975

Capella Healthcare, Inc. 144A
company guaranty sr. notes
9 1/4s, 2017	360,000	385,200	360,000	385,200	270,000	288,900

CHS/Community Health
Systems, Inc. company guaranty
sr. unsec. unsub. notes
8 7/8s, 2015	340,000	361,250	345,000	366,563	255,000	270,938

DaVita, Inc. company
guaranty 6 5/8s, 2013	327,000	332,314	338,000	343,493	233,000	236,786

DaVita, Inc. company
guaranty sr. unsec.
sub. notes 7 1/4s, 2015	85,000	88,241	85,000	88,241	65,000	67,478

Elan Finance PLC/Elan
Finance Corp. 144A company
guaranty sr. notes 8 3/4s,
2016 (Ireland)	570,000	567,863	390,000	388,538	270,000	268,988

HCA, Inc. company guaranty
sr. notes 9 5/8s, 2016 ‡‡	238,000	258,230	226,000	245,210	145,000	157,325

HCA, Inc. sr. sec.
notes 9 1/4s, 2016	275,000	297,688	190,000	205,675	141,000	152,633

HCA, Inc. sr. sec.
notes 9 1/8s, 2014	1,149,000	1,210,759	1,247,000	1,314,026	974,000	1,026,353

HCA, Inc. sr. unsec.
notes 6 1/4s, 2013	50,000	50,875	48,000	$48,840	—	—

Health Management
Associates, Inc.
sr. notes 6 1/8s, 2016	320,000	323,200	335,000	338,350	230,000	232,300

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health care cont.
HealthSouth Corp. company
guaranty 10 3/4s, 2016	$240,000	$263,100	$240,000	$263,100	$165,000	$180,881

IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	510,000	521,475	515,000	526,588	380,000	388,550

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	210,000	219,450	210,000	219,450	160,000	167,200

Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	35,000	35,350	45,000	45,450	25,000	25,250

Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	170,000	170,425	240,000	240,600	110,000	110,275

Quintiles Transnational Corp.
144A sr. notes 9 1/2s, 2014 ‡‡	280,000	287,700	280,000	287,700	195,000	200,363

Select Medical Corp. company
guaranty 7 5/8s, 2015	346,000	337,783	352,000	343,640	245,000	239,181

Service Corporation
International sr. unsec.
unsub. notes 6 3/4s, 2016	625,000	644,531	645,000	665,156	445,000	458,906

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	205,000	205,513	270,000	270,675	125,000	125,313

Sun Healthcare Group, Inc.
company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	40,000	42,400	40,000	42,400	30,000	31,800

Surgical Care
Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	80,000	81,700	75,000	76,594	35,000	35,744

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	87,885	89,203	82,392	83,628	38,449	39,026

Talecris Biotherapeutics
Holdings Corp. company
guaranty sr. unsec.
notes 7 3/4s, 2016	200,000	220,000	200,000	220,000	150,000	165,000

Tenet Healthcare Corp.
company guaranty sr. notes
10s, 2018	67,000	76,548	54,000	61,695	34,000	38,845

Tenet Healthcare Corp.
sr. notes 9s, 2015	756,000	822,150	779,000	847,163	550,000	598,125

Tenet Healthcare Corp. 144A
sr. unsec. notes 8s, 2020	260,000	259,350	250,000	249,375	195,000	194,513

Teva Pharmaceutical Finance II
BV/Teva Pharmaceutical
Finance III LLC company
guaranty sr. unsec. unsub. notes
3s, 2015 (Netherlands Antilles)	135,000	141,225	295,000	308,603	410,000	428,906

United Surgical Partners
International, Inc. company
guaranty sr. unsec.
sub. notes 8 7/8s, 2017	120,000	122,700	125,000	127,813	85,000	86,913

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health care cont.
US Oncology Holdings, Inc.
sr. unsec. notes FRN
6.737s, 2012 ‡‡	$704,000	$668,800	$711,000	$675,450	$535,000	$508,250

Valeant Pharmaceuticals
International 144A company
guaranty sr. notes 7s, 2020	45,000	46,013	40,000	40,900	35,000	35,788

Valeant Pharmaceuticals
International 144A
sr. notes 6 3/4s, 2017	45,000	45,900	40,000	40,800	35,000	35,700

Ventas Realty
LP/Capital Corp. company
guaranty 9s, 2012 R	585,000	625,654	605,000	647,044	360,000	385,018

Ventas Realty
LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	10,000	10,400	225,000	233,995	200,000	207,995

WellPoint, Inc. notes 7s, 2019	95,000	115,554	220,000	267,599	260,000	316,253

		11,425,641		13,168,611		10,117,558

Technology		0.6%		0.9%		1.0%
Advanced Micro Devices, Inc.
sr. unsec. notes 8 1/8s, 2017	25,000	26,375	25,000	26,375	40,000	42,200

Advanced Micro Devices, Inc.
144A sr. notes 7 3/4s, 2020	90,000	92,925	90,000	92,925	65,000	67,113

Alcatel-Lucent USA, Inc.
unsec. debs. 6.45s, 2029	195,000	141,863	200,000	145,500	135,000	98,213

Ceridian Corp. company
guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	440,000	416,900	460,000	435,850	370,000	350,575

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	240,000	221,400	215,000	198,338	115,000	106,088

Computer Sciences Corp.
sr. unsec. notes 6 1/2s, 2018	—	—	1,435,000	1,647,647	1,310,000	1,504,124

Dell, Inc. sr. unsec.
notes 5 7/8s, 2019	215,000	249,483	470,000	545,380	585,000	678,825

Fidelity National Information
Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	155,000	167,013	155,000	167,013	115,000	123,913

Fidelity National Information
Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017	155,000	165,463	155,000	165,463	115,000	122,763

First Data Corp. company
guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	1,658,081	1,340,973	1,658,081	1,340,973	1,194,871	966,352

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	50,118	50,118	45,564	45,564	35,058	35,058

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014	523,000	522,346	518,000	517,353	423,000	422,471

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Technology cont.
Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	$140,000	$127,400	$140,000	$127,400	$115,000	$104,650

Freescale Semiconductor, Inc.
144A company guaranty sr.
notes 10 1/8s, 2018	165,000	175,313	165,000	175,313	115,000	122,188

Freescale Semiconductor, Inc.
144A company guaranty sr.
notes 9 1/4s, 2018	285,000	296,400	285,000	296,400	210,000	218,400

Hewlett-Packard Co.
sr. unsec. notes 6 1/8s, 2014	95,000	109,784	235,000	271,570	425,000	491,138

Hewlett-Packard Co.
sr. unsec. notes 5 1/2s, 2018	135,000	159,403	160,000	188,922	183,000	216,079

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	—	—	—	—	5,000	5,306

Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	245,000	246,225	90,000	90,450	40,000	40,200

Iron Mountain, Inc. company
guaranty sr. unsec.
sub. notes 8s, 2020	470,000	494,675	625,000	657,813	220,000	231,550

Jazz Technologies, Inc. 144A
notes 8s, 2015 F	182,000	156,520	188,000	161,680	129,000	110,940

Lexmark International Inc,
sr. unsec. notes 5.9s, 2013	1,925,000	2,064,643	—	—	—	—

Microsoft Corp. sr. unsec.
unsub. notes 4.2s, 2019	250,000	277,400	555,000	615,828	695,000	771,172

NXP BV/NXP Funding, LLC
company guaranty Ser. EXCH,
9 1/2s, 2015 (Netherlands)	265,000	271,625	280,000	287,000	215,000	220,375

NXP BV/NXP Funding, LLC sec.
notes Ser. EXCH, 7 7/8s,
2014 (Netherlands)	130,000	134,550	125,000	129,375	100,000	103,500

NXP BV/NXP Funding, LLC
144A company guaranty sr.
notes 9 3/4s,
2018 (Netherlands)	325,000	346,125	325,000	346,125	270,000	287,550

NXP BV/NXP Funding, LLC
144A sr. sec. notes 10s,
2013 (Netherlands)	34,000	37,060	15,000	16,350	—	—

Oracle Corp. sr. unsec.
notes 5s, 2011	319,000	322,963	497,000	503,174	117,000	118,453

Oracle Corp. 144A
notes 3 7/8s, 2020	—	—	360,000	378,182	525,000	551,516

Oracle Corp. 144A
sr. notes 5 3/8s, 2040	—	—	215,000	231,317	310,000	333,527

SunGard Data Systems, Inc.
company guaranty 10 1/4s, 2015	90,000	94,725	100,000	105,250	56,000	58,940

SunGard Data Systems, Inc.
company guaranty 9 1/8s, 2013	720,000	735,300	709,000	724,066	541,000	552,496

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Technology cont.
Unisys Corp. 144A company
guaranty sr. sub. notes
14 1/4s, 2015		$555,000	$661,838	$580,000	$691,650	$400,000	$477,000

Xerox Capital Trust I company
guaranty 8s, 2027		160,000	162,794	165,000	167,882	125,000	127,183

Xerox Corp. sr. unsec.
notes 6 3/4s, 2039		154,000	182,104	336,000	397,319	425,000	502,561

Xerox Corp. sr. unsec.
unsub. notes 5 5/8s, 2019		60,000	66,961	130,000	145,083	164,000	183,027

			10,518,667		12,036,530		10,345,446

Transportation			—%		0.2%		0.2%
American Airlines, Inc.
pass-through certificates
Ser. 01-1, 6.817s, 2011		—	—	110,000	112,338	70,000	71,488

Burlington Northern Santa
Fe Corp. sr. unsec.
notes 7s, 2014		170,000	199,052	385,000	450,794	440,000	515,194

Burlington Northern Santa
Fe, LLC debs. 5 3/4s, 2040		95,000	104,558	155,000	170,595	300,000	330,184

Inaer Aviation Finance Ltd.
144A sr. notes 9 1/2s,
2017 (Spain)	EUR	160,000	216,087	160,000	216,087	120,000	162,066

Northwest Airlines Corp.
pass-through certificates
Ser. 00-1, 7.15s, 2019		$—	—	$481,932	472,294	$416,427	408,099

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017		324,000	355,185	322,000	352,993	238,000	260,908

Union Pacific Corp. 144A
pass-through certificates
5.214s, 2014		—	—	115,000	126,955	100,000	110,396

United Airlines, Inc.
pass-through certificates
Ser. 07-A, 6.636s, 2022		—	—	143,359	143,359	117,294	117,294

			874,882		2,045,415		1,975,629

Utilities and power			0.8%		1.6%		2.1%
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013		180,000	195,660	577,000	627,200	190,000	206,530

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		725,000	783,000	520,000	561,600	445,000	480,600

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		108,000	109,575	139,000	141,027	56,000	56,816

Appalachian Power Co.
sr. notes Ser. L, 5.8s, 2035		—	—	145,000	153,150	120,000	126,745

Atmos Energy Corp. sr. unsec.
sub. notes 8 1/2s, 2019		20,000	25,949	45,000	58,386	55,000	71,361

Beaver Valley II Funding
sr. bonds 9s, 2017		—	—	178,000	196,861	626,000	692,331

Boardwalk Pipelines LP
company guaranty 5 7/8s, 2016		—	—	604,000	682,096	1,168,000	1,319,020

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
Bruce Mansfield Unit
pass-through certificates
6.85s, 2034	$—	$—	$280,596	$303,692	$985,031	$1,066,107

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	235,000	240,288	230,000	235,175	175,000	178,938

Calpine Corp. 144A sr. sec.
notes 7 1/4s, 2017	570,000	579,975	595,000	605,413	410,000	417,175

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	30,000	31,562	50,000	52,604	25,000	26,302

Commonwealth Edison Co.
1st mtge. 6.15s, 2017	—	—	130,000	154,447	110,000	130,686

Commonwealth Edison Co.
1st mtge. 5.9s, 2036	—	—	593,000	661,261	448,000	499,570

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	—	—	180,000	201,754	315,000	353,069

Dominion Resources, Inc. jr.
sub. notes FRN Ser. 06-B,
6.3s, 2066	—	—	823,000	777,735	1,448,000	1,368,360

Dominion Resources, Inc.
sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	—	—	455,000	538,502	290,000	343,221

Dominion Resources, Inc.
unsub. notes 5.7s, 2012	343,000	373,955	535,000	583,282	126,000	137,371

Dynegy Holdings, Inc.
sr. unsec. notes 7 3/4s, 2019	615,000	421,275	565,000	387,025	485,000	332,225

Dynegy-Roseton Danskamme
company guaranty Ser. B,
7.67s, 2016	145,000	134,125	195,000	180,375	90,000	83,250

Edison Mission Energy
sr. unsec. notes 7 3/4s, 2016	70,000	54,775	80,000	62,600	40,000	31,300

Edison Mission Energy
sr. unsec. notes 7 1/2s, 2013	30,000	27,975	35,000	32,638	20,000	18,650

Edison Mission Energy
sr. unsec. notes 7.2s, 2019	395,000	279,463	400,000	283,000	295,000	208,713

Edison Mission Energy
sr. unsec. notes 7s, 2017	10,000	7,225	5,000	3,613	5,000	3,613

El Paso Corp. sr. notes
Ser. GMTN, 7 3/4s, 2032	225,000	233,631	215,000	223,247	95,000	98,644

El Paso Corp. sr. unsec.
notes 7s, 2017	670,000	711,450	700,000	743,306	595,000	631,810

Electricite de France 144A
notes 6 1/2s, 2019 (France)	165,000	201,515	375,000	457,988	450,000	549,585

Energy Future Holdings Corp.
company guaranty sr. unsec.
notes zero %, 2017 ‡‡	64,600	30,847	67,200	32,088	44,900	21,440

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	—	—	—	—	51,000	49,343

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
Energy Future Holdings Corp.
144A sr. sec. bond 10s, 2020	$100,000	$99,276	$100,000	$99,276	$75,000	$74,457

Energy Future Intermediate
Holdings Co., LLC
sr. notes 10s, 2020	154,000	152,832	159,000	157,794	107,000	106,188

Energy Future Intermediate
Holdings Co., LLC
sr. notes 9 3/4s, 2019	256,000	247,680	265,000	256,388	120,000	116,100

Energy Transfer Partners LP
sr. unsec. unsub. notes
5.65s, 2012	170,000	180,863	350,000	372,366	470,000	500,034

Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	—	—	99,000	99,156	104,000	104,164

FirstEnergy Corp.
notes Ser. B, 6.45s, 2011	13,000	13,623	11,000	11,527	—	—

GenOn Escrow Corp. 144A
sr. unsec. notes 9 1/2s, 2018	65,000	62,563	65,000	62,563	50,000	48,125

GenOn Escrow Corp. 144A
sr. notes 9 7/8s, 2020	425,000	405,875	425,000	405,875	325,000	310,375

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	105,000	112,875	230,000	247,250	200,000	215,000

ITC Holdings Corp. 144A
notes 5 7/8s, 2016	—	—	458,000	509,308	988,000	1,098,682

ITC Holdings Corp. 144A
sr. unsec. notes 6.05s, 2018	—	—	305,000	345,996	225,000	255,243

Kansas Gas & Electric
bonds 5.647s, 2021	—	—	70,761	73,626	66,598	69,295

MidAmerican Energy
Holdings Co. bonds 6 1/8s, 2036	92,000	105,252	337,000	385,543	629,000	719,604

MidAmerican Funding, LLC
sr. sec. bond 6.927s, 2029	470,000	559,668	850,000	1,012,165	970,000	1,155,059

Mirant Americas
Generation, Inc. sr. unsec.
notes 8.3s, 2011	215,000	221,450	215,000	221,450	100,000	103,000

Mirant North America, LLC
company guaranty 7 3/8s, 2013	790,000	813,700	785,000	808,550	620,000	638,600

National Fuel Gas Co.
notes 5 1/4s, 2013	238,000	252,046	687,000	727,545	100,000	105,902

Nevada Power Co. mtge. sec.
notes 7 1/8s, 2019	115,000	142,802	265,000	329,065	315,000	391,153

NiSource Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	260,000	261,798	570,000	573,942	715,000	719,945

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	100,000	102,250	110,000	112,475	55,000	56,238

NRG Energy, Inc.
sr. notes 7 3/8s, 2016	1,145,000	1,177,919	1,134,000	1,166,603	867,000	891,926

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
NV Energy, Inc. sr. unsec.
unsub. notes 8 5/8s, 2014	$200,000	$205,750	$185,000	$190,319	$125,000	$128,594

NV Energy, Inc. sr. unsec.
unsub. notes 6 3/4s, 2017	210,000	216,153	235,000	241,886	165,000	169,835

Pacific Gas & Electric Co.
1st mtge. 6.05s, 2034	417,000	472,734	650,000	736,875	153,000	173,449

Pacific Gas & Electric Co.
sr. notes 8 1/4s, 2018	—	—	—	—	490,000	650,165

Potomac Edison Co. 144A
1st mtge. 5.8s, 2016	—	—	456,000	495,326	985,000	1,069,947

Power Receivable Finance, LLC
144A sr. notes 6.29s, 2012	—	—	70,978	70,980	61,354	61,355

PSEG Power, LLC company
guaranty sr. unsec.
notes 5.32s, 2016	144,000	161,173	185,000	207,062	90,000	100,733

Public Service Electric &
Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	75,000	85,315	160,000	182,004	215,000	244,568

Puget Sound Energy, Inc. jr.
sub. FRN Ser. A, 6.974s, 2067	225,000	209,941	629,000	586,901	1,107,000	1,032,908

Spectra Energy Capital, LLC
sr. notes 8s, 2019	—	—	250,000	316,927	215,000	272,557

Spectra Energy Capital, LLC
sr. unsec. unsub. notes
5.668s, 2014	795,000	887,842	—	—	—	—

TAQA Abu Dhabi National
Energy sr. unsec.
notes 7 1/4s, 2018 (United
Arab Emirates)	440,000	493,667	690,000	774,159	445,000	499,277

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	10,000	11,657	10,000	11,657	5,000	5,829

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec.
notes zero %, 2016 ‡‡	406,656	235,860	406,656	235,860	290,468	168,471

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec.
notes Ser. B, 10 1/4s, 2015	270,000	176,850	275,000	180,125	190,000	124,450

TransAlta Corp. sr. unsec.
notes 5 3/4s, 2013 (Canada)	—	—	140,000	155,392	150,000	166,491

TransCanada Pipelines, Ltd.
jr. sub. FRN 6.35s, 2067
(Canada)	—	—	180,000	168,300	155,000	144,925

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
Union Electric Co. sr. sec.
notes 6.4s, 2017	$140,000	$164,793	$320,000	$376,670	$365,000	$429,639

West Penn Power Co. 144A
1st mtge. 5.95s, 2017	—	—	75,000	82,500	45,000	49,500

		12,676,452		21,931,471		22,674,558
Total corporate bonds and notes
(cost $189,987,212, $230,647,265
and $206,448,285)		$199,183,788		$247,292,631		$228,377,915

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS*	Growth 6.2%		Balanced 14.1%		Conservative 23.8%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Government Guaranteed
Mortgage Obligations		0.7%		2.5%		1.6%
Government National
Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
July 20, 2037 to
August 20, 2039	$—	$—	$18,392,380	$20,197,430	$4,484,554	$4,924,075
5 1/2s, TBA, October 1, 2040	7,000,000	7,525,547	6,000,000	6,450,469	5,000,000	5,375,391
4 1/2s, TBA, October 1, 2040	4,000,000	4,210,000	6,000,000	6,315,000	6,000,000	6,315,000

		11,735,547		32,962,899		16,614,466

U.S. Government Agency
Mortgage Obligations		5.5%		11.6%		22.2%
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
6s, with due dates from
July 1, 2013 to
October 1, 2021	132,640	143,221	—	—	—	—
5 1/2s, with due dates
from June 1, 2035 to
November 1, 2036	41,948	44,651	—	—	198,172	212,307
5 1/2s, with due dates
from January 1, 2020 to
April 1, 2020	277,035	299,577	—	—	—	—
4s, TBA, October 1, 2040	19,000,000	19,495,039	12,000,000	12,312,656	18,000,000	18,468,985

Federal National Mortgage
Association Pass-Through
Certificates
7s, with due dates
from October 1, 2029 to
January 1, 2036	755,000	841,204	—	—	—	—
7s, March 1, 2018	—	—	—	—	201,114	222,770

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS* cont.	Growth 6.2%		Balanced 14.1%		Conservative 23.8%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Government Agency
Mortgage Obligations cont.
Federal National Mortgage
Association Pass-Through
Certificates
6 1/2s, with due dates
from June 1, 2037 to
November 1, 2037	$341,654	$373,284	$—	$—	$—	$—
6s, with due dates from
September 1, 2011
to September 1, 2021	895,902	965,367	—	—	—	—
5 1/2s, with due dates
from June 1, 2037 to
November 1, 2037	919,323	978,506	—	—	—	—
5 1/2s, with due dates
from February 1, 2014 to
August 1, 2022	3,783,430	4,081,910	—	—	—	—
5 1/2s, TBA, October 1, 2040	21,000,000	22,320,703	73,000,000	77,591,014	93,000,000	98,848,826
5s, TBA, October 1, 2040	5,000,000	5,264,063	9,000,000	9,475,313	9,000,000	9,475,313
4 1/2s, with due dates
from February 1, 2039 to
April 1, 2039	693,155	722,316	—	—	—	—
4 1/2s, with due dates from
April 1, 2020 to May 1, 2022	1,408,601	1,494,353	—	—	—	—
4 1/2s, TBA,
October 1, 2040	34,000,000	35,413,125	55,000,000	57,285,938	104,000,000	108,322,500

		92,437,319		156,664,921		235,550,701
Total U.S. government and
agency mortgage obligations
(cost $103,519,299, $189,351,443
and $252,347,451)		$104,172,866		$189,627,820		$252,165,167

U.S. TREASURY OBLIGATIONS*	Growth 0.3%		Balanced —%		Conservative —%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Treasury Bonds 6 5/8s,
February 15, 2027 [i]	$635,000	$922,077	$—	$—	$—	$—

U.S Treasury Inflation
Protected Securities
2 3/8s, April 15, 2011 [i]	1,221,365	1,249,713	—	—	—	—
2s, July 15, 2014 [i]	2,527,084	2,743,907	—	—	—	—

Total U.S. treasury obligations
(cost $4,915,697, $— and $—)		$4,915,697		$—		$—

MORTGAGE-BACKED
SECURITIES*	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7,
8.631s, 2029	$—	$—	$—	$—	$311,198	$329,358

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3,
6.302s, 2014	516,000	568,716	—	—	—	—
FRB Ser. 07-4, Class A3,
6.001s, 2051	176,000	187,282	—	—	—	—
Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3,
5.837s, 2049	167,000	176,718	748,000	791,529	—	—
Ser. 07-2, Class A2,
5.634s, 2049	1,560,000	1,614,347	378,000	391,169	434,000	449,119
Ser. 07-5, Class A3,
5.62s, 2051	578,000	612,440	—	—	—	—
Ser. 06-4, Class A2,
5.522s, 2046	224,000	228,662	—	—	—	—
Ser. 06-5, Class A2,
5.317s, 2047	—	—	—	—	1,847,000	1,932,180
Ser. 07-1, Class XW, IO,
0.46s, 2049	1,799,341	24,637	9,783,121	133,953	5,006,777	68,554

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO,
0.963s, 2035	2,290,720	18,029	3,409,912	26,838	2,027,026	15,954
Ser. 07-5, Class XW, IO,
0.598s, 2051	4,449,818	91,495	20,404,860	419,555	18,219,400	374,618
Ser. 04-4, Class XC, IO,
0.281s, 2042	3,165,241	50,381	8,984,319	143,004	7,081,807	112,722
Ser. 04-5, Class XC, IO,
0.242s, 2041	4,116,471	57,258	9,992,015	138,985	10,337,714	143,793
Ser. 06-5, Class XC, IO,
0.176s, 2016	3,348,120	54,567	35,889,238	584,916	30,554,023	497,963
Ser. 05-1, Class XW, IO,
0.123s, 2042	15,662,100	18,188	—	—	19,656,240	22,827

Banc of America Large Loan
144A FRB Ser. 05-MIB1,
Class J, 1.307s, 2022	100,000	60,000	409,000	245,400	343,000	205,800

Bayview Commercial Asset
Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	—	—	3,152,882	330,422	2,658,632	278,625
Ser. 05-3A, IO, 2.87s, 2035	850,511	40,484	2,740,144	130,431	2,475,082	117,814
FRB Ser. 05-1A, Class A1,
0.556s, 2035	23,066	18,287	176,840	140,200	130,708	103,626

Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 23A1,
5.562s, 2035	2,185,609	1,618,533	933,922	691,607	—	—

Bear Stearns Commercial
Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.495s, 2032	—	—	189,000	194,723	124,000	127,755

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bear Stearns Commercial
Mortgage Securities, Inc.
Ser. 07-PW17, Class A3,
5.736s, 2050 F	$31,000	$32,926	$—	$—	$—	$—
Ser. 07-PW15, Class A4,
5.331s, 2044	1,001,000	1,029,995	632,000	650,307	438,000	450,687
Ser. 05-PWR9, Class A2,
4.735s, 2042	—	—	—	—	762,236	768,091
Ser. 04-PR3I, Class X1, IO,
0.36s, 2041	371,765	6,477	2,490,626	43,392	4,046,851	70,504
Ser. 05-PWR9, Class X1, IO,
0.245s, 2042	—	—	10,468,699	96,521	15,769,631	145,396

Bear Stearns Commercial
Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.876s, 2038	3,507,807	105,234	9,626,589	288,798	8,821,259	264,638
Ser. 06-PW14, Class X1, IO,
0.163s, 2038	3,336,623	55,054	9,155,888	151,072	8,390,882	138,450
Ser. 07-PW18, Class X1, IO,
0.136s, 2050	1,045,853	7,897	6,520,390	49,231	4,381,592	33,082
Ser. 07-PW15, Class X1, IO,
0.129s, 2044	27,963,655	214,202	78,547,178	601,671	61,254,420	469,209
Ser. 05-PW10, Class X1, IO,
0.093s, 2040	10,769,679	21,862	—	—	—	—

Bear Stearns Small Balance
Commercial Trust 144A
Ser. 06-1A, Class AIO, IO,
1s, 2034	—	—	536,200	1,257	558,800	1,310

Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	—	—	—	—	896,000	948,751

Citigroup Commercial
Mortgage Trust
Ser. 08-C7, Class A2A,
6.034s, 2049	443,437	453,209	—	—	—	—
FRB Ser. 07-C6, Class A3,
5.887s, 2049	902,000	959,651	—	—	1,001,000	1,064,979

Citigroup Commercial Mortgage
Trust 144A Ser. 06-C5,
Class XC, IO, 0.135s, 2049	47,158,675	625,796	77,664,912	1,030,613	82,993,000	1,101,317

Citigroup Mortgage Loan
Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
5.806s, 2036	1,239,866	710,123	1,657,492	949,315	—	—
FRB Ser. 05-10, Class 1A5A,
5.647s, 2035	79,768	53,245	815,690	544,473	323,188	215,728
FRB Ser. 07-6, Class 1A3A,
5.453s, 2046	—	—	—	—	1,359,736	747,855
FRB Ser. 06-AR7, Class 2A2A,
5.407s, 2036	3,179,604	1,875,966	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Citigroup/Deutsche Bank
Commercial Mortgage Trust
Ser. 06-CD2, Class A2,
5.408s, 2046	$86,253	$86,720	$—	$—	$—	$—

Citigroup/Deutsche Bank
Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.556s, 2049	3,315,358	55,930	9,940,139	167,690	7,890,177	133,107
Ser. 07-CD5, Class XS, IO,
0.141s, 2044	—	—	3,189,269	19,889	—	—
Ser. 06-CD2, Class X, IO,
0.119s, 2046	2,327,297	7,328	15,371,698	48,400	16,868,017	53,111
Ser. 07-CD4, Class XC, IO,
0.118s, 2049	11,088,791	91,815	33,241,638	275,241	26,385,346	218,471

CNL Funding 144A Ser. 99-1,
Class A2, 7.645s, 2014	86,184	83,642	321,424	311,942	202,038	196,078

Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F,
6.23s, 2031	—	—	273,970	287,775	266,708	280,147
Ser. 98-C2, Class F,
5.44s, 2030	1,370,000	1,417,299	2,607,000	2,697,006	2,247,000	2,324,577

Commercial Mortgage Loan
Trust Ser. 08-LS1,
Class A4B, 6.214s, 2017	60,000	63,380	—	—	—	—

Commercial Mortgage
Pass-Through Certificates
FRB Ser. 07-C9, Class A2,
5.811s, 2049	288,000	300,669	367,000	383,145	405,000	422,816

Commercial Mortgage
Pass-Through Certificates 144A
Ser. 03-LB1A, Class X1, IO,
1.723s, 2038 F	812,151	26,261	1,726,634	55,831	1,866,324	60,348
Ser. 05-LP5, Class XC, IO,
0.245s, 2043	18,707,288	176,917	42,296,399	400,001	36,655,062	346,651
Ser. 06-C8, Class XS, IO,
0.181s, 2046	14,400,008	157,760	38,955,062	426,774	35,489,941	388,812
Ser. 05-C6, Class XC, IO,
0.094s, 2044	8,193,585	46,204	24,019,729	135,447	12,064,499	68,032

Countrywide Alternative
Loan Trust
Ser. 06-J8, Class A4, 6s, 2037	2,720,057	1,604,834	1,144,792	675,427	—	—
Ser. 07-HY5R, Class 2A1A,
5.544s, 2047	919,223	873,262	471,957	448,359	442,994	420,844

Countrywide Home Loans FRB
Ser. 05-HYB7, Class 6A1,
5.512s, 2035	3,309,487	2,548,305	668,197	514,512	—	—

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3,
8s, 2035	41,576	38,458	—	—	—	—
IFB Ser. 05-R1, Class 1AS,
IO, 5.646s, 2035	177,352	25,843	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Countrywide Home Loans 144A
Ser. 06-R2, Class AS, IO,
5.528s, 2036	$186,694	$22,403	$—	$—	$—	$—
Ser. 05-R2, Class 1AS, IO,
5.295s, 2035	166,228	22,496	—	—	—	—

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 08-C1, Class A2,
6.422s, 2041	1,726,000	1,798,816	—	—	563,000	586,752
FRB Ser. 07-C4, Class A2,
5.998s, 2039	587,000	609,847	—	—	2,064,000	2,144,336
FRB Ser. 07-C3, Class A2,
5.91s, 2039	819,000	848,345	997,000	1,032,723	1,149,000	1,190,169
Ser. 07-C2, Class A2,
5.448s, 2049	1,324,000	1,360,651	1,242,000	1,276,381	1,484,000	1,525,080
Ser. 07-C1, Class AAB,
5.336s, 2040	589,000	612,560	341,000	354,640	400,000	416,000
Ser. 06-C5, Class AX, IO,
0.174s, 2039 F	6,579,343	97,486	17,800,638	263,752	16,220,544	240,340

Credit Suisse Mortgage
Capital Certificates 144A
FRB Ser. 06-TFLA, Class K,
1.457s, 2021	50,000	40,000	—	—	484,000	387,200
Ser. 07-C2, Class AX, IO,
0.273s, 2049 F	17,123,366	111,507	47,079,152	306,579	37,187,207	242,163
Ser. 06-C4, Class AX, IO,
0.155s, 2039	6,240,624	86,111	28,833,584	397,860	24,098,438	332,522
Ser. 07-C1, Class AX, IO,
0.124s, 2040 F	7,515,928	56,790	36,116,241	272,894	24,513,429	185,223

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F,
6 3/4s, 2030	353,000	382,306	—	—	—	—
Ser. 03-C3, Class AX, IO,
1.916s, 2038	4,828,121	179,603	9,357,671	348,099	10,823,685	402,634
Ser. 02-CP3, Class AX, IO,
1.628s, 2035	2,888,768	56,855	11,803,455	232,309	8,981,086	176,760
FRB Ser. 04-TF2A, Class J,
1.207s, 2016	153,000	146,115	310,000	296,050	349,000	333,295
FRB Ser. 05-TF2A, Class J,
1.157s, 2020	24,658	22,192	83,244	74,920	83,615	75,254
FRB Ser. 04-TF2A, Class H,
0.957s, 2019	100,000	98,000	132,000	129,360	128,000	125,440
Ser. 01-CK1, Class AY, IO,
0.838s, 2035	1,275,275	102	3,532,314	283	3,399,038	272
Ser. 04-C4, Class AX, IO,
0.436s, 2039	559,841	12,783	3,750,773	85,641	2,964,142	67,680
Ser. 05-C1, Class AX, IO,
0.196s, 2038	31,883,520	318,032	38,821,630	387,238	44,731,292	446,186

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

CWCapital Cobalt
FRB Ser. 07-C3, Class A3,
6.013s, 2046	$394,000	$422,864	$—	$—	$—	$—
Ser. 07-C2, Class A2,
5.334s, 2047	1,109,989	1,179,218	—	—	868,056	922,196

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3,
6.1s, 2032	—	—	$192,447	192,408	169,027	168,994
Ser. 99-CG2, Class B4,
6.1s, 2032	—	—	571,000	568,087	551,000	548,189

Fannie Mae
IFB Ser. 10-100, Class QS,
IO, 6.394s, 2040	681,880	114,104	734,105	122,843	743,959	124,492
Ser. 10-98, Class DI, IO,
5s, 2040	390,603	63,438	173,933	28,248	218,658	35,512

Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI,
IO, 7.844s, 2043	50,828	10,319	—	—	—	—
Ser. T-56, Class A, IO,
0.306s, 2043	160,799	3,049	—	—	—	—
Ser. T-56, Class 1, IO,
zero %, 2043	171,991	505	—	—	—	—
Ser. T-56, Class 2, IO,
zero %, 2043	157,782	10	—	—	—	—
Ser. T-56, Class 3, IO,
zero %, 2043	128,205	24	—	—	—	—

Federal National
Mortgage Association
IFB Ser. 07-75, Class JS,
50.31s, 2037	101,072	193,296	—	—	178,392	341,167
IFB Ser. 06-62, Class PS,
38.363s, 2036	128,394	217,628	244,805	414,945	199,154	337,566
IFB Ser. 07-30, Class FS,
28.641s, 2037	115,547	192,599	383,323	638,938	294,676	491,177
IFB Ser. 06-49, Class SE,
27.975s, 2036	189,047	299,996	533,907	847,252	462,538	733,997
IFB Ser. 05-25, Class PS,
27.033s, 2035	78,573	123,612	—	—	57,353	90,228
IFB Ser. 06-30, Class HK,
25.575s, 2036	129,411	195,502	—	—	—	—
IFB Ser. 06-115, Class ES,
25.535s, 2036	—	—	492,625	748,480	378,850	575,613
IFB Ser. 06-8, Class HP,
23.627s, 2036	119,841	185,256	—	—	375,970	581,194
IFB Ser. 05-99, Class SA,
23.627s, 2035	50,303	74,033	241,959	356,100	242,965	357,581
IFB Ser. 05-74, Class DM,
23.444s, 2035	105,658	156,711	217,127	322,042	218,184	323,609
IFB Ser. 05-45, Class DC,
23.37s, 2035 F	103,335	151,371	361,673	529,799	258,338	378,428

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
IFB Ser. 06-46, Class SK,
23.26s, 2036	$166,355	$248,561	$—	$—	$—	$—
IFB Ser. 05-95, Class OP,
19.564s, 2035	—	—	176,851	264,949	177,630	266,116
IFB Ser. 05-106, Class JC,
19.329s, 2035	—	—	129,785	186,521	123,471	177,447
IFB Ser. 05-83, Class QP,
16.728s, 2034	—	—	88,576	115,004	88,576	115,004
FRB Ser. 03-W6, Class PT1,
9.928s, 2042	24,210	29,604	—	—	—	—
IFB Ser. 04-89, Class EI, IO,
6.894s, 2034	194,259	28,746	—	—	—	—
IFB Ser. 04-24, Class CS, IO,
6.894s, 2034	73,962	12,851	—	—	—	—
IFB Ser. 04-60, Class SW, IO,
6.794s, 2034	130,973	21,985	—	—	—	—
IFB Ser. 05-48, Class SM, IO,
6.544s, 2034	63,014	9,037	731,789	104,946	654,516	93,864
IFB Ser. 07-54, Class CI, IO,
6.504s, 2037 F	77,144	11,391	—	—	—	—
IFB Ser. 07-58, Class SP, IO,
6.494s, 2037	—	—	902,216	161,151	717,039	128,075
IFB Ser. 07-28, Class SE, IO,
6.494s, 2037 F	61,287	9,007	—	—	—	—
IFB Ser. 07-24, Class SD, IO,
6.494s, 2037	55,154	8,292	639,576	96,154	571,694	85,948
IFB Ser. 05-90, Class GS, IO,
6.494s, 2035	—	—	—	—	98,760	14,299
IFB Ser. 05-17, Class ES, IO,
6.494s, 2035	52,530	7,959	—	—	—	—
IFB Ser. 06-123, Class CI,
IO, 6.484s, 2037	134,840	21,809	—	—	—	—
IFB Ser. 06-36, Class SP, IO,
6.444s, 2036	58,856	7,334	—	—	—	—
IFB Ser. 06-16, Class SM, IO,
6.444s, 2036 F	296,555	49,468	—	—	—	—
IFB Ser. 06-3, Class SB, IO,
6.444s, 2035	1,075,578	190,539	2,729,193	483,477	2,693,066	477,077
IFB Ser. 05-23, Class SG, IO,
6.444s, 2035	84,537	13,324	—	—	—	—
IFB Ser. 05-29, Class SY, IO,
6.444s, 2035	262,078	40,095	—	—	—	—
IFB Ser. 05-17, Class SA, IO,
6.444s, 2035 F	425,095	64,148	—	—	—	—
IFB Ser. 05-17, Class SE, IO,
6.444s, 2035	81,844	12,708	—	—	—	—
IFB Ser. 05-57, Class DI, IO,
6.444s, 2035	164,236	20,433	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
IFB Ser. 06-128, Class GS,
IO, 6.424s, 2037 F	$84,896	$12,349	$—	$—	$—	$—
IFB Ser. 06-109, Class SH,
IO, 6.364s, 2036 F	75,786	12,739	—	—	—	—
IFB Ser. 06-103, Class SB,
Federal National
Mortgage Association
IO, 6.344s, 2036 F	50,677	6,672	1,084,958	142,845	838,481	110,394
IFB Ser. 05-122, Class SG,
IO, 6.344s, 2035	70,050	10,162	—	—	—	—
IFB Ser. 05-122, Class SW,
IO, 6.344s, 2035	73,389	10,228	724,251	100,939	608,007	84,738
IFB Ser. 06-86, Class SB, IO,
6.294s, 2036	451,713	69,844	2,205,063	340,947	1,732,072	267,813
IFB Ser. 07-15, Class NI, IO,
6.244s, 2022	96,049	11,822	—	—	—	—
IFB Ser. 07-30, Class LI, IO,
6.184s, 2037	216,925	32,745	—	—	—	—
IFB Ser. 07-30, Class OI, IO,
6.184s, 2037	284,283	46,696	—	—	—	—
IFB Ser. 07-89, Class SA, IO,
6.174s, 2037 F	612,206	83,179	1,900,686	258,241	1,807,048	245,519
IFB Ser. 07-44, Class SB, IO,
6.174s, 2037	836,036	127,270	—	—	—	—
IFB Ser. 06-115, Class JI,
IO, 6.124s, 2036	186,353	28,704	—	—	—	—
IFB Ser. 06-123, Class LI,
IO, 6.064s, 2037	123,603	18,429	—	—	—	—
IFB Ser. 10-2, Class SD, IO,
6.044s, 2040	444,888	46,502	379,225	39,639	325,366	34,009
IFB Ser. 07-39, Class AI, IO,
5.864s, 2037	126,095	17,589	—	—	—	—
IFB Ser. 07-32, Class SD, IO,
5.854s, 2037	93,202	12,551	—	—	—	—
IFB Ser. 07-30, Class UI, IO,
5.844s, 2037	77,030	10,217	—	—	—	—
IFB Ser. 07-32, Class SC, IO,
5.844s, 2037 F	122,634	16,081	—	—	—	—
IFB Ser. 07-1, Class CI, IO,
5.844s, 2037 F	83,807	11,032	—	—	—	—
Ser. 06-W3, Class 1AS, IO,
5.756s, 2046	285,199	43,228	—	—	—	—
IFB Ser. 09-3, Class SE, IO,
5.244s, 2037	133,989	16,714	—	—	—	—
Ser. 03-W12, Class 2, IO,
2.229s, 2043	468,893	35,970	—	—	—	—
Ser. 03-W10, Class 3, IO,
1.791s, 2043	100,512	6,562	—	—	—	—
Ser. 03-W10, Class 1, IO,
1.673s, 2043	251,880	14,873	—	—	—	—

104

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
Ser. 03-W8, Class 12, IO,
1.637s, 2042	$370,262	$21,874	$—	$—	$—	$—
Ser. 03-T2, Class 2, IO,
0.811s, 2042	342,505	8,685	—	—	—	—
Ser. 03-W6, Class 51, IO,
0.655s, 2042	54,255	1,084	—	—	—	—
Ser. 01-T12, Class IO,
0.565s, 2041	1,313,132	27,030	—	—	—	—
Ser. 03-W2, Class 1, IO,
0.466s, 2042	239,302	1,868	—	—	—	—
Ser. 02-T4, IO, 0.444s, 2041	1,375,478	23,211	—	—	—	—
Ser. 01-50, Class B1, IO,
0.432s, 2041	2,080,317	27,438	—	—	—	—
Ser. 02-T1, Class IO, IO,
0.422s, 2031	283,259	4,263	—	—	—	—
Ser. 03-W6, Class 3, IO,
0.368s, 2042	75,563	856	—	—	—	—
Ser. 03-W6, Class 23, IO,
0.35s, 2042	80,027	893	—	—	—	—
Ser. 02-W8, Class 1, IO,
0.349s, 2042	909,623	12,507	—	—	—	—
Ser. 01-79, Class BI, IO,
0.323s, 2045	694,609	7,796	—	—	—	—
Ser. 03-34, Class P1, PO,
zero %, 2043	29,222	22,647	—	—	—	—
Ser. 07-64, Class LO, PO,
zero %, 2037	—	—	—	—	229,296	215,220
Ser. 07-14, Class KO, PO,
zero %, 2037	—	—	137,749	123,087	106,816	95,447
Ser. 06-125, Class OX, PO,
zero %, 2037	—	—	45,425	41,862	44,102	40,643
Ser. 06-84, Class OT, PO,
zero %, 2036	—	—	34,454	31,924	34,454	31,924
Ser. 06-46, Class OC, PO,
zero %, 2036	—	—	53,389	47,729	—	—
Ser. 05-50, Class LO, PO,
zero %, 2035	6,059	5,989	—	—	—	—
Ser. 04-61, Class CO, PO,
zero %, 2031	77,861	76,900	—	—	—	—
FRB Ser. 06-115, Class SN,
zero %, 2036 F	56,471	47,190	311,718	260,491	265,977	222,267
FRB Ser. 06-104, Class EK,
zero %, 2036	14,103	13,386	18,615	17,669	25,526	24,228
FRB Ser. 05-117, Class GF,
zero %, 2036	24,084	23,590	26,774	26,225	23,443	22,962
FRB Ser. 05-91, Class EF,
zero %, 2035	7,276	7,225	—	—	—	—
FRB Ser. 05-65, Class ER,
zero %, 2035	5,455	5,417	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
FRB Ser. 05-36, Class QA,
zero %, 2035	$—	$—	$14,999	$14,686	$14,477	$14,175
FRB Ser. 06-1, Class HF,
zero %, 2032	—	—	8,622	8,133	13,124	12,379

FFCA Secured Lending Corp.
144A Ser. 00-1, Class X, IO,
1.13s, 2020	247,728	4,955	957,771	19,155	612,111	12,242

First Union National
Bank-Bank of America
Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO,
1.827s, 2033	—	—	2,980,098	2,781	2,654,323	2,477

First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F,
7 1/2s, 2029	—	—	580,000	630,034	538,000	584,410
Ser. 97-C2, Class G,
7 1/2s, 2029	71,000	78,113	185,000	203,535	288,000	316,854

First Union-Lehman
Brothers-Bank of America
144A Ser. 98-C2, Class G,
7s, 2035 F	—	—	—	—	703,000	632,493

Freddie Mac
IFB Ser. 3182, Class PS,
27.571s, 2032 F	158,590	235,187	—	—	296,741	440,062
IFB Ser. 3182, Class SP,
27.571s, 2032	167,057	250,710	—	—	—	—
IFB Ser. 3408, Class EK,
24.758s, 2037	—	—	554,425	816,168	482,992	711,012
IFB Ser. 2976, Class KL,
23.44s, 2035	122,423	188,338	390,926	601,408	374,957	576,842
IFB Ser. 2979, Class AS,
23.33s, 2034	—	—	90,496	129,525	91,010	130,261
IFB Ser. 3065, Class DC,
19.088s, 2035	133,070	189,660	—	—	380,385	542,151
IFB Ser. 2990, Class LB,
16.288s, 2034	118,916	157,039	403,508	532,864	386,190	509,994
IFB Ser. 3031, Class BS,
16.082s, 2035 F	139,563	180,061	—	—	—	—
IFB Ser. 3184, Class SP, IO,
7.093s, 2033 F	118,505	11,616	—	—	—	—
IFB Ser. 3110, Class SP, IO,
7.043s, 2035	—	—	805,337	150,679	886,569	165,877
IFB Ser. 3269, Class KS, IO,
6.993s, 2037	2,799,147	325,121	—	—	—	—
IFB Ser. 3156, Class PS, IO,
6.993s, 2036	—	—	1,377,126	241,135	1,303,930	228,318
IFB Ser. 3149, Class LS, IO,
6.943s, 2036	249,995	47,992	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 3119, Class PI, IO,
6.943s, 2036	$80,797	$15,490	$—	$—	$—	$—
IFB Ser. 2882, Class NS, IO,
6.943s, 2034	—	—	1,789,489	222,899	—	—
IFB Ser. 3151, Class SI, IO,
6.893s, 2036	955,566	159,703	—	—	—	—
IFB Ser. 3157, Class SA, IO,
6.893s, 2036	212,395	40,104	—	—	—	—
IFB Ser. 3203, Class SH, IO,
6.883s, 2036 F	70,289	11,195	—	—	—	—
IFB Ser. 2835, Class AI, IO,
6.843s, 2034	47,102	7,950	—	—	—	—
IFB Ser. 2828, Class TI, IO,
6.793s, 2030	39,955	5,002	—	—	—	—
IFB Ser. 3249, Class SI, IO,
6.493s, 2036	69,699	11,029	—	—	—	—
IFB Ser. 3028, Class ES, IO,
6.493s, 2035 F	191,698	30,748	—	—	—	—
IFB Ser. 3316, Class SA, IO,
6.473s, 2037	58,886	8,359	1,451,229	206,009	—	—
IFB Ser. 3287, Class SE, IO,
6.443s, 2037	495,015	74,426	2,047,763	307,881	1,830,829	275,265
IFB Ser. 3123, Class LI, IO,
6.443s, 2036	104,183	18,353	—	—	—	—
IFB Ser. 3107, Class DC, IO,
6.443s, 2035 F	112,980	17,808	—	—	—	—
IFB Ser. 3256, Class S, IO,
6.433s, 2036	128,388	19,347	—	—	—	—
IFB Ser. 3031, Class BI, IO,
6.433s, 2035	55,553	9,990	312,211	56,147	313,322	56,346
IFB Ser. 3249, Class SM, IO,
6.393s, 2036	61,523	10,107	—	—	—	—
IFB Ser. 3240, Class SM, IO,
6.393s, 2036	58,341	8,521	1,244,106	181,714	961,611	140,453
IFB Ser. 3147, Class SD, IO,
6.393s, 2036	547,915	75,938	2,266,398	314,110	2,026,477	280,858
IFB Ser. 3398, Class SI, IO,
6.393s, 2036	—	—	2,189,124	288,351	1,860,830	245,109
IFB Ser. 3067, Class SI, IO,
6.393s, 2035	202,222	33,818	—	—	—	—
IFB Ser. 3128, Class JI, IO,
6.373s, 2036	164,407	24,890	—	—	—	—
IFB Ser. 3240, Class S, IO,
6.363s, 2036	195,743	31,331	—	—	—	—
IFB Ser. 3065, Class DI, IO,
6.363s, 2035	—	—	238,585	39,212	239,713	39,397
IFB Ser. 3145, Class GI, IO,
6.343s, 2036	144,275	22,032	—	—	—	—
IFB Ser. 3114, Class GI, IO,
6.343s, 2036	55,741	9,611	315,492	54,398	347,264	59,876
IFB Ser. 3114, Class IP, IO,
6.343s, 2036	74,706	11,110	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 3153, Class QI, IO,
6.293s, 2036	$215,484	$46,116	$352,876	$75,519	$—	$—
IFB Ser. 3346, Class SC, IO,
6.293s, 2033	14,590,053	2,074,997	—	—	—	—
IFB Ser. 3346, Class SB, IO,
6.293s, 2033	—	—	—	—	1,254,809	177,543
IFB Ser. 3349, Class AS, IO,
6.243s, 2037	—	—	—	—	4,176,736	628,306
IFB Ser. 3171, Class PS, IO,
6.228s, 2036	106,263	14,368	1,028,135	139,016	869,019	117,502
IFB Ser. 3171, Class ST, IO,
6.228s, 2036 F	439,933	69,052	1,813,281	284,611	1,590,164	249,591
IFB Ser. 3152, Class SY, IO,
6.223s, 2036	102,366	18,063	—	—	—	—
IFB Ser. 3510, Class DI, IO,
6.223s, 2035	244,897	38,809	—	—	—	—
IFB Ser. 3181, Class PS, IO,
6.213s, 2036	74,342	11,177	—	—	—	—
IFB Ser. 3199, Class S, IO,
6.193s, 2036	51,667	8,103	—	—	—	—
IFB Ser. 3012, Class UI, IO,
6.163s, 2035	61,323	9,065	—	—	—	—
IFB Ser. 3240, Class GS, IO,
6.123s, 2036	126,710	19,466	—	—	—	—
IFB Ser. 3257, Class SI, IO,
6.063s, 2036	59,443	8,171	—	—	—	—
IFB Ser. 3225, Class EY, IO,
6.033s, 2036	1,691,345	232,881	—	—	—	—
IFB Ser. 3225, Class JY, IO,
6.033s, 2036	248,415	37,347	—	—	—	—
IFB Ser. 3339, Class TI, IO,
5.883s, 2037	148,685	21,626	—	—	—	—
IFB Ser. 3303, Class SD, IO,
5.833s, 2037	—	—	1,774,048	210,961	—	—
IFB Ser. 3012, Class IG, IO,
5.823s, 2035 F	259,530	40,909	—	—	—	—
IFB Ser. 3309, Class SG, IO,
5.813s, 2037 F	209,457	26,880	1,804,031	231,514	1,715,155	220,108
Ser. 3707, Class IK, IO,
5s, 2040	241,938	41,275	107,528	18,344	135,406	23,100
Ser. 3707, Class HI, IO,
4s, 2023	653,713	57,206	290,320	25,406	366,356	32,060
Ser. 3327, Class IF, IO,
zero %, 2037	45,861	488	98,274	1,046	80,516	857
Ser. 3391, PO, zero %, 2037	—	—	55,985	47,699	55,985	47,699
Ser. 3300, PO, zero %, 2037	—	—	—	—	268,337	243,088
Ser. 3206, Class EO, PO,
zero %, 2036	—	—	40,007	35,721	40,007	35,721
Ser. 1208, Class F, PO,
zero %, 2022	4,745	4,479	—	—	—	—
FRB Ser. 3349, Class DO,
zero %, 2037	—	—	14,967	14,859	12,617	12,526

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
FRB Ser. 3326, Class XF,
zero %, 2037 F	$—	$—	$12,078	$12,044	$10,292	$10,263
FRB Ser. 3326, Class YF,
zero %, 2037 F	—	—	70,320	68,403	63,463	61,733
FRB Ser. 3263, Class TA,
zero %, 2037	—	—	34,619	34,444	28,045	27,904
FRB Ser. 3147, Class SF,
zero %, 2036	—	—	184,119	159,002	137,621	118,846
FRB Ser. 3117, Class AF,
zero %, 2036	—	—	38,466	31,266	—	—
FRB Ser. 3047, Class BD,
zero %, 2035	—	—	42,838	42,011	31,522	30,914
FRB Ser. 3326, Class WF,
zero %, 2035 F	57,913	55,129	115,624	110,066	120,686	114,884
FRB Ser. 3036, Class AS,
zero %, 2035	—	—	52,055	41,787	—	—
FRB Ser. 3003, Class XF,
zero %, 2035 F	55,043	53,976	195,952	192,154	189,071	185,407
FRB Ser. 2947, Class GF,
zero %, 2034	17,232	16,932	35,306	34,691	25,963	25,510

GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.159s, 2043	8,940,117	72,084	15,845,995	127,766	15,237,406	122,859
Ser. 05-C3, Class XC, IO,
0.105s, 2045	72,302,746	378,837	158,012,116	827,919	138,575,954	726,081
Ser. 07-C1, Class XC, IO,
0.069s, 2049	24,010,840	113,927	67,122,381	318,482	52,907,493	251,035

GMAC Commercial Mortgage
Securities, Inc.
Ser. 97-C1, Class X, IO,
1.355s, 2029	384,318	16,105	—	—	—	—
Ser. 05-C1, Class X1, IO,
0.436s, 2043	2,907,381	38,541	12,229,235	162,116	13,282,404	176,077

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s,
2036	—	—	99,752	77,807	87,306	68,099
Ser. 06-C1, Class XC, IO,
0.139s, 2045	22,315,010	117,674	—	—	40,536,017	213,759

Government National
Mortgage Association
IFB Ser. 09-66, Class XS, IO,
6.543s, 2039	—	—	—	—	13,943,419	1,712,976
IFB Ser. 09-61, Class SA, IO,
6.443s, 2039	2,157,751	245,099	—	—	—	—
IFB Ser. 10-98, Class CS, IO,
6.443s, 2038	483,436	81,962	215,303	36,503	271,123	45,966
IFB Ser. 10-98, Class SA, IO,
6.443s, 2038	468,442	79,078	208,307	35,164	262,128	44,250
IFB Ser. 10-32, Class SP, IO,
6.443s, 2036	647,748	77,898	286,708	34,480	362,005	43,535

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Government National
Mortgage Association
IFB Ser. 10-113, Class AS,
IO, 6.4s, 2039	$469,000	$85,231	$208,000	$37,800	$263,000	$47,795
IFB Ser. 10-85, Class SA, IO,
6.393s, 2040	202,823	32,616	—	—	114,211	18,366
IFB Ser. 10-85, Class AS, IO,
6.393s, 2039	662,699	103,633	295,085	46,145	371,588	58,109
IFB Ser. 10-85, Class SD, IO,
6.393s, 2038	443,405	68,063	197,400	30,301	247,990	38,066
IFB Ser. 10-98, Class QS, IO,
6.343s, 2040	628,063	98,260	279,139	43,671	351,915	55,057
IFB Ser. 10-98, Class YS, IO,
6.343s, 2039	648,993	100,523	288,109	44,625	363,875	56,361
IFB Ser. 10-47, Class HS, IO,
6.343s, 2039	301,341	48,019	133,929	21,342	169,381	26,991
IFB Ser. 06-34, Class PS, IO,
6.333s, 2036	—	—	49,051	6,634	—	—
IFB Ser. 10-61, Class SC, IO,
6.293s, 2040	6,551,011	928,868	5,086,513	721,217	6,175,357	875,604
IFB Ser. 10-47, Class XN, IO,
6.293s, 2034	312,229	24,822	2,127,433	169,131	2,233,505	177,564
IFB Ser. 10-53, Class SA, IO,
6.243s, 2039 F	631,042	78,939	280,135	35,043	353,855	44,265
IFB Ser. 10-2, Class SA, IO,
6.243s, 2037	708,524	91,088	315,114	40,511	397,276	51,074
IFB Ser. 10-14, Class SX, IO,
6.193s, 2040	457,811	60,967	—	—	—	—
IFB Ser. 07-35, Class KY, IO,
6.193s, 2037	—	—	58,799	6,644	—	—
IFB Ser. 09-35, Class SP, IO,
6.143s, 2037	706,979	81,246	1,954,048	224,559	2,198,933	252,701
IFB Ser. 09-87, Class SN, IO,
5.993s, 2035	759,175	70,360	—	—	—	—
IFB Ser. 09-58, Class BS, IO,
5.943s, 2039	413,444	45,512	—	—	—	—
IFB Ser. 09-122, Class WS,
IO, 5.893s, 2039	3,597,716	350,993	—	—	—	—
IFB Ser. 09-58, Class SD, IO,
5.843s, 2039	1,093,472	107,127	—	—	—	—
IFB Ser. 09-87, Class TS, IO,
5.843s, 2035	586,219	70,211	—	—	—	—
Ser. 06-36, Class OD, PO,
zero %, 2036	—	—	28,932	27,239	21,299	20,053
Ser. 99-31, Class MP, PO,
zero %, 2029	7,212	6,628	34,071	31,313	17,036	15,657
FRB Ser. 07-73, Class KI, IO,
zero %, 2037 F	—	—	2,049,070	13,394	784,967	5,131
FRB Ser. 07-73, Class KM,
zero %, 2037	—	—	204,761	187,079	78,642	71,851
FRB Ser. 07-35, Class UF,
zero %, 2037	17,993	17,558	37,472	36,565	30,869	30,122

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Greenwich Capital Commercial
Funding Corp.
Ser. 05-GG5, Class A2,
5.117s, 2037	$59,327	$59,998	$—	$—	$835,815	$845,260
Ser. 05-GG5, Class XC, IO,
0.182s, 2037	12,213,749	32,662	38,904,065	104,037	39,010,740	104,323

Greenwich Capital Commercial
Funding Corp. 144A
Ser. 05-GG3, Class XC, IO,
0.462s, 2042	8,448,072	135,045	23,349,388	373,247	19,968,097	319,196

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
6.002s, 2045	805,185	873,101	2,710,357	2,938,972	2,301,310	2,495,422
Ser. 06-GG6, Class A2,
5.506s, 2038	401,646	406,361	537,615	543,926	—	—

GS Mortgage Securities Corp.
II 144A
Ser. 98-C1, Class F, 6s, 2030	—	—	249,228	250,474	251,008	252,263
FRB Ser. 07-EOP, Class J,
1.107s, 2020	130,000	112,535	383,000	331,544	240,000	207,756
Ser. 03-C1, Class X1, IO,
1.007s, 2040	5,014,647	78,853	4,123,782	64,844	5,942,989	93,451
Ser. 04-C1, Class X1, IO,
0.896s, 2028	1,393,763	770	1,898,860	1,050	1,898,860	1,050
Ser. 06-GG6, Class XC, IO,
0.11s, 2038	3,276,352	6,145	32,784,176	61,490	23,687,370	44,428

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	9,825	9,537	—	—	—	—
Ser. 05-RP3, Class 1A3, 8s,
2035	33,851	31,143	—	—	—	—
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	25,509	23,851	—	—	—	—

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3,
8s, 2035	29,994	27,895	—	—	—	—
Ser. 05-RP2, Class 1A2,
7 1/2s, 2035	33,897	31,864	—	—	—	—
Ser. 05-RP1, Class 1A2,
7 1/2s, 2035	76,046	74,145	—	—	—	—
IFB Ser. 04-4, Class 1AS, IO,
5.54s, 2034	1,215,613	154,991	—	—	—	—
FRB Ser. 04-4, Class 1AF,
0.656s, 2034	77,764	66,100	—	—	—	—

HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K,
3.107s, 2022	118,000	100,300	—	—	—	—

IMPAC Secured Assets Corp.
FRB Ser. 07-2, Class 1A1A,
0.366s, 2037	442,570	241,201	1,851,277	1,008,946	1,812,967	988,067

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

IndyMac Indx Mortgage
Loan Trust
FRB Ser. 06-AR3, Class 2A1A,
5.619s, 2036	$—	$—	$—	$—	$1,122,983	$614,833
FRB Ser. 06-AR25, Class 5A1,
5.59s, 2036	628,921	371,314	423,612	250,100	398,273	235,140
FRB Ser. 07-AR15, Class 1A1,
5.554s, 2037	2,001,153	1,285,741	1,424,257	915,085	1,340,816	861,474

JPMorgan Alternative Loan
Trust FRB Ser. 06-A1,
Class 5A1, 5.884s, 2036	1,308,492	1,020,624	924,728	721,288	858,716	669,798

JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F,
7.561s, 2029	51,636	54,807	164,590	174,698	164,590	174,698
FRB Ser. 07-LD12, Class A3,
6.188s, 2051	1,355,000	1,439,877	5,191,000	5,516,164	—	—
FRB Ser. 07-LD11, Class A3,
6.006s, 2049	10,000	10,557	—	—	—	—
Ser. 07-CB20, Class A3,
5.863s, 2051	21,000	22,610	—	—	—	—
Ser. 07-C1, Class ASB,
5.857s, 2051	1,610,000	1,739,267	—	—	1,387,000	1,498,362
Ser. 07-LD12, Class A2,
5.827s, 2051	404,000	422,871	—	—	—	—
Ser. 07-C1, Class A4,
5.716s, 2051	711,000	745,697	449,000	470,912	—	—
Ser. 06-LDP8, Class A2,
5.289s, 2045	170,329	178,977	—	—	—	—
Ser. 05-LDP2, Class AM,
4.78s, 2042	20,000	20,011	—	—	400,000	400,226
Ser. 06-LDP8, Class X, IO,
0.758s, 2045	2,864,539	75,109	15,116,327	396,355	12,747,197	334,235
Ser. 06-CB17, Class X, IO,
0.697s, 2043	2,388,851	61,618	13,049,749	336,604	14,002,931	361,190
Ser. 06-LDP9, Class X, IO,
0.636s, 2047	3,165,635	66,352	5,520,750	115,715	5,174,784	108,464
Ser. 08-C2, Class X, IO,
0.6s, 2051	69,407,165	1,580,096	—	—	—	—
Ser. 07-LDPX, Class X, IO,
0.519s, 2049	4,770,126	65,706	20,122,767	277,181	15,949,771	219,700
Ser. 06-CB16, Class X1, IO,
0.142s, 2045	3,239,234	41,760	14,985,723	193,196	12,528,743	161,521

JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 00-C9, Class G,
6 1/4s, 2032	32,965	33,267	208,203	210,108	225,553	227,617
Ser. 03-ML1A, Class X1, IO,
1.502s, 2039	600,005	15,810	—	—	—	—
Ser. 05-LDP2, Class X1, IO,
0.303s, 2042	18,022,021	284,233	44,103,729	695,578	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO,
0.194s, 2037	$3,990,433	$34,362	$11,422,072	$98,355	$10,979,921	$94,548
Ser. 07-CB20, Class X1, IO,
0.189s, 2051	7,057,731	69,920	39,703,697	393,341	32,153,866	318,545
Ser. 06-LDP6, Class X1, IO,
0.083s, 2043	—	—	22,864,202	88,850	16,484,909	64,060

Key Commercial Mortgage
Ser. 07-SL1, Class A2,
5.739s, 2040	1,091,000	1,030,995	—	—	—	—
Ser. 07-SL1, Class A1,
5.476s, 2040	489,693	503,159	—	—	—	—

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F,
6.41s, 2031	—	—	149,428	137,414	136,004	125,069
Ser. 99-C1, Class G,
6.41s, 2031	—	—	159,961	131,949	145,590	120,095
Ser. 98-C4, Class G,
5.6s, 2035	—	—	132,000	136,567	127,000	131,394
Ser. 98-C4, Class H,
5.6s, 2035	—	—	223,000	220,481	215,000	212,572

LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class A2,
5.845s, 2012	3,730,470	3,906,393	—	—	—	—
Ser. 07-C7, Class A2,
5.588s, 2045	550,000	575,304	—	—	944,000	987,431
Ser. 07-C2, Class A3,
5.43s, 2040	1,242,000	1,299,168	783,000	819,041	543,000	567,994
Ser. 06-C7, Class A2,
5.3s, 2038	173,000	178,218	—	—	—	—
Ser. 07-C2, Class XW, IO,
0.756s, 2040	1,157,344	28,300	4,505,025	110,160	3,546,447	86,721
Ser. 06-C6, Class XCL, IO,
0.181s, 2039	41,208,841	739,983	57,520,327	1,032,887	52,184,409	937,070

LB-UBS Commercial
Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO,
0.949s, 2037	1,051,237	18,560	4,855,856	85,731	4,058,633	71,656
Ser. 06-C7, Class XW, IO,
0.91s, 2038	1,756,703	49,294	9,388,763	263,452	10,094,397	283,252
Ser. 05-C3, Class XCL, IO,
0.35s, 2040	4,455,175	82,693	23,891,219	443,447	22,055,395	409,372
Ser. 05-C2, Class XCL, IO,
0.285s, 2040	13,154,238	104,382	26,278,656	208,526	34,851,235	276,552
Ser. 05-C5, Class XCL, IO,
0.266s, 2020	12,884,647	171,060	31,709,158	420,980	29,751,220	394,986
Ser. 05-C7, Class XCL, IO,
0.203s, 2040	11,358,304	80,371	29,497,766	208,726	29,576,930	209,286

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

LB-UBS Commercial
Mortgage Trust 144A
Ser. 06-C7, Class XCL, IO,
0.181s, 2038	$3,308,702	$54,519	$16,224,649	$267,340	$15,197,199	$250,410
Ser. 06-C1, Class XCL, IO,
0.174s, 2041	9,616,118	98,644	—	—	27,999,661	287,226
Ser. 07-C2, Class XCL, IO,
0.17s, 2040	9,941,213	131,215	38,713,257	510,980	30,473,789	402,227

MASTR Reperforming Loan
Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s,
2035	56,452	53,347	—	—	—	—
Ser. 05-1, Class 1A4, 7 1/2s,
2034	43,651	41,250	—	—	—	—

Merit Securities Corp. 144A
FRB Ser. 11PA, Class 3A1,
0.876s, 2027	214,175	173,355	307,647	249,011	253,183	204,928

Merrill Lynch/Countrywide
Commercial Mortgage Trust
144A Ser. 06-4, Class XC, IO,
0.208s, 2049	15,980,456	183,702	46,769,722	537,637	39,999,672	459,812

Merrill Lynch Floating Trust
144A FRB Ser. 06-1,
Class TM, 0.757s, 2022	554,794	485,444	491,817	430,340	579,784	507,311

Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 98-C3, Class E,
7.071s, 2030	—	—	137,000	144,650	127,000	134,091
FRB Ser. 05-A9, Class 3A1,
4.081s, 2035	312,248	249,200	906,847	723,741	986,016	786,924
Ser. 96-C2, Class JS, IO,
2.285s, 2028	216,073	11,106	127,435	6,550	48,622	2,499

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3,
6.02s, 2050	219,000	233,477	981,000	1,045,850	771,000	821,967
FRB Ser. 07-C1, Class A2,
5.916s, 2050	248,000	259,280	—	—	—	—
Ser. 05-MCP1, Class XC, IO,
0.225s, 2043	3,652,192	45,786	12,361,817	154,975	11,890,489	149,066

Merrill Lynch Mortgage
Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.356s, 2039	2,248,047	51,835	6,134,563	141,450	7,260,452	167,411
Ser. 05-LC1, Class X, IO,
0.223s, 2044	2,280,634	11,031	6,876,280	33,258	7,567,436	36,601

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A3,
6.163s, 2049	151,000	163,268	—	—	—	—
FRB Ser. 07-8, Class A2,
6.126s, 2049	257,000	277,837	1,160,000	1,254,048	905,000	978,374

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Merrill Lynch/Countrywide
Commercial Mortgage Trust
Ser. 06-1, Class A2,
5.439s, 2039	$350,088	$352,758	$—	$—	$—	$—
Ser. 07-6, Class A2,
5.331s, 2051	1,436,000	1,480,013	—	—	—	—
Ser. 2006-3, Class A2,
5.291s, 2046	429,000	437,456	—	—	—	—

Mezz Cap Commercial Mortgage
Trust 144A Ser. 07-C5, Class X,
IO, 4.654s, 2017	—	—	600,364	48,029	504,641	40,371

Mezz Cap Commercial Mortgage
Trust 144A
Ser. 06-C4, Class X, IO,
5.567s, 2045	887,012	88,701	2,221,463	222,146	2,285,257	228,526
Ser. 05-C3, Class X, IO,
5.004s, 2044	384,405	30,752	608,177	48,654	609,105	48,728

Morgan Stanley Capital I
Ser. 98-CF1, Class D,
7.35s, 2032	19,254	19,551	—	—	—	—
FRB Ser. 07-IQ15, Class A2,
6.035s, 2049	—	—	—	—	812,000	857,057
FRB Ser. 06-T23, Class A2,
5.912s, 2041	1,306,000	1,402,526	1,575,000	1,691,408	1,797,000	1,929,816

Morgan Stanley Capital I 144A
Ser. 07-HQ13, Class X1, IO,
0.797s, 2044	4,520,986	89,018	20,651,778	406,634	—	—
Ser. 05-HQ5, Class X1, IO,
0.135s, 2042	2,717,920	15,275	7,451,971	41,880	5,865,915	32,966

Morgan Stanley Re-REMIC Trust
144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	1,333,143	1,379,803	561,714	581,374	—	—

Mortgage Capital
Funding, Inc. Ser. 97-MC2,
Class X, IO, 2.009s, 2012	539	8	149	2	—	—

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT,
7.402s, 2035	28,015	27,034	—	—	—	—

PNC Mortgage Acceptance
Corp. 144A
Ser. 99-CM1, Class B3,
7.1s, 2032	—	—	—	—	329,282	329,282
Ser. 00-C1, Class J,
6 5/8s, 2033 F	—	—	118,000	1,180	189,000	1,890

Salomon Brothers Mortgage
Securities VII 144A
Ser. 02-KEY2, Class X1, IO,
2.154s, 2036	2,349,177	62,018	8,718,755	230,175	7,637,593	201,632

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037	$614,711	$433,371	$3,050,712	$2,150,752	$2,718,164	$1,916,305
FRB Ser. 06-9, Class 1A1,
5.402s, 2036	1,053,187	633,682	449,712	270,583	—	—
FRB Ser. 05-18, Class 6A1,
2.84s, 2035	67,268	52,806	—	—	—	—

Structured Asset
Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
5.982s, 2037	1,505,251	233,260	—	—	—	—
Ser. 07-4, Class 1A4, IO,
1s, 2037	1,505,251	48,611	—	—	—	—

Vericrest Opportunity Loan
Transferee 144A
Ser. 10-NPL1, Class M,
6s, 2039	1,155,000	1,143,450	1,777,000	1,759,230	1,546,000	1,530,540

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3,
6.102s, 2051	406,000	432,284	—	—	—	—
FRB Ser. 07-C33, Class A2,
6.057s, 2051	13,000	13,578	—	—	—	—
FRB Ser. 07-C32, Class A2,
5.928s, 2049	1,031,000	1,073,131	512,000	532,923	1,564,000	1,627,912
Ser. 06-C27, Class A2,
5.624s, 2045	347,810	357,064	150,276	154,275	118,142	121,285
Ser. 07-C31, Class A2,
5.421s, 2047	—	—	1,781,000	1,850,700	—	—
Ser. 07-C30, Class APB,
5.294s, 2043	709,000	728,886	752,000	773,092	968,000	995,151
Ser. 06-C29, IO, 0.53s, 2048	17,866,962	333,319	46,969,396	876,242	—	—
Ser. 07-C34, IO, 0.523s, 2046	4,714,880	83,972	10,571,769	188,283	8,712,408	155,168

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
3.557s, 2018	—	—	164,000	98,400	156,000	93,600
Ser. 03-C3, Class IOI, IO,
1.295s, 2035	431,081	8,547	3,238,909	64,215	3,242,005	64,276
Ser. 07-C31, IO, 0.435s, 2047	9,146,371	108,202	35,616,542	421,344	28,035,766	331,663
Ser. 05-C18, Class XC, IO,
0.175s, 2042	11,392,485	104,127	19,439,752	177,679	22,446,857	205,164
Ser. 06-C27, Class XC, IO,
0.156s, 2045	3,594,305	28,072	16,627,335	129,859	13,901,014	108,567
Ser. 06-C23, Class XC, IO,
0.087s, 2045	4,444,931	22,669	29,297,453	149,417	32,159,692	164,014
Ser. 06-C26, Class XC, IO,
0.073s, 2045	17,261,429	45,225	13,749,422	36,023	8,515,125	22,310

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

WAMU Commercial Mortgage
Securities Trust 144A
Ser. 05-C1A, Class G,
5.72s, 2014	$—	$—	$46,000	$14,720	$44,000	$14,080
Ser. 07-SL2, Class A1,
5.422s, 2049	1,632,979	1,407,644	—	—	—	—
Ser. 06-SL1, Class X, IO,
0.943s, 2043	412,190	12,407	2,204,715	66,362	2,370,319	71,347
Ser. 07-SL2, Class X, IO,
0.851s, 2049	1,253,108	33,333	5,332,049	141,833	4,223,809	112,353

Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class F, 5.3s, 2014	107,000	74,467	—	—	—	—

Total mortgage-backed securities
(cost $71,243,263, $69,291,826
and $70,605,739)		$76,632,438		$78,241,995		$80,245,686

ASSET-BACKED SECURITIES*	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
0.406s, 2036	$107,000	$55,284	$475,000	$245,420	$377,000	$194,786
FRB Ser. 06-HE3, Class A2C,
0.406s, 2036	119,000	58,935	549,000	271,892	436,000	215,928

Ace Securities Corp. 144A
Ser. 03-MH1, Class M2,
6 1/2s, 2030	366,357	386,506	176,665	186,382	—	—

Ameriquest Mortgage
Securities, Inc.
FRB Ser. 04-R10, Class A5,
0.646s, 2034	50	47	—	—	—	—
FRB Ser. 04-R11, Class A2,
0.626s, 2034	5,189	4,813	—	—	—	—

Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 04-HE7, Class A2,
0.636s, 2034	126	101	—	—	—	—
FRB Ser. 04-HE6, Class A2,
0.616s, 2034	77,763	57,595	275,390	203,967	264,196	195,676
FRB Ser. 06-HE4, Class A5,
0.416s, 2036	99,605	61,268	456,789	280,976	366,700	225,561

BankAmerica Manufactured
Housing Contract Trust
Ser. 97-2, Class M, 6.9s,
2028	778,000	1,135,880	370,000	540,200	—	—

Bay View Auto Trust
Ser. 05-LJ2, Class D,
5.27s, 2014	62,000	62,230	139,000	139,516	134,000	134,497
Ser. 05-LJ2, Class C,
4.92s, 2014	45,898	45,987	21,113	21,154	20,654	20,694

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bayview Financial
Acquisition Trust
Ser. 04-B, Class A1, 1.26s, 2039	$—	$—	$681,317	$241,868	$894,691	$317,615
FRB Ser. 04-D, Class A,
0.841s, 2044	39,809	36,524	130,121	119,385	127,031	116,550

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 05-3, Class A1,
0.706s, 2035	46,196	42,105	—	—	—	—
FRB Ser. 03-ABF1, Class A,
0.626s, 2034	12,982	9,848	—	—	—	—

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	3,062,341	2,189,574	1,904,271	1,361,554	369,526	264,211

Chase Funding Loan
Acquisition Trust FRB
Ser. 04-AQ1, Class A2,
0.656s, 2034	58,702	51,642	—	—	—	—

Citigroup Mortgage Loan
Trust, Inc. Ser. 03-HE3,
Class A, 0.644s, 2033	425,581	368,614	—	—	—	—

Citigroup Mortgage Loan
Trust, Inc. 144A FRB
Ser. 03-HE4, Class A,
0.666s, 2033	126,395	104,098	—	—	—	—

Conseco Finance
Securitizations Corp.
Ser. 00-5, Class A7,
8.2s, 2032	—	—	1,149,555	1,023,104	762,946	679,022
Ser. 00-5, Class A6,
7.96s, 2032	375,761	319,396	1,485,407	1,262,596	1,360,606	1,156,515
Ser. 02-1, Class M1F,
7.954s, 2033	—	—	510,000	545,181	676,000	722,632
Ser. 02-2, Class M1,
7.424s, 2033	83,000	77,577	216,000	201,887	154,000	143,938
Ser. 01-1, Class A5,
6.99s, 2031	904,096	931,219	3,606,262	3,714,449	3,214,002	3,310,422
FRB Ser. 02-1, Class M1A,
2.309s, 2033	725,000	597,025	1,996,000	1,643,673	1,264,000	1,040,883

Countrywide Asset
Backed Certificates
FRB Ser. 04-6, Class 2A5,
0.646s, 2034	29,338	26,149	262,536	234,000	219,980	196,069
FRB Ser. 04-5, Class 4A3,
0.576s, 2034	25,636	23,550	90,299	82,952	86,932	79,859

Credit-Based Asset Servicing
and Securitization FRB
Ser. 02-CB2, Class A2,
1.356s, 2032	24,282	20,128	—	—	—	—

Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038 F	—	—	344,698	103,399	318,261	95,469

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
0.586s, 2036	$231,000	$131,923	$1,045,000	$596,796	$816,000	$466,015
FRB Ser. 06-2, Class 2A3,
0.426s, 2036	392,000	228,509	1,688,000	983,986	1,342,000	782,292

GE Business Loan Trust 144A
Ser. 04-2, Class D, 3.007s, 2032	—	—	99,675	19,935	122,589	24,518
Ser. 04-2, Class C, 1.107s, 2032	—	—	74,470	8,192	122,589	13,485

Green Tree Financial Corp.
Ser. 94-4, Class B2,
8.6s, 2019	1,145,219	604,277	514,365	271,406	—	—
Ser. 96-8, Class A7,
8.05s, 2027	10,128	10,512	—	—	—	—
Ser. 96-5, Class M1,
8.05s, 2027	—	—	238,206	212,004	322,794	287,286
Ser. 96-6, Class M1,
7.95s, 2027	2,582,000	2,607,820	1,222,000	1,234,220	1,077,000	1,087,770
Ser. 99-5, Class A5,
7.86s, 2029	583,473	533,878	2,253,038	2,061,529	1,840,746	1,684,282
Ser. 96-2, Class M1,
7.6s, 2026	1,460,000	1,387,000	691,000	656,450	609,000	578,550
Ser. 97-6, Class A9,
7.55s, 2029	52,150	53,848	—	—	97,389	100,559
Ser. 97-3, Class A6,
7.32s, 2028	1,490	1,593	—	—	—	—
Ser. 96-10, Class A6,
7.3s, 2028	8,660	8,885	—	—	—	—
Ser. 95-8, Class M1,
7.3s, 2026	33,281	34,035	—	—	—	—
Ser. 96-10, Class M1,
7.24s, 2028	—	—	449,000	457,980	625,000	637,500
Ser. 97-6, Class M1,
7.21s, 2029	293,000	259,488	688,000	609,310	946,000	837,801
Ser. 96-2, Class A4,
7.2s, 2027	61,097	61,541	—	—	—	—
Ser. 97-3, Class A5,
7.14s, 2028	17,237	18,344	—	—	—	—
Ser. 95-10, Class B1,
7.05s, 2027	311,648	305,259	—	—	—	—
Ser. 93-4, Class A5,
7.05s, 2019	4,143	4,259	—	—	—	—
Ser. 93-3, Class B,
6.85s, 2018	106,199	96,377	49,611	45,022	—	—
Ser. 99-3, Class A7,
6.74s, 2031	71,843	72,203	97,787	98,276	100,448	100,950
Ser. 99-2, Class A7,
6.44s, 2030	—	—	400,149	399,917	557,680	557,357
Ser. 98-7, Class M1,
6.4s, 2030	118,000	81,025	218,000	149,691	136,000	93,385
Ser. 99-1, Class A6,
6.37s, 2025	198,407	200,392	280,426	283,231	174,974	176,723
Ser. 98-2, Class A5,
6.24s, 2016	8,088	8,170	—	—	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Greenpoint Manufactured
Housing Ser. 00-3, Class IA,
8.45s, 2031	$3,576,098	$3,343,652	$3,399,885	$3,178,892	$1,307,317	$1,222,342

High Income Trust Securities
144A FRB Ser. 03-1A,
Class A, 0.911s, 2036	—	—	336,598	134,639	306,311	122,525

Home Equity Asset Trust
FRB Ser. 04-7, Class A3,
0.646s, 2035	309	257	—	—	—	—
FRB Ser. 06-1, Class 2A4,
0.586s, 2036	117,000	97,277	527,000	438,160	415,000	345,041

JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 06-FRE1, Class A4,
0.546s, 2035	100,000	62,778	443,000	278,106	347,000	217,839

Lehman ABS Manufactured
Housing Contract Ser. 01-B,
Class A5, 5.873s, 2022	47,362	48,902	—	—	—	—

Lehman XS Trust FRB
Ser. 07-6, Class 2A1,
0.466s, 2037	871,893	284,159	4,052,276	1,320,677	3,130,710	1,020,330

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4,
0.876s, 2035	—	—	240,000	156,757	216,000	141,082
FRB Ser. 06-4, Class 2A4,
0.516s, 2036	111,000	42,024	503,000	190,434	394,000	149,167

Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class M2, 2.506s, 2032	507,000	471,510	—	—	—	—

Marriott Vacation Club Owner
Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	—	—	15,232	8,554	16,361	9,187
Ser. 04-2A, Class D,
5.389s, 2026	—	—	9,692	5,286	9,506	5,184
Ser. 04-1A, Class C,
5.265s, 2026	—	—	26,290	22,307	24,412	20,713
FRB Ser. 02-1A, Class A1,
0.957s, 2024	5,331	5,110	22,589	21,656	22,220	21,302

MASTR Asset Backed
Securities Trust
FRB Ser. 04-OPT2, Class A2,
0.606s, 2034	17,045	14,026	—	—	—	—
FRB Ser. 06-FRE2, Class A4,
0.406s, 2036	55,557	28,527	250,966	128,865	197,324	101,321
FRB Ser. 04-HE1, Class A1,
0.656s, 2034	27	27	—	—	—	—

Merrill Lynch Mortgage
Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	2,150	25	6,381	75	5,895	69
FRB Ser. 04-HE2, Class A1A,
0.656s, 2035	2,998	2,709	—	—	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Mid-State Trust Ser. 11,
Class B, 8.221s, 2038	$61,372	$59,315	$163,821	$158,330	$126,611	$122,367

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5,
0.936s, 2035	—	—	101,721	56,783	91,549	51,104
FRB Ser. 05-HE1, Class M3,
0.776s, 2034	—	—	150,000	124,457	135,000	112,012
FRB Ser. 04-HE8, Class A4,
0.636s, 2034	6,211	4,948	—	—	—	—

New Century Home Equity Loan
Trust Ser. 03-5, Class AI7,
5.15s, 2033	67,541	67,712	229,500	230,081	201,243	201,753

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
0.416s, 2036	122,789	60,861	556,997	276,079	434,209	215,218
FRB Ser. 06-2, Class A2C,
0.406s, 2036	138,000	85,194	626,000	386,458	488,000	301,265

Oakwood Mortgage
Investors, Inc.
Ser. 00-A, Class A3,
7.945s, 2022	58,047	40,799	225,822	158,723	220,954	155,301
Ser. 95-B, Class B1,
7.55s, 2021	—	—	112,977	84,427	163,053	121,849
Ser. 98-A, Class M,
6.825s, 2028	454,000	435,294	219,000	209,977	—	—
Ser. 01-E, Class A4,
6.81s, 2031	516,311	441,446	680,750	582,041	737,188	630,296
Ser. 99-B, Class A3,
6.45s, 2017	99,715	90,741	211,014	192,023	195,342	177,761
Ser. 99-A, Class A3,
6.09s, 2029	128,189	129,583	—	—	—	—
Ser. 02-C, Class A1,
5.41s, 2032	297,057	286,660	651,893	629,076	603,254	582,140
Ser. 01-D, Class A2,
5.26s, 2019	43,154	30,316	—	—	263,797	185,317
Ser. 02-B, Class A2,
5.19s, 2019	—	—	—	—	794,167	715,994
Ser. 02-A, Class A2,
5.01s, 2020	153,491	137,749	—	—	76,746	68,874

Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	—	—	60,430	58,315	79,981	77,182

Origen Manufactured Housing
Ser. 04-B, Class A3, 4 3/4s, 2021	42,612	43,016	—	—	—	—

Ownit Mortgage Loan
Asset-Backed Certificates
FRB Ser. 06-7, Class A2A,
0.326s, 2037	109,027	100,502	—	—	—	—

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4,
1.086s, 2036	—	—	97,000	35,536	88,000	32,239

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Popular ABS Mortgage Pass-
Through Trust FRB Ser. 04-4,
Class AV1, 0.596s, 2034	$3,425	$2,802	$—	$—	$—	$—

Renaissance Home Equity Loan
Trust FRB Ser. 04-3,
Class AV1, 0.676s, 2034	105,294	84,555	—	—	—	—

Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
0.446s, 2036	96,411	74,438	446,866	345,021	355,275	274,305
FRB Ser. 07-RZ1, Class A2,
0.416s, 2037	207,000	113,299	840,000	459,764	667,000	365,075

Residential Asset
Securities Corp. FRB
Ser. 06-EMX3, Class A2,
0.436s, 2036	571,960	428,970	—	—	—	—

Saxon Asset Securities Trust
FRB Ser. 04-3, Class A,
0.596s, 2034	20,877	18,639	—	—	—	—

Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2,
0.906s, 2035	—	—	93,147	346	83,832	311
FRB Ser. 07-NC2, Class A2B,
0.396s, 2037	171,000	81,233	789,000	374,811	628,000	298,328
FRB Ser. 07-BR5, Class A2A,
0.386s, 2037	84,824	61,031	844,942	607,936	300,351	216,102
FRB Ser. 07-BR4, Class A2A,
0.346s, 2037	107,872	75,780	714,201	501,726	267,207	187,713

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D,
0.466s, 2036	234,000	85,069	1,061,000	385,719	832,000	302,468

Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
0.426s, 2036	111,000	87,611	—	—	394,000	310,979
FRB Ser. 06-3, Class A3,
0.416s, 2036	552,267	309,412	2,377,478	1,331,999	1,890,128	1,058,957

Structured Asset Investment
Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.516s, 2036	111,000	16,234	503,000	73,564	394,000	57,623

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038	—	—	349,000	41,880	299,000	35,880

TIAA Real Estate CDO, Ltd.
144A FRB Ser. 02-1A,
Class III, 7.6s, 2037	100,000	94,000	384,000	360,960	278,000	261,320

UCFC Mfd. Hsg. Contract
Ser. 97-4, Class A4,
6.995s, 2029	310,288	322,699	—	—	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

WAMU Asset-Backed
Certificates FRB
Ser. 07-HE2, Class 2A1,
0.366s, 2037	$215,681	$146,663	$1,268,244	$862,406	$2,105,988	$1,432,072

Wells Fargo Home Equity Trust
FRB Ser. 07-1, Class A3,
0.576s, 2037	—	—	222,000	76,313	174,000	59,813

Total asset-backed securities
(cost $22,528,318, $44,390,832
and $36,457,888)		$21,792,987		$35,000,659	$28,526,520

INVESTMENT COMPANIES*	Growth 0.8%		Balanced 1.1%		Conservative 0.7%

	Shares	Value	Shares	Value	Shares	Value
Ares Capital Corp.	6,454	$101,005	4,220	$66,043	2,043	$31,973

BlackRock Kelso Capital Corp.	19,168	220,432	12,495	143,693	6,086	69,989

Financial Select Sector SPDR
Fund SG SB SC	247,200	3,547,320	186,100	2,670,535	103,700	1,488,095

Harris & Harris Group, Inc. †	66,600	284,382	54,600	233,142	31,800	135,786

iPath MSCI India Index ETN SG	12,400	939,424	—	—	—	—

iShares MSCI EAFE Index Fund	18,481	1,014,977	8,900	488,788	3,600	197,712

iShares Russell 2000 Growth
Index Fund SG SB SC	6,713	501,730	4,602	343,953	5,129	383,341

iShares Russell 2000 Value
Index Fund	10,886	673,843	7,217	446,732	5,445	337,046

MCG Capital Corp.	88,931	519,357	59,300	346,312	27,814	162,434

NGP Capital Resources Co.	24,775	224,462	16,357	148,194	7,703	69,789

SPDR S&P 500 ETF Trust	46,681	5,327,236	87,416	9,975,914	36,462	4,161,043

Total investment companies
(cost $11,806,283, $13,871,154
and $6,063,012)		$13,354,168		$14,863,306		$7,037,208

PURCHASED OPTIONS
OUTSTANDING*		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.50% versus the three
month USD-LIBOR-BBA maturing
November 17, 2040.	Nov-10/3.50	—	$—	7,811,500	$362,141	14,355,200	$665,507

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.50%
versus the three month
USD-LIBOR-BBA maturing
November 17, 2040.	Nov-10/3.50	—	—	7,811,500	138,810	14,355,200	255,092

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a
fixed rate of 3.74% versus
the three month
USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	—	$—	6,433,000	$656,745	—	$—

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed
rate of 3.74% versus the
three month USD-LIBOR-BBA
maturing November 10, 2020.	Nov-10/3.74	—	—	6,433,000	129	—	—

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 4.04% versus the three
month USD-LIBOR-BBA maturing
September 11, 2025.	Sep-15/4.04	15,352,800	1,115,381	21,562,300	1,566,501	20,461,100	1,486,499

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 4.04%
versus the three month
USD-LIBOR-BBA maturing
September 11, 2025.	Sep-15/4.04	15,352,800	1,027,256	21,562,300	1,442,733	20,461,100	1,369,052

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 4.375% versus the three
month USD-LIBOR-BBA maturing
August 10, 2045.	Aug-15/4.375	1,200,900	214,673	2,918,500	521,711	2,523,300	451,065

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate
of 4.375% versus the three
month USD-LIBOR-BBA maturing
August 10, 2045.	Aug-15/4.375	1,200,900	119,889	2,918,500	291,363	2,523,300	251,909

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 4.46% versus the three
month USD-LIBOR-BBA maturing
August 7, 2045.	Aug-15/4.46	1,200,900	223,843	2,918,500	543,997	2,523,300	470,334

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 4.46%
versus the three month
USD-LIBOR-BBA maturing
August 7, 2045.	Aug-15/4.46	1,200,900	$113,685	2,918,500	$276,285	2,523,300	$238,873

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.04% versus the three
month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	17,476,500	729,294	21,015,200	876,964	22,108,700	922,596

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.04%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	17,476,500	203,601	21,015,200	244,827	22,108,700	257,566

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.11% versus the three
month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	17,476,500	810,385	21,015,200	974,475	22,108,700	1,025,180

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.11%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	17,476,500	175,115	21,015,200	210,572	22,108,700	221,529

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.75% versus the three
month USD-LIBOR-BBA maturing
November 10, 2040.	Nov-10/3.75	632,900	52,138	2,272,700	187,225	1,516,000	124,888

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.75%
versus the three month
USD-LIBOR-BBA maturing
November 10, 2040.	Nov-10/3.75	632,900	2,918	2,272,700	10,477	1,516,000	6,989

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.82% versus the three
month USD-LIBOR-BBA maturing
November 9, 2040.	Nov-10/3.82	632,900	$59,556	2,272,700	$213,861	1,516,000	$142,656

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.82%
versus the three month
USD-LIBOR-BBA maturing
November 9, 2040.	Nov-10/3.82	632,900	1,684	2,272,700	6,045	1,516,000	4,033

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.7575% versus the three
month USD-LIBOR-BBA maturing
October 20, 2040.	Oct-10/3.7575	22,672,800	1,856,676	245,300	20,088	300,000	24,567

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate
of 3.7575% versus the three
month USD-LIBOR-BBA maturing
October 20, 2040.	Oct-10/3.7575	22,672,800	16,551	245,300	179	300,000	219

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a
fixed rate of 3.7375% versus
the three month
USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	20,722,200	1,932,760	13,610,800	1,269,479	14,553,200	1,357,377

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.665% versus the three
month USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	20,722,200	1,810,084	13,610,800	1,188,903	14,553,200	1,271,222

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 1.885% versus the three
month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.8850	45,334,100	689,985	60,594,200	922,244	63,759,100	970,414

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate
of 1.885% versus the three
month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.8850	45,334,100	$120,589	60,594,200	$161,181	63,759,100	$169,599

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a
fixed rate of 4.065% versus
the three month
USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	13,870,900	1,853,291	3,868,800	516,910	12,467,800	1,665,823

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed
rate of 4.065% versus the
three month USD-LIBOR-BBA
maturing October 20, 2020.	Oct-10/4.065	13,870,900	—	3,868,800	—	12,467,800	—

Total purchased options
outstanding (cost $8,120,784,
$9,168,593 and $9,499,449)		$13,129,354		$12,603,845		$13,352,989

SENIOR LOANS* [c]	Growth 0.3%		Balanced 0.5%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

AGFS Funding Co. bank term
loan FRN 7 1/4s, 2015	$155,000	$155,581	$155,000	$155,581	$115,000	$115,431

Ardent Health Systems bank
term loan FRN Ser. B,
6 1/2s, 2015	293,525	287,013	303,475	296,742	218,900	214,043

CCM Merger, Inc. bank term
loan FRN Ser. B, 8 1/2s, 2012	374,439	369,571	384,292	379,297	290,683	286,904

Cedar Fair LP bank term loan
FRN Ser. B, 5 1/2s, 2016	114,713	115,548	114,713	115,548	90,000	90,655

Cengage Learning Acquisitions,
Inc. bank term loan FRN Ser. B,
2.78s, 2014	83,919	75,260	78,982	70,833	54,300	48,697

Claire’s Stores, Inc. bank
term loan FRN 3.074s, 2014	258,000	223,396	262,962	227,692	183,577	158,955

Dex Media West, LLC bank term
loan FRN Ser. A, 7s, 2014	159,843	138,641	214,189	185,780	—	—

First Data Corp. bank term
loan FRN Ser. B1, 3.01s, 2014	—	—	114,898	101,125	106,491	93,725

First Data Corp. bank term
loan FRN Ser. B3, 3.006s, 2014	660,216	580,739	763,229	671,351	—	—

Harrah’s Operating Co., Inc.
bank term loan FRN Ser. B2,
3.498s, 2015	135,000	116,128	229,243	197,196	191,981	165,143

SENIOR LOANS* [c] cont.	Growth 0.3%		Balanced 0.5%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health Management
Associates, Inc. bank term
loan FRN 2.283s, 2014	$—	$—	$112,136	$105,717	$103,931	$97,981

IASIS Healthcare Corp. bank
term loan FRN Ser. DD,
2.26s, 2014	—	—	28,823	27,586	26,714	25,568

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan
FRN 7.62s, 2014	—	—	7,863	7,526	7,288	6,975

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan
FRN Ser. B, 2.26s, 2014	—	—	83,277	79,703	77,184	73,871

Ineos Holdings, Ltd. bank
term loan FRN Ser. B2,
7.501s, 2013
(United Kingdom)	170,000	170,000	167,500	167,500	122,500	122,500

Ineos Holdings, Ltd. bank
term loan FRN Ser. C2,
8.001s, 2014
(United Kingdom)	170,000	170,000	167,500	167,500	122,500	122,500

Intelsat Corp. bank term loan
FRN Ser. B2-A, 3.033s, 2014	—	—	31,777	30,556	29,452	28,319

Intelsat Corp. bank term loan
FRN Ser. B2-B, 3.033s, 2014	—	—	31,768	30,547	29,443	28,311

Intelsat Corp. bank term loan
FRN Ser. B2-C, 3.033s, 2014	—	—	31,768	30,547	29,443	28,311

Intelsat Jackson Holdings SA
bank term loan FRN 3.533s,
2014 (Luxembourg)	400,000	375,000	540,000	506,250	460,000	431,250

National Bedding Co. bank
term loan FRN 2.38s, 2011	—	—	51,661	49,530	47,763	45,793

Polypore, Inc. bank term loan
FRN Ser. B, 2.27s, 2014	—	—	116,871	112,780	108,319	104,528

Revlon Consumer Products bank
term loan FRN 6.245s, 2015	214,463	213,435	213,925	212,900	154,613	153,872

Six Flags Theme Parks bank
term loan FRN Ser. B, 6s, 2016	478,929	480,361	483,766	485,213	362,825	363,910

Smurfit-Stone Container
Enterprises, Inc. bank term
loan FRN 6 3/4s, 2016	204,488	205,510	204,488	205,510	144,638	145,361

Swift Transportation Co., Inc.
bank term loan FRN 6.563s, 2014	535,000	521,417	550,000	536,036	420,000	409,337

Texas Competitive Electric
Holdings Co., LLC bank term
loan FRN Ser. B3, 3.759s,
2014 (United Kingdom)	833,873	644,862	853,720	660,210	734,933	568,348

Texas Competitive Electric
Holdings Co., LLC bank term
loan FRN Ser. B2, 3.924s,
2014 (United Kingdom)	—	—	119,609	92,764	110,857	85,976

SENIOR LOANS* [c] cont.	Growth 0.3%		Balanced 0.5%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Univision Communications, Inc.
bank term loan FRN Ser. B,
2.51s, 2014	$—	$—	$121,448	$106,267	$112,562	$98,491

Visteon Corp. bank term loan
FRN Ser. B, 5 1/4s, 2013	660,000	717,200	770,000	836,734	100,000	108,667

West Corp. bank term loan FRN
Ser. B2, 2.633s, 2013	—	—	119,583	117,554	110,833	108,952

Yankee Candle Co., Inc. bank
term loan FRN 2.27s, 2014	—	—	56,578	54,116	52,703	50,409

Total senior loans
(cost $5,542,096, $7,000,577
and $4,372,931)		$5,559,662		$7,024,191		$4,382,783

FOREIGN GOVERNMENT
BONDS AND NOTES*	Growth 0.2%		Balanced 0.4%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Argentina (Republic of)
sr. unsec. unsub. bonds
FRB 0.677s, 2012	$6,455,000	$1,468,513	$6,770,000	$1,540,175	$7,215,000	$1,641,413

Brazil (Federal Republic of)
notes (units) zero %, 2012 BRL	4,130	2,459,549	5,525	3,290,317	4,838	2,881,187

Total foreign government
bonds and notes (cost
$3,955,685, $4,869,310 and
$4,565,632)		$3,928,062		$4,830,492		$4,522,600

CONVERTIBLE BONDS
AND NOTES*	Growth 0.2%		Balanced 0.2%		Conservative 0.1%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Advanced Micro
Devices, Inc. cv. sr. unsec.
notes 6s, 2015	$188,000	$184,945	$191,000	$187,896	$131,000	$128,871

Alliant Techsystems, Inc.
cv. company guaranty sr.
sub. notes 3s, 2024	240,000	273,900	240,000	273,900	180,000	205,425

Digital Realty Trust LP
144A cv. sr. unsec.
notes 5 1/2s, 2029 R	140,000	214,988	140,000	214,988	105,000	161,241

Ford Motor Co. cv. sr. unsec.
notes 4 1/4s, 2016	49,000	73,250	39,000	58,301	24,000	35,878

General Cable Corp. cv. unsec.
sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	740,000	742,775	210,000	210,788	155,000	155,581

General Growth
Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	660,000	702,900	740,000	788,100	515,000	548,475

CONVERTIBLE BONDS
AND NOTES* cont.	Growth 0.2%		Balanced 0.2%		Conservative 0.1%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Owens Brockway Glass
Container, Inc. 144A cv.
company guaranty sr. unsec.
notes 3s, 2015	$155,000	$151,931	$155,000	$151,931	$115,000	$112,723

Steel Dynamics, Inc. cv. sr.
notes 5 1/8s, 2014	60,000	68,288	55,000	62,597	40,000	45,525

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	175,000	158,375	155,000	140,275	105,000	95,025

Total convertible bonds and
notes (cost $2,406,928,
$1,934,775 and $1,376,447)		$2,571,352		$2,088,776		$1,488,744

PREFERRED STOCKS*	Growth —%		Balanced 0.1%		Conservative —%
	Shares	Value	Shares	Value	Shares	Value

GMAC, Inc. 144A Ser. G, 7.00%
cum. pfd.	726	$666,105	754	$691,795	519	$476,183

Total preferred stocks
(cost $527,570, $478,791
and $342,557)		$666,105		$691,795		$476,183

CONVERTIBLE PREFERRED STOCKS*	Growth —%		Balanced —%		Conservative —%
	Shares	Value	Shares	Value	Shares	Value

Apache Corp. Ser. D,
$3.00 cv. pfd.	4,097	$237,954	4,068	$236,269	3,090	$179,467

Entertainment Properties
Trust Ser. C, $1.438
cum. cv. pfd.	7,578	142,727	7,508	141,409	5,720	107,733

Lehman Brothers
Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	684	684	912	912	—	—

Total convertible preferred stocks
(cost $988,080, $1,200,257
and $259,047)		$381,365		$378,590		$287,200

MUNICIPAL BONDS
AND NOTES*	Growth —%		Balanced —%		Conservative 0.1%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$52,158	$105,000	$109,532	$135,000	$140,827
4.071s, 1/1/14	150,000	155,529	315,000	326,611	400,000	414,744

Total municipal bonds and
notes (cost $200,000, $420,000
and $535,000)		$207,687		$436,143		$555,571

WARRANTS* †			Growth —%		Balanced —%		Conservative —%
	Expiration	Strike
	date	price	Warrants	Value	Warrants	Value	Warrants	Value

Aventine Renewable
Energy Holdings, Inc. F	3/15/15	$40.94	431	$—	376	$—	202	$—

Charter Communications,
Inc. Class A	11/30/14	46.86	62	372	37	222	12	72

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	0.01	49,174	8,851	50,760	9,137	34,898	6,282

Vertis Holdings, Inc. F	10/18/15	0.01	265	—	154	—	66	—

Total warrants
(cost $219,087, $192,669
and $105,039)				$9,223		$9,359		$6,354

SHORT-TERM INVESTMENTS*	Growth 27.1%		Balanced 30.8%		Conservative 39.7%
	Principal		Principal		Principal
	amount/		amount/		amount/
	shares	Value	shares	Value	shares	Value

U.S. Treasury Bills for
effective yields from 0.23%
to 0.35%, November 18,
2010 # ##	$46,300,000	$46,281,550	$56,406,000	$56,380,504	$57,397,002	$57,373,301

U.S. Treasury Bills for
effective yields from 0.26%
to 0.29%, March 10, 2011 ##	—	—	—	—	2,950,000	2,947,610

U.S. Treasury Bills for
effective yields from 0.20%
to 0.27%, June 2, 2011 # ##	41,891,000	41,834,028	50,050,000	49,981,932	—	—

U.S. Treasury Bills for
effective yields from 0.23%
to 0.24%, July 28, 2011 # ##	14,613,003	14,584,943	11,857,002	11,834,235	8,078,000	8,062,490

U.S. Treasury Bills for an
effective yield of 0.10%,
October 14, 2010 # ##	—	—	—	—	25,000,000	24,999,097

SSgA Prime Money Market
Fund 0.11% [i,p]	—	—	—	—	8,970,000	8,970,000

Putnam Cash Collateral
Pool, LLC 0.22% [d]	24,649,106	24,649,106	18,090,016	18,090,016	8,413,036	8,413,036

Putnam Money Market
Liquidity Fund 0.15% [e]	327,792,675	327,792,675	277,830,890	277,830,890	310,212,021	310,212,021

Total short-term investments
(cost $455,134,639,
$414,107,977 and $420,975,972)		$455,142,302		$414,117,577	$420,977,555

TOTAL INVESTMENTS

Total investments (cost $1,730,228,685,
$1,527,753,148 and $1,312,104,611)		$1,845,798,968	$1,606,866,586		$1,380,056,571

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E
MTNI	Medium Term Notes Class I
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the funds’ portfolios

Unless noted otherwise, the notes to the funds’ portfolios are for the close of the funds’ reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets as follows:

Growth portfolio	$1,677,920,579
Balanced portfolio	1,345,094,510
Conservative portfolio	1,059,819,740

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Dana Corp. was acquired on April 24, 2008 with a cost of $146, $159 and $80 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). The total market value of restricted securities held by the funds was less than 0.1% of each fund’s net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or more of the funds, at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts, for one or more of the funds, at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to one or more of the funds for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

SG Securities on loan, in part or in entirety, at the close of the reporting period (Growth portfolio).

SB Securities on loan, in part or in entirety, at the close of the reporting period (Balanced portfolio).

SC Securities on loan, in part or in entirety, at the close of the reporting period (Conservative portfolio).

At the close of the reporting period, the funds maintained liquid assets totaling $594,055,769, $819,450,312 and $879,864,028 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, ADS or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBAs.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Growth Portfolio

United States	78.9%	Netherlands	0.8%

United Kingdom	3.3	Switzerland	0.7

Japan	3.0	South Korea	0.7

France	1.6	Canada	0.6

China	1.6	Russia	0.5

Brazil	1.2	Other	4.7

Australia	1.2	Total	100.0%

Italy	1.2

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Balanced Portfolio

United States	87.2%	Canada	0.7%

United Kingdom	2.3	Netherlands	0.6

Japan	2.0	Switzerland	0.5

France	1.2	Other	4.0

Australia	0.8	Total	100.0%

Italy	0.7

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Conservative Portfolio

United States	90.2%	Australia	0.6%

United Kingdom	1.9	Germany	0.5

Japan	1.3	Other	4.0

France	0.9	Total	100.0%

Canada	0.6

Growth Portfolio

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/20/10	$8,530,683	$7,995,770	$534,913

	Brazilian Real	Buy	10/20/10	5,191,620	5,085,671	105,949

	British Pound	Buy	10/20/10	3,350,764	3,293,705	57,059

	Canadian Dollar	Sell	10/20/10	7,635,001	7,551,402	(83,599)

	Chilean Peso	Buy	10/20/10	784,385	774,698	9,687

	Czech Koruna	Sell	10/20/10	2,361,542	2,193,954	(167,588)

	Euro	Sell	10/20/10	5,674,009	5,340,847	(333,162)

	Japanese Yen	Buy	10/20/10	1,551,330	1,535,044	16,286

	Mexican Peso	Sell	10/20/10	1,431,808	1,384,346	(47,462)

	Norwegian Krone	Buy	10/20/10	4,373,759	4,210,048	163,711

	Singapore Dollar	Sell	10/20/10	3,534,508	3,462,346	(72,162)

	South Korean Won	Buy	10/20/10	2,464,482	2,409,183	55,299

	Swedish Krona	Sell	10/20/10	41,989	87,601	45,612

	Swiss Franc	Sell	10/20/10	7,688,075	7,457,523	(230,552)

	Taiwan Dollar	Sell	10/20/10	1,045,735	1,032,166	(13,569)

	Turkish Lira (New)	Buy	10/20/10	2,207,581	2,108,293	99,288

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	8,094,088	7,835,682	258,406

	Brazilian Real	Buy	10/20/10	3,014,586	2,948,980	65,606

	British Pound	Sell	10/20/10	1,046,839	1,023,898	(22,941)

	Canadian Dollar	Buy	10/20/10	1,501,749	1,507,335	(5,586)

	Chilean Peso	Buy	10/20/10	1,736,911	1,689,999	46,912

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Czech Koruna	Sell	10/20/10	$2,304,693	$2,139,716	$(164,977)

	Euro	Buy	10/20/10	7,753,379	7,505,923	247,456

	Hungarian Forint	Buy	10/20/10	39,418	35,137	4,281

	Japanese Yen	Buy	10/20/10	197,577	193,972	3,605

	Mexican Peso	Sell	10/20/10	100,027	100,299	272

	New Zealand Dollar	Sell	10/20/10	835,219	829,691	(5,528)

	Norwegian Krone	Buy	10/20/10	9,683,152	9,321,328	361,824

	Polish Zloty	Buy	10/20/10	3,522,209	3,298,889	223,320

	Singapore Dollar	Sell	10/20/10	3,402,198	3,332,936	(69,262)

	South Korean Won	Buy	10/20/10	2,584,821	2,531,024	53,797

	Swedish Krona	Sell	10/20/10	6,926,681	6,601,942	(324,739)

	Swiss Franc	Sell	10/20/10	2,887,843	2,857,277	(30,566)

	Taiwan Dollar	Sell	10/20/10	2,396,585	2,374,563	(22,022)

	Turkish Lira (New)	Buy	10/20/10	2,630,921	2,500,524	130,397

Citibank, N.A.

	Australian Dollar	Sell	10/20/10	487,454	456,810	(30,644)

	Brazilian Real	Buy	10/20/10	593,217	579,839	13,378

	British Pound	Sell	10/20/10	2,353,109	2,313,458	(39,651)

	Canadian Dollar	Sell	10/20/10	2,087,800	2,036,259	(51,541)

	Chilean Peso	Buy	10/20/10	1,029,112	1,002,987	26,125

	Czech Koruna	Sell	10/20/10	1,623,232	1,503,548	(119,684)

	Danish Krone	Buy	10/20/10	1,536,167	1,444,205	91,962

	Euro	Buy	10/20/10	4,994,252	4,686,225	308,027

	Hong Kong Dollar	Sell	10/20/10	1,256,475	1,254,727	(1,748)

	Japanese Yen	Buy	10/20/10	3,788,645	3,749,996	38,649

	Mexican Peso	Buy	10/20/10	1,552,017	1,501,293	50,724

	New Zealand Dollar	Sell	10/20/10	517,341	501,394	(15,947)

	Norwegian Krone	Sell	10/20/10	118,748	113,210	(5,538)

	Polish Zloty	Buy	10/20/10	840,198	787,560	52,638

	Singapore Dollar	Sell	10/20/10	1,278,847	1,249,801	(29,046)

	South African Rand	Buy	10/20/10	2,637,164	2,547,785	89,379

	South Korean Won	Buy	10/20/10	2,135,772	2,120,734	15,038

	Swedish Krona	Buy	10/20/10	1,399,168	1,304,882	94,286

	Swiss Franc	Buy	10/20/10	2,599,272	2,490,921	108,351

	Taiwan Dollar	Sell	10/20/10	991,947	984,863	(7,084)

	Turkish Lira (New)	Buy	10/20/10	2,490,428	2,373,367	117,061

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	10,400,012	9,909,862	490,150

	British Pound	Sell	10/20/10	1,143,006	1,129,092	(13,914)

	Canadian Dollar	Sell	10/20/10	2,402,370	2,343,775	(58,595)

	Euro	Sell	10/20/10	11,460,812	10,731,708	(729,104)

	Japanese Yen	Sell	10/20/10	15,459,992	15,310,639	(149,353)

	Norwegian Krone	Buy	10/20/10	6,714,100	6,441,607	272,493

	South African Rand	Buy	10/20/10	650,903	650,967	(64)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Swedish Krona	Sell	10/20/10	$3,534,299	$3,380,142	$(154,157)

	Swiss Franc	Sell	10/20/10	7,183,994	7,109,069	(74,925)

	Turkish Lira (New)	Buy	10/20/10	3,210,463	3,055,485	154,978

Deutsche Bank AG

	Australian Dollar	Sell	10/20/10	2,570,834	2,408,965	(161,869)

	Brazilian Real	Buy	10/20/10	2,049,268	2,011,307	37,961

	British Pound	Sell	10/20/10	456,165	448,426	(7,739)

	Canadian Dollar	Buy	10/20/10	4,383,173	4,277,361	105,812

	Chilean Peso	Sell	10/20/10	903,204	880,720	(22,484)

	Czech Koruna	Sell	10/20/10	846,353	848,268	1,915

	Euro	Sell	10/20/10	41,598	34,097	(7,501)

	Hungarian Forint	Sell	10/20/10	902,448	806,293	(96,155)

	Mexican Peso	Sell	10/20/10	98,774	95,520	(3,254)

	New Zealand Dollar	Sell	10/20/10	824,207	823,164	(1,043)

	Norwegian Krone	Buy	10/20/10	4,301,272	4,140,709	160,563

	Polish Zloty	Sell	10/20/10	2,039,675	1,912,570	(127,105)

	Singapore Dollar	Sell	10/20/10	1,617,683	1,584,596	(33,087)

	Swedish Krona	Sell	10/20/10	1,237,228	1,177,481	(59,747)

	Swiss Franc	Sell	10/20/10	2,888,658	2,797,315	(91,343)

	Taiwan Dollar	Sell	10/20/10	845,267	841,010	(4,257)

	Turkish Lira (New)	Buy	10/20/10	1,700,593	1,640,315	60,278

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	9,292,891	8,707,487	585,404

	British Pound	Sell	10/20/10	1,592,571	1,565,817	(26,754)

	Canadian Dollar	Sell	10/20/10	5,849,905	5,707,493	(142,412)

	Chilean Peso	Buy	10/20/10	2,055,451	2,017,670	37,781

	Euro	Sell	10/20/10	1,574,326	1,462,122	(112,204)

	Hungarian Forint	Buy	10/20/10	768,553	686,211	82,342

	Japanese Yen	Buy	10/20/10	5,418,217	5,359,731	58,486

	Norwegian Krone	Buy	10/20/10	6,455,259	6,192,824	262,435

	Polish Zloty	Buy	10/20/10	2,605,858	2,439,145	166,713

	South African Rand	Buy	10/20/10	509,344	488,472	20,872

	Swedish Krona	Sell	10/20/10	663,382	616,145	(47,237)

	Swiss Franc	Sell	10/20/10	3,752,535	3,603,848	(148,687)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	6,799,446	6,495,327	304,119

	British Pound	Buy	10/20/10	2,711,810	2,665,787	46,023

	Euro	Buy	10/20/10	504,090	473,070	31,020

	Hong Kong Dollar	Sell	10/20/10	1,402,100	1,400,411	(1,689)

	Japanese Yen	Sell	10/20/10	2,691,113	2,664,308	(26,805)

	New Zealand Dollar	Sell	10/20/10	1,562,740	1,515,571	(47,169)

	Norwegian Krone	Buy	10/20/10	958,202	920,287	37,915

	Singapore Dollar	Buy	10/20/10	2,095,064	2,055,895	39,169

	South Korean Won	Buy	10/20/10	500,339	484,057	16,282

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Swiss Franc	Buy	10/20/10	$564,811	$547,906	$16,905

	Taiwan Dollar	Sell	10/20/10	2,109,168	2,081,552	(27,616)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	11,760,463	11,161,370	599,093

	Brazilian Real	Buy	10/20/10	2,517,606	2,463,384	54,222

	British Pound	Buy	10/20/10	2,090,378	2,059,187	31,191

	Canadian Dollar	Sell	10/20/10	3,665,224	3,584,994	(80,230)

	Chilean Peso	Buy	10/20/10	1,185,721	1,156,320	29,401

	Czech Koruna	Sell	10/20/10	3,002,845	2,838,597	(164,248)

	Euro	Buy	10/20/10	11,890,706	11,323,723	566,983

	Hong Kong Dollar	Sell	10/20/10	1,210,048	1,208,442	(1,606)

	Hungarian Forint	Sell	10/20/10	570,433	510,507	(59,926)

	Japanese Yen	Buy	10/20/10	1,937,108	1,915,834	21,274

	Malaysian Ringgit	Buy	10/20/10	1,013,992	1,006,714	7,278

	Mexican Peso	Sell	10/20/10	865,322	868,390	3,068

	New Zealand Dollar	Sell	10/20/10	853,792	827,277	(26,515)

	Norwegian Krone	Buy	10/20/10	5,349,106	5,098,713	250,393

	Polish Zloty	Buy	10/20/10	5,338,615	5,004,964	333,651

	Singapore Dollar	Sell	10/20/10	10,950,953	10,727,574	(223,379)

	South African Rand	Buy	10/20/10	915,729	912,961	2,768

	South Korean Won	Sell	10/20/10	8,613	8,371	(242)

	Swedish Krona	Sell	10/20/10	2,463,591	2,470,171	6,580

	Swiss Franc	Sell	10/20/10	5,974,179	5,940,485	(33,694)

	Taiwan Dollar	Sell	10/20/10	1,814,101	1,781,670	(32,431)

	Turkish Lira (New)	Buy	10/20/10	1,415,955	1,348,602	67,353

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	8,043,615	7,658,103	385,512

	British Pound	Buy	10/20/10	1,379,967	1,381,016	(1,049)

	Canadian Dollar	Sell	10/20/10	3,112,537	3,117,898	5,361

	Czech Koruna	Sell	10/20/10	2,181,784	2,027,172	(154,612)

	Euro	Buy	10/20/10	4,371,096	4,362,536	8,560

	Hungarian Forint	Buy	10/20/10	529,662	521,198	8,464

	Japanese Yen	Buy	10/20/10	1,911,679	1,891,324	20,355

	Norwegian Krone	Buy	10/20/10	3,959,585	3,843,804	115,781

	Polish Zloty	Buy	10/20/10	3,498,658	3,275,039	223,619

	Swedish Krona	Sell	10/20/10	5,720,890	5,608,567	(112,323)

	Swiss Franc	Sell	10/20/10	5,576,478	5,428,892	(147,586)

	Turkish Lira (New)	Buy	10/20/10	2,636,364	2,508,655	127,709

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	3,527,791	3,407,694	120,097

	British Pound	Sell	10/20/10	15,085	14,875	(210)

	Canadian Dollar	Sell	10/20/10	1,761,362	1,778,089	16,727

	Euro	Buy	10/20/10	7,612,763	7,246,582	366,181

	Hungarian Forint	Sell	10/20/10	856,655	764,337	(92,318)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Japanese Yen	Buy	10/20/10	$5,113,217	$5,062,257	$50,960

	Malaysian Ringgit	Buy	10/20/10	1,014,024	1,006,036	7,988

	Mexican Peso	Sell	10/20/10	860,443	863,696	3,253

	Norwegian Krone	Buy	10/20/10	3,317,728	3,195,403	122,325

	Polish Zloty	Buy	10/20/10	2,558,000	2,398,131	159,869

	Swedish Krona	Sell	10/20/10	642,202	618,245	(23,957)

	Swiss Franc	Sell	10/20/10	2,152,253	2,087,422	(64,831)

	Taiwan Dollar	Sell	10/20/10	1,649,871	1,624,345	(25,526)

UBS AG

	Australian Dollar	Buy	10/20/10	12,918,733	12,279,422	639,311

	British Pound	Sell	10/20/10	1,219,845	1,281,445	61,600

	Canadian Dollar	Sell	10/20/10	6,052,421	6,015,210	(37,211)

	Czech Koruna	Sell	10/20/10	2,055,781	1,910,561	(145,220)

	Euro	Buy	10/20/10	9,890,032	9,409,720	480,312

	Japanese Yen	Buy	10/20/10	6,129,898	6,032,522	97,376

	Mexican Peso	Sell	10/20/10	152,646	149,518	(3,128)

	Norwegian Krone	Buy	10/20/10	4,425,276	4,450,521	(25,245)

	South African Rand	Sell	10/20/10	2,910,085	2,792,635	(117,450)

	Swedish Krona	Sell	10/20/10	3,446,970	3,399,323	(47,647)

	Swiss Franc	Sell	10/20/10	4,156,248	4,036,510	(119,738)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	8,759,210	8,288,451	470,759

	British Pound	Sell	10/20/10	949,572	935,952	(13,620)

	Canadian Dollar	Sell	10/20/10	873,775	852,969	(20,806)

	Euro	Sell	10/20/10	26,872,265	25,237,742	(1,634,523)

	Japanese Yen	Sell	10/20/10	7,191,901	7,152,174	(39,727)

	New Zealand Dollar	Sell	10/20/10	976,832	946,556	(30,276)

	Norwegian Krone	Buy	10/20/10	4,748,985	4,526,134	222,851

	Swedish Krona	Sell	10/20/10	4,380,282	4,316,140	(64,142)

	Swiss Franc	Sell	10/20/10	4,449,709	4,321,327	(128,382)

Total						$4,224,474

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	172	$118,518,324	Dec-10	$(1,738)

Euro STOXX 50 Index (Long)	314	11,727,174	Dec-10	(255,917)

Euro STOXX 50 Index (Short)	797	29,766,108	Dec-10	647,427

Euro-Bobl 5 yr (Short)	7	1,151,626	Dec-10	4,178

Euro-Bund 10 yr (Long)	2	358,554	Dec-10	(962)

Euro-Schatz 2 yr (Long)	10	1,487,974	Dec-10	(4,099)

FTSE 100 Index (Short)	562	48,837,158	Dec-10	80,115

FUTURES CONTRACTS OUTSTANDING at 9/30/10 cont.

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

IBEX 35 Index (Long)	40	$5,695,454	Oct-10	$(176,839)

Japanese Government Bond
10 yr (Long)	8	13,758,964	Dec-10	(43)

Japanese Government Bond
10 yr (Short)	3	5,159,611	Dec-10	(67,290)

Japanese Government Bond
10 yr Mini (Long)	28	4,814,966	Dec-10	60,976

MSCI EAFE Index E-Mini (Long)	60	4,669,800	Dec-10	181,080

NASDAQ 100 Index E-Mini (Short)	284	11,334,440	Dec-10	(601,512)

OMXS 30 Index (Short)	268	4,318,703	Oct-10	(8,345)

Russell 2000 Index Mini (Long)	386	26,035,700	Dec-10	(170,148)

Russell 2000 Index Mini (Short)	46	3,102,700	Dec-10	(188,692)

S&P 500 Index (Long)	3	852,525	Dec-10	(6,611)

S&P 500 Index E-Mini (Long)	4,372	248,493,550	Dec-10	6,964,598

S&P 500 Index E-Mini (Short)	800	45,470,000	Dec-10	(1,206,445)

S&P Mid Cap 400 Index E-Mini (Long)	766	61,287,660	Dec-10	2,897,888

S&P Mid Cap 400 Index E-Mini (Short)	92	7,360,920	Dec-10	48,110

S&P/TSX 60 Index (Long)	55	7,629,464	Dec-10	(9,033)

SGX MSCI Singapore Index (Short)	36	1,991,682	Oct-10	17,902

SPI 200 Index (Short)	162	18,015,210	Dec-10	264,169

Tokyo Price Index (Long)	117	11,596,175	Dec-10	(78,856)

Tokyo Price Index (Short)	151	14,966,003	Dec-10	(158,489)

U.K. Gilt 10 yr (Long)	208	40,638,020	Dec-10	(90,230)

U.S. Treasury Bond 20 yr (Long)	767	102,562,281	Dec-10	804,394

U.S. Treasury Bond 20 yr (Short)	126	16,848,563	Dec-10	(135,591)

U.S. Treasury Bond 30 yr (Long)	220	31,081,875	Dec-10	(269,512)

U.S. Treasury Note 2 yr (Long)	536	117,643,626	Dec-10	204,342

U.S. Treasury Note 2 yr (Short)	162	35,556,469	Dec-10	(68,652)

U.S. Treasury Note 5 yr (Long)	48	5,801,625	Dec-10	65,049

U.S. Treasury Note 5 yr (Short)	521	62,971,805	Dec-10	(554,215)

U.S. Treasury Note 10 yr (Long)	550	69,325,781	Dec-10	514,580

U.S. Treasury Note 10 yr (Short)	512	64,536,000	Dec-10	(385,231)

Total				$8,316,358

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$8,520,000	Aug-11/4.49	$37,744

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	8,520,000	Aug-11/4.49	1,234,378

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$19,608,000	Jul-11/4.525	$68,040

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	19,608,000	Jul-11/4.525	2,934,925

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	5,547,000	Aug-11/4.475	25,461

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	5,547,000	Aug-11/4.475	796,050

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,260,000	Aug-11/4.55	17,423

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,260,000	Aug-11/4.55	638,276

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	5,111,000	Aug-11/4.7	15,691

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	5,111,000	Aug-11/4.7	833,144

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	29,412,000	Jul-11/4.745	77,354

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	29,412,000	Jul-11/4.745	4,935,336

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	9,194,500	Jul-11/4.5475	30,894

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,194,500	Jul-11/4.5475	1,393,518

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	18,389,000	Jul-11/4.52	64,178

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	18,389,000	Jul-11/4.52	2,744,742

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$19,608,000	Jul-11/4.46	$74,706

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	19,608,000	Jul-11/4.46	2,821,727

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	204,400	Aug-15/4.375	20,499

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	204,400	Aug-15/4.375	36,539

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.82% versus the three month USD-LIBOR-BBA
maturing November 9, 2040.	5,643,000	Nov-10/3.82	15,010

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.82%
versus the three month USD-LIBOR-BBA maturing
November 9, 2040.	5,643,000	Nov-10/3.82	531,006

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	204,400	Aug-15/4.46	19,451

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	204,400	Aug-15/4.46	38,099

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.75% versus the three month USD-LIBOR-BBA
maturing November 10, 2040.	5,643,000	Nov-10/3.75	26,014

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.75%
versus the three month USD-LIBOR-BBA maturing
November 10, 2040.	5,643,000	Nov-10/3.75	464,870

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	2,187,480	Feb-15/5.27	71,090

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	2,187,480	Feb-15/5.27	308,282

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	4,114,000	May-12/5.51	23,425

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	$4,114,000	May-12/5.51	$855,179

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	20,722,200	Mar-11/4.7375	7,874

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	20,722,200	Mar-11/4.665	8,703

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	11,147,500	Nov-15/3.5	198,091

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	11,147,500	Nov-15/3.5	516,798

Total			$21,884,517

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	5,010,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(12,591)

AUD	2,550,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(5,632)

AUD	2,540,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(24,612)

AUD	5,000,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	21,129

CAD	2,400,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(45,974)

AUD	7,040,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	19,275

AUD	4,050,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(22,311)

GBP	8,070,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	89,510

GBP	4,730,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(233,669)

	$42,130,300	121	7/23/12	3 month USD-
				LIBOR-BBA	0.80%	203,052

	14,555,900	8,709	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(336,041)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	2,420,000 E	$—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	$88,715

AUD	2,880,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$27,247,800	(36,946)	3/5/19	3.53%	3 month USD-
					LIBOR-BBA	(2,646,689)

	12,847,800 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,728,414)

	9,624,800	(220,167)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	995,505

	7,706,600	202,298	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(814,440)

	12,915,500	(4,153)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(432,742)

AUD	5,730,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(26,484)

AUD	1,710,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	837

	$12,220,500	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	198,963

GBP	3,380,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	11,184

GBP	3,380,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	37,314

AUD	4,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(69,030)

	$3,940,000	—	8/27/15	1.6275%	3 month USD-
					LIBOR-BBA	(32,827)

	990,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	19,422

	108,013,200	(227,140)	6/29/16	3 month USD-
				LIBOR-BBA	2.5%	5,048,528

	1,632,600	8,772	6/29/40	3.9%	3 month USD-
					LIBOR-BBA	(188,545)

	1,800,000	—	7/6/30	3 month USD-
				LIBOR-BBA	3.5675%	113,713

Citibank, N.A.
	12,418,700	(3,929)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	750,745

GBP	31,180,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	242,726

GBP	24,920,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(930,872)

GBP	7,400,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	456,689

	$1,448,300	(652)	7/9/12	3 month USD-
				LIBOR-BBA	0.96%	11,224

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$6,110,200	$—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	$212,583

	55,656,300	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(28,040)

	4,887,800	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(12,302)

	161,376,600	(43,696)	6/28/14	1.81%	3 month USD-
					LIBOR-BBA	(5,003,076)

Credit Suisse International
	102,030,100	(576,738)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(25,650,345)

	63,352,100	1,513	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	56,233

	107,928,000	(30,006)	5/19/16	3 month USD-
				LIBOR-BBA	2.75%	7,156,128

CHF	4,030,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(35,141)

MXN	23,310,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	57,380

	$11,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(209,707)

	15,100,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	5,072

	2,700,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(5,994)

CHF	15,710,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(68,599)

CHF	15,710,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(72,444)

CHF	15,710,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(58,514)

	$6,998,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	90,618

	127,471,000	(57,582)	12/16/13	2.23%	3 month USD-
					LIBOR-BBA	(6,107,680)

	5,088,800	(15,514)	7/8/40	3 month USD-
				LIBOR-BBA	3.76%	446,675

GBP	8,100,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(281,043)

GBP	4,490,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	275,425

Deutsche Bank AG
	$25,195,000	(31,139)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(1,156,885)

	35,380,600	(93,272)	3/10/19	3.58%	3 month USD-
					LIBOR-BBA	(3,610,376)

	35,538,700	(25,183)	3/16/14	2.25%	3 month USD-
					LIBOR-BBA	(1,557,110)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$13,473,200	$(19,632)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	$(235,612)

	41,131,200	96,354	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	1,726,490

MXN	23,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	69,744

	$1,247,000	—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	121,625

Goldman Sachs International
AUD	1,157,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	38,258

AUD	3,510,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	116,861

	$74,509,300	407,354	7/13/25	3 month USD-
				LIBOR-BBA	3.49%	5,389,864

	24,344,000	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7275%	2,028,694

	5,069,500	(1,248)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	3,416

CHF	16,050,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(54,194)

	$18,587,100	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	205,085

	4,759,600	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(343,673)

AUD	5,000,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(10,611)

AUD	2,540,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(6,487)

AUD	2,210,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	74,477

JPMorgan Chase Bank, N.A.
	$44,865,900	(34,913)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	17,443

AUD	5,730,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(46,004)

AUD	4,297,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(41,605)

	$37,233,000	—	3/5/18	4.325%	3 month USD-
					LIBOR-BBA	(5,770,634)

	12,847,800 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,646,445)

	13,401,600	(313,597)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	1,435,065

	8,934,500	(208,174)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	933,320

	18,920,900	(10,621)	4/22/40	4.5%	3 month USD-
					LIBOR-BBA	(4,651,052)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$24,344,000	$—	7/20/40	3 month USD-
				LIBOR-BBA	3.7225%	$2,004,841

	10,060,900	—	7/22/12	3 month USD-
				LIBOR-BBA	0.8075%	50,072

	899,800	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(78,811)

MXN	3,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	10,058

AUD	5,100,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	181,907

JPY	751,800,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(95,820)

AUD	4,297,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(22,538)

	$16,330,500	—	8/12/15	1.7325%	3 month USD-
					LIBOR-BBA	(233,944)

	2,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(38,128)

AUD	4,680,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	68,641

	$6,450,200	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	47,322

JPY	749,720,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	49,742

AUD	5,790,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(15,936)

AUD	2,870,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(1,260)

CAD	2,400,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(46,490)

JPY	293,300,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	69,535

JPY	394,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(50,405)

PLN	10,550,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	73,814

	$74,621,700	148,678	7/16/15	2.14%	3 month USD-
					LIBOR-BBA	(2,527,560)

	21,221,900	79,747	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(2,331,465)

Total						$(38,331,884)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$1,140,521	$—	1/12/39	5.50% (1 month	Synthetic TRS	$(18,274)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	4,150,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(26,559)
					UK Retail Price
					Index

Credit Suisse International
units	5,256	—	7/12/11	(3 month USD-	The Middle East	464,856
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

shares	781,299	—	8/22/11	(3 month USD-	iShares MSCI	3,031,098
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$2,075,000	—	7/28/11	(0.685%)	USA Non Revised	5,250
					Consumer Price
					Index- Urban
					(CPI-U)

	2,075,000	—	7/29/11	(0.76%)	USA Non Revised	3,756
					Consumer Price
					Index- Urban
					(CPI-U)

	2,075,000	—	7/30/11	(0.73%)	USA Non Revised	4,441
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	651	—	9/26/11	(1 month USD-	A basket	2,195
				LIBOR-BBA)	(GSGLPMIN)
					of common stocks

baskets	10,539	—	11/24/10	(3 month USD-	A basket	920,245
				LIBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

JPMorgan Chase Bank, N.A.
shares	966,887	—	10/20/10	(3 month USD-	iShares MSCI	4,500,777
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

EUR	2,470,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	6,474
					HICP excluding
					tobacco

Total						$8,894,259

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
Hanson Plc, 7 7/8%,
9/27/10	—	$—	$1,535,000	9/20/16	(71 bp)	$132,936

International Lease
Finance Corp.,
4.15%, 1/20/15	—	—	625,000	9/20/13	(105 bp)	56,818

Masco Corp.,
5 7/8%, 7/15/12	—	—	2,370,000	3/20/17	(213 bp)	104,610

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(10,504)	1,180,000	12/20/19	(100 bp)	104,362

DJ CDX NA HY Series
15 Version 1 Index	B+	1,009,003	31,655,000	12/20/15	500 bp	210,558

DJ CDX NA HY Series
15 Version 1 Index	B+	700,954	20,769,000	12/20/15	500 bp	174,206

DJ CMB NA CMBX AJ
Index	—	(79,093)	246,000	2/17/51	(96 bp)	11,716

DJ CMBX NA AAA
Series 4 Version 1
Index	—	(110,915)	268,500	2/17/51	(35 bp)	(92,941)

Deutsche Bank AG
DJ CDX NA HY Series
15 Version 1 Index	B+	29,844	955,000	12/20/15	500 bp	5,755

DJ CDX NA IG Series
15 Version 1 Index	BBB+	3,068	960,000	12/20/15	100 bp	264

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	460,000	9/20/13	109 bp	(6,517)

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	775,000	12/20/13	112 bp	1,201

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 435,000	9/20/13	715 bp	56,964

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 605,000	9/20/13	477 bp	51,528

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 605,000	9/20/13	535 bp	65,255

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$340,000	9/20/13	495 bp	25,735

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 1,195,000	3/20/13	680 bp	(277,603)

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$860,000	12/20/13	118.1 bp	3,767

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
15 Version 1 Index	B+	$984,555	$30,888,000	12/20/15	500 bp	$205,457

DJ CDX NA HY Series
15 Version 1 Index	B+	669,273	20,593,000	12/20/15	500 bp	146,988

DJ CMBX NA AAA
Series 4 Version 1
Index	—	(702,897)	1,800,000	2/17/51	(35 bp)	(581,842)

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	815,000	12/20/13	113 bp	208

Merrill Lynch International
Block Financial
LLC. 5 1/8%,
10/30/14	—	—	2,102,000	12/20/14	(69 bp)	245,659

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(40,627)	EUR 3,414,000	12/20/14	(500 bp)	(193,643)

UBS, AG
Hanson PLC.,
7 7/8%, 9/27/10	—	—	$610,000	9/20/16	(250 bp)	(5,956)

Total						$445,485

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Balanced Portfolio

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/20/10	$774,560	$726,200	$(48,360)

	Brazilian Real	Buy	10/20/10	4,242,685	4,156,102	86,583

	British Pound	Buy	10/20/10	2,313,353	2,273,960	39,393

	Canadian Dollar	Sell	10/20/10	3,054,467	3,011,455	(43,012)

	Chilean Peso	Buy	10/20/10	621,574	613,898	7,676

	Czech Koruna	Sell	10/20/10	1,836,120	1,705,819	(130,301)

	Euro	Sell	10/20/10	16,314,721	15,326,341	(988,380)

	Japanese Yen	Buy	10/20/10	1,642,753	1,625,505	17,248

	Mexican Peso	Sell	10/20/10	1,403,400	1,356,835	(46,565)

	Norwegian Krone	Buy	10/20/10	1,650,624	1,589,018	61,606

	Singapore Dollar	Sell	10/20/10	2,567,883	2,515,456	(52,427)

	South Korean Won	Buy	10/20/10	2,072,793	2,026,062	46,731

	Swedish Krona	Sell	10/20/10	2,135,131	2,064,606	(70,525)

	Swiss Franc	Sell	10/20/10	5,799,427	5,625,513	(173,914)

	Taiwan Dollar	Sell	10/20/10	422,802	417,612	(5,190)

	Turkish Lira (New)	Buy	10/20/10	1,784,173	1,697,967	86,206

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	8,352,725	8,038,644	314,081

	Brazilian Real	Buy	10/20/10	2,751,333	2,691,456	59,877

	British Pound	Sell	10/20/10	2,534,600	2,485,203	(49,397)

	Canadian Dollar	Buy	10/20/10	833,311	835,374	(2,063)

	Chilean Peso	Buy	10/20/10	1,394,904	1,357,235	37,669

	Czech Koruna	Sell	10/20/10	1,060,993	985,192	(75,801)

	Euro	Buy	10/20/10	5,999,840	5,730,346	269,494

	Hong Kong Dollar	Sell	10/20/10	251,692	251,352	(340)

	Hungarian Forint	Buy	10/20/10	19,009	16,944	2,065

	Japanese Yen	Sell	10/20/10	3,733,583	3,696,153	(37,430)

	Mexican Peso	Sell	10/20/10	75,197	75,401	204

	New Zealand Dollar	Sell	10/20/10	680,905	676,123	(4,782)

	Norwegian Krone	Buy	10/20/10	8,099,590	7,793,370	306,220

	Polish Zloty	Buy	10/20/10	2,849,274	2,668,620	180,654

	Singapore Dollar	Sell	10/20/10	3,060,244	2,997,944	(62,300)

	South Korean Won	Buy	10/20/10	2,091,696	2,048,029	43,667

	Swedish Krona	Sell	10/20/10	4,166,600	4,007,130	(159,470)

	Swiss Franc	Sell	10/20/10	1,658,362	1,637,308	(21,054)

	Taiwan Dollar	Sell	10/20/10	1,955,126	1,936,417	(18,709)

	Turkish Lira (New)	Buy	10/20/10	2,142,537	2,036,346	106,191

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	1,647,075	1,543,531	103,544

	Brazilian Real	Sell	10/20/10	1,386,746	1,355,472	(31,274)

	British Pound	Sell	10/20/10	2,156,060	2,119,730	(36,330)

	Canadian Dollar	Buy	10/20/10	387,134	377,577	9,557

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Chilean Peso	Buy	10/20/10	$489,428	$477,004	$12,424

	Czech Koruna	Sell	10/20/10	1,682,818	1,558,741	(124,077)

	Danish Krone	Sell	10/20/10	1,118,079	1,051,146	(66,933)

	Euro	Buy	10/20/10	1,966,577	1,845,286	121,291

	Japanese Yen	Buy	10/20/10	4,625,096	4,577,914	47,182

	Mexican Peso	Buy	10/20/10	1,715,745	1,659,671	56,074

	New Zealand Dollar	Sell	10/20/10	415,811	402,994	(12,817)

	Norwegian Krone	Buy	10/20/10	525,694	501,176	24,518

	Polish Zloty	Buy	10/20/10	770,542	722,269	48,273

	Singapore Dollar	Sell	10/20/10	917,579	898,444	(19,135)

	South African Rand	Buy	10/20/10	2,482,876	2,397,281	85,595

	South Korean Won	Buy	10/20/10	1,614,386	1,605,127	9,259

	Swedish Krona	Buy	10/20/10	696,671	649,689	46,982

	Swiss Franc	Sell	10/20/10	3,357,381	3,273,605	(83,776)

	Taiwan Dollar	Sell	10/20/10	777,823	772,510	(5,313)

	Turkish Lira (New)	Buy	10/20/10	2,075,356	1,977,806	97,550

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	535,804	536,567	(763)

	British Pound	Sell	10/20/10	1,377,138	1,353,715	(23,423)

	Canadian Dollar	Sell	10/20/10	4,257,403	4,153,563	(103,840)

	Euro	Buy	10/20/10	3,268,127	3,079,379	188,748

	Japanese Yen	Sell	10/20/10	10,521,792	10,420,145	(101,647)

	Norwegian Krone	Buy	10/20/10	6,203,458	5,946,844	256,614

	South African Rand	Buy	10/20/10	434,660	434,702	(42)

	Swedish Krona	Sell	10/20/10	3,384,942	3,233,264	(151,678)

	Swiss Franc	Sell	10/20/10	5,201,908	5,159,037	(42,871)

	Turkish Lira (New)	Buy	10/20/10	2,677,224	2,547,986	129,238

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	5,074,403	4,754,900	319,503

	Brazilian Real	Buy	10/20/10	1,937,708	1,898,669	39,039

	Canadian Dollar	Buy	10/20/10	3,165,160	3,088,752	76,408

	Chilean Peso	Sell	10/20/10	739,450	721,042	(18,408)

	Czech Koruna	Sell	10/20/10	677,221	678,754	1,533

	Euro	Sell	10/20/10	2,804,954	2,630,321	(174,633)

	Hungarian Forint	Sell	10/20/10	729,958	652,182	(77,776)

	Mexican Peso	Sell	10/20/10	75,712	73,218	(2,494)

	New Zealand Dollar	Sell	10/20/10	661,597	660,760	(837)

	Norwegian Krone	Buy	10/20/10	3,445,967	3,317,332	128,635

	Polish Zloty	Sell	10/20/10	2,166,849	2,031,819	(135,030)

	Singapore Dollar	Sell	10/20/10	1,369,031	1,341,030	(28,001)

	Swedish Krona	Sell	10/20/10	749,169	715,620	(33,549)

	Swiss Franc	Buy	10/20/10	1,125,343	1,091,520	33,823

	Taiwan Dollar	Sell	10/20/10	676,686	673,278	(3,408)

	Turkish Lira (New)	Buy	10/20/10	1,363,107	1,314,791	48,316

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	$6,270,407	$5,875,404	$395,003

	British Pound	Sell	10/20/10	5,427,942	5,336,755	(91,187)

	Canadian Dollar	Sell	10/20/10	5,160,748	5,035,114	(125,634)

	Chilean Peso	Buy	10/20/10	2,006,200	1,965,898	40,302

	Euro	Buy	10/20/10	1,563,278	1,589,044	(25,766)

	Hungarian Forint	Buy	10/20/10	1,335,421	1,192,346	143,075

	Japanese Yen	Sell	10/20/10	2,444,708	2,418,318	(26,390)

	Norwegian Krone	Buy	10/20/10	7,111,062	6,809,129	301,933

	Polish Zloty	Buy	10/20/10	2,098,707	1,964,440	134,267

	South African Rand	Buy	10/20/10	543,196	520,937	22,259

	Swedish Krona	Sell	10/20/10	464,833	431,734	(33,099)

	Swiss Franc	Sell	10/20/10	3,308,369	3,177,281	(131,088)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	6,139,670	5,853,225	286,445

	British Pound	Buy	10/20/10	5,217,435	5,128,888	88,547

	Euro	Buy	10/20/10	278,368	261,238	17,130

	Japanese Yen	Buy	10/20/10	211,750	209,641	2,109

	New Zealand Dollar	Sell	10/20/10	1,952,563	1,893,627	(58,936)

	Norwegian Krone	Sell	10/20/10	2,449,497	2,335,593	(113,904)

	Singapore Dollar	Sell	10/20/10	5,006,802	4,901,430	(105,372)

	South Korean Won	Buy	10/20/10	349,104	337,744	11,360

	Swiss Franc	Buy	10/20/10	1,899,449	1,842,597	56,852

	Taiwan Dollar	Sell	10/20/10	2,216,279	2,183,268	(33,011)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	9,158,940	8,695,688	463,252

	Brazilian Real	Buy	10/20/10	2,014,851	1,971,457	43,394

	British Pound	Buy	10/20/10	7,673,098	7,546,370	126,728

	Canadian Dollar	Sell	10/20/10	6,558,905	6,481,660	(77,245)

	Chilean Peso	Buy	10/20/10	962,382	938,519	23,863

	Czech Koruna	Sell	10/20/10	2,765,252	2,608,381	(156,871)

	Euro	Buy	10/20/10	4,134,326	4,046,833	87,493

	Hong Kong Dollar	Sell	10/20/10	1,619,029	1,616,881	(2,148)

	Hungarian Forint	Sell	10/20/10	867,824	776,658	(91,166)

	Japanese Yen	Buy	10/20/10	1,483,192	1,466,904	16,288

	Malaysian Ringgit	Buy	10/20/10	821,166	815,273	5,893

	Mexican Peso	Sell	10/20/10	592,038	594,898	2,860

	New Zealand Dollar	Sell	10/20/10	673,196	652,290	(20,906)

	Norwegian Krone	Buy	10/20/10	4,660,562	4,442,400	218,162

	Polish Zloty	Buy	10/20/10	4,464,689	4,185,657	279,032

	Singapore Dollar	Sell	10/20/10	2,191,711	2,147,005	(44,706)

	South African Rand	Buy	10/20/10	721,883	720,092	1,791

	South Korean Won	Buy	10/20/10	241,053	241,895	(842)

	Swedish Krona	Sell	10/20/10	2,416,592	2,391,651	(24,941)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Swiss Franc	Sell	10/20/10	$9,932,443	$9,751,128	$(181,315)

	Taiwan Dollar	Sell	10/20/10	1,492,647	1,465,829	(26,818)

	Turkish Lira (New)	Buy	10/20/10	1,072,336	1,021,328	51,008

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	9,063,109	8,587,890	475,219

	British Pound	Buy	10/20/10	1,083,137	1,082,322	815

	Canadian Dollar	Sell	10/20/10	2,334,962	2,338,304	3,342

	Czech Koruna	Sell	10/20/10	2,164,917	2,011,500	(153,417)

	Euro	Buy	10/20/10	11,386,071	10,875,935	510,136

	Hungarian Forint	Buy	10/20/10	153,416	150,964	2,452

	Japanese Yen	Buy	10/20/10	1,527,779	1,511,511	16,268

	Norwegian Krone	Buy	10/20/10	3,490,680	3,387,106	103,574

	Polish Zloty	Buy	10/20/10	2,825,585	2,644,986	180,599

	Swedish Krona	Sell	10/20/10	2,875,452	2,834,876	(40,576)

	Swiss Franc	Sell	10/20/10	1,734,784	1,688,753	(46,031)

	Turkish Lira (New)	Buy	10/20/10	1,811,803	1,724,036	87,767

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	4,472,396	4,289,635	182,761

	British Pound	Sell	10/20/10	25,613	25,256	(357)

	Canadian Dollar	Sell	10/20/10	1,965,726	1,969,877	4,151

	Euro	Sell	10/20/10	957,716	898,760	(58,956)

	Hungarian Forint	Sell	10/20/10	693,389	618,665	(74,724)

	Japanese Yen	Buy	10/20/10	3,372,124	3,338,516	33,608

	Malaysian Ringgit	Buy	10/20/10	821,199	814,729	6,470

	Mexican Peso	Sell	10/20/10	685,925	688,609	2,684

	Norwegian Krone	Buy	10/20/10	1,041,762	1,002,873	38,889

	Polish Zloty	Buy	10/20/10	2,072,165	1,942,659	129,506

	Swedish Krona	Sell	10/20/10	474,259	453,023	(21,236)

	Swiss Franc	Sell	10/20/10	3,586,138	3,478,115	(108,023)

	Taiwan Dollar	Sell	10/20/10	1,332,996	1,312,310	(20,686)

UBS AG

	Australian Dollar	Buy	10/20/10	8,880,036	8,469,701	410,335

	British Pound	Sell	10/20/10	6,178,423	6,148,918	(29,505)

	Canadian Dollar	Sell	10/20/10	3,205,430	3,210,889	5,459

	Czech Koruna	Sell	10/20/10	1,288,565	1,197,541	(91,024)

	Euro	Buy	10/20/10	10,812,151	10,222,349	589,802

	Japanese Yen	Buy	10/20/10	3,947,526	3,879,085	68,441

	Mexican Peso	Sell	10/20/10	171,813	168,304	(3,509)

	Norwegian Krone	Buy	10/20/10	7,035,939	6,892,629	143,310

	South African Rand	Sell	10/20/10	2,665,152	2,557,588	(107,564)

	Swedish Krona	Sell	10/20/10	2,629,844	2,593,492	(36,352)

	Swiss Franc	Sell	10/20/10	4,201,897	4,079,758	(122,139)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	$7,953,961	$7,518,284	$435,677

	British Pound	Sell	10/20/10	212,290	210,481	(1,809)

	Canadian Dollar	Sell	10/20/10	632,643	617,579	(15,064)

	Euro	Sell	10/20/10	21,467,074	20,163,582	(1,303,492)

	Japanese Yen	Buy	10/20/10	1,240,314	1,226,737	13,577

	New Zealand Dollar	Sell	10/20/10	812,974	787,777	(25,197)

	Norwegian Krone	Buy	10/20/10	5,347,660	5,096,715	250,945

	Swedish Krona	Sell	10/20/10	3,518,499	3,466,295	(52,204)

	Swiss Franc	Sell	10/20/10	1,678,028	1,629,672	(48,356)

Total						$3,064,863

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	160	$110,249,604	Dec-10	$(1,617)

Canadian Government Bond
10 yr (Short)	40	4,922,837	Dec-10	12,397

Euro STOXX 50 Index (Long)	143	5,340,720	Dec-10	(116,548)

Euro STOXX 50 Index (Short)	743	27,749,333	Dec-10	600,592

Euro-Bobl 5 yr (Short)	10	1,645,181	Dec-10	5,967

Euro-Bund 10 yr (Long)	2	358,554	Dec-10	(962)

Euro-Schatz 2 yr (Long)	15	2,231,961	Dec-10	(6,148)

FTSE 100 Index (Short)	323	28,068,331	Dec-10	46,046

Japanese Government Bond
10 yr (Long)	7	12,039,093	Dec-10	(38)

MSCI EAFE Index E-Mini (Long)	67	5,214,610	Dec-10	202,206

NASDAQ 100 Index E-Mini (Short)	238	9,498,580	Dec-10	(504,084)

OMXS 30 Index (Short)	315	5,076,087	Oct-10	(9,809)

Russell 2000 Index Mini (Long)	309	20,842,050	Dec-10	(136,180)

Russell 2000 Index Mini (Short)	67	4,519,150	Dec-10	(274,834)

S&P 500 Index E-Mini (Long)	1,857	105,547,238	Dec-10	2,958,203

S&P 500 Index E-Mini (Short)	727	41,320,863	Dec-10	(955,822)

S&P Mid Cap 400 Index E-Mini (Long)	332	26,563,320	Dec-10	1,259,276

S&P Mid Cap 400 Index E-Mini (Short)	74	5,920,740	Dec-10	38,697

S&P/TSX 60 Index (Long)	29	4,022,808	Dec-10	(4,763)

SGX MSCI Singapore Index (Short)	38	2,102,331	Oct-10	18,896

SPI 200 Index (Short)	91	10,119,655	Dec-10	148,391

Tokyo Price Index (Long)	54	5,352,081	Dec-10	9,700

Tokyo Price Index (Short)	152	15,065,116	Dec-10	(159,539)

U.K. Gilt 10 yr (Long)	183	35,753,643	Dec-10	(91,061)

U.S. Treasury Bond 20 yr (Long)	1,430	191,217,813	Dec-10	1,488,588

U.S. Treasury Bond 20 yr (Short)	151	20,191,531	Dec-10	(163,177)

U.S. Treasury Bond 30 yr (Long)	269	38,004,656	Dec-10	(321,785)

FUTURES CONTRACTS OUTSTANDING at 9/30/10 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	637	$139,811,548	Dec-10	$255,853

U.S. Treasury Note 2 yr (Short)	151	33,142,141	Dec-10	(63,990)

U.S. Treasury Note 5 yr (Long)	148	17,888,344	Dec-10	140,508

U.S. Treasury Note 5 yr (Short)	11	1,329,539	Dec-10	(11,482)

U.S. Treasury Note 10 yr (Long)	1,000	126,046,875	Dec-10	935,600

U.S. Treasury Note 10 yr (Short)	505	63,653,672	Dec-10	(318,983)

Total				$4,980,098

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $19,277,569)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$9,568,000	Aug-11/4.49	$42,386

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	9,568,000	Aug-11/4.49	1,386,212

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,908,000	Jul-11/4.525	65,611

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,908,000	Jul-11/4.525	2,830,149

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,523,000	Aug-11/4.475	29,941

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,523,000	Aug-11/4.475	936,116

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,784,000	Aug-11/4.55	19,567

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,784,000	Aug-11/4.55	716,787

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,305,000	Aug-11/4.7	13,216

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,305,000	Aug-11/4.7	701,758

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $19,277,569) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	$28,362,000	Jul-11/4.745	$74,592

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	28,362,000	Jul-11/4.745	4,759,143

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	8,866,000	Jul-11/4.5475	29,790

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,866,000	Jul-11/4.5475	1,343,731

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,732,000	Jul-11/4.52	61,885

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,732,000	Jul-11/4.52	2,646,678

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,908,000	Jul-11/4.46	72,039

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	18,908,000	Jul-11/4.46	2,720,993

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,574,340	Feb-15/5.36	49,182

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,574,340	Feb-15/5.36	230,326

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,469,460	Feb-15/5.27	177,751

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,469,460	Feb-15/5.27	770,811

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	13,610,800	Mar-11/4.7375	5,172

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	13,610,800	Mar-11/4.665	5,717

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $19,277,569) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	$14,012,900	Nov-10/3.50	$249,009

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	14,012,900	Nov-10/3.50	649,638

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	7,840,500	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	7,840,500	Oct-10/4.02	1,020,519

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	12,203,000	May-12/5.51	69,485

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	12,203,000	May-12/5.51	2,536,644

Total			$24,214,848

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	5,940,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(14,928)

AUD	3,130,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(6,913)

AUD	3,110,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(30,135)

AUD	5,910,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	24,974

CAD	2,470,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(47,315)

AUD	8,290,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	22,697

AUD	4,930,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(27,159)

GBP	10,620,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	117,793

GBP	6,220,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(307,277)

	$43,619,000	125	7/23/12	3 month USD-
				LIBOR-BBA	0.80%	210,227

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	3,150,000 E	$—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	$115,476

AUD	3,410,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$8,438,700 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,135,258)

	5,873,300	(134,352)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	607,483

	17,276,900	453,519	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(1,825,838)

	10,928,500	(3,514)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(366,166)

	17,304,100	(34,583)	4/16/16	3.01%	3 month USD-
					LIBOR-BBA	(1,488,501)

AUD	7,430,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(34,341)

AUD	2,030,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	993

	$11,161,200	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	181,716

GBP	3,460,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	11,448

GBP	3,460,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	38,197

AUD	5,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(86,287)

	$2,640,000	—	8/27/15	3 month USD-
				LIBOR-BBA	1.6275%	21,996

	4,020,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	78,863

	4,974,000	—	9/1/15	1.72%	3 month USD-
					LIBOR-BBA	(62,105)

	3,125,000	—	9/1/40	3 month USD-
				LIBOR-BBA	3.35%	19,326

	1,593,900	8,564	6/29/40	3.9%	3 month USD-
					LIBOR-BBA	(184,076)

	9,400,000	—	7/6/30	3.5675%	3 month USD-
					LIBOR-BBA	(593,832)

Citibank, N.A.
	81,115,900	(25,665)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	4,903,685

GBP	41,000,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	319,172

GBP	32,800,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	$(1,225,225)

GBP	9,740,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	601,102

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$5,580,600	$—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	$194,157

	49,493,100	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(24,935)

	6,388,600	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(16,079)

Credit Suisse International
	106,979,500	(604,716)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(26,894,620)

	56,927,300	1,360	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	50,530

CHF	5,260,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(45,866)

MXN	30,380,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	74,783

	$7,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(133,450)

	12,200,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	4,098

	3,600,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(7,992)

CHF	20,630,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(90,082)

CHF	20,630,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(95,131)

CHF	20,630,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(76,839)

	$117,045,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	1,515,635

GBP	10,480,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(363,620)

GBP	5,790,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	355,169

Deutsche Bank AG
	$59,321,000	(73,315)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(2,723,858)

	69,044,300	(182,018)	3/10/19	3.58%	3 month USD-
					LIBOR-BBA	(7,045,553)

	1,374,700	762	7/27/12	3 month USD-
				LIBOR-BBA	0.78%	6,800

	79,876,800	(116,390)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	(1,396,845)

	84,614,100	198,217	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	3,551,693

MXN	30,380,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	$90,898

	$139,700,000	—	1/8/14	2.375%	3 month USD-
					LIBOR-BBA	(6,990,817)

	16,332,000	—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	1,592,930

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	1,502,500 E	$—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	$49,661

AUD	4,550,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	151,487

	$160,123,700	875,422	7/13/25	3 month USD-
				LIBOR-BBA	3.49%	11,583,050

	40,171,500	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7275%	3,347,671

	80,830,000	86,370	5/12/15	2.52%	3 month USD-
					LIBOR-BBA	(4,779,393)

	96,270,300	(22,046)	5/12/13	3 month USD-
				LIBOR-BBA	1.64%	2,723,555

CHF	21,070,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(71,145)

	$32,363,700	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	357,093

	9,012,900	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(650,789)

AUD	5,930,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(12,585)

AUD	3,130,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(7,994)

AUD	2,860,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	96,382

JPMorgan Chase Bank, N.A.
	$36,458,000	(28,370)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	14,174

AUD	7,430,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(59,653)

AUD	5,572,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(53,949)

	$118,568,000	—	3/5/18	4.325%	3 month USD-
					LIBOR-BBA	(18,376,508)

	8,438,700 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,081,419)

	8,035,400	(188,028)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	860,444

	5,356,900	(124,816)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	559,595

	48,744,100	(27,362)	4/22/40	4.5%	3 month USD-
					LIBOR-BBA	(11,982,059)

	40,171,500	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7225%	3,308,309

	39,123,300	—	7/22/12	3 month USD-
				LIBOR-BBA	0.8075%	194,714

	3,556,300	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(311,485)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
MXN	4,340,000	$—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	$13,108

AUD	6,460,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	230,416

JPY	982,870,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(125,271)

AUD	5,572,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(29,225)

	$1,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(19,064)

AUD	4,800,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	70,401

	$19,659,600	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	144,232

JPY	980,150,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	65,030

AUD	9,280,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(25,542)

AUD	4,510,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(1,980)

CAD	2,470,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(47,846)

JPY	372,000,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	88,193

JPY	500,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(63,929)

PLN	12,800,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	89,557

	$70,371,900	140,210	7/16/15	2.14%	3 month USD-
					LIBOR-BBA	(2,383,613)

	62,065,700	233,229	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(6,818,618)

Total						$(61,584,197)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$1,710,781	$—	1/12/39	5.50% (1 month	Synthetic TRS	$(27,411)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	5,450,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(34,878)
					UK Retail Price
					Index

Credit Suisse International
units	4,479	—	7/12/11	(3 month USD-	The Middle East	396,135
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

shares	634,477	—	8/22/11	(3 month USD-	iShares MSCI	2,461,493
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$2,725,000	—	7/28/11	(0.685%)	USA Non Revised	6,894
					Consumer Price
					Index- Urban
					(CPI-U)

	2,725,000	—	7/29/11	(0.76%)	USA Non Revised	4,932
					Consumer Price
					Index- Urban
					(CPI-U)

	2,725,000	—	7/30/11	(0.73%)	USA Non Revised	5,832
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	476	—	9/26/11	(1 month USD-	A basket	1,605
				LIBOR-BBA)	(GSGLPMIN)
					of common stocks

baskets	8,980	—	11/24/10	(3 month USD-	A basket	784,116
				IBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

JPMorgan Chase Bank, N.A.
shares	804,010	—	10/20/10	(3 month USD-	iShares MSCI	3,744,064
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

EUR	3,270,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	8,571
					HICP excluding
					tobacco

Total						$7,351,353

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	$(8,100)	$300,000	6/20/14	(500 bp)	$(43,271)

Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 1,245,000	3/20/13	815 bp	(279,923)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,976)	$1,570,000	12/20/19	(100 bp)	138,855

DJ CDX NA HY Series
15 Version 1 Index	B+	810,741	25,435,000	12/20/15	500 bp	169,185

DJ CDX NA HY Series
15 Version 1 Index	B+	581,681	17,235,000	12/20/15	500 bp	144,564

DJ CMB NA CMBX AJ
Index	—	(806,039)	2,507,000	2/17/51	(96 bp)	119,395

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(37,840)	1,720,000	6/20/14	(500 bp)	(237,305)

DJ CDX NA HY Series
15 Version 1 Index	B+	19,063	610,000	12/20/15	500 bp	3,676

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	895,000	12/20/13	112 bp	1,387

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 580,000	9/20/13	715 bp	75,952

Universal Corp.,
5.2%, 10/15/13	—	—	$790,000	3/20/15	(95 bp)	42,087

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 800,000	9/20/13	477 bp	68,136

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 800,000	9/20/13	535 bp	86,288

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$605,000	9/20/13	495 bp	45,794

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 745,000	3/20/13	680 bp	(173,066)

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$820,000	12/20/13	118.1 bp	3,592

JPMorgan Chase Bank, N.A.
Computer Science
Corp., 5%, 2/15/13	—	—	1,435,000	3/20/18	(82 bp)	74,224

DJ CDX NA HY Series
15 Version 1 Index	B+	816,986	25,631,000	12/20/15	500 bp	170,489

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
DJ CDX NA HY Series
15 Version 1 Index	B+	$555,231	$17,084,000	12/20/15	500 bp	$121,942

Glencore Funding
LLC, 6%, 4/15/14	—	—	2,492,000	6/20/14	(148 bp)	129,632

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	950,000	12/20/13	113 bp	243

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(25,334)	EUR 2,129,000	12/20/14	(500 bp)	(120,757)

Universal Corp.,
5.2%, 10/15/13	—	—	$2,370,000	3/20/13	(89 bp)	41,257

Total						$582,376

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Conservative Portfolio

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/20/10	$1,237,309	$1,159,526	$77,783

	Brazilian Real	Buy	10/20/10	1,606,860	1,574,068	32,792

	British Pound	Sell	10/20/10	2,013,067	1,978,787	(34,280)

	Canadian Dollar	Sell	10/20/10	2,345,078	2,320,102	(24,976)

	Chilean Peso	Buy	10/20/10	258,579	255,386	3,193

	Czech Koruna	Sell	10/20/10	802,753	745,785	(56,968)

	Euro	Sell	10/20/10	19,168,236	17,994,812	(1,173,424)

	Japanese Yen	Buy	10/20/10	434,384	429,817	4,567

	Mexican Peso	Sell	10/20/10	401,885	388,414	(13,471)

	Norwegian Krone	Buy	10/20/10	871,463	839,000	32,463

	Singapore Dollar	Sell	10/20/10	1,051,866	1,030,391	(21,475)

	South Korean Won	Buy	10/20/10	773,533	756,179	17,354

	Swedish Krona	Sell	10/20/10	3,429,792	3,193,369	(236,423)

	Swiss Franc	Sell	10/20/10	1,012,442	982,080	(30,362)

	Taiwan Dollar	Sell	10/20/10	183,694	181,439	(2,255)

	Turkish Lira (New)	Buy	10/20/10	495,963	472,000	23,963

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	$3,515,149	$3,377,044	$138,105

	Brazilian Real	Buy	10/20/10	1,055,839	1,032,861	22,978

	British Pound	Sell	10/20/10	1,579,215	1,549,795	(29,420)

	Canadian Dollar	Buy	10/20/10	17,995	16,302	1,693

	Chilean Peso	Buy	10/20/10	543,414	528,732	14,682

	Czech Koruna	Sell	10/20/10	563,192	522,955	(40,237)

	Euro	Buy	10/20/10	338,242	312,258	25,984

	Hungarian Forint	Sell	10/20/10	36,858	32,856	(4,002)

	Japanese Yen	Sell	10/20/10	1,815,908	1,797,704	(18,204)

	Mexican Peso	Sell	10/20/10	23,101	23,164	63

	New Zealand Dollar	Sell	10/20/10	260,763	259,083	(1,680)

	Norwegian Krone	Buy	10/20/10	3,734,402	3,587,791	146,611

	Polish Zloty	Buy	10/20/10	964,691	903,526	61,165

	Singapore Dollar	Sell	10/20/10	1,322,646	1,295,720	(26,926)

	South Korean Won	Buy	10/20/10	805,541	788,805	16,736

	Swedish Krona	Sell	10/20/10	2,222,533	2,116,826	(105,707)

	Swiss Franc	Sell	10/20/10	1,143,582	1,127,770	(15,812)

	Taiwan Dollar	Sell	10/20/10	778,704	771,210	(7,494)

	Turkish Lira (New)	Buy	10/20/10	815,673	775,246	40,427

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	717,911	672,779	45,132

	Brazilian Real	Sell	10/20/10	1,780,122	1,739,977	(40,145)

	British Pound	Buy	10/20/10	402,425	395,644	6,781

	Canadian Dollar	Sell	10/20/10	413,008	402,812	(10,196)

	Chilean Peso	Buy	10/20/10	390,694	380,776	9,918

	Czech Koruna	Sell	10/20/10	589,172	545,731	(43,441)

	Danish Krone	Buy	10/20/10	797,980	750,209	47,771

	Euro	Buy	10/20/10	1,636,791	1,535,840	100,951

	Japanese Yen	Buy	10/20/10	2,143,495	2,121,628	21,867

	Mexican Peso	Buy	10/20/10	456,170	441,262	14,908

	New Zealand Dollar	Sell	10/20/10	54,546	52,864	(1,682)

	Norwegian Krone	Buy	10/20/10	770,980	735,022	35,958

	Polish Zloty	Buy	10/20/10	205,460	192,588	12,872

	Singapore Dollar	Sell	10/20/10	325,605	318,815	(6,790)

	South African Rand	Buy	10/20/10	710,842	687,406	23,436

	South Korean Won	Buy	10/20/10	712,786	706,791	5,995

	Swedish Krona	Buy	10/20/10	106,537	99,352	7,185

	Swiss Franc	Sell	10/20/10	964,448	935,748	(28,700)

	Taiwan Dollar	Sell	10/20/10	262,469	261,272	(1,197)

	Turkish Lira (New)	Buy	10/20/10	762,135	726,312	35,823

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	1,133,854	1,107,126	26,728

	British Pound	Buy	10/20/10	59,397	58,104	1,293

	Canadian Dollar	Sell	10/20/10	3,696,254	3,606,100	(90,154)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Euro	Buy	10/20/10	$1,295,140	$1,222,779	$72,361

	Japanese Yen	Sell	10/20/10	7,095,604	7,027,056	(68,548)

	Norwegian Krone	Buy	10/20/10	554,046	534,938	19,108

	South African Rand	Buy	10/20/10	275,696	275,425	271

	Swedish Krona	Sell	10/20/10	1,167,270	1,114,965	(52,305)

	Swiss Franc	Sell	10/20/10	3,582,979	3,519,007	(63,972)

	Turkish Lira (New)	Buy	10/20/10	1,156,674	1,100,837	55,837

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	676,317	633,733	42,584

	Brazilian Real	Buy	10/20/10	440,758	431,315	9,443

	Canadian Dollar	Buy	10/20/10	961,610	938,396	23,214

	Chilean Peso	Sell	10/20/10	278,545	271,611	(6,934)

	Czech Koruna	Sell	10/20/10	264,787	265,386	599

	Euro	Sell	10/20/10	1,126,291	1,057,074	(69,217)

	Hungarian Forint	Sell	10/20/10	282,887	252,746	(30,141)

	Mexican Peso	Sell	10/20/10	19,761	19,110	(651)

	New Zealand Dollar	Sell	10/20/10	259,661	259,333	(328)

	Norwegian Krone	Buy	10/20/10	1,352,630	1,302,137	50,493

	Polish Zloty	Sell	10/20/10	658,702	617,654	(41,048)

	Singapore Dollar	Sell	10/20/10	504,300	493,985	(10,315)

	Swedish Krona	Sell	10/20/10	47,785	45,645	(2,140)

	Swiss Franc	Sell	10/20/10	1,377,434	1,334,255	(43,179)

	Taiwan Dollar	Sell	10/20/10	265,037	263,702	(1,335)

	Turkish Lira (New)	Buy	10/20/10	534,618	515,668	18,950

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	3,033,872	2,842,754	191,118

	British Pound	Sell	10/20/10	1,742,007	1,712,743	(29,264)

	Canadian Dollar	Sell	10/20/10	1,971,465	1,923,471	(47,994)

	Chilean Peso	Buy	10/20/10	641,682	629,966	11,716

	Euro	Sell	10/20/10	3,009,535	2,784,623	(224,912)

	Hungarian Forint	Buy	10/20/10	255,288	227,937	27,351

	Japanese Yen	Sell	10/20/10	2,272,925	2,248,390	(24,535)

	Norwegian Krone	Buy	10/20/10	1,774,458	1,704,009	70,449

	Polish Zloty	Buy	10/20/10	814,618	762,502	52,116

	South African Rand	Buy	10/20/10	210,436	201,813	8,623

	Swedish Krona	Sell	10/20/10	373,888	347,265	(26,623)

	Swiss Franc	Sell	10/20/10	1,221,329	1,172,936	(48,393)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	1,496,924	1,408,616	88,308

	British Pound	Sell	10/20/10	3,970,955	3,903,563	(67,392)

	Euro	Buy	10/20/10	657,935	617,448	40,487

	Japanese Yen	Buy	10/20/10	3,107,928	3,076,972	30,956

	New Zealand Dollar	Sell	10/20/10	375,947	364,600	(11,347)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Norwegian Krone	Buy	10/20/10	$142,746	$137,416	$5,330

	Singapore Dollar	Sell	10/20/10	645,431	631,063	(14,368)

	South Korean Won	Buy	10/20/10	3,247	3,142	105

	Swiss Franc	Buy	10/20/10	67,557	65,535	2,022

	Taiwan Dollar	Sell	10/20/10	736,763	726,534	(10,229)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	3,997,778	3,790,580	207,198

	Brazilian Real	Buy	10/20/10	802,428	785,146	17,282

	British Pound	Buy	10/20/10	5,231,208	5,147,027	84,181

	Canadian Dollar	Sell	10/20/10	193,859	195,902	2,043

	Chilean Peso	Buy	10/20/10	253,434	247,150	6,284

	Czech Koruna	Sell	10/20/10	1,197,028	1,127,581	(69,447)

	Euro	Buy	10/20/10	3,739,483	3,563,048	176,435

	Hong Kong Dollar	Sell	10/20/10	3,147,446	3,143,269	(4,177)

	Hungarian Forint	Buy	10/20/10	51,458	46,052	5,406

	Japanese Yen	Buy	10/20/10	35,051	34,666	385

	Malaysian Ringgit	Buy	10/20/10	323,425	321,104	2,321

	Mexican Peso	Sell	10/20/10	233,214	234,340	1,126

	New Zealand Dollar	Sell	10/20/10	247,695	240,003	(7,692)

	Norwegian Krone	Buy	10/20/10	2,003,876	1,910,074	93,802

	Polish Zloty	Buy	10/20/10	1,707,453	1,600,741	106,712

	Singapore Dollar	Sell	10/20/10	3,689,935	3,614,667	(75,268)

	South African Rand	Buy	10/20/10	274,137	273,754	383

	South Korean Won	Buy	10/20/10	122,049	122,475	(426)

	Swedish Krona	Sell	10/20/10	517,939	512,593	(5,346)

	Swiss Franc	Sell	10/20/10	1,702,891	1,697,328	(5,563)

	Taiwan Dollar	Sell	10/20/10	620,081	608,824	(11,257)

	Turkish Lira (New)	Buy	10/20/10	270,168	257,317	12,851

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	1,986,777	1,900,367	86,410

	British Pound	Sell	10/20/10	374,297	368,048	(6,249)

	Canadian Dollar	Sell	10/20/10	659,489	653,270	(6,219)

	Czech Koruna	Sell	10/20/10	645,211	599,488	(45,723)

	Euro	Buy	10/20/10	3,696,248	3,543,551	152,697

	Hungarian Forint	Buy	10/20/10	73,347	72,175	1,172

	Japanese Yen	Buy	10/20/10	1,116,993	1,105,100	11,893

	Norwegian Krone	Buy	10/20/10	1,188,641	1,153,884	34,757

	Polish Zloty	Buy	10/20/10	1,097,229	1,027,098	70,131

	Swedish Krona	Sell	10/20/10	2,045,683	2,001,365	(44,318)

	Swiss Franc	Sell	10/20/10	1,676,907	1,635,522	(41,385)

	Turkish Lira (New)	Buy	10/20/10	1,039,883	989,510	50,373

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	$1,471,916	$1,418,103	$53,813

	British Pound	Sell	10/20/10	14,142	13,945	(197)

	Canadian Dollar	Sell	10/20/10	$93,476	$92,119	$(1,357)

	Euro	Buy	10/20/10	576,648	555,243	21,405

	Hungarian Forint	Sell	10/20/10	272,422	243,064	(29,358)

	Japanese Yen	Buy	10/20/10	292,065	289,154	2,911

	Malaysian Ringgit	Buy	10/20/10	323,457	320,909	2,548

	Mexican Peso	Sell	10/20/10	267,040	268,126	1,086

	Norwegian Krone	Buy	10/20/10	585,544	563,687	21,857

	Polish Zloty	Buy	10/20/10	815,237	764,287	50,950

	Swedish Krona	Sell	10/20/10	112,229	107,203	(5,026)

	Swiss Franc	Sell	10/20/10	1,304,578	1,265,281	(39,297)

	Taiwan Dollar	Sell	10/20/10	526,574	518,377	(8,197)

UBS AG

	Australian Dollar	Buy	10/20/10	2,034,934	1,965,065	69,869

	British Pound	Sell	10/20/10	3,072,162	3,004,255	(67,907)

	Canadian Dollar	Sell	10/20/10	1,515,075	1,512,709	(2,366)

	Czech Koruna	Sell	10/20/10	558,841	519,364	(39,477)

	Euro	Sell	10/20/10	1,074,873	1,006,057	(68,816)

	Japanese Yen	Buy	10/20/10	1,364,736	1,339,724	25,012

	Mexican Peso	Sell	10/20/10	1,801	1,865	64

	Norwegian Krone	Buy	10/20/10	1,358,583	1,367,890	(9,307)

	South African Rand	Sell	10/20/10	920,005	882,874	(37,131)

	Swedish Krona	Buy	10/20/10	1,722,351	1,533,983	188,368

	Swiss Franc	Sell	10/20/10	1,799,692	1,747,231	(52,461)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	3,067,456	2,899,974	167,482

	British Pound	Buy	10/20/10	106,695	104,105	2,590

	Canadian Dollar	Sell	10/20/10	17,800	17,377	(423)

	Euro	Buy	10/20/10	2,418,676	2,269,253	149,423

	Japanese Yen	Sell	10/20/10	3,297,300	3,264,025	(33,275)

	New Zealand Dollar	Sell	10/20/10	426,456	413,238	(13,218)

	Norwegian Krone	Buy	10/20/10	2,096,381	1,998,006	98,375

	Swedish Krona	Sell	10/20/10	1,357,993	1,338,989	(19,004)

	Swiss Franc	Sell	10/20/10	1,301,725	1,264,213	(37,512)

Total						$110,223

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	109	$75,107,543	Dec-10	$(1,101)

Canadian Government Bond
10 yr (Short)	36	4,430,554	Dec-10	11,110

Euro STOXX 50 Index (Short)	675	25,209,690	Dec-10	490,153

Euro-Bobl 5 yr (Short)	6	987,108	Dec-10	3,581

Euro-Bund 10 yr (Long)	2	358,554	Dec-10	(962)

Euro-Schatz 2 yr (Long)	10	1,487,974	Dec-10	(4,631)

FTSE 100 Index (Short)	193	16,771,479	Dec-10	27,513

IBEX 35 Index (Long)	27	3,844,432	Oct-10	(81,450)

Japanese Government Bond
10 yr (Long)	5	8,599,352	Dec-10	(27)

MSCI EAFE Index E-Mini (Short)	101	7,860,830	Dec-10	(305,177)

NASDAQ 100 Index E-Mini (Short)	136	5,427,760	Dec-10	(288,048)

Russell 2000 Index Mini (Long)	242	16,322,900	Dec-10	(106,633)

Russell 2000 Index Mini (Short)	120	8,094,000	Dec-10	(492,240)

S&P 500 Index (Long)	10	2,841,750	Dec-10	31,806

S&P 500 Index E-Mini (Long)	81	4,603,838	Dec-10	129,034

S&P 500 Index E-Mini (Short)	1,635	92,929,313	Dec-10	(2,401,592)

S&P Mid Cap 400 Index E-Mini (Long)	5	400,050	Dec-10	11,505

S&P Mid Cap 400 Index E-Mini (Short)	96	7,680,960	Dec-10	(113,956)

SGX MSCI Singapore Index (Short)	41	2,268,304	Oct-10	20,389

SPI 200 Index (Short)	46	5,115,430	Dec-10	75,011

Tokyo Price Index (Short)	143	14,173,102	Dec-10	(150,092)

U.K. Gilt 10 yr (Long)	156	30,478,515	Dec-10	(29,448)

U.S. Treasury Bond 20 yr (Long)	1,081	144,549,969	Dec-10	1,139,861

U.S. Treasury Bond 30 yr (Long)	288	40,689,000	Dec-10	(255,961)

U.S. Treasury Note 2 yr (Long)	712	156,272,876	Dec-10	271,492

U.S. Treasury Note 2 yr (Short)	83	18,217,203	Dec-10	(35,173)

U.S. Treasury Note 5 yr (Long)	168	20,305,688	Dec-10	227,884

U.S. Treasury Note 5 yr (Short)	21	2,538,211	Dec-10	(20,548)

U.S. Treasury Note 10 yr (Long)	1,039	130,962,703	Dec-10	1,036,682

U.S. Treasury Note 10 yr (Short)	288	36,301,500	Dec-10	(253,250)

Total				$(1,064,268)

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$9,242,000	Aug-11/4.49	$40,942

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	9,242,000	Aug-11/4.49	1,338,981

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$18,744,000	Jul-11/4.525	$65,042

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,744,000	Jul-11/4.525	2,805,602

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,539,000	Aug-11/4.475	30,014

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,539,000	Aug-11/4.475	938,412

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,621,000	Aug-11/4.55	18,900

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,621,000	Aug-11/4.55	692,364

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,875,000	Aug-11/4.7	14,966

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,875,000	Aug-11/4.7	794,674

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	28,116,000	Jul-11/4.745	73,945

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	28,116,000	Jul-11/4.745	4,717,863

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	8,789,500	Jul-11/4.5475	29,533

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,789,500	Jul-11/4.5475	1,332,137

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,579,000	Jul-11/4.52	61,351

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,579,000	Jul-11/4.52	2,623,842

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$18,744,000	Jul-11/4.46	$71,415

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	18,744,000	Jul-11/4.46	2,697,392

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	419,740	Feb-15/5.36	13,113

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	419,740	Feb-15/5.36	61,408

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	3,835,120	Feb-15/5.27	124,637

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	3,835,120	Feb-15/5.27	540,483

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	975,100	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	975,100	Oct-10/4.02	126,919

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	9,715,000	May-12/5.51	55,318

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	9,715,000	May-12/5.51	2,019,462

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	19,118,900	Nov-10/3.50	339,743

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	19,118,900	Nov-10/3.50	886,352

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	14,553,200	Mar-11/4.7375	5,530

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	$14,553,200	Mar-11/4.665	$6,112

Total			$22,526,452

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	5,990,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(15,053)

AUD	3,120,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(6,891)

AUD	3,100,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(30,039)

AUD	5,970,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	25,228

CAD	2,650,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(50,764)

AUD	8,390,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	22,971

AUD	4,920,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(27,104)

GBP	10,940,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	121,343

GBP	6,410,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(316,663)

	$92,819,800	267	7/23/12	3 month USD-
				LIBOR-BBA	0.80%	447,355

	65,576,100	39,234	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(1,513,904)

	89,921,600	(726,000)	9/9/20	3 month USD-
				LIBOR-BBA	2.69%	463,260

Barclays Bank PLC
AUD	3,120,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	114,376

AUD	3,440,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$1,127,200	(1,528)	3/5/19	3.53%	3 month USD-
					LIBOR-BBA	(109,490)

	9,023,000 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,213,864)

	9,329,800	(213,419)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	964,993

	16,230,500	426,051	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(1,715,254)

	9,763,200	(3,140)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(327,122)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$174,734,800	$(349,217)	4/16/16	3.01%	3 month USD-
					LIBOR-BBA	$(15,030,709)

AUD	7,040,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	$(32,538)

AUD	2,800,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	1,370

	$11,896,800	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	193,693

GBP	3,680,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	12,176

GBP	3,680,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	40,626

AUD	5,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(86,287)

	$18,080,000	—	8/27/15	3 month USD-
				LIBOR-BBA	1.6275%	150,638

	8,800,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	172,636

	14,344,000	—	9/1/15	1.72%	3 month USD-
					LIBOR-BBA	(179,098)

	6,861,000	—	9/1/40	3 month USD-
				LIBOR-BBA	3.35%	42,430

	6,800,000	—	7/6/30	3.5675%	3 month USD-
					LIBOR-BBA	(429,581)

Citibank, N.A.
	35,796,300	(11,326)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	2,163,987

GBP	42,260,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	328,981

GBP	33,800,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(1,262,579)

GBP	10,020,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	618,382

	$5,948,400	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	206,954

	53,857,000	—	9/1/12	3 month USD-
				LIBOR-BBA	0.67375%	110,087

	7,446,000	—	9/1/20	2.557%	3 month USD-
					LIBOR-BBA	(8,842)

	21,879,400	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(11,023)

	11,767,200	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(29,616)

Credit Suisse International
	72,262,300	(408,471)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(18,166,724)

	56,630,500	1,353	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	50,266

	669,500	(426)	5/19/15	3 month USD-
				LIBOR-BBA	2.44%	36,997

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	5,520,000	$—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	$(48,133)

MXN	31,990,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	78,746

	$11,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(209,707)

	11,800,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	3,964

	3,300,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(7,326)

CHF	21,170,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(92,440)

CHF	21,170,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(97,622)

CHF	21,170,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(78,850)

GBP	10,570,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(366,743)

GBP	5,850,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	358,849

Deutsche Bank AG
	$1,454,900	806	7/27/12	3 month USD-
				LIBOR-BBA	0.78%	7,197

	402,500	556	7/27/14	3 month USD-
				LIBOR-BBA	1.51%	7,008

	163,688,200	383,456	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	6,870,841

MXN	31,990,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	95,715

	$307,895,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	3,616,284

Goldman Sachs International
AUD	1,487,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	49,165

AUD	4,520,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	150,488

	$195,778,400	675,442	4/8/16	3.28%	3 month USD-
					LIBOR-BBA	(18,988,182)

	37,461,100	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7275%	3,121,801

	72,099,200	77,041	5/12/15	2.52%	3 month USD-
					LIBOR-BBA	(4,263,150)

CHF	21,720,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(73,340)

	$45,325,400	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	500,109

	13,120,200	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(947,362)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
AUD	5,990,000	$—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	$(12,712)

AUD	3,110,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(7,943)

AUD	2,830,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	95,371

JPMorgan Chase Bank, N.A.
	$33,631,600	(26,171)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	13,075

AUD	7,040,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(56,521)

AUD	5,280,000	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(51,117)

	$9,023,000 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,156,297)

	11,401,400	(266,793)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	1,220,881

	7,600,900	(177,101)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	794,009

	37,461,100	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7225%	3,085,095

	35,261,800	—	7/22/12	3 month USD-
				LIBOR-BBA	0.8075%	175,496

	3,202,100	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(280,461)

MXN	4,570,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	13,803

AUD	6,110,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	217,932

JPY	1,012,050,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(128,990)

AUD	5,280,000	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(27,691)

	$1,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(19,064)

AUD	4,880,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	71,574

JPY	1,009,250,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	66,961

AUD	8,370,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(23,037)

AUD	4,100,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(1,800)

CAD	2,650,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(51,333)

JPY	353,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	83,831

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	475,400,000 E	$—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	$(60,772)

PLN	10,420,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	72,905

	$88,884,200	334,005	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(9,764,933)

Total						$(50,318,822)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
GBP	5,590,000 F	$—	5/18/13	(3.38%)	GBP Non-revised	$(35,774)
					UK Retail Price
					Index

Credit Suisse International
units	3,066	—	7/12/11	(3 month USD-	The Middle East	271,166
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

shares	499,454	—	8/22/11	(3 month USD-	iShares MSCI	1,937,663
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$2,795,000	—	7/28/11	(0.685%)	USA Non Revised	7,071
					Consumer Price
					Index- Urban
					(CPI-U)

	2,795,000	—	7/29/11	(0.76%)	USA Non Revised	5,059
					Consumer Price
					Index- Urban
					(CPI-U)

	2,795,000	—	7/30/11	(0.73%)	USA Non Revised	5,981
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	393	—	9/26/11	(1 month USD-	A basket	1,325
				LIBOR-BBA)	(GSGLPMIN)
					of common stocks

baskets	6,147	—	11/24/10	(3 month USD-	A basket	536,744
				LIBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
shares	$551,399	$—	10/20/10	(3 month USD-	iShares MSCI	$2,567,708
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

EUR	3,105,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	8,138
					HICP excluding
					tobacco

Total						$5,305,081

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	$(8,100)	$300,000	6/20/14	(500 bp)	$(43,271)

Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 1,000,000	3/20/13	815 bp	(226,634)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,264)	$1,490,000	12/20/19 (100 bp)		131,779

DJ CDX NA HY Series
15 Version 1 Index	B+	594,947	18,665,000	12/20/15 500 bp		124,153

DJ CDX NA HY Series
15 Version 1 Index	B+	440,539	13,053,000	12/20/15 500 bp		109,486

DJ CMB NA CMBX AJ
Index	—	(460,732)	1,433,000	2/17/51	(96 bp)	68,246

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(35,420)	1,610,000	6/20/14	(500 bp)	(222,129)

DJ CDX NA HY Series
15 Version 1 Index	B+	28,125	900,000	12/20/15 500 bp		5,424

DJ CDX NA IG Series
15 Version 1 Index	BBB+	12,031	3,765,000	12/20/15 100 bp		1,037

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	665,000	12/20/13 112 bp		1,030

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 440,000	9/20/13	715 bp	57,619

Universal Corp.,
5.2%, 10/15/13	—	—	$710,000	3/20/15	(95 bp)	37,825

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	$—	EUR 690,000	9/20/13	477 bp	$58,768

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 690,000	9/20/13	535 bp	74,423

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 680,000	3/20/13	680 bp	(157,967)

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$615,000	12/20/13	118.1 bp	2,694

JPMorgan Chase Bank, N.A.
Computer Science
Corp., 5%, 2/15/13	—	—	1,310,000	3/20/18	(82 bp)	67,758

DJ CDX NA HY Series
15 Version 1 Index	B+	618,821	19,414,000	12/20/15	500 bp	128,677

DJ CDX NA HY Series
15 Version 1 Index	B+	420,648	12,943,000	12/20/15	500 bp	92,385

Glencore Funding
LLC, 6%, 4/15/14	—	—	2,264,000	6/20/14	(148 bp)	117,771

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	710,000	12/20/13	113 bp	181

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(23,122)	EUR 1,943,000	12/20/14	(500 bp)	(110,207)

Universal Corp.,
5.2%, 10/15/13	—	—	$2,130,000	3/20/13	(89 bp)	37,079

Total						$356,127

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

Growth Portfolio

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$68,950,965	$—	$—

Capital goods	63,686,995	—	—

Communication services	42,430,499	—	—

Conglomerates	18,095,189	—	—

Consumer cyclicals	119,986,147	—	2,617

Consumer staples	83,863,491	—	—

Energy	90,831,789	89,172	—

Financials	161,720,680	—	—

Health care	93,504,602	—	—

Technology	151,076,148	—	—

Transportation	12,091,167	—	—

Utilities and power	37,822,451	—	—

Total common stocks	944,060,123	89,172	2,617

Asset-backed securities	—	21,792,987	—

Convertible bonds and notes	—	2,571,352	—

Convertible preferred stocks	—	381,365	—

Corporate bonds and notes	—	195,247,268	3,936,520

Foreign government bonds and notes	—	3,928,062	—

Investment Companies	13,354,168	—	—

Mortgage-backed securities	—	75,777,181	855,257

Municipal bonds and notes	—	207,687	—

Preferred stocks	—	666,105	—

Purchased options outstanding	—	13,129,354	—

Senior loans	—	5,559,662	—

U.S. Government and Agency Mortgage Obligations	—	104,172,866	—

U.S. Treasury Obligations	—	4,915,697	—

Warrants	—	372	8,851

Short-term investments	327,792,675	127,349,627	—

Totals by level	$1,285,206,966	$555,788,757	$4,803,245

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,224,474	$—

Futures contracts	8,316,358	—	—

Written options	—	(21,884,517)	—

Interest rate swap contracts	—	(37,331,128)	—

Total return swap contracts	—	8,894,259	—

Credit default contracts	—	(2,007,176)	—

Totals by level	$8,316,358	$(48,104,088)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

Balanced Portfolio

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$40,215,263	$—	$—

Capital goods	40,905,057	—	—

Communication services	25,827,937	—	—

Conglomerates	12,681,780	—	—

Consumer cyclicals	75,118,971	—	2,889

Consumer staples	56,966,913	—	—

Energy	57,315,385	79,254	—

Financials	88,538,722	—	—

Health care	65,429,714	—	—

Technology	104,099,876	—	—

Transportation	7,177,172	—	—

Utilities and power	25,300,474	—	—

Total common stocks	599,577,264	79,254	2,889

Asset-backed securities	—	35,000,659	—

Convertible bonds and notes	—	2,088,776	—

Convertible preferred stocks	—	378,590	—

Corporate bonds and notes	—	247,130,951	161,680

Foreign government bonds and notes	—	4,830,492	—

Investment companies	14,863,306	—	—

Mortgage-backed securities	—	76,377,291	1,864,704

Municipal bonds and notes	—	436,143	—

Preferred stocks	—	691,795	—

Purchased options outstanding	—	12,603,845	—

Senior loans	—	7,024,191	—

U.S. Government and agency mortgage obligations	—	189,627,820	—

Warrants	—	222	9,137

Short-term investments	277,830,890	136,286,687	—

Totals by level	$892,271,460	$712,556,716	$2,038,410

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,064,863	$—

Futures contracts	4,980,098	—	—

Written options	—	(24,214,848)	—

Interest rate swap contracts	—	(62,016,800)	—

Total return swap contracts	—	7,351,353	—

Credit default contracts	—	(1,310,037)	—

Totals by level	$4,980,098	$(77,125,469)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

Conservative Portfolio

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$23,100,549	$—	$—

Capital goods	23,188,205	—	—

Communication services	14,586,784	—	—

Conglomerates	7,160,274	—	—

Consumer cyclicals	41,966,810	—	1,844

Consumer staples	32,032,421	—	—

Energy	32,404,688	61,920	—

Financials	50,059,344	—	—

Health care	36,392,899	—	—

Technology	58,507,768	—	—

Transportation	3,948,844	—	—

Utilities and power	14,241,746	—	—

Total common stocks	337,590,332	61,920	1,844

Asset-backed securities	—	28,526,520	—

Convertible bonds and notes	—	1,488,744	—

Convertible preferred stocks	—	287,200	—

Corporate bonds and notes	—	228,266,975	110,940

Foreign government bonds and notes	—	4,522,600	—

Investment Companies	7,037,208	—	—

Mortgage-backed securities	—	78,642,604	1,603,082

Municipal bonds and notes	—	555,571	—

Preferred stocks	—	476,183	—

Purchased options outstanding	—	13,352,989	—

Senior loans	—	4,382,783	—

U.S. Government and Agency Mortgage Obligations	—	252,165,167	—

Warrants	—	72	6,282

Short-term investments	310,212,021	110,765,534	—

Totals by level	$654,839,561	$723,494,862	$1,722,148

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$110,223	$—

Futures contracts	(1,064,268)	—	—

Written options	—	(22,526,452)	—

Interest rate swap contracts	—	(50,073,441)	—

Total return swap contracts	—	5,305,081	—

Credit default contracts	—	(1,218,346)	—

Totals by level	$(1,064,268)	$(68,402,935)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

Putnam Asset Allocation: Growth Portfolio

ASSETS

Investment in securities, at value, including $23,226,148 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,377,786,904)	$1,493,357,187
Affiliated issuers (identified cost $352,441,781) (Notes 1 and 6)	352,441,781

Foreign currency (cost $1,134,435) (Note 1)	1,148,489

Dividends, interest and other receivables	7,605,183

Receivable for shares of the fund sold	4,108,914

Receivable for investments sold	36,505,019

Unrealized appreciation on swap contracts (Note 1)	41,867,998

Unrealized appreciation on forward currency contracts (Note 1)	12,167,139

Premium paid on swap contracts (Note 1)	2,898,338

Total assets	1,952,100,048

LIABILITIES

Payable to custodian	11,591,641

Payable for variation margin (Note 1)	149,183

Payable for investments purchased	18,637,878

Payable for purchases of delayed delivery securities (Note 1)	94,270,330

Payable for shares of the fund repurchased	12,109,842

Payable for compensation of Manager (Note 2)	818,925

Payable for investor servicing fees (Note 2)	294,322

Payable for custodian fees (Note 2)	158,440

Payable for Trustee compensation and expenses (Note 2)	216,342

Payable for administrative services (Note 2)	3,141

Payable for distribution fees (Note 2)	989,745

Unrealized depreciation on forward currency contracts (Note 1)	7,942,665

Written options outstanding, at value (premiums received $18,384,813) (Notes 1 and 3)	21,884,517

Premium received on swap contracts (Note 1)	4,350,243

Unrealized depreciation on swap contracts (Note 1)	70,860,138

Collateral on securities loaned, at value (Note 1)	24,649,106

Collateral on certain derivative contracts, at value (Note 1)	4,915,697

Other accrued expenses	337,314

Total liabilities	274,179,469

Net assets	$1,677,920,579

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,958,743,222

Undistributed net investment income (Note 1)	29,688,227

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(406,102,385)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	95,591,515

Total — Representing net assets applicable to capital shares outstanding	$1,677,920,579

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,160,683,744 divided by 99,072,707 shares)	$11.72

Offering price per class A share (100/94.25 of $11.72)*	$12.44

Net asset value and offering price per class B share ($175,341,131 divided by 15,226,371 shares)**	$11.52

Net asset value and offering price per class C share ($134,497,532 divided by 11,908,838 shares)**	$11.29

Net asset value and redemption price per class M share ($29,272,472 divided by 2,542,116 shares)	$11.52

Offering price per class M share (100/96.50 of $11.52)*	$11.94

Net asset value, offering price and redemption price per class R share
($13,668,858 divided by 1,185,221 shares)	$11.53

Net asset value, offering price and redemption price per class Y share
($164,456,842 divided by 13,916,851 shares)	$11.82

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

Putnam Asset Allocation: Growth Portfolio

INVESTMENT INCOME

Interest (including interest income of $570,921 from investments in affiliated issuers) (Note 6)	$29,740,800

Dividends (net of foreign tax of $864,380)	20,683,820

Securities lending (including interest income of $64,793 from investments
in affiliated issuers) (Note 1)	380,685

Total investment income	50,805,305

EXPENSES

Compensation of Manager (Note 2)	10,307,695

Investor servicing fees (Note 2)	4,224,323

Custodian fees (Note 2)	423,136

Trustee compensation and expenses (Note 2)	125,833

Administrative services (Note 2)	80,527

Distribution fees — Class A (Note 2)	2,864,974

Distribution fees — Class B (Note 2)	1,890,733

Distribution fees — Class C (Note 2)	1,346,641

Distribution fees — Class M (Note 2)	224,481

Distribution fees — Class R (Note 2)	63,240

Other	1,031,052

Total expenses	22,582,635

Expense reduction (Note 2)	(160,278)

Net expenses	22,422,357

Net investment income	28,382,948

Net realized gain on investments (net of foreign taxes of $61,841) (Notes 1 and 3)	94,866,321

Net increase from payments by affiliates (Note 2)	6,507

Net realized loss on swap contracts (Note 1)	(161,383)

Net realized gain on futures contracts (Note 1)	45,954,060

Net realized gain on foreign currency transactions (Note 1)	14,259,414

Net realized gain on written options (Notes 1 and 3)	3,576,907

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	115,037

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreements during the year	(9,436,295)

Net gain on investments	149,180,568

Net increase in net assets resulting from operations	$177,563,516

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$28,382,948	$30,094,303

Net realized gain (loss) on investments and
foreign currency transactions	158,501,826	(346,782,816)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(9,321,258)	310,746,106

Net increase (decrease) in net assets resulting from operations	177,563,516	(5,942,407)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(48,387,622)	(43,716,452)

Class B	(7,193,779)	(6,364,261)

Class C	(5,054,207)	(4,077,608)

Class M	(1,199,621)	(1,014,414)

Class R	(496,570)	(292,243)

Class Y	(10,091,298)	(6,229,091)

Increase in capital from settlement payments	54,004	25,944

Redemption fees (Note 1)	2,190	8,814

Decrease from capital share transactions (Note 4)	(172,613,693)	(174,034,974)

Total decrease in net assets	(67,417,080)	(241,636,692)

NET ASSETS

Beginning of year	1,745,337,659	1,986,974,351

End of year (including undistributed net investment income
of $29,688,227 and $41,594,090, respectively)	$1,677,920,579	$1,745,337,659

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [h]

Class A
September 30, 2010	$11.03	.20	.98	1.18	(.49)	—	(.49)	—	— [e,f]	$11.72	10.98	$1,160,684	1.20	1.79	115.92
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	—	— [e,i]	11.03	2.31	1,127,303	1.22 [d,j]	2.09 [d]	130.14
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	—	—	11.30	(23.82)	1,338,008	1.13 [d]	2.08 [d]	112.72
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	—	—	15.14	14.31	1,763,893	1.14 [d]	1.52 [d]	80.70
September 30, 2006	11.97	.19 [g]	1.26	1.45	(.10)	—	(.10)	—	—	13.32	12.19 [g]	1,152,980	1.14 [d,g]	1.51 [d,g]	85.02

Class B
September 30, 2010	$10.85	.11	.97	1.08	(.41)	—	(.41)	—	— [e,f]	$11.52	10.18	$175,341	1.95	1.03	115.92
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	—	— [e,i]	10.85	1.64	201,795	1.97 [d,j]	1.34 [d]	130.14
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	—	—	11.05	(24.38)	269,312	1.88 [d]	1.30 [d]	112.72
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	—	—	14.80	13.41	432,178	1.89 [d]	.76 [d]	80.70
September 30, 2006	11.73	.09 [g]	1.24	1.33	(.01)	—	(.01)	—	—	13.05	11.37 [g]	363,651	1.89 [d,g]	.75 [d,g]	85.02

Class C
September 30, 2010	$10.66	.11	.93	1.04	(.41)	—	(.41)	—	— [e,f]	$11.29	10.05	$134,498	1.95	1.04	115.92
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	—	— [e,i]	10.66	1.63	134,572	1.97 [d,j]	1.34 [d]	130.14
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	—	—	10.87	(24.37)	167,237	1.88 [d]	1.31 [d]	112.72
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	—	—	14.58	13.40	241,464	1.89 [d]	.77 [d]	80.70
September 30, 2006	11.57	.09 [g]	1.22	1.31	(.02)	—	(.02)	—	—	12.86	11.38 [g]	150,255	1.89 [d,g]	.76 [d,g]	85.02

Class M
September 30, 2010	$10.86	.14	.96	1.10	(.44)	—	(.44)	—	— [e,f]	$11.52	10.41	$29,272	1.70	1.28	115.92
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	—	— [e,i]	10.86	1.84	29,912	1.72 [d,j]	1.58 [d]	130.14
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	—	—	11.09	(24.15)	37,313	1.63 [d]	1.57 [d]	112.72
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	—	—	14.86	13.65	50,657	1.64 [d]	1.00 [d]	80.70
September 30, 2006	11.77	.12 [g]	1.24	1.36	(.04)	—	(.04)	—	—	13.09	11.60 [g]	40,409	1.64 [d,g]	1.00 [d,g]	85.02

Class R
September 30, 2010	$10.88	.17	.95	1.12	(.47)	—	(.47)	—	— [e,f]	$11.53	10.60	$13,669	1.45	1.54	115.92
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	—	— [e,i]	10.88	1.97	10,844	1.47 [d,j]	1.85 [d]	130.14
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	—	—	11.16	(24.08)	8,950	1.38 [d]	1.88 [d]	112.72
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	—	—	14.96	14.00	7,447	1.39 [d]	1.28 [d]	80.70
September 30, 2006	11.87	.17 [g]	1.23	1.40	(.09)	—	(.09)	—	—	13.18	11.85 [g]	6,258	1.39 [d,g]	1.31 [d,g]	85.02

Class Y
September 30, 2010	$11.12	.23	.98	1.21	(.51)	—	(.51)	—	— [e,f]	$11.82	11.24	$164,457.95		2.02	115.92
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	—	— [e,i]	11.12	2.43	240,911	.97 [d,j]	2.41 [d]	130.14
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	—	—	11.42	(23.55)	166,154	.88 [d]	2.30 [d]	112.72
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	—	—	15.28	14.55	217,314	.89 [d]	1.75 [d]	80.70
September 30, 2006	12.08	.22 [g]	1.27	1.49	(.13)	—	(.13)	—	—	13.44	12.40 [g]	154,877	.89 [d,g]	1.73 [d,g]	85.02

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

188	189

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

September 30, 2006	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

Putnam Asset Allocation: Balanced Portfolio

ASSETS

Investment in securities, at value, including $17,258,864 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,231,832,242)	$1,310,945,680
Affiliated issuers (identified cost $295,920,906) (Notes 1 and 6)	295,920,906

Dividends, interest and other receivables	7,681,983

Receivable for shares of the fund sold	4,900,590

Receivable for investments sold	23,982,876

Receivable for variation margin (Note 1)	346,885

Unrealized appreciation on swap contracts (Note 1)	47,509,253

Unrealized appreciation on forward currency contracts (Note 1)	10,064,504

Premium paid on swap contracts (Note 1)	2,456,464

Total assets	1,703,809,141

LIABILITIES

Payable to custodian	8,727,336

Payable for investments purchased	12,327,290

Payable for purchases of delayed delivery securities (Note 1)	169,786,148

Payable for shares of the fund repurchased	10,490,771

Payable for compensation of Manager (Note 2)	581,342

Payable for investor servicing fees (Note 2)	251,346

Payable for custodian fees (Note 2)	104,727

Payable for Trustee compensation and expenses (Note 2)	226,730

Payable for administrative services (Note 2)	2,565

Payable for distribution fees (Note 2)	771,486

Written options outstanding, at value (premiums received $19,277,569) (Notes 1 and 3)	24,214,848

Premium received on swap contracts (Note 1)	4,781,480

Unrealized depreciation on swap contracts (Note 1)	101,159,721

Unrealized depreciation on forward currency contracts (Note 1)	6,999,641

Collateral on securities loaned, at value (Note 1)	18,090,016

Other accrued expenses	199,184

Total liabilities	358,714,631

Net assets	$1,345,094,510

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,612,971,991

Undistributed net investment income (Note 1)	17,808,101

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(314,224,312)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	28,538,730

Total — Representing net assets applicable to capital shares outstanding	$1,345,094,510

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($931,461,315 divided by 88,931,988 shares)	$10.47

Offering price per class A share (100/94.25 of $10.47)*	$11.11

Net asset value and offering price per class B share ($114,660,869 divided by 10,994,291 shares)**	$10.43

Net asset value and offering price per class C share ($98,133,840 divided by 9,546,759 shares)**	$10.28

Net asset value and redemption price per class M share ($23,600,371 divided by 2,256,762 shares)	$10.46

Offering price per class M share (100/96.50 of $10.46)*	$10.84

Net asset value, offering price and redemption price per class R share
($9,613,535 divided by 923,319 shares)	$10.41

Net asset value, offering price and redemption price per class Y share
($167,624,580 divided by 15,981,511 shares)	$10.49

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT INCOME

Interest (net of foreign tax of $27,506 ) (including interest income
of $473,599 from investments in affiliated issuers) (Note 6)	$39,102,133

Dividends (net of foreign tax of $408,908)	13,567,835

Securities lending (including interest income of $40,762 from investments
in affiliated issuers) (Note 1)	268,706

Total investment income	52,938,674

EXPENSES

Compensation of Manager (Note 2)	7,735,942

Investor servicing fees (Note 2)	3,434,874

Custodian fees (Note 2)	243,366

Trustee compensation and expenses (Note 2)	102,354

Administrative services (Note 2)	65,580

Distribution fees — Class A (Note 2)	2,337,426

Distribution fees — Class B (Note 2)	1,237,412

Distribution fees — Class C (Note 2)	991,541

Distribution fees — Class M (Note 2)	171,015

Distribution fees — Class R (Note 2)	45,252

Other	502,893

Fees waived and reimbursed by Manager (Note 2)	(252,055)

Total expenses	16,615,600

Expense reduction (Note 2)	(87,643)

Net expenses	16,527,957

Net investment income	36,410,717

Net realized gain on investments (net of foreign taxes of $5,472) (Notes 1 and 3)	84,662,933

Net increase from payments by affiliates (Note 2)	4,893

Net realized loss on swap contracts (Note 1)	(34,037,066)

Net realized gain on futures contracts (Note 1)	47,926,046

Net realized gain on foreign currency transactions (Note 1)	12,513,851

Net realized gain on written options (Notes 1 and 3)	7,743,938

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	324,882

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreements during the year	9,619,558

Net gain on investments	128,759,035

Net increase in net assets resulting from operations	$165,169,752

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$36,410,717	$32,420,034

Net realized gain (loss) on investments and
foreign currency transactions	118,814,595	(222,249,563)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	9,944,440	196,239,164

Net increase in net assets resulting from operations	165,169,752	6,409,635

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(50,491,977)	(45,548,974)

Class B	(5,893,436)	(6,161,462)

Class C	(4,753,250)	(4,257,646)

Class M	(1,124,193)	(988,624)

Class R	(472,911)	(296,043)

Class Y	(12,724,308)	(12,250,700)

Redemption fees (Note 1)	1,319	4,765

Decrease from capital share transactions (Note 4)	(206,070,679)	(193,272,694)

Total decrease in net assets	(116,359,683)	(256,361,743)

NET ASSETS

Beginning of year	1,461,454,193	1,717,815,936

End of year (including undistributed net investment income
of $17,808,101 and $29,399,133, respectively)	$1,345,094,510	$1,461,454,193

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio
												of expenses
												to average
												net assets	Ratio
			Net realized								Ratio	excluding	ofnetinvestment
	Net asset value,		and unrealized	Total from	From				Total return	Net assets,	of expenses	interest	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	expense	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	(%) [c,d]	net assets (%) [d]	(%) [h]

Class A
September 30, 2010	$9.82	.27	.94	1.21	(.56)	(.56)	—	$10.47	12.62	$931,461	1.10	1.10	2.71	137.77
September 30, 2009	10.01	.21	.05 [f]	.26	(.45)	(.45)	—	9.82	3.79	927,285	1.23 [i]	1.13	2.54	200.58
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	—	10.01	(19.45)	1,142,882	1.09	1.09	3.07	123.63
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	—	12.74	9.36	1,619,706	1.06	1.06	2.19	106.89
September 30, 2006	11.04	.23 [g]	.82	1.05	(.23)	(.23)	—	11.86	9.64 [g]	1,329,409	1.00 [g]	1.00 [g]	2.04 [g]	90.03

Class B
September 30, 2010	$9.78	.20	.93	1.13	(.48)	(.48)	—	$10.43	11.80	$114,661	1.85	1.85	1.97	137.77
September 30, 2009	9.96	.14	.07 [f]	.21	(.39)	(.39)	—	9.78	3.10	131,854	1.98 [i]	1.88	1.76	200.58
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	—	9.96	(19.99)	191,536	1.84	1.84	2.30	123.63
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	—	12.66	8.58	311,754	1.81	1.81	1.43	106.89
September 30, 2006	10.96	.14 [g]	.83	.97	(.15)	(.15)	—	11.78	8.88 [g]	324,825	1.75 [g]	1.75 [g]	1.28 [g]	90.03

Class C
September 30, 2010	$9.65	.19	.92	1.11	(.48)	(.48)	—	$10.28	11.79	$98,134	1.85	1.85	1.96	137.77
September 30, 2009	9.85	.15	.04 [f]	.19	(.39)	(.39)	—	9.65	2.97	99,579	1.98 [i]	1.88	1.79	200.58
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	—	9.85	(20.01)	118,179	1.84	1.84	2.32	123.63
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	—	12.53	8.64	162,251	1.81	1.81	1.43	106.89
September 30, 2006	10.87	.14 [g]	.80	.94	(.15)	(.15)	—	11.66	8.72 [g]	128,541	1.75 [g]	1.75 [g]	1.29 [g]	90.03

Class M
September 30, 2010	$9.81	.22	.93	1.15	(.50)	(.50)	—	$10.46	12.08	$23,600	1.60	1.60	2.20	137.77
September 30, 2009	10.00	.17	.05 [f]	.22	(.41)	(.41)	—	9.81	3.27	22,010	1.73 i	1.63	2.04	200.58
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	—	10.00	(19.82)	27,475	1.59	1.59	2.58	123.63
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	—	12.72	8.83	38,124	1.56	1.56	1.68	106.89
September 30, 2006	11.02	.17 [g]	.82	.99	(.17)	(.17)	—	11.84	9.11 [g]	34,730	1.50 g	1.50 [g]	1.54 [g]	90.03

Class R
September 30, 2010	$9.77	.25	.92	1.17	(.53)	(.53)	—	$10.41	12.32	$9,614	1.35	1.35	2.45	137.77
September 30, 2009	9.97	.19	.04 [f]	.23	(.43)	(.43)	—	9.77	3.45	7,476	1.48 [i]	1.38	2.31	200.58
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	—	9.97	(19.62)	6,667	1.34	1.34	2.83	123.63
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	—	12.69	9.13	5,151	1.31	1.31	1.95	106.89
September 30, 2006	10.99	.22 [g]	.79	1.01	(.21)	(.21)	—	11.79	9.25 [g]	9,385	1.25 [g]	1.25 [g]	1.87 [g]	90.03

Class Y
September 30, 2010	$9.83	.30	.94	1.24	(.58)	(.58)	—	$10.49	12.98	$167,625.85		.85	2.99	137.77
September 30, 2009	10.03	.24	.03 [f]	.27	(.47)	(.47)	—	9.83	3.96	273,251	.98 [i]	.88	2.88	200.58
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	—	10.03	(19.20)	231,078.84		.84	3.33	123.63
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	—	12.76	9.61	238,397.81		.81	2.43	106.89
September 30, 2006	11.06	.26 [g]	.82	1.08	(.26)	(.26)	—	11.88	9.89 [g]	166,321	.75 [g]	.75 [g]	2.28 [g]	90.03

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

196	197

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

September 30, 2007	0.01

September 30, 2006	0.01

e Amount represents less than $0.01 per share.

f The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

Putnam Asset Allocation: Conservative Portfolio

ASSETS

Investment in securities, at value, including $8,135,877 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $993,479,554)	$1,061,431,514
Affiliated issuers (identified cost $318,625,057) (Notes 1 and 6)	318,625,057

Foreign currency (cost $112,099) (Note 1)	114,369

Dividends, interest and other receivables	6,356,178

Receivable for shares of the fund sold	3,365,705

Receivable for investments sold	19,835,847

Unrealized appreciation on swap contracts (Note 1)	33,517,039

Receivable for variation margin (Note 1)	1,048,632

Unrealized appreciation on forward currency contracts (Note 1)	3,858,213

Premium paid on swap contracts (Note 1)	2,724,230

Total assets	1,450,876,784

LIABILITIES

Payable to custodian	6,276,684

Payable for investments purchased	8,942,174

Payable for purchases of delayed delivery securities (Note 1)	247,457,780

Payable for shares of the fund repurchased	1,273,798

Payable for compensation of Manager (Note 2)	456,625

Payable for investor servicing fees (Note 2)	165,042

Payable for custodian fees (Note 2)	96,693

Payable for Trustee compensation and expenses (Note 2)	128,533

Payable for administrative services (Note 2)	2,050

Payable for distribution fees (Note 2)	302,338

Unrealized depreciation on forward currency contracts (Note 1)	3,747,990

Written options outstanding, at value (premiums received $18,429,900) (Notes 1 and 3)	22,526,452

Premium received on swap contracts (Note 1)	4,053,322

Unrealized depreciation on swap contracts (Note 1)	78,174,653

Collateral on securities loaned, at value (Note 1)	8,413,036

Collateral on certain derivative contracts, at value (Note 1)	8,970,000

Other accrued expenses	69,874

Total liabilities	391,057,044

Net assets	$1,059,819,740

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,125,726,805

Undistributed net investment income (Note 1)	11,142,880

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(95,323,867)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,273,922

Total — Representing net assets applicable to capital shares outstanding	$1,059,819,740

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($376,054,954 divided by 41,415,135 shares)	$9.08

Offering price per class A share (100/94.25 of $9.08)*	$9.63

Net asset value and offering price per class B share ($32,602,706 divided by 3,616,017 shares)**	$9.02

Net asset value and offering price per class C share ($43,588,973 divided by 4,845,969 shares)**	$8.99

Net asset value and redemption price per class M share ($8,767,417 divided by 973,945 shares)	$9.00

Offering price per class M share (100/96.50 of $9.00)*	$9.33

Net asset value, offering price and redemption price per class R share
($3,376,917 divided by 364,425 shares)	$9.27

Net asset value, offering price and redemption price per class Y share
($595,428,773 divided by 65,443,914 shares)	$9.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT INCOME

Interest (net of foreign tax of $47,622 ) (including interest income
of $472,219 from investments in affiliated issuers) (Note 6)	$35,955,527

Dividends (net of foreign tax of $234,400)	6,910,745

Securities lending (including interest income of $22,740 from investments
in affiliated issuers) (Note 1)	117,283

Total investment income	42,983,555

EXPENSES

Compensation of Manager (Note 2)	5,691,588

Investor servicing fees (Note 2)	2,080,194

Custodian fees (Note 2)	213,436

Trustee compensation and expenses (Note 2)	74,375

Administrative services (Note 2)	48,084

Distribution fees — Class A (Note 2)	911,417

Distribution fees — Class B (Note 2)	347,989

Distribution fees — Class C (Note 2)	414,658

Distribution fees — Class M (Note 2)	67,262

Distribution fees — Class R (Note 2)	15,268

Other	223,683

Fees waived and reimbursed by Manager (Note 2)	(250,872)

Total expenses	9,837,082

Expense reduction (Note 2)	(40,872)

Net expenses	9,796,210

Net investment income	33,187,345

Net realized gain on investments (Notes 1 and 3)	59,888,391

Net increase from payments by affiliates (Note 2)	3,715

Net realized gain on swap contracts (Note 1)	32,385,524

Net realized gain on futures contracts (Note 1)	27,691,972

Net realized gain on foreign currency transactions (Note 1)	5,307,251

Net realized gain on written options (Notes 1 and 3)	6,398,138

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(389,265)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreement during the year	(52,511,529)

Net gain on investments	78,774,197

Net increase in net assets resulting from operations	$111,961,542

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

INCREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$33,187,345	$26,996,441

Net realized gain (loss) on investments and foreign
currency transactions	131,674,991	(121,394,911)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(52,900,794)	162,769,009

Net increase in net assets resulting from operations	111,961,542	68,370,539

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(19,833,612)	(14,127,463)

Class B	(1,696,442)	(1,309,091)

Class C	(1,981,194)	(1,352,323)

Class M	(455,370)	(365,696)

Class R	(156,135)	(75,687)

Class Y	(31,858,737)	(20,436,761)

Increase in capital from settlement payments	—	1,231

Redemption fees (Note 1)	2,002	11,339

Increase (decrease) from capital share transactions (Note 4)	15,468,184	(26,473,968)

Total increase in net assets	71,450,238	4,242,120

NET ASSETS

Beginning of year	988,369,502	984,127,382

End of year (including undistributed net investment income
of $11,142,880 and $8,100,108, respectively)	$1,059,819,740	$988,369,502

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	(%) [c,d]	net assets (%) [d]	turnover (%) [g]

Class A
September 30, 2010	$8.60	.28	.69	.97	(.49)	(.49)	—	—	$9.08	11.57	$376,055	1.05	1.05	3.21	196.42
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	—	— [e,h]	8.60	7.52	359,937	1.28 [i]	1.17	3.00	292.22
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	—	—	8.35	(12.09)	403,932	1.15	1.15	4.06	170.35
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	—	—	9.84	5.76	492,125	1.15	1.15	3.09	150.59
September 30, 2006	9.33	.28 [f]	.31	.59	(.33)	(.33)	—	—	9.59	6.46 [f]	414,952	1.06 [f]	1.06 [f]	2.95 [f]	133.41

Class B
September 30, 2010	$8.54	.22	.68	.90	(.42)	(.42)	—	—	$9.02	10.85	$32,603	1.80	1.80	2.49	196.42
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	—	— [e,h]	8.54	7.02	37,157	2.03 [i]	1.92	2.24	292.22
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.27	(12.77)	48,764	1.90	1.90	3.31	170.35
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	—	—	9.75	5.00	73,813	1.90	1.90	2.36	150.59
September 30, 2006	9.25	.20 [f]	.31	.51	(.26)	(.26)	—	—	9.50	5.61 [f]	89,287	1.81 [f]	1.81 [f]	2.21 [f]	133.41

Class C
September 30, 2010	$8.53	.21	.67	.88	(.42)	(.42)	—	—	$8.99	10.62	$43,589	1.80	1.80	2.45	196.42
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	—	— [e,h]	8.53	6.79	40,389	2.03 [i]	1.92	2.25	292.22
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.28	(12.76)	47,692	1.90	1.90	3.31	170.35
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	—	—	9.76	5.21	56,647	1.90	1.90	2.34	150.59
September 30, 2006	9.24	.20 [f]	.31	.51	(.26)	(.26)	—	—	9.49	5.64 [f]	46,990	1.81 [f]	1.81 [f]	2.20 [f]	133.41

Class M
September 30, 2010	$8.53	.24	.67	.91	(.44)	(.44)	—	—	$9.00	11.00	$8,767	1.55	1.55	2.73	196.42
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	—	— [e,h]	8.53	7.18	8,859	1.78 [i]	1.67	2.55	292.22
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	—	—	8.27	(12.54)	10,452	1.65	1.65	3.55	170.35
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	—	—	9.75	5.27	12,409	1.65	1.65	2.59	150.59
September 30, 2006	9.25	.23 [f]	.30	.53	(.28)	(.28)	—	—	9.50	5.86 [f]	11,794	1.56 [f]	1.56 [f]	2.45 [f]	133.41

Class R
September 30, 2010	$8.75	.26	.72	.98	(.46)	(.46)	—	—	$9.27	11.55	$3,377	1.30	1.30	2.94	196.42
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	—	— [e,h]	8.75	7.74	2,594	1.53 [i]	1.42	2.71	292.22
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	—	—	8.45	(12.28)	3,127	1.40	1.40	3.66	170.35
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	—	—	9.95	5.77	1,251	1.40	1.40	2.84	150.59
September 30, 2006	9.38	.26 [f]	.34	.60	(.31)	(.31)	—	—	9.67	6.49 [f]	927	1.31 [f]	1.31 [f]	2.70 [f]	133.41

Class Y
September 30, 2010	$8.62	.31	.68	.99	(.51)	(.51)	—	—	$9.10	11.85	$595,429.80		.80	3.45	196.42
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	—	— [e,h]	8.62	8.17	539,433	1.03 [i]	.92	3.29	292.22
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	—	—	8.34	(11.88)	470,161.90		.90	4.30	170.35
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	—	—	9.83	6.14	463,781.90		.90	3.34	150.59
September 30, 2006	9.31	.30 [f]	.31	.61	(.35)	(.35)	—	—	9.57	6.75 [f]	387,395	.81 [f]	.81 [f]	3.20 [f]	133.41

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

204	205

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

September 30, 2006	0.03

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

g Portfolio turnover excludes dollar roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the Trust), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the funds), each of which is represented by a separate series of shares of beneficial interest. The Trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Each fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Each fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

G) Futures contracts Each fund uses futures contracts to hedge interest rate risk, gain exposure to interest rates, hedge prepayment risk, equitize cash and manage exposure to market risk. The potential risk to each fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately 16,000, 12,000 and 7,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on futures contracts for the reporting period.

H) Options contracts Each fund uses options contracts to hedge duration, convexity and prepayment risk, gain exposure to interest rates and volatility, hedge against changes in values of securities it owns, owned or expects to own, hedge prepayment risk, generate additional income for the portfolio and enhance return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $158,800,000, $146,900,000 and $163,100,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

I) Forward currency contracts Each fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $578,500,000, $482,700,000 and $219,000,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on forward currency contracts for the reporting period.

J) Total return swap contracts Each fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, manage exposure to specific sectors or industries, manage exposure to credit risk, and gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $184,800,000, $193,600,000 and $156,200,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on total return swap contracts for the reporting period.

K) Interest rate swap contracts Each fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, gain exposure on interest rates, and hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $2,976,400,000, $4,177,400,000 and $3,593,100,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on interest rate swap contracts for the reporting period.

L) Credit default contracts Each fund enters into credit default contracts to hedge credit risk, hedge market risk and gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $154,700,000, $139,200,000 and $124,300,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on credit default swap contracts for the reporting period.

M) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the funds which cannot be sold or repledged totaled $8,708,819 and $14,079,689 (for Growth Portfolio and Balanced Portfolio, respectively) at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the funds had net liability positions of $51,328,721, $80,035,533 and $65,930,445 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled $50,902,327, $78,197,611 and $65,064,489 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively).

N) TBA purchase commitments Each fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

P) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Securities lending Each fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC.

At the close of the reporting period, the value of securities loaned amounted to $23,226,148, $17,258,864 and $8,135,877 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). The funds received cash collateral of $24,649,106, $18,090,016, and $8,413,036 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively).

R) Interfund lending Effective July 2010, each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows each fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

S) Line of credit Effective July 2010, each fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the funds had no borrowings against these arrangements.

T) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the Growth Portfolio, Balanced Portfolio and Conservative Portfolio had capital loss carryovers of $384,103,081, $292,931,908, and $83,707,610, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Growth Portfolio

Loss carryover	Expiration

$271,648,791	September 30, 2017

112,454,290	September 30, 2018

Balanced Portfolio

Loss carryover	Expiration

$72,221,236	September 30, 2011

140,792,818	September 30, 2017

79,917,854	September 30, 2018

Conservative Portfolio

Loss carryover	Expiration

$54,487,143	September 30, 2011

1,108,681	September 30, 2016

11,477,221	September 30, 2017

16,634,565	September 30, 2018

U) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to each fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the reclassifications were as follows:

Distributions in excess of net investment income

Growth Portfolio	$32,134,286

Balanced Portfolio	27,458,326

Conservative Portfolio	25,836,917

Accumulated net realized loss

Growth Portfolio	$(32,088,614)

Balanced Portfolio	(27,391,721)

Conservative Portfolio	(25,808,042)

Paid-in capital

Growth Portfolio	$(45,672)

Balanced Portfolio	(66,605)

Conservative Portfolio	(28,875)

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Growth Portfolio

Unrealized appreciation	$160,499,456
Unrealized depreciation	(57,254,804)

Net unrealized appreciation	103,244,652
Undistributed ordinary income	43,362,075
Capital loss carryforward	(384,103,081)
Cost for federal income tax purposes	$1,742,554,316

Balanced Portfolio

Unrealized appreciation	$115,874,522
Unrealized depreciation	(52,488,307)

Net unrealized appreciation	63,386,215
Undistributed ordinary income	29,738,684
Capital loss carryforward	(292,931,908)
Cost for federal income tax purposes	$1,543,480,371

Conservative Portfolio

Unrealized appreciation	$85,499,927
Unrealized depreciation	(29,616,501)

Net unrealized appreciation	55,883,426
Undistributed ordinary income	14,990,779
Capital loss carryforward	(83,707,610)
Cost for federal income tax purposes	$1,324,173,145

V) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, each fund pays Putnam Management a management fee (based on each fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the funds’ management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Growth Portfolio:

0.750% of the first $5 billion, 0.700% of the next $5 billion, 0.650% of the next $10 billion, 0.600% of the next $10 billion, 0.550% of the next $50 billion, 0.530% of the next $50 billion, 0.520% of the next $100 billion and 0.515% of any excess thereafter.

Balanced Portfolio and Conservative Portfolio:

0.680% of the first $5 billion, 0.630% of the next $5 billion, 0.580% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% of any excess thereafter.

Prior to January 1, 2010, each fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of each fund. Such fee was based on the following annual rates: 0.700% of the first $500 million of average net assets, 0.600% of the next $500 million, 0.550% of the next $500 million, 0.500% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.440% of the next $5 billion and 0.430% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse each fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the funds’ expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for each fund to an annual rate of 0.611%, 0.550% and 0.550% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of each fund’s average net assets. During the reporting period, the Growth Portfolio expenses were not reduced as a result of this limit. During the reporting period, the Balanced Portfolio and Conservative Portfolio expenses were reduced by $252,055 and $250,872, respectively, as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of each fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of each fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the funds $6,507, $4,893 and $3,715 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for trading errors which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the Growth Portfolio terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $1,559,858 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $484,851 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreements.

On September 15, 2008, the Balanced Portfolio and Conservative Portfolio terminated their outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the Balanced Portfolio entered into receivable purchase agreements (Agreements) and the Conservative Portfolio entered into a receivable purchase agreement (Agreement) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the funds the right to receive, in the aggregate, $2,881,684 and $1,630,648 (for Balanced Portfolio and Conservative Portfolio, respectively) in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $895,714 and $506,854 (for Balanced Portfolio and Conservative Portfolio, respectively) (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $35,173,270 and $27,684,346 (for Balanced Portfolio and Conservative Portfolio, respectively), including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street. Custody fees are based on each fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to each fund. Putnam Investor Services, Inc. received fees for investor servicing based on each fund’s retail asset level, the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. Investor servicing fees will not exceed an annual rate of 0.375% of each fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Each fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The funds also reduced expenses through brokerage/service arrangements. For the reporting period, the funds’ expenses were reduced by $5,441, $3,809 and $2,826 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the expense offset arrangements and by $154,837, $83,834 and $38,046 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the brokerage/service arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $1,168, $966 and $749 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	Net commissions	Net commissions

Growth Portfolio	$314,932	$4,822

Balanced Portfolio	203,473	5,355

Conservative Portfolio	87,498	1,905

	Class B contingent	Class C contingent
	deferred sales charges	deferred sales charges

Growth Portfolio	$229,230	$8,369

Balanced Portfolio	163,246	4,958

Conservative Portfolio	37,024	2,145

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A deferred	Class M deferred
	sales charges	sales charges

Growth Portfolio	$2,099	$—

Balanced Portfolio	—	—

Conservative Portfolio	46	—

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

Other securities
	Purchases	Sales

Growth Portfolio	$1,501,008,599	$1,678,060,178

Balanced Portfolio	1,504,811,391	1,740,088,244

Conservative Portfolio	1,384,584,006	1,470,927,148

U.S. government securities
	Purchases	Sales

Growth Portfolio	$995,938	$995,313

Balanced Portfolio	1,991,875	1,990,625

Conservative Portfolio	1,991,875	1,990,625

Written option transactions during the reporting period are summarized as follows:

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
Growth Portfolio		contract amounts	premiums received	contract amounts	premiums received

Written options
outstanding at the
beginning of the
reporting period	USD	361,435,000	$20,482,389	—	$—

Options	USD	106,917,160	3,325,202	163,771	169,410
opened	JPY	58,000,000	35,830	—	—
	EUR	45,800,000	158,882	—	—

Options	USD	(43,403,600)	(1,930,194)	—	—
exercised

Options	USD	(85,917,600)	(3,492,584)	(158,296)	(158,296)
expired

Options	USD	—	—	(5,475)	(11,114)
closed	JPY	(58,000,000)	(35,830)	—	—
	EUR	(45,800,000)	(158,882)	—	—

Written options
outstanding at the
end of the
reporting period	USD	339,030,960	$18,384,813	—	$—

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
Balanced Portfolio		contract amounts	premiums received	contract amounts	premiums received

Written options
outstanding at the
beginning of the
reporting period	USD	547,676,000	$29,586,356	—	$—

Options	USD	119,569,800	4,287,125	133,703	137,612
opened	JPY	77,000,000	47,567	—	—
	EUR	59,320,000	205,782	—	—

Options	USD	(150,577,900)	(6,916,574)	—	—
exercised

Options	USD	(171,333,900)	(7,679,338)	(129,908)	(129,908)
expired

Options	USD	—	—	(3,795)	(7,704)
closed	JPY	(77,000,000)	(47,567)	—	—
	EUR	(59,320,000)	(205,782)	—	—

Written options
outstanding at the
end of the
reporting period	USD	345,334,000	$19,277,569	—	$—

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
Conservative Portfolio		contract amounts	premiums received	contract amounts	premiums received

Written options
outstanding at the
beginning of the
reporting period	USD	485,531,000	$26,523,900	—	$—

Options	USD	110,265,120	3,670,257	60,397	62,069
opened	JPY	74,000,000	45,714	—	—
	EUR	58,900,000	204,326	—	—

Options	USD	(118,302,500)	(5,377,588)	—	—
exercised

Options	USD	(145,760,500)	(6,386,669)	(58,774)	(58,774)
expired

Options	USD	—	—	(1,623)	(3,295)
closed	JPY	(74,000,000)	(45,714)	—	—
	EUR	(58,900,000)	(204,326)	—	—

Written options
outstanding at the
end of the
reporting period	USD	331,733,120	$18,429,900	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	14,449,094	$163,202,063	17,807,625	$157,317,766

Shares issued in connection with
reinvestment of distributions	4,262,106	46,456,956	5,139,722	41,888,736

	18,711,200	209,659,019	22,947,347	199,206,502

Shares repurchased	(21,833,792)	(245,831,755)	(39,157,555)	(341,415,682)

Net decrease	(3,122,592)	$(36,172,736)	(16,210,208)	$(142,209,180)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,559,072	$17,363,726	2,364,610	$20,534,644

Shares issued in connection with
reinvestment of distributions	644,681	6,943,215	756,251	6,095,382

	2,203,753	24,306,941	3,120,861	26,630,026

Shares repurchased	(5,577,448)	(61,985,185)	(8,888,038)	(76,395,204)

Net decrease	(3,373,695)	$(37,678,244)	(5,767,177)	$(49,765,178)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,887,618	$20,593,138	1,772,411	$15,400,061

Shares issued in connection with
reinvestment of distributions	412,343	4,358,469	434,959	3,444,874

	2,299,961	24,951,607	2,207,370	18,844,935

Shares repurchased	(3,017,773)	(32,686,748)	(4,964,213)	(42,011,760)

Net decrease	(717,812)	$(7,735,141)	(2,756,843)	$(23,166,825)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	270,585	$3,020,114	524,232	$4,796,869

Shares issued in connection with
reinvestment of distributions	107,177	1,152,158	121,548	978,460

	377,762	4,172,272	645,780	5,775,329

Shares repurchased	(590,524)	(6,512,217)	(1,256,105)	(10,239,574)

Net decrease	(212,762)	$(2,339,945)	(610,325)	$(4,464,245)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	493,166	$5,459,249	481,927	$4,369,981

Shares issued in connection with
reinvestment of distributions	46,175	496,383	36,257	292,231

	539,341	5,955,632	518,184	4,662,212

Shares repurchased	(350,700)	(3,881,158)	(323,290)	(2,850,016)

Net increase	188,641	$2,074,474	194,894	$1,812,196

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,953,053	$67,303,803	20,139,123	$162,601,205

Shares issued in connection with
reinvestment of distributions	910,590	9,989,168	758,580	6,220,357

	6,863,643	77,292,971	20,897,703	168,821,562

Shares repurchased	(14,604,719)	(168,055,072)	(13,795,384)	(125,063,304)

Net increase (decrease)	(7,741,076)	$(90,762,101)	7,102,319	$43,758,258

Balanced Portfolio

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	12,994,333	$132,158,642	19,006,877	$155,950,273

Shares issued in connection with
reinvestment of distributions	4,810,030	48,155,840	5,510,888	43,547,232

	17,804,363	180,314,482	24,517,765	199,497,505

Shares repurchased	(23,261,768)	(235,300,166)	(44,258,205)	(358,889,747)

Net decrease	(5,457,405)	$(54,985,684)	(19,740,440)	$(159,392,242)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,343,801	$13,607,180	1,874,046	$15,247,439

Shares issued in connection with
reinvestment of distributions	562,528	5,590,453	747,958	5,830,501

	1,906,329	19,197,633	2,622,004	21,077,940

Shares repurchased	(4,394,838)	(44,438,525)	(8,370,990)	(67,788,198)

Net decrease	(2,488,509)	$(25,240,892)	(5,748,986)	$(46,710,258)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,419,778	$14,165,406	1,813,026	$14,543,745

Shares issued in connection with
reinvestment of distributions	428,450	4,203,890	474,741	3,671,014

	1,848,228	18,369,296	2,287,767	18,214,759

Shares repurchased	(2,620,452)	(26,078,877)	(3,972,287)	(31,775,791)

Net decrease	(772,224)	$(7,709,581)	(1,684,520)	$(13,561,032)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	350,396	$3,558,027	756,185	$6,089,856

Shares issued in connection with
reinvestment of distributions	106,958	1,067,847	120,510	947,106

	457,354	4,625,874	876,695	7,036,962

Shares repurchased	(443,943)	(4,497,150)	(1,380,462)	(11,190,516)

Net increase (decrease)	13,411	$128,724	(503,767)	$(4,153,554)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	444,307	$4,444,337	358,622	$3,029,327

Shares issued in connection with
reinvestment of distributions	44,281	440,976	33,720	266,689

	488,588	4,885,313	392,342	3,296,016

Shares repurchased	(330,181)	(3,341,383)	(296,251)	(2,345,863)

Net increase	158,407	$1,543,930	96,091	$950,153

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,750,504	$58,260,233	19,619,155	$154,617,698

Shares issued in connection with
reinvestment of distributions	1,268,554	12,684,504	1,530,476	12,244,102

	7,019,058	70,944,737	21,149,631	166,861,800

Shares repurchased	(18,824,786)	(190,751,913)	(16,401,878)	(137,267,561)

Net increase (decrease)	(11,805,728)	$(119,807,176)	4,747,753	$29,594,239

Conservative Portfolio

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	8,445,962	$74,638,845	10,903,906	$81,456,545

Shares issued in connection with
reinvestment of distributions	2,149,894	18,853,605	1,822,133	13,424,763

	10,595,856	93,492,450	12,726,039	94,881,308

Shares repurchased	(11,017,447)	(97,397,611)	(19,283,991)	(142,656,042)

Net decrease	(421,591)	$(3,905,161)	(6,557,952)	$(47,774,734)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	608,032	$5,335,805	1,118,550	$8,113,916

Shares issued in connection with
reinvestment of distributions	177,296	1,541,081	162,643	1,183,477

	785,328	6,876,886	1,281,193	9,297,393

Shares repurchased	(1,520,569)	(13,346,294)	(2,825,489)	(20,539,428)

Net decrease	(735,241)	$(6,469,408)	(1,544,296)	$(11,242,035)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,029,626	$9,010,086	1,122,542	$8,292,246

Shares issued in connection with
reinvestment of distributions	198,458	1,722,164	159,807	1,164,095

	1,228,084	10,732,250	1,282,349	9,456,341

Shares repurchased	(1,118,069)	(9,774,922)	(2,307,017)	(16,719,917)

Net increase (decrease)	110,015	$957,328	(1,024,668)	$(7,263,576)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	188,127	$1,648,954	573,144	$4,057,682

Shares issued in connection with
reinvestment of distributions	49,669	431,402	46,447	338,666

	237,796	2,080,356	619,591	4,396,348

Shares repurchased	(302,021)	(2,640,883)	(845,388)	(6,432,972)

Net decrease	(64,225)	$(560,527)	(225,797)	$(2,036,624)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	162,127	$1,448,117	180,644	$1,396,133

Shares issued in connection with
reinvestment of distributions	17,482	156,135	10,056	75,687

	179,609	1,604,252	190,700	1,471,820

Shares repurchased	(111,529)	(998,153)	(264,325)	(1,923,860)

Net increase (decrease)	68,080	$606,099	(73,625)	$(452,040)

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,160,729	$89,915,133	16,949,372	$125,078,164

Shares issued in connection with
reinvestment of distributions	3,624,724	31,843,671	2,759,680	20,433,243

	13,785,453	121,758,804	19,709,052	145,511,407

Shares repurchased	(10,956,118)	(96,918,951)	(13,481,041)	(103,216,366)

Net increase	2,829,335	$24,839,853	6,228,011	$42,295,041

At the close of the reporting period, a shareholder of record owned 49.5% of the outstanding shares of the Conservative Portfolio.

Note 5: Summary of derivative activity

Growth Portfolio

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,089,385	Payables	$3,096,561

Foreign exchange
contracts	Receivables	12,167,139	Payables	7,942,665

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	20,029,683*	(depreciation)	2,860,887*

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	46,677,711*	(depreciation)	92,712,958*

Total		$79,963,918		$106,613,071

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized and realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,534,947	$1,534,947

Foreign exchange
contracts	—	—	—	228,334	—	228,334

Equity contracts	—	(263,634)	(655,467)	—	1,832,847	913,746

Interest rate
contracts	(1,748,410)	—	(2,907,053)	—	(18,978,721)	(23,634,184)

Total	$(1,748,410)	$(263,634)	$(3,562,520)	$228,334	$(15,610,927)	$(20,957,157)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,275,257	$2,275,257

Foreign exchange
contracts	—	—	—	14,662,458	—	14,662,458

Equity contracts	91,936	266,877	28,111,473	—	6,755,759	35,226,045

Interest rate
contracts	1,672,325	—	17,842,587	—	(9,192,399)	10,322,513

Total	$1,764,261	$266,877	$45,954,060	$14,662,458	$(161,383)	$62,486,273

Balanced Portfolio

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,646,857	Payables	$2,956,894

Foreign exchange
contracts	Receivables	10,064,504	Payables	6,999,641

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	12,678,779*	(depreciation)	2,161,579*

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	53,575,291*	(depreciation)	125,379,484*

Total		$77,965,431		$137,497,598

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized and realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$27,470	$27,470

Foreign exchange
contracts	—	—	—	392,738	—	392,738

Equity contracts	—	(221,511)	(999,450)	—	1,570,877	349,916

Interest rate
contracts	(701,913)	—	(3,024,078)	—	(5,659,738)	(9,385,729)

Total	$(701,913)	$(221,511)	$(4,023,528)	$392,738	$(4,061,391)	$(8,615,605)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,500,646	$2,500,646

Foreign exchange
contracts	—	—	—	12,627,460	—	$12,627,460

Equity contracts	83,778	133,941	9,407,433	—	5,429,630	$15,054,782

Interest rate
contracts	4,771,190	—	38,518,613	—	(41,967,342)	$1,322,461

Total	$4,854,968	$133,941	$47,926,046	$12,627,460	$(34,037,066)	$31,505,349

Conservative Portfolio

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,129,169	Payables	$2,347,515

Foreign exchange
contracts	Receivables	3,858,213	Payables	3,747,990

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	6,106,371*	(depreciation)	3,939,188*

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	44,164,495*	(depreciation)	101,331,415*

Total		$55,258,248		$111,366,108

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized and realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(262,373)	$(262,373)

Foreign exchange
contracts	—	—	—	(376,649)	—	(376,649)

Equity contracts	—	(126,898)	(2,155,300)	—	1,329,169	(953,029)

Interest rate
contracts	(3,272,135)	—	(1,878,020)	—	(61,519,672)	(66,669,827)

Total	$(3,272,135)	$(126,898)	$(4,033,320)	$(376,649)	$(60,452,876)	$(68,261,878)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,986,740	$1,986,740

Foreign exchange
contracts	—	—	—	5,044,706	—	5,044,706

Equity contracts	38,013	92,682	(7,027,635)	—	3,714,555	(3,182,385)

Interest rate
contracts	2,718,428	—	34,719,607	—	26,684,229	64,122,264

Total	$2,756,441	$92,682	$27,691,972	$5,044,706	$32,385,524	$67,971,325

Note 6: Investment in Putnam Money Market Liquidity Fund

Each fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the funds are recorded as interest income in the Statement of operations and totaled $570,921, $473,599 and $472,219 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of purchases	Proceeds of sales

Growth Portfolio	$1,414,752,649	$1,377,640,460

Balanced Portfolio	1,242,534,131	1,269,241,010

Conservative Portfolio	1,060,113,704	970,958,944

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

PUTNAM ASSET ALLOCATION FUNDS
FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Agreement and Declaration of Trust, as amended January 7, 1994 –Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on January 28, 2000.

(b) By-Laws, as amended through July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement filed on January 29, 2001.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(c)(2) Portions of By-Laws Relating to Shareholders' Rights –Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

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(d)(1) Management Contract with Putnam Investment Management, LLC dated January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement filed on January 28, 2010.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated May 15, 2008; schedule dated November 30, 2010.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated May 15, 2008; schedule A dated March 17, 2009; schedule B dated December 14, 2009.

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(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated August 3, 2007– Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed on January 28, 2008.

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(e)(2) Form of Dealer Sales Contract dated January 11, 2010.

(e)(3) Form of Financial Institution Sales Contract dated January 11, 2010.


(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000-- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.

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(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated November 30, 2010.

(h)(1) Amended and Restated Investor Servicing Agreement with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated January 1, 2009; schedule dated November 30, 2010.


(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003-- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

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(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated November 30, 2010.

(h)(5) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated January 6, 2011; schedule B dated January 6, 2011.

(h)(6) Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010, as amended January 6, 2011.

(h)(7) Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010, as amended January 6, 2011.


(i) Opinion of Ropes & Gray LLP, including consent – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(j) Consent of Independent Registered Public Accounting Firm.

(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993 – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994 – Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995 – Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002 – Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6) Form of Dealer Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7) Form of Financial Institution Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(n) Rule 18f-3 Plan dated April 2009 – Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement filed on November 24, 2009.

(p)(1) The Putnam Funds Code of Ethics dated September 11, 2009 –Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement filed on November 24, 2009.

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(p)(2) Putnam Investments Code of Ethics dated June 2010.


Item 29. Persons Controlled by or under Common Control with the Fund

None.

Item 30. Indemnification

The information required by this item is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-7121).

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

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Name and Title	Non-Putnam business, profession, vocation or
employment
Robert D. Ewing	Prior to November 2008, Co-Head
Managing Director	River Source Investments,
Putnam Investment Management, LLC	125 High Street, Boston, MA 02110
Nick C. Thakore	Prior to November 2008, Co-Head
Managing Director	River Source Investments,
Putnam Investment Management, LLC	125 High Street, Boston, MA 02110
Nicolas A. Brunetti	Prior to November 2008, Director
Senior Vice President	Citigroup
Putnam Investment Management, LLC	301 Tresser Blvd., Stamford, CT 06901
Daniel C. Farrell	Prior to November 2008, VP Equity Trading
Managing Director	River Source Investments,
Putnam Investment Management, LLC	125 High Street, Boston, MA 02110
Clare Richer	Prior to December 2008, Executive Vice President
Senior Managing Director	Fidelity Investments,
Putnam Investment Management, LLC	82 Devonshire St., Boston, MA 02109
Steven W. Curbow	Prior to December 2008, Senior Vice President Director
Senior Vice President	of Research, Independence Investments,
Putnam Investment Management, LLC	160 Federal Street, Boston, MA 02110
David Glancy	Prior to January 2009, Managing Partner,
Managing Director	Andover Capital Advisors,

Putnam Investment Management, LLC	300 Brickstone Sq., Andover, MA 01810
Michael J. Maguire	Prior to January 2009, Senior Analyst,
Senior Vice President	FTN Midwest Securities
Putnam Investment Management, LLC	99 Summer St., Boston, MA 02110
Lucas M. Klein	Prior to January 2009, VP Equity Analyst,
Senior Vice President	River Source Investments,
Putnam Investment Management, LLC	125 High Street, Boston, MA 02110
George Gianarikas	Prior to January 2009, Global Industry Analyst,
Senior Vice President	Wellington Management,
Putnam Investment Management, LLC	75 State Street, Boston, MA 02109
Shobha S. Frey	Prior to January 2009, Managing Director Hedge Fund,
Senior Vice President	K Capital Partners,
Putnam Investment Management, LLC	75 Park Plaza, Boston, MA 02116
Richard E. Bodzy	Prior to February 2009, Industrials Analyst,
Assistant Vice President	River Source Investments,
Putnam Investment Management, LLC	125 High Street, Boston, MA 02110
Ami Y. Joseph	Prior to February 2009, Equity Research Analyst,
Vice President	Fidelity Investments,
Putnam Investment Management, LLC	245 Summer St., Boston, MA 02110
Vinay H. Shah	Prior to February 2009, VP Senior Tech Analyst
Senior Managing Director	River Source Investments,
Putnam Investment Management, LLC	125 High Street, Boston, MA 02110
Walter C. Donovan	Prior to May 2009, President, Investment Processing,
Senior Managing Director	Equiserve,
Putnam Investment Management, LLC	50 Royall St., Canton, MA 02021
Ferat Ongoren	Prior to June 2009, Director, Industrials Sector,
Senior Vice President	CITI Equities Trading
Putnam Investment Management, LLC	New York, NewYork
Karan S. Sodhi	Prior to June 2010, Equity Analyst,
Senior Vice President	Stark Investments,
Putnam Investment Management, LLC	2 International Place, Boston, MA 02110

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

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George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, The Putnam Fund for Growth and Income, Putnam Global Equity Fund, Putnam Global Income Trust, Putnam Global

Natural Resources Fund, Putnam Global Health Care Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, and Putnam Voyager Fund.


(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the
Underwriter
Aaron III Jefferson F.	Senior Vice President
Ahearn Paul D.	Vice President
Amisano Paulette Cusick	Vice President
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Asci Susan J.	Vice President
Ashibe Sumie	Assistant Vice President
Babcock III Warren W.	Senior Vice President
Balfour Renee	Assistant Vice President
Barnett William E.	Senior Vice President
Bartony Paul A.	Senior Vice President
Black Robert W.	Vice President
Boornazian Aram R.	Assistant Vice President
Borden Richard S.	Senior Vice President
Browne John C.	Assistant Vice President
Bruce Scott W.	Senior Vice President
Bumpus James F.	Managing Director
Bunker Christopher M.	Senior Vice President
Burke Brian M.	Vice President
Burns Robert T.	Managing Director
Cahill Daniel J.	Assistant Vice President

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
Campbell Christopher F.	Vice President
Capece John P.	Vice President
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
Card Victoria R.	Vice President
Carney Jeffrey R.	Senior Managing Director
Casey David M.	Senior Vice President
Cass William D.	Senior Vice President
Chapman Frederick	Senior Vice President
Clark James F.	Senior Vice President
Colman Donald M.	Senior Vice President
Coneeny Mark L.	Managing Director
Connolly William T.	Senior Managing Director
Cooley Jonathan A.	Senior Vice President
Corbett Dennis T.	Senior Vice President
Craig Casey R.	Vice President
Crilly Lindsay T.	Vice President
Cristo Chad H.	Managing Director
Curran Kevin M.	Assistant Vice President
Curtin Brian	Senior Vice President
Daley Eric Hugh	Senior Vice President
Daly Elizabeth Paul	Vice President
Davidian Raymond A.	Vice President
DeAngelis Adam	Senior Vice President
Deaver Marvin L.	Vice President
DeGregorio Jr. Richard A.	Vice President
Demery Thomas R.	Vice President
Dewey Jr. Paul S.	Managing Director
DiBuono Jeffrey P.	Vice President
DiPietro Daniel S.	Assistant Vice President
Donadio Joyce M.	Senior Vice President
Doucet Christopher C.	Senior Vice President

Druker Linda A.	Assistant Vice President
Duffy Anne Marie	Vice President
Dumas Alan J.	Vice President
Durkan Anthony	Assistant Vice President
Economou Stefan G.	Vice President
Eidelberg Kathleen E.	Vice President
Elderkin Justin	Vice President
Evans Adam Christopher	Senior Vice President
Fall Stephanie L.	Assistant Vice President
Favaloro Beth A.	Managing Director
Ferrelli F. Peter	Managing Director
Filmore Benjamin R.	Senior Vice President
Fleming Pamela B.	Vice President
Fleming Robert A.	Vice President
Forcione Carlo N.	Vice President
Foster Laura G.	Senior Vice President
Gentile Donald A.	Vice President
Gentile Lauren K.	Assistant Vice President
Geraigery Mark F.	Assistant Vice President
Glickman David S.	Senior Vice President
Goyer Michael J.	Vice President
Greeley Jr. Robert E.	Vice President
Greenwood Julie M.	Senior Vice President
Halloran James E.	Senior Vice President
Hancock Nancy E.	Vice President
Harrington Terese A.	Assistant Vice President

Hartigan Maureen A.	Senior Vice President
Hayes Alexander D.	Vice President
Homer Edward M.	Assistant Vice President
Horkan Lisa M.	Senior Vice President
Hoyt Paula J.	Senior Vice President
Hughes Rosemary A.	Vice President
Inoue Hitoshi	Senior Vice President
Iskandar Anthony Michael	Vice President
Jurkiewicz Gregg M.	Vice President
Kagami Masao	Senior Vice President
Kapinos Peter J.	Senior Vice President
Kay Karen R.	Managing Director
Kealty Joseph M.	Vice President
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
Kelley Brian J.	Managing Director
Kelly A. Siobhan	Senior Vice President
Kennedy Daniel J.	Senior Vice President
Kersten Charles N.	Senior Vice President
Kinsman Anne M.	Senior Vice President
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Kircher Richard T.	Vice President
Kotsiras Steven	Senior Vice President
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
Lacour Jayme J.	Vice President
Lange Christine L.	Senior Vice President
Leahy Jon F.	Vice President
Lecce Vincent L.	Vice President
Leeson John B.	Vice President
Leveille Robert R. *	Managing Director

Levy Norman S.	Senior Vice President
Lewis Benjamin Herbert	Managing Director
Lieberman Samuel L.	Senior Vice President
Link Christopher H.	Senior Vice President
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Loehning III William F.	Vice President
Lohmeier Andrew	Senior Vice President
Lopez Christopher D.	Vice President
Maher James M.	Vice President
Maher Stephen B.	Vice President
Mahoney Julie M.	Senior Vice President
Martin David M.	Senior Vice President
Marzelli Kristine	Assistant Vice President
Mattucci John T.	Senior Vice President
McCarthy Anne B.	Vice President
McCloy Andrew P.	Vice President
McCollough Martha J.	Assistant Vice President
McDaries Jane S.	Assistant Vice President
McDermott Robert J.	Senior Vice President
McKeehan John B.	Vice President
McKenna Mark J.	Managing Director
McNamara Daniel	Assistant Vice President
Mehta Ashok	Senior Vice President
Miller Daniel R.	Vice President
Miller Geffrey	Vice President
Minsk Judith	Senior Vice President
Molesky Kevin P.	Senior Vice President
Morais Joseph	Vice President
Murphy III Edmund F.	Managing Director
Nakamura Denise-Marie	Senior Vice President

Rodammer Kris

Nguyen David R.	Vice President
Nichols Leslie G.	Vice President
Nickodemus John P.	Managing Director
Norcross George H.	Senior Vice President
O'Connell Jr. Paul P.	Senior Vice President
O'Connor Brian P.	Senior Vice President
O'Neill Robert W.	Managing Director
Otsuka Haruo	Vice President
Papay Jennifer A.	Vice President
Perkins Erin M.	Senior Vice President
Petitti Joseph P.	Senior Vice President
Pheeney Bradford S.	Vice President
Pheeney Douglas K.	Vice President
Pike John R.	Managing Director
Powers Michele M.	Assistant Vice President
Pulkrabek Scott M.	Senior Vice President
Purtell Stephanie B.	Vice President
Puzzangara John C.	Senior Vice President
Quinn Kyle C.	Vice President
Reid Sandra L.	Senior Vice President
Riccardella Paul A.	Vice President
Ritter Jesse D.	Vice President
Senior Vice President
Saunders Catherine A.	Managing Director
Scanlon Sharon Rose	Senior Vice President
Seward Mary E.	Assistant Vice President
Shimokawa Ryuichi	Senior Vice President
Short Jr. Harold P.	Managing Director
Signorello Stephen	Assistant Vice President
Sipple Scott C.	Managing Director
Skomial Victoria S.	Assistant Vice President
Sloane Melissa A.	Vice President
Snyder Scott Joseph	Assistant Vice President

Spence David L.	Vice President
Spigelmeyer III Carl M.	Senior Vice President
Steingarten Brie A.E.	Vice President
Stern Derek A.	Vice President
Stuart James F.	Senior Vice President
Sullivan Brian L.	Senior Vice President
Sullivan Daniel John	Vice President
Sullivan Elaine M.	Managing Director
Taber Rene B.	Senior Vice President
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Tamura Annika I.	Vice President
Tate Stephen J.	Senior Vice President
Tolmie Ryan J.	Assistant Vice President
Trenchard Mark C.	Managing Director
Tsuruoka Kei	Vice President
Tucker Jason A.	Managing Director
Valentin-Hess Carmen	Vice President
Wallace Stephen	Senior Vice President
Watson Stefanie H.	Vice President
Weylman William K.	Vice President
Whitman Peter T.	Senior Vice President
Wilde Michael R.	Vice President
Williams Brie P.	Senior Vice President
Wolff Meredith M.	Senior Vice President
Wright Jr. Edmund F.	Senior Vice President
Yamamoto Kayo	Vice President
Zannino David J.	Vice President
Zechello Steven R.	Senior Vice President

*Mr. Leveille is Vice President and Chief Compliance Officer of the Registrant.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Judith Cohen; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing, and bookkeeping services) and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette Boston, Massachusetts 02111.

Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

POWER OF ATTORNEY

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I, the undersigned Trustee of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Jonathan S. Horwitz, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature	Title	Date

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/s/ Barbara M. Baumann
--------------------------------------	Trustee	June 27, 2010
Barbara M. Baumann
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Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Equity Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
Putnam Global Utilities Fund
The Putnam Fund for Growth and Income
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
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Putnam RetirementReady®Funds
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Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam U.S. Government Income Trust
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund

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SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of January, 2011.

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Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz
Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title
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John A. Hill** *	Chairman of the Board and Trustee

Jameson A. Baxter***	Vice Chairman of the Board and Trustee

Robert L. Reynolds***	President and Trustee

Jonathan S. Horwtiz**	Executive Vice President, Treasurer,
Principal Executive Officer and Compliance
Liaison

Steven D. Krichmar***	Vice President and Principal Financial Officer

Janet C. Smith ***	Vice President, Assistant Treasurer and Principal
Accounting Officer

Ravi Akhoury***	Trustee

Barbara M. Baumann*	Trustee

Charles B. Curtis***	Trustee

Robert J. Darretta***	Trustee

Myra R. Drucker***	Trustee

Paul L. Joskow***	Trustee

Kenneth R. Leibler***	Trustee

Robert E. Patterson***	Trustee

George Putnam, III***	Trustee

W. Thomas Stephens***	Trustee
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By: /s/ Jonathan S. Horwtiz, as Attorney-in-Fact
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January 28, 2011
*Signed pursuant to power of attorney filed herewith.
** Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 19 to the Registrant’s
Registration Statement filed on January 28, 2010.
*** Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 18 to the Registrant’s
Registration Statement filed on November 24, 2009.
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EXHIBIT INDEX

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(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated May 15, 2008; schedule dated November 30, 2010.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated May 15, 2008; schedule A dated March 17, 2009; schedule B dated December 14, 2009.

(e)(2) Form of Dealer Sales Contract dated January 11, 2010.

(e)(3) Form of Financial Institution Sales Contract dated January 11, 2010.

(g) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated November 30, 2010.

(h)(1) Amended and Restated Investor Servicing Agreement with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated January 1, 2009; schedule dated November 30, 2010.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated November 30, 2010.

(h)(5) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated January 6, 2011; schedule B dated January 6, 2011.

(h)(6) Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010, as amended January 6, 2011.

(h)(7) Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010, as amended January 6, 2011.

(j) Consent of Independent Registered Public Accounting Firm.

(p)(2) Putnam Investments Code of Ethics dated June 2010.

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